UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LIMEADE, INC.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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July 10, 2023
Dear Shareholders:
As previously announced, on June 8, 2023, Limeade, Inc. (“Limeade,” the “Company,” or “our”) entered into an Agreement and Plan of Merger (as it may be amended, modified, or supplemented from time to time, the “merger agreement”) with WebMD Health Corp., a Delaware corporation (“WebMD”) and Lotus Merger Sub, Inc., a Washington corporation and wholly owned direct subsidiary of WebMD (“Merger Sub”). Pursuant to and subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into Limeade (the “merger”) and Limeade will survive the merger as a wholly owned subsidiary of WebMD.
If the merger is completed, each share of common stock, no par value per share, of Limeade (“Limeade common stock”) outstanding as of immediately prior to the effective time of the merger (the “effective time”) (other than (1) shares owned by Limeade or any of its direct or indirect subsidiaries, and (2) shares owned by any shareholder who has properly exercised and perfected such holder’s demand for dissenters’ rights pursuant to Chapter 23B.13 of the Washington Business Corporation Act (the “WBCA”) and who has not effectively waived, withdrawn or forfeited such holder’s dissenters’ rights), including shares of Limeade common stock that are underlying Limeade CHESS depositary interests (“Limeade CDIs”), will be cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to $0.425 Australian Dollars (“AUD”), subject to any applicable withholding taxes. Each Limeade CDI represents a beneficial interest in one share of Limeade common stock.
This all-cash transaction represents significant value for holders of Limeade common stock and Limeade CDIs. The per share purchase price represents a 325% premium to the closing price of the Limeade CDIs on the Australian Securities Exchange (“ASX”) on June 8, 2023 (Australian Eastern Standard Time), the last trading day prior to public announcement of the proposed transaction, and a 217% premium to the volume-weighted average price (VWAP) of the Limeade CDIs on the ASX for the thirty trading days ending on that date.
The merger requires the approval of Limeade’s shareholders. We are holding a special meeting of our shareholders to be held virtually in connection with the proposed merger on August 8, 2023 at 10:00 a.m. Australian Eastern Standard Time (“AEST”) (August 7, 2023 at 5:00 p.m. Pacific Time (“PT”)). At the special meeting, shareholders will be asked to consider and vote on a proposal to approve the merger agreement and the transactions contemplated thereby, including the merger (the “merger proposal”). Approval of the merger proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Limeade common stock entitled to vote thereon (including shares of common stock underlying the Limeade CDIs). Only holders of record of shares of Limeade common stock at 8:00 a.m. AEST on July 4, 2023 (3:00 p.m. PT on July 3, 2023) (the “record date”), or their legal proxies, are entitled to receive notice of and vote at the special meeting of shareholders or any adjournment or postponement thereof. In addition, holders of Limeade CDIs outstanding as of the record date are entitled to receive notice of and to attend the special meeting or any adjournment or postponement thereof and may instruct CHESS Depositary Nominees Pty Ltd, the depositary of Limeade CDIs, to vote the shares of common stock underlying their Limeade CDIs. You will be able to attend the special meeting by visiting the website at https://meetings.linkgroup.com/LMESM23. You will not be able to attend the special meeting in person. For purposes of attendance at the special meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
The Limeade board of directors has unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Limeade and its shareholders, including holders of Limeade CDIs, and unanimously recommends that you vote “FOR” the merger proposal. The Limeade board of directors made its determination after consideration of a number of factors more fully described in the accompanying proxy statement.

At the special meeting, Limeade shareholders will also be asked to vote on a proposal to approve an adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional votes to constitute a quorum for the conduct of business at the special meeting or for the approval of the merger proposal if there are insufficient votes to approve the merger proposal at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement required by applicable law is timely provided to Limeade shareholders. The Limeade board of directors unanimously recommends that you vote “FOR” this proposal.
The merger cannot be completed unless Limeade shareholders holding a majority of the voting power of the outstanding shares of Limeade common stock entitled to vote thereon approve the merger proposal. Concurrently with the execution of the merger agreement, certain shareholders of Limeade (each, a “supporting shareholder”) who in the aggregate beneficially own approximately 42% of our outstanding shares (including Henry Albrecht, our chief executive officer and a member of our board of directors, and TVC Capital Partners II LP and TVC Capital II LP, investment funds affiliated with Steve Hamerslag, a member of our board of directors) entered into a Voting and Support Agreement with WebMD and Limeade (the “voting agreement”). Under the voting agreement, each supporting shareholder has agreed, among other things and on the terms set forth therein, to vote (or cause to be voted) at the special meeting of shareholders the shares then beneficially owned by such supporting shareholder in favor of the merger proposal.
Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the special meeting virtually, (i) if you are a holder of record of outstanding shares of common stock as of the record date, please submit a proxy to vote your shares and (ii) if you are a holder of record of outstanding Limeade CDIs as of the record date, please submit a CDI Voting Instruction Form, in each case as promptly as possible so that your shares may be represented and voted at the special meeting. If you are a holder of record of outstanding shares of Limeade common stock as of the record date (or a legal proxy holder) and intend to attend the virtual special meeting and vote in person (electronically) during the virtual special meeting, your electronic vote at the special meeting will revoke any proxy previously submitted. The failure to vote on the merger proposal will have the same effect as a vote “AGAINST” the merger proposal.
The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, and the other transactions contemplated by the merger agreement (including the merger) and the voting agreement. A copy of the merger agreement is attached as Annex A to the proxy statement. A copy of the voting agreement is attached as Annex B to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.
Yours truly,

Elizabeth Bastoni
Chairman

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits of the merger agreement or the merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated July 10, 2023 and, together with the enclosed form of proxy, is first being sent to Limeade shareholders on or about July 10, 2023.

Limeade, Inc.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DATE & TIME	August 8, 2023 at 10:00 a.m. Australian Eastern Standard Time (“AEST”) (August 7, 2023 at 5:00 p.m. Pacific Time (“PT”))
MEETING WEBSITE
https://meetings.linkgroup.com/LMESM23. The special meeting will be held virtually. You will not be able to attend the special meeting in person. For purposes of attendance at the special meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.

ITEMS OF BUSINESS
•To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of June 8, 2023 (as it may be amended, modified, or supplemented from time to time, the “merger agreement”), by and among WebMD Health Corp. (“WebMD”), Lotus Merger Sub, Inc. (“Merger Sub”) and Limeade, Inc. (“Limeade”), and the transactions contemplated thereby, including the merger of Merger Sub with and into Limeade (the “merger proposal”). A copy of the merger agreement is attached to the accompanying proxy statement as Annex A; and
•To consider and vote on a proposal to approve an adjournment of the special meeting to a later date or dates, if necessary or appropriate, for the purpose of soliciting additional votes to constitute a quorum for the conduct of business at the special meeting or for the approval of the merger proposal if there are insufficient votes to approve the merger proposal at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement required by applicable law is timely provided to Limeade shareholders (the “adjournment proposal”).

RECORD DATE	Only Limeade shareholders of record at 8:00 a.m. AEST on July 4, 2023 (3:00 p.m. PT on July 3, 2023) (the “record date”), are entitled to notice of, and to attend and vote at, the special meeting and at any adjournment or postponement of the special meeting. In addition holders of our CHESS depositary interests (“Limeade CDIs”) outstanding as of the record date, each of which represents a beneficial interest in one share of Limeade common stock, are entitled to receive notice of and to attend the special meeting or any adjournment or postponement thereof and may instruct CHESS Depositary Nominees Pty Ltd (“CDN”), the depositary of the Limeade CDIs, to vote the shares of Limeade common stock underlying their Limeade CDIs.

VOTING BY PROXY
Your vote is very important, regardless of the number of shares you own. The Limeade board of directors is soliciting proxies to assure that a quorum is present and that your shares are represented and voted at the special meeting. Shareholders of record of Limeade common stock as of the record date (or their legal proxy holders) may vote their shares by proxy or in person (electronically) at the special meeting.

Holders of record of Limeade CDIs as of the record date may cause the shares of Limeade common stock underlying their Limeade CDIs to be voted by CDN by submitting CDI Voting Instruction Forms.

Limeade CDI holders may also vote shares underlying their Limeade CDIs at the special meeting by obtaining a legal proxy from CDN prior to the meeting in respect of those shares. In order to vote at the special meeting as proxy for CDN, a Limeade CDI holder must obtain from CDN (prior to the special meeting) CDN’s proxy for the purpose of attending and voting at the special meeting by following the CDI Voting Instruction Form.

For information on submitting your proxy or CDI Voting Instruction Form over the internet or by fax, or on mailing back or hand delivering the traditional proxy card or the CDI Voting Instruction Form, please see the accompanying proxy statement and proxy card or CDI Voting Instruction Form.

The deadline to return a completed proxy card is 10:00 a.m. AEST on August 6, 2023 (5:00 p.m. PT on August 5, 2023). The deadline to return a completed CDI Voting Instruction Form is 10:00 a.m. AEST on August 5, 2023 (5:00 p.m. PT on August 4, 2023).

RECOMMENDATIONS	The Board unanimously recommends that you vote: •“FOR” the merger proposal; and •“FOR” the adjournment proposal.
DISSENTERS’ RIGHTS
Limeade shareholders (including holders of Limeade CDIs) who do not vote (or cause their shares to be voted) in favor of the merger proposal will have the right to seek appraisal of the fair value of their shares of Limeade common stock, in accordance with Chapter 23B.13 of the WBCA, if they deliver a demand for payment before the vote is taken on the merger proposal and comply with all of the requirements of Chapter 23B.13, which are summarized in the accompanying proxy statement. Pursuant to Chapter 23B.13, when a proposed merger is to be submitted to a vote at a meeting of shareholders, as in the case of the special meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights and must be accompanied by a copy of Chapter 23B.13. Accordingly, this notice of the special meeting constitutes notice to the shareholders of Limeade common stock (including holders of Limeade CDIs representing a beneficial ownership therein) of their dissenters’ rights, and a copy of Chapter 23B.13 is attached to the accompanying proxy statement as Annex D.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE SUBMIT A PROXY OR CDI VOTING INSTRUCTION FORM OVER THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED IN THESE MATERIALS OR COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD OR CDI VOTING INSTRUCTION FORM BY FAX, HAND DELIVERY OR MAIL AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY OR CDI VOTING INSTRUCTION FORM BECAUSE YOU OWN SHARES OR LIMEADE CDIS REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY OR CDI VOTING INSTRUCTION FORM SHOULD BE SUBMITTED. IF YOU DO NOT SUBMIT YOUR PROXY OR CDI VOTING INSTRUCTION FORM, INSTRUCT YOUR BANK, BROKER OR OTHER NOMINEE HOW TO VOTE YOUR SHARES OR LIMEADE CDIS, OR VOTE IN PERSON (ELECTRONICALLY) AT THE VIRTUAL SPECIAL

MEETING ON THE MERGER PROPOSAL (IF YOU ARE A SHAREHOLDER OF RECORD OR A HOLDER OF CDIS WHO HAS OBTAINED A PROXY FROM CDN), IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THE MERGER PROPOSAL.
Approval of the merger proposal requires the affirmative vote of the holders of a majority of the voting power of shares of Limeade common stock outstanding on the record date and entitled to vote thereon (including shares of common stock underlying Limeade CDIs outstanding as of the record date). Concurrently with the execution of the merger agreement, certain shareholders of Limeade (each, a “supporting shareholder”) who in the aggregate beneficially own approximately 42% of our outstanding shares (including Henry Albrecht, our chief executive officer and a member of our board of directors, and TVC Capital Partners II LP and TVC Capital II LP, investment funds affiliated with Steve Hamerslag, a member of our board of directors) entered into a Voting and Support Agreement with WebMD and Limeade (the “voting agreement”). Under the voting agreement, each supporting shareholder has agreed, among other things and on the terms set forth therein, to vote (or cause to be voted) at the special meeting of shareholders the shares then beneficially owned by such supporting shareholder in favor of the merger proposal.
Approval of the adjournment proposal requires that the number of votes cast “FOR” such proposal at the special meeting exceeds the number of votes cast “AGAINST” such proposal. The supporting shareholders have also agreed to vote their shares in favor of the adjournment proposal.
If you sign, date, and submit your proxy card or CDI Voting Instruction Form without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the merger proposal and “FOR” the adjournment proposal.
Your proxy or CDI Voting Instruction Form may be revoked before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.
The meeting will only be conducted by live online webcast, i.e., as a “virtual special meeting.” Only holders of record of Limeade common stock as of the record date (or their legal proxy holders), or holders of record of Limeade CDIs as of the record date who have obtained a legal proxy from CDN, may attend, ask questions and vote at the special meeting. In addition, holders of Limeade CDIs outstanding as of the record date are entitled to attend and ask questions at the special meeting and may instruct CDN to vote the shares of common stock underlying their Limeade CDIs using the CDI Voting Instruction Form. Alternatively, a record holder of Limeade CDIs who obtains a legal proxy from CDN prior to the meeting may vote in person (electronically) at the meeting. To attend the special meeting, you will need to register at the website at https://meetings.linkgroup.com/LMESM23.

The proxy statement, of which this notice forms a part, provides a detailed description of the merger agreement and the transaction contemplated thereby, including the merger, as well as the voting agreement. We urge you to read the proxy statement, including any documents incorporated by reference, and its annexes carefully and in their entirety. If you have any questions concerning the merger or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of Limeade common stock or Limeade CDIs, please contact:

Limeade, Inc.
C/- Link Market Services Limited
Locked Bag A14
Sydney South NSW 1235 Australia
Telephone: c1300 554 474 Overseas: +61 1300 554 474

By order of the Board,

Sarah Visbeek
General Counsel and Secretary
10885 NE 4th Street, Suite #400
Bellevue, Washington 98004
July 10, 2023

SUMMARY
This summary highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you with respect to the merger and the other matters being considered at the special meeting of Limeade shareholders. We urge you to carefully read the remainder of this proxy statement, including the attached annexes, and the other documents to which we have referred you. For additional information on Limeade included in documents incorporated by reference into this proxy statement, and to find instructions on how to obtain, without charge, copies of any of the documents we file with the United States Securities and Exchange Commission (the “SEC”), see the section entitled “Where You Can Find More Information” beginning on page 93. We have included page references in this summary to direct you to a more complete description of the topics presented below.
All references to “Limeade,” “the Company,” “we,” “us,” or “our” in this proxy statement refer to Limeade, Inc., a Washington corporation; all references to “WebMD” refer to WebMD Health Corp., a Delaware corporation; all references to “Merger Sub” refer to Lotus Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of WebMD; all references to “Limeade common stock” or “our common stock” refer to the common stock, no par value per share, of Limeade; all references to “Limeade CDIs” or “our CDIs” refer to the CHESS depositary interests of Limeade that are listed on the ASX, each of which represents a beneficial interest in one share of Limeade common stock; all references to the “Board” refer to the board of directors of Limeade; all references to the “merger” refer to the merger of Merger Sub with and into Limeade with Limeade surviving as a wholly owned subsidiary of WebMD; unless otherwise indicated or as the context otherwise requires, all references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of June 8, 2023, as may be amended, modified or supplemented from time to time, by and among Limeade, WebMD, and Merger Sub, a copy of which is included as Annex A to this proxy statement. Limeade, following the completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation.” Except for the per share merger consideration of AUD$0.425 or otherwise specifically indicated, all references to dollar amounts ($) in this proxy statement are in United States Dollars. Except for dates herein designated in Australian Eastern Standard Time or AEST (such as the date of the special meeting and the record date for the special meeting), all dates used in this proxy statement refer to dates in the Pacific Time zone in the United States.

The Parties
Limeade (see page 24)
Limeade, founded in 2006 as a Washington corporation, is an immersive employee well-being company that creates healthy employee experiences. Today, millions of people at 1,000+ companies in 100+ countries use Limeade solutions to navigate the future of work. By putting well-being at the heart of the employee experience, Limeade increases well-being and engagement resulting in less burnout and turnover - ultimately elevating business performance. Through our software-as-a-service (“SaaS”) solutions, Limeade helps companies better care for their employees, and helps employees care for themselves.
Limeade Well-Being is our flagship solution. In 2021, we acquired TINYpulse, a Seattle-based leader in listening software. We continue to offer the solution based on this acquisition, re-branded Limeade Listening, to existing customers and new prospects worldwide.
In December 2019, we completed an initial public offering of our CDIs on the Australian Securities Exchange (the “ASX”), and the Limeade CDIs are currently traded on the ASX. In August 2022, we filed a Registration Statement on Form 10 with the SEC, which became effective in October 2022 and, as such, became a U.S. public reporting company. However, our common stock is not traded on any United States (“U.S.”) stock exchange.
Our corporate headquarters is located at 10885 NE 4th Street, Suite #400, Bellevue, Washington 98004, and our telephone number is (888) 830-9830. Our website address is www.limeade.com. The information on, or that can be accessed through, our website is not part of, and is not incorporated into, this proxy statement. Additional information about Limeade is contained in our public filings with the SEC. See the section of this proxy statement entitled “Where You Can Find More Information.”

WebMD (see page 24)
WebMD, an Internet Brands company, is at the heart of the digital health revolution that is transforming the health care experience for consumers, patients, health care professionals, employers, health plans, and health systems. Through public and private online portals, mobile platforms, and health-focused publications, WebMD delivers leading-edge content and digital services that enable and improve decision-making, support and motivate health actions, streamline and simplify the health care journey, and improve patient care.
The WebMD Health Network includes WebMD Health, Medscape, Jobson Healthcare Information, MediQuality, Frontline, Vitals Consumer Services, Aptus Health, Krames, PulsePoint, The Wellness Network, SanovaWorks, MedicineNet, eMedicineHealth, RxList, OnHealth, Medscape Education, and other owned WebMD sites. WebMD®, Medscape®, CME Circle®, Medpulse®, eMedicine®, MedicineNet®, theheart.org® and RxList® are among the trademarks of WebMD or its subsidiaries.
Merger Sub (see page 24)
Lotus Merger Sub, Inc. is a Washington corporation and a wholly-owned subsidiary of WebMD and was formed on May 12, 2023 solely for the purpose of engaging in the merger and the other transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than in connection with the merger and the other transactions contemplated by the merger agreement. Upon the consummation of the merger, the separate corporate existence of Merger Sub will cease and Limeade will continue as the surviving corporation and a wholly owned subsidiary of WebMD.
The Special Meeting
The Virtual Special Meeting (see page 25)
The special meeting of Limeade shareholders (the “special meeting”) is scheduled to be held virtually on August 8, 2023 at 10:00 a.m. Australian Eastern Standard Time (“AEST”) (August 7, 2023 at 5:00 p.m. Pacific Time (“PT”)). Holders of record of Limeade common stock or Limeade CDIs as of the record date for the special meeting, and persons holding proxies from such persons, will be able to attend and ask questions at the special meeting by visiting https://meetings.linkgroup.com/LMESM23. In addition, record holders of Limeade common stock (and holders of Limeade CDIs who hold a legal proxy from CHESS Depositary Nominees Pty Ltd (“CDN”), the depositary of Limeade CDIs and the record holder of the shares underlying their CDIs) will be entitled to vote online at the special meeting by visiting the website above. To participate in the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23. You will not be able to attend the special meeting in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
This is a completely virtual meeting. Limeade shareholders and holders of CDIs can watch and participate in the special meeting virtually via the online platform by using a desktop or laptop computer (or another device with a compatible browser connected to the internet) online at https://meetings.linkgroup.com/LMESM23.
More information about how to use the online platform (including how to vote and ask questions online during the special meeting) is available in the Virtual Special Meeting Online Guide, which has been lodged with the ASX and can be accessed from Limeade’s website at https://investors.limeade.com/investor-relations. If you intend to use the online platform, then before the special meeting we recommend that you ensure the online platform works on your device. Further instructions are provided in the Virtual Special Meeting Online Guide.

Purpose of the Special Meeting (see page 25)
At the special meeting, Limeade shareholders will be asked to consider and vote on the following proposals:
•to approve the merger agreement and the transactions contemplated thereby, including the merger (the “merger proposal”); and
•to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, for the purpose of soliciting additional votes to constitute a quorum for the conduct of business at the special meeting or for the approval of the merger proposal if there are insufficient votes to approve the merger proposal at the time of the special meeting or to ensure that any supplement or amendment to this proxy statement required by applicable law is timely provided to Limeade shareholders (the “adjournment proposal”).
The Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Limeade and Limeade shareholders (including holders of our CDIs), (ii) adopted the merger agreement and approved the transactions contemplated thereby, including the merger, in accordance with the Washington Business Corporation Act (the “WBCA”), and (iii) adopted a resolution recommending the merger agreement be approved by Limeade shareholders. The Board unanimously recommends that Limeade shareholders vote “FOR” the merger proposal and “FOR” the adjournment proposal.
Limeade shareholders must vote to approve the merger proposal as a condition for the merger to occur. If Limeade shareholders fail to approve the merger proposal by the requisite vote, the merger will not occur.
Record Date; Shareholders Entitled to Vote (see page 25)
Only holders of record of Limeade common stock at 8:00 a.m. AEST on July 4, 2023 (3:00p.m. PT on July 3, 2023) (the “record date”), are entitled to notice of, and to attend, ask questions at and vote at, the special meeting and at any adjournment or postponement of the special meeting. In addition, holders of Limeade CDIs outstanding as of the record date are entitled to receive notice of and to attend and ask questions at the special meeting or any adjournment or postponement thereof and may instruct CDN to vote the shares of Limeade common stock underlying their Limeade CDIs using the CDI Voting Instruction Form included with this proxy statement. Alternatively, a record holder of Limeade CDIs who obtains a legal proxy from CDN prior to the meeting may vote in person (electronically) at the meeting. Beginning 10 days prior to the special meeting, a complete list of shareholders entitled to vote at the special meeting will be available for examination by any shareholder, for any purpose germane to the special meeting by visiting https://investors.limeade.com/investor-relations. Such list will also be available during the webcast of the virtual special meeting at the website at https://meetings.linkgroup.com/LMESM23. As of the record date, 261,637,691 shares of Limeade common stock were issued and outstanding.
Holders of Limeade common stock are entitled to one vote for each share of Limeade common stock they own as of the record date. Holders of Limeade CDIs are entitled to instruct CDN to cast one vote per share of Limeade common stock underlying each CDI they own as of the record date.
Quorum (see page 26)
Pursuant to Limeade’s articles of incorporation and bylaws, the presence, in person or by proxy, of the holders of one-third of the voting power of shares of Limeade common stock entitled to be cast on the matters to be voted on at the special meeting as of the record date is necessary to constitute a quorum to conduct business at the meeting. Shareholders entitled to vote at the special meeting may participate in the meeting by remote communication. To participate in the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23.
Actual attendance at the virtual special meeting is not required in order to be counted for purposes of determining a quorum if voting by proxy. There must be a quorum for business to be conducted at the special meeting. Failure of a quorum to be represented at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject Limeade to additional expense. If no quorum is present at the special meeting, the shareholders holding a majority in voting power of shares of Limeade common stock, present in person or by proxy and entitled to vote at the special meeting, may adjourn the special meeting.
Required Vote (see page 26)
The approval of the merger proposal requires the affirmative vote of the holders of a majority of the shares of Limeade common stock outstanding as of the record date. If you are a record holder of Limeade common stock and do not vote or submit your proxy, or if you are a record holder of Limeade CDIs and fail to instruct CDN, the record holder of the shares underlying your CDIs (or fail to obtain a legal proxy from CDN prior to the meeting and vote in person (electronically)), it will have the same effect as a vote “AGAINST” the merger proposal. Likewise, if you hold Limeade CDIs in “street name” through a broker, bank or other nominee and fail to instruct your bank, broker or other nominee how to direct CDN to vote the shares of Limeade common stock underlying your CDIs, it will have the same effect as a vote “AGAINST” the merger proposal.
Approval of the adjournment proposal requires that the number of votes cast “FOR” such proposal at the special meeting exceeds the number of votes cast “AGAINST” such proposal.

Attendance and Voting at the Special Meeting (see page 27)
If your shares of Limeade common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AST”), you are considered a “shareholder of record” and you may vote your shares electronically at the special meeting or by submitting a proxy by mail, over the internet, or by fax. If you plan to attend the virtual special meeting, you will be able to vote your shares electronically. Although Limeade offers four different methods for shares to be voted at the special meeting, Limeade encourages you to submit a proxy over the internet or by fax, which are convenient, cost-effective, and reliable methods of causing your shares to be voted. If you choose to submit a proxy over the internet or by fax, there is no need for you to mail back your proxy card. To attend and participate in the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23.
If you are a holder of record of Limeade CDIs registered directly in your name with Link Market Services Limited (“Link”), the Share Registry of our CDIs, CDN is the record holder of the shares of Limeade common stock underlying your Limeade CDIs. Although you are entitled to notice of and to attend and ask questions at the special meeting, unless you obtain a legal proxy from CDN to vote the shares underlying your Limeade CDIs prior to the special meeting, you will not be entitled to vote such shares virtually at the special meeting. However, you may instruct CDN to vote the shares underlying your Limeade CDIs by completing and submitting the CDI Voting Instruction Form over the internet or by fax, hand delivery or mail. To attend the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23.
If your Limeade CDIs are held by your broker, bank or other nominee, you are considered the beneficial owner of Limeade CDIs held in “street name” and we expect you will receive a CDI Voting Instruction Form from your broker, bank or other nominee seeking instruction from you as to how to direct CDN to vote the shares of Limeade common stock underlying your Limeade CDIs. To attend the special meeting, you must register at the website https://meetings.linkgroup.com/LMESM23.
Limeade recommends that you submit a proxy or submit a CDI Voting Instruction Form (or, if you hold your CDIs in “street name”, your voting instructions to your broker, bank or other nominee if such service is provided by contacting your broker, bank or other nominee) as soon as possible, even if you are planning to attend the special meeting, to ensure that your shares will be represented and voted at the special meeting. If you are a record holder of Limeade common stock and return an executed proxy without indicating how you wish to vote with regard to a particular proposal, your shares of Limeade common stock will be voted “FOR” such proposal. If you are a record holder of Limeade CDIs and return a CDI Voting Instruction Form without indicating how you wish the shares of Limeade common stock underlying your Limeade CDIs to be voted with regard to a particular proposal, the shares of Limeade common stock underlying your Limeade CDIs will be voted “FOR” such proposal.
Solicitation of Proxies (see page 29)
The Board is soliciting proxies for the special meeting, and Limeade will bear the cost of soliciting proxies. Proxies and CDI Voting Instruction Forms may be solicited in person or by facsimile, electronic mail, or other electronic medium by certain of Limeade’s directors, officers, employees or agents without additional compensation.
Adjournments and Postponements (see page 29)
In addition to the merger proposal, Limeade shareholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting under certain circumstances. If no quorum is present at the special meeting, the holders of shares entitling them to exercise a majority of the voting power of shares of Limeade common stock, present in person or by proxy and entitled to vote at the special meeting, may adjourn the special meeting to another place, date, or time. If a quorum is present, the number of votes cast “FOR” the adjournment proposal must exceed the number of votes cast “AGAINST” the adjournment proposal in order to approve the adjournment proposal. In addition, the special meeting could be postponed before it commences. If the special meeting is adjourned or postponed for the purpose of soliciting additional votes on the merger proposal, shareholders who have already submitted their proxies or CDI Voting Instruction Forms will be able to revoke them at any time prior to the final vote on the proposals. If you submit a proxy or CDI Voting Instruction Form and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal.

Under the merger agreement, Limeade may postpone, recess or adjourn the special meeting (i) to the extent required by law, (ii) if, as of the time for which the special meeting is originally scheduled, Limeade has not received proxies representing a sufficient number of shares of Limeade common stock to constitute a quorum to conduct business at the special meeting or to obtain the approval of the merger proposal by the affirmative vote of the holders of a majority of the issued and outstanding shares of Limeade common stock entitled to vote thereon (including shares of common stock underlying the Limeade CDIs) (the “company shareholder approval”), to allow reasonable additional time to solicit additional proxies, or (iii) or to ensure that any supplement or amendment to this proxy statement required by applicable law is timely provided to Limeade shareholders prior to the special meeting.
The Merger
Structure of the Merger (see page 31)
Subject to the terms and conditions of the merger agreement and in accordance with the WBCA, at the effective time of the merger (the “effective time”), Merger Sub will merge with and into Limeade, with Limeade continuing as the surviving corporation in the merger and as a wholly owned subsidiary of WebMD.
Merger Consideration—What Shareholders Will Receive in the Merger (see page 31)
Upon the terms and subject to the conditions of the merger agreement, at the effective time, each outstanding share of Limeade common stock (other than (1) shares owned by Limeade or any of its direct or indirect subsidiaries (the “Excluded Shares”) and (2) shares owned by any shareholder who has properly exercised and perfected such holder’s demand for dissenters’ rights pursuant to Chapter 23B.13 of the WBCA and who has not effectively waived, withdrawn or forfeited such holder’s dissenters’ rights (the “Dissenting Shares”)), including shares of Limeade common stock that are underlying Limeade CDIs (the “Depositary Shares”), will be automatically converted into the right to receive an amount in cash, without interest, equal to $0.425 Australian Dollars (“AUD”) (the “merger consideration”), less any applicable withholding taxes.
Treatment of Limeade Equity Awards (see page 31)
The merger agreement provides that outstanding equity-based awards issued under Limeade’s equity incentive plans will be treated as set forth below:
Options. Each outstanding and unexercised option to purchase shares of Limeade common stock (an “Option”) that is vested as of the effective time will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to (i) the total number of shares of Limeade common stock subject to such vested Option multiplied by (ii) the excess, if any, of USD$0.284 (the “U.S. dollar merger consideration”) over the exercise price per share under such vested Option, less any withholding taxes required to be withheld by applicable law. Each Option with an exercise price per share greater than or equal to the U.S. dollar merger consideration and each Option that is not vested as of the effective time, other than the Accelerable Options (as defined below), will be cancelled automatically at the effective time for no consideration. Each unvested Option that is outstanding immediately prior to the effective time and is subject to acceleration upon on a change in control of Limeade and termination of the holder’s employment in accordance with such holder’s employment agreement (an “Accelerable Option”) will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the total number of shares of Limeade common stock subject to such Accelerable Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such Accelerable Option, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable Option prior to the effective time.
Restricted Stock Units (“RSUs”). Each outstanding RSU that is vested and outstanding immediately prior to the effective time (but not yet settled) or that vests solely as a result of the consummation of the merger will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration. Each outstanding RSU that is unvested and outstanding immediately prior to the effective time, other than the Accelerable RSUs (as defined below), will be cancelled automatically at the effective time for no consideration. Each unvested RSU that is outstanding immediately prior to the effective time and is subject to acceleration based on a change in control of Limeade and termination of the holder’s employment in accordance with such holder’s employment agreement (an “Accelerable RSU”) will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable RSU prior to the effective time.
Effects on Limeade if the Merger Is Not Completed (see page 32)
If the merger proposal is not approved by Limeade shareholders or if the merger is not completed for any other reason, Limeade shareholders will not receive any payment for their shares in connection with the merger. Instead, Limeade will remain an independent company, Limeade CDIs will continue to be listed and traded on the ASX, Limeade common stock will continue to be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will continue to file periodic reports with the SEC and such additional reports or filings as may be required under the rules of the ASX. In addition, if the merger is not completed, Limeade expects that management will operate Limeade’s business in a manner similar to that in which it is being operated today and that Limeade shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which Limeade operates, Limeade’s need for additional capital, adverse economic conditions, and other risks detailed in Limeade’s Annual Report on Form 10-K for the year ended December 31, 2022 (which is incorporated by reference herein). Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, it is likely that the price of Limeade CDIs will decline significantly. If that were to occur, it is uncertain when, if ever, the price of Limeade CDIs would return to the price at which they currently trade. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your Limeade CDIs or shares of Limeade common stock that you may own directly.
Further, if the merger agreement is validly terminated under certain specified circumstances, Limeade may be required to pay WebMD a termination fee of approximately$2.44 million. See “The Merger Agreement—Termination Fee” beginning on page 77 for a discussion of the circumstances under which such fee may be payable.
The Board unanimously recommends that Limeade shareholders (including holders of Limeade CDIs) vote:
•“FOR” the merger proposal; and
•“FOR” the adjournment proposal.
Opinion of Limeade’s Financial Advisor (see page 45)
At the June 8, 2023 meeting of the Limeade board of directors, representatives of Raymond James & Associates, Inc. (“Raymond James”) rendered Raymond James’ oral opinion, which was confirmed by delivery of a written opinion to the Limeade board of directors, dated June 8, 2023, as to the fairness, as of such date, from a financial point of view, to the holders of outstanding Limeade common stock (other than Excluded Shares and Dissenting Shares), including holders of Limeade CDIs representing shares of Limeade common stock (“Company Shareholders”), of the merger consideration to be received by such holders in the merger pursuant to the merger agreement, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken in connection with the preparation of its opinion.
The full text of the written opinion of Raymond James, which sets forth, among other things, the various procedures followed, assumptions made, matters considered, qualifications and limitations on the scope of the review undertaken is attached as Annex C to this proxy statement. The summary of the opinion of Raymond James set forth in this proxy statement is qualified in its entirety by reference to the full text of such written opinion. Company Shareholders are urged to read the Raymond James opinion in its entirety. Raymond James provided its opinion for the information and assistance of the Limeade board of directors (solely in its capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether the merger consideration to be received by the Company Shareholders in the merger pursuant to the merger agreement is fair, from a financial point of view, to such holders. The opinion of Raymond James did not address any other term or aspect of the merger agreement or the merger contemplated thereby. The Raymond James opinion does not constitute a recommendation to the Limeade board of directors or to any Company Shareholder as to how the Limeade board of directors, such Company Shareholder or any other person should vote or otherwise act with respect to the merger or any other matter.
The Limeade board of directors requested that Raymond James provide a U.S.-style fairness opinion. Accordingly, the opinion of Raymond James was obtained in accordance with U.S. practice, and is not an Australian-standard “Independent Expert’s Report” to Company Shareholders on whether the merger is fair and reasonable to Company Shareholders. The Limeade board of directors obtained the opinion of Raymond James in its discretion and the opinion of Raymond James has been prepared and issued on this basis. There is no requirement that an Australian “Independent Expert Report” be obtained by Limeade in relation to the Merger and the opinion of Raymond James has not been prepared for the purposes of the ASX Listing Rules, the Australian Corporations Act 2001 (Cth) or guidance published by the Australian Securities and Investments Commission.
Interests of the Limeade Executive Officers and Directors in the Merger (see page 51)
When considering the recommendation of the Board that you vote “FOR” the merger proposal, you should be aware that, aside from their interests as Limeade shareholders, Limeade’s directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Limeade shareholders generally. These interests are described in more detail below and in the section of this proxy statement entitled “The Merger—Interests of the Limeade Executive Officers and Directors in the Merger” beginning on page 51.
With regard to our non-employee directors serving on the Board, these interests relate to the directors’ rights to indemnification pursuant to the terms of the merger agreement.
With regard to our executive officers, these interests include the possible receipt of the following types of payments and benefits that may be triggered by or otherwise relate to the merger and, where applicable, the executives’ employment being terminated by us without “cause” or by the executive for “good reason” (each as defined below) on such date:
•Limeade’s executive officers (including Henry Albrecht, our Chief Executive Officer and a member of the Board) hold equity-based awards that will be afforded the treatment described in the section of this proxy statement entitled “The Merger—Treatment of Limeade Equity Awards”;
•Limeade’s executive officers are party to existing employment agreements with Limeade that provide for severance benefits in the case of a qualifying termination of employment within specified periods following a change in control, which will include completion of the merger;
•certain of Limeade’s executive officers will receive the transaction bonuses described in the section of this proxy statement entitled “The Merger—Interests of the Limeade Executive Officers and Directors in the Merger—Transaction Bonuses”; and
•Limeade’s directors and executive officers are entitled to continued indemnification and insurance coverage following the merger under the merger agreement. Please see the section of this proxy statement entitled “The Merger Agreement—Indemnification of Directors and Officers; Insurance.”
Financing of the Merger (see page 54)
The obligation of WebMD and Merger Sub to consummate the merger is not subject to any financing condition. WebMD plans to pay the merger consideration and any other amounts required to be paid in connection with the consummation of the transactions contemplated by the merger agreement with available cash on hand. It is anticipated that the total amount of funds necessary to complete the merger and the related transactions, and to pay the fees and expenses required to be paid at the closing of the merger by WebMD and Merger Sub under the merger agreement, will be approximately $86 million in cash.
Material U.S. Federal Income Tax Consequences of the Merger (see page 86)
The exchange of Limeade common stock (including shares underlying Limeade CDIs) for cash in the merger generally will be a taxable transaction to U.S. holders for U.S. federal income tax purposes and may also be taxable under state, local, or other tax laws. You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 86 and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.
Certain Australian Income Tax Considerations in Respect of the Merger (see page 90)
Holders of Limeade common stock and/or Limeade CDIs who are Australian Holders (as that term is defined in the section entitled Certain Australian Income Tax Considerations in Respect of the Merger”) should be aware that the disposal of the Limeade common stock and/or Limeade CDIs in relation to the merger may have tax consequences in Australia, including, without limitation, the possibility that the disposal of Limeade common stock and/or Limeade CDIs pursuant to the merger is a taxable transaction for Australian income tax purposes. See the section entitled “Certain Australian Income Tax Considerations in Respect of the Merger” beginning on page 90. Holders of Limeade common stock and/or Limeade CDIs who are Australian Holders or otherwise potentially within the scope of Australian tax should consult their own professional tax advisors to determine the particular Australian tax consequences to them (including Australian income tax, goods and services tax and stamp duty) of the merger in their particular circumstances.
Dissenters’ Rights (see page 54)
Under Chapter 23B.13 of the WBCA, instead of receiving the merger consideration they would otherwise be entitled to pursuant to the merger agreement, record and beneficial owners of Limeade’s common stock (including holders of Limeade CDIs) are entitled to dissent from and obtain payment of the fair value of their shares in cash together with accrued interest from the effective time, if the merger is consummated. Any Limeade shareholder (including a holder of Limeade CDIs) electing to dissent from the merger must strictly comply with all procedures required under the WBCA. The procedures are summarized in the section entitled “The Merger—Dissenters’ Rights” beginning on page 54 and a copy of the relevant statutory provisions is attached as Annex D to this proxy statement. If you wish to exercise dissenters’ rights, you should read Annex D carefully and in its entirety and consult with your legal advisor, since the failure to timely and properly comply with the procedures set forth therein will result in the loss of such rights.
Expected Timing of the Merger
Assuming satisfaction of the closing conditions to the merger, we anticipate completing the merger in the third quarter of 2023. However, the merger is subject to various conditions, and it is possible that factors outside of the control of Limeade or WebMD could result in the merger being completed at a later time, or not at all. We expect to complete the merger promptly following the satisfaction or, to the extent permitted, waiver of the conditions to the consummation of the merger, including the company shareholder approval.
Acquisition Proposals (see page 68)
From the date of the merger agreement until the effective time or, if earlier, the valid termination of the merger agreement in accordance with its terms, Limeade will not, will cause each of its subsidiaries and its and their respective officers, directors and representatives not to, directly or indirectly:
•solicit, initiate or agree to solicit or initiate, knowingly induce or knowingly take any action with the intent of encouraging or facilitating the submission or announcement of any Acquisition Proposal (as defined in the section entitled “The Merger Agreement—Other Covenants and Agreements—Acquisition Proposals” beginning on page 68) or any inquiries, proposals or offers that would reasonably be expected to lead to an Acquisition Proposal;
•enter into or participate in any discussions or negotiations with, furnish any information relating to Limeade or any of its affiliates or afford access to the business, properties, assets, books or records of Limeade or any of its affiliates to, or otherwise knowingly cooperate in any way with, knowingly assist or knowingly take any action with the intent of facilitating any person that has made or would reasonably be expected to make an Acquisition Proposal (other than WebMD, Merger Sub and their respective affiliates and representatives) to, or knowingly cooperate in any way with any person that has made or would reasonably be expected to make an Acquisition Proposal (other than WebMD, Merger Sub and their respective affiliates and representatives) with respect to, any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal; or

•approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, other than an acceptable confidentiality agreement (collectively, an “Acquisition Agreement”) constituting or related to, or that is intended to or would reasonably be expected to lead to, any Acquisition Proposal, or requiring or reasonably expected to cause Limeade to abandon, terminate, materially delay or fail to consummate, or that would otherwise materially impede or interfere with, the merger or the transactions contemplated by the merger agreement.
Notwithstanding anything to the contrary in the merger agreement and subject to compliance with certain provisions of the merger agreement, prior to the company shareholder approval:
•Limeade and its representatives may engage in discussions with any person or group and their respective representatives who has made an Acquisition Proposal that did not, directly or indirectly, result from or principally arise out of a material breach of the merger agreement, solely for the purpose of clarifying such Acquisition Proposal and the terms thereof;
•Limeade, its representatives or the Board may, in response to a bona fide, written Acquisition Proposal that did not result from a breach of the merger agreement and that the Board determines in good faith after consultation with outside legal counsel and its financial advisor constitutes or could reasonably be expected to constitute or lead to a Superior Proposal (as defined in the section entitled “The Merger Agreement—Other Covenants and Agreements—Acquisition Proposals” beginning on page 68), (i) furnish information with respect to Limeade and its affiliates to the person making such Acquisition Proposal (and its representatives) (provided that all such information has previously been provided to WebMD or is provided to WebMD promptly (and in any event within 24 hours) following the time it is provided to such person) pursuant to (but only pursuant to) an acceptable confidentiality agreement and (ii) engage or participate in discussions or negotiations only with the person making such Acquisition Proposal (or its representatives) regarding the terms of such Acquisition Proposal and the negotiation of such terms following the execution of an acceptable confidentiality agreement with such person;
•the Board may make a Recommendation Change (as defined in the section entitled “The Merger Agreement—Other Covenants and Agreements—Acquisition Proposals” beginning on page 68) in connection with an Intervening Event (as defined in the section entitled “The Merger Agreement—Other Covenants and Agreements—Acquisition Proposals” beginning on page 68) if, prior to taking such action: (i) the Board determines in good faith, after consultation with outside legal counsel and its financial advisor, that the failure to take such action would be reasonably expected to be inconsistent with the Board’s fiduciary duties under applicable law; (ii) Limeade shall have given four business days’ prior written notice to WebMD that Limeade has determined an Intervening Event has occurred or arisen (which notice will reasonably describe such Intervening Event) and that Limeade intends to effect a Recommendation Change; (iii) Limeade and its representatives during the Intervening Event Notice Period (as defined in the section entitled “The Merger Agreement—Other Covenants and Agreements—Acquisition Proposals” beginning on page 68) negotiate with WebMD in good faith (to the extent WebMD proposes in good faith to negotiate) to make such adjustments in the terms and conditions of the merger agreement, if proposed by WebMD in good faith and in its sole discretion, such that the failure of the Board not to make a Recommendation Change with respect to such Intervening Event would no longer be reasonably expected to be inconsistent with the Board’s fiduciary duties under applicable law; and (iv) the Board, after taking into account any adjustments made by WebMD during the Intervening Event Notice Period in the terms and conditions of the merger agreement, determines in good faith, after consulting with its outside legal counsel and financial advisors and, that the failure to make a Recommendation Change with respect to such Intervening Event would be reasonably expected to be inconsistent with the Board’s fiduciary duties under applicable law; and
•the Board may make a Recommendation Change or terminate the merger agreement under certain circumstances to enter into a definitive Acquisition Agreement (a “Superior Proposal Termination”), in each case, with respect to a bona fide, written Acquisition Proposal that did not result from a breach of the merger agreement and that the Board determines in good faith, after consultation with outside legal counsel and its financial advisor, would constitute a Superior Proposal; provided that immediately prior to or substantially concurrently with such a termination, Limeade pays WebMD a termination fee in the approximate amount of $2.44 million and enters into such definitive Acquisition Agreement substantially concurrently therewith or promptly thereafter.
Conditions to the Merger (see page 75)
The obligations of each of Limeade, WebMD and Merger Sub to consummate the merger and the other transactions contemplated by the merger agreement are subject to the satisfaction or (to the extent permitted by law) waiver by Limeade and WebMD at or prior to the effective time of the following conditions:
•the company shareholder approval will have been obtained;
•no judgment, order, writ, injunction, directive, decree, ruling, assessment or arbitral award of a governmental entity (“Judgment”) (whether temporary, preliminary or permanent in nature) issued by any court of competent jurisdiction or other restraint or prohibition of any governmental entity of competent jurisdiction will be in effect, and no United States or foreign federal, national, supranational, state, provincial, municipal or local or administrative statute, law (including common law), ordinance, rule, code, treaty, Judgment or regulation or other pronouncement of any governmental entity having the effect of law to which Limeade or any of its subsidiaries is subject will have been enacted, entered, promulgated, enforced or deemed applicable by any governmental entity of competent jurisdiction that, in any case, prohibits or makes illegal the consummation of the merger; and
•all waivers, confirmations or approvals required under the listing rules of the ASX (the “ASX Listing Rules”) to facilitate the merger, including receiving the “Adjustment Approval” (as defined in the merger agreement), will have been obtained.
The respective obligations of WebMD and Merger Sub to effect the merger and the other transactions contemplated by the merger agreement are also subject to the satisfaction or (to the extent permitted by law) waiver by WebMD at or prior to the effective time of the following conditions:
•subject to certain materiality qualifiers, certain representations and warranties of Limeade in the merger agreement shall be true and correct as of the date of the merger agreement and as of the effective time, as though made as of such time (except to the extent any such representation or warranty speaks as of another specified time, in which case as of such time), except where the failure of such representations and warranties to be so true and correct is de minimis, in the manner described under “The Merger Agreement—Conditions to the Merger” beginning on page 75;
•Limeade shall have performed, in all material respects, all obligations and complied, in all material respects, with the agreements and covenants in the merger agreement required to be performed by or complied with by it at or prior to the effective time;
•from the date of the merger agreement through the effective time, there shall not have occurred any change, effect, event, occurrence, circumstance, development or state of facts that has had, or would reasonably be expected to have, a material adverse effect on Limeade; and
•WebMD shall have received a certificate signed by an officer of Limeade certifying that each of the conditions set forth in the preceding three bullet points have been satisfied.
The obligations of Limeade to effect the merger and the other transactions contemplated by the merger agreement are also subject to the satisfaction or (to the extent permitted by law) waiver by Limeade at or prior to the effective time of the following conditions:
•subject to certain materiality qualifiers, the representations and warranties of WebMD and Merger Sub contained in the merger agreement must be true and correct as of the date of the merger agreement and as of the effective time, as though made as of such time (except to the extent any such representation or warranty speaks as of another specified time, in which case as of such time), except where the failure to be true and correct would not reasonably be expected to have a material adverse effect on the ability of WebMD or Merger Sub to consummate the transactions contemplated by the merger agreement;

•WebMD and Merger Sub shall have performed, in all material respects. their respective obligations, and complied in all material respects with the agreements and covenants in the merger agreement required to be performed by or complied with by them at or prior to the effective time; and
•Limeade will have received a certificate signed by an officer of WebMD certifying that the conditions set forth in the preceding two bullet points have been satisfied.
Termination (see page 76)
The merger agreement may be terminated at any time before the effective time, whether before or after the company shareholder approval is obtained (except as otherwise expressly noted), as follows:
•by mutual written consent of WebMD and Limeade;
•by either WebMD or Limeade if:
•the effective time has not occurred on or before the date that is 120 days after this proxy statement is first deemed effective by the SEC (the “End Date”); provided, that the right to terminate the merger agreement pursuant to the merger agreement will not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the merger agreement has been the principal cause of, or primarily resulted in, the failure of the effective time to occur on or before such End Date; provided, further, that if the special meeting is adjourned or postponed, the End Date will automatically be extended on a one-for-one basis for the number of days the special meeting is adjourned or postponed;
•any governmental entity of competent jurisdiction shall have issued a judgment in the manner described under “The Merger Agreement—Termination” beginning on page 76;
•the merger agreement has been submitted to the Limeade shareholders for adoption at a duly convened special meeting and company shareholder approval has not been obtained at the special meeting or any adjournment or postponement thereof, at which a vote on the approval of the merger agreement was taken;
•by WebMD if:
•(A) the Board has made a Recommendation Change or (B) Limeade has materially breached any of its covenants and agreements in the merger agreement regarding the solicitation of an Acquisition Proposal;
•Limeade has breached or failed to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, such that the conditions set forth in the merger agreement would not be satisfied and such breach is not curable or, if curable, is not cured prior to the earlier of (i) 30 days after receipt of written notice thereof is given by WebMD to Limeade stating WebMD’s intention to terminate the merger agreement pursuant to its terms or (ii) the End Date; provided, that WebMD will not have the right to terminate the merger agreement pursuant to the merger agreement if WebMD is then in material breach of any of its representations, warranties, covenants or other agreements contained in the merger agreement;
•by Limeade if:
•prior to obtaining the company shareholder approval, in accordance with, and subject to Limeade fully complying with certain provisions contained in the merger agreement in order to enter into a definitive Acquisition Agreement with respect to a Superior Proposal, in accordance with and subject to the terms and conditions of the merger agreement; or
•WebMD or Merger Sub has breached or failed to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, such that the conditions set forth in the merger agreement would not be satisfied and such breach is not curable or, if curable, is not cured prior to the earlier of (i) 30 days after receipt of written notice thereof is given by Limeade to WebMD stating Limeade’s intention to terminate the merger agreement pursuant to its terms or (ii) the End Date; provided, that Limeade shall not have the right to terminate the merger agreement pursuant to the merger agreement if Limeade is then in material breach of any of its representations, warranties, covenants or other agreements contained in the merger agreement.

Termination Fee (see page 77)
If the merger agreement is validly terminated by Limeade due to Limeade entering into a definitive agreement with respect to a Superior Proposal, Limeade will be required to pay a termination fee to WebMD of $2,437,500 immediately prior to or concurrently with (and as a condition to) termination of the merger agreement.
If the merger agreement is validly terminated by WebMD due to a Recommendation Change, Limeade will be required to pay a termination fee to WebMD of $2,437,500 within five business days after such termination.
If (i) the merger agreement is terminated by WebMD or Limeade because the effective time has not occurred on or before the End Date or because the company shareholder approval has not been obtained at the special meeting or any adjournment or postponement thereof, at which a vote on the approval of the merger agreement was taken, or by WebMD due to Limeade’s breach or failure to perform any of its representations, warranties, covenants or agreements in the merger agreement, (ii) a bona fide Acquisition Proposal has been publicly disclosed or otherwise communicated to the Board after the date of the merger agreement (a) in the event the effective time has not occurred on or before the End Date or in the event Limeade has breached or failed to perform any of its representations, warranties, covenants or agreements in the merger agreement, in either case prior to the date of such termination, or (b) in the event the company shareholder approval has not been obtained at the special meeting or any adjournment or postponement thereof, at which a vote on the approval of the merger agreement was taken, prior to the date of the special meeting, and (iii) within twelve months after the date the merger agreement is terminated, Limeade enters into a definitive agreement with respect to any Acquisition Proposal or consummates any Acquisition Proposal (provided that for such purposes, the references to “20%” in the definition of “Acquisition Proposal” in the merger agreement will instead be deemed to be “50%”), then Limeade will be required to pay a termination fee to WebMD of $2,437,500 within five business days after the date on which Limeade consummates such Acquisition Proposal.
The Voting and Support Agreement (see page 80)
Concurrently with the execution of the merger agreement, Limeade, WebMD, and certain persons identified on Exhibit A thereto (collectively, the “supporting shareholders”), including Henry Albrecht, our chief executive officer and a member of our board of directors, and TVC Capital Partners II LP and TVC Capital II LP, investment funds affiliated with Steve Hamerslag, a member of our board of directors, entered into a Voting and Support agreement, dated June 8, 2023 (the “voting agreement”), with respect to the shares of Limeade common stock such supporting shareholders beneficially own (collectively, the “subject shares”). Under the voting agreement, each supporting shareholder has agreed, among other things and on the terms set forth therein, to not transfer any of such supporting shareholder’s subject shares or to enter into a contract or agreement relating thereto except in certain circumstances, to vote (or cause to be voted) the subject shares then beneficially owned by the supporting shareholders, directly or indirectly, “FOR” approval of the merger proposal and “FOR” approval of the adjournment proposal, and to vote against any competing acquisition proposals relating to Limeade. As of July 3, 2023, the supporting shareholders beneficially owned 109,769,673 shares of Limeade common stock, which represents approximately 42% of the shares of Limeade common stock issued and outstanding based on 261,637,691 shares of Limeade common stock outstanding as of July 3, 2023 (including shares underlying outstanding Limeade CDIs on such date).
Specific Performance (see page 78)
The parties to the merger agreement are entitled (in addition to any other remedy to which they may be entitled in law or equity) to an injunction or injunctions, specific performance, or other equitable relief to prevent breaches or threatened breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement.
Indemnification of Directors and Officers; Insurance (see page 73)
WebMD has agreed that all rights to indemnification, advancement of expenses and exculpation by Limeade that currently exist in favor of any officer or director of Limeade or a subsidiary of Limeade as provided in the articles of incorporation and bylaws of Limeade, or pursuant to any contract, currently in effect shall be assumed by the surviving corporation and shall cause such obligations to be honored by the surviving corporation. In addition, WebMD has agreed that, for a period of six years from the effective time of the merger, it will, and will cause the surviving corporation, to indemnify such persons against claims, damages, costs and expenses in connection with any suit or proceeding arising out of such persons’ service as officers or directors of Limeade or any subsidiary of Limeade or as a fiduciary under any Limeade employee benefit plan that relate to matters existing or occurring before the effective time, that relate to the merger agreement or the transactions contemplated thereby, or actions to enforce such indemnification obligations. In addition, WebMD has agreed to, (a) cause the surviving corporation to obtain as of the effective time, a “tail policy” with a coverage period of six years providing at least the same coverage and amounts containing terms and conditions that are no less advantageous to the persons covered by the indemnification obligations described above under Limeade’s current policies of directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred at or before the effective time, including the transactions contemplated by the merger agreement, and (b) maintain such “tail policy” in full force and effect for the full term and cause the surviving corporation to continue to honor its obligations thereunder.
Delisting and Deregistration of Limeade Common Stock (see page 54)
As promptly as reasonably practicable following the completion of the merger, Limeade CDIs will apply to be delisted from the ASX and Limeade common stock will be deregistered under the Exchange Act. Upon delisting and deregistration, Limeade will no longer be required to file reports and other documents with the ASX, or file periodic reports with the SEC with respect to Limeade common stock, respectively.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following are brief answers to certain questions that you may have regarding the merger, the special meeting and the proposals being considered at the special meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the merger and the special meeting. Additional important information is also contained in the annexes attached to this proxy statement and the documents referred to or incorporated by reference into this proxy statement.
Q. Why am I receiving these proxy materials?
A. On June 8, 2023, Limeade entered into the merger agreement providing for the merger of Merger Sub with and into Limeade, pursuant to which Limeade will survive the merger as a wholly owned subsidiary of WebMD. You are receiving this proxy statement in connection with the solicitation by the Board of proxies from Limeade shareholders to vote in favor of the merger proposal and the other matters to be voted on at the special meeting.
Q. What is the proposed transaction?
A. The proposed transaction is the acquisition of Limeade by WebMD by way of merger of Merger Sub with and into Limeade. If the merger proposal is approved by Limeade shareholders and the other conditions to the consummation of the merger contained in the merger agreement are satisfied or (to the extent permitted) waived, Merger Sub will merge with and into Limeade. Limeade will continue as the surviving corporation of the merger and a wholly owned subsidiary of WebMD. If the merger is consummated, each share of Limeade common stock (including shares underlying Limeade CDIs) will automatically be cancelled and you will no longer own any shares of the capital stock of the surviving corporation or any beneficial interest therein.
Q. What will I receive in the merger if it is completed?
A. Under the terms of the merger agreement, if the merger is completed, you will be entitled to receive an amount in cash, without interest, equal to AUD$0.425, less any applicable withholding taxes, for each share of Limeade common stock or each Limeade CDI you own (unless you have properly exercised and perfected and not forfeited or withdrawn your dissenters’ rights under Washington law with respect to such shares). For example, if you own 100 shares of Limeade common stock (or 100 Limeade CDIs), you will be entitled to receive an amount in cash, without interest, equal to AUD$42.50 in exchange for your shares, less any applicable withholding taxes. You will not be entitled to receive shares in the surviving corporation or in WebMD.
Q. Where and when is the special meeting, and who may attend?
A. The special meeting will be held virtually on August 8, 2023 at 10:00 a.m. AEST (August 7, 2023 at 5:00 p.m. PT). Only holders of record of Limeade common stock at 8:00 a.m. AEST on July 4, 2023 (3:00 p.m. PT on July 3, 2023), the record date for the special meeting, or their legal proxy holders, may attend and vote at the special meeting or any adjournments or postponements thereof. In addition, holders of Limeade CDIs outstanding as of the record date are entitled to attend the special meeting or any adjournment or postponement thereof and may instruct CDN to vote the shares of common stock underlying their Limeade CDIs using the CDI Voting Instruction Form. Alternatively, a record holder of Limeade CDIs who obtains a legal proxy from CDN prior to the meeting may vote in person (electronically) at the meeting. You will be able to attend the meeting by visiting the website at https://meetings.linkgroup.com/LMESM23, where you will be able to listen to the special meeting, submit questions, and, if you are a holder of record of Limeade common stock (or hold a legal proxy), vote. To participate in the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23. You will not be able to attend the special meeting in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
Q. Who can ask questions and vote at the special meeting?
A. Only Limeade shareholders of record at 8:00 a.m. AEST on July 4, 2023 (3:00 p.m. PT on July 3, 2023), the record date for the special meeting, or their legal proxy holders, are entitled to receive notice of, attend, ask questions and vote at the special meeting, or any adjournment or postponement thereof. In addition, holders of Limeade CDIs outstanding as of the record date are entitled to attend and ask questions at the special meeting or any adjournment or postponement thereof and may instruct CDN to vote the shares of common stock underlying their Limeade CDIs using the CDI Voting Instruction Form. Alternatively, a record holder of Limeade CDIs who obtains a legal proxy from CDN prior to the meeting may vote in person (electronically) at the meeting. Each share of Limeade common stock (including shares of Limeade common stock underlying Limeade CDIs outstanding as of the record date) is entitled to one vote on all matters that come before the special meeting. As of the record date, there were 261,637,691 shares of Limeade common stock issued and outstanding (including shares underlying Limeade CDIs as of such date).
If you are eligible and wish to vote at the special meeting, you must obtain an electronic voting card by registering to vote in the online platform. Instructions on how to register and obtain an electronic voting card are available in the Virtual Special Meeting Online Guide, which has been lodged with the ASX and can be accessed from Limeade’s website at https://investors.limeade.com/investor-relations. You may vote on the resolutions at any time during the meeting. Voting will end 5 minutes after the close of the meeting.
As noted above, Limeade shareholders, CDI holders or proxyholders (including company representatives) are eligible to ask questions at the special meeting. Such persons must verify their status through the online platform either by obtaining an electronic voting card (as described above) or entering their securityholder number or proxy details when prompted by the online platform. Instructions on how to ask a question are available in the Virtual Special Meeting Online Guide.
Q. What matters will be voted on at the special meeting?
A. At the special meeting, you will be asked to consider and vote on the following proposals:
•the merger proposal; and
•the adjournment proposal.
Q. How does the Board recommend that I vote on the proposals?
A. The Board unanimously recommends that you vote:
•“FOR” the merger proposal; and
•“FOR” the adjournment proposal.
Q. What vote is required to approve the merger proposal?
A. The merger proposal will be approved if the holders of a majority of all of the outstanding shares of Limeade common stock outstanding as of the record date and entitled to vote on the merger proposal. This includes shares of Limeade common stock underlying Limeade CDIs as of the record date.
Q. What vote is required to approve the adjournment proposal?
A. Approval of the adjournment proposal requires that the number of votes cast “FOR” the proposal at the special meeting exceeds the number of votes cast “AGAINST” the proposal. If no quorum is present at the special meeting, the meeting may nonetheless be adjourned by the affirmative vote of the holders of a majority of the voting power of shares of Limeade common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter.
Q. Are any Limeade shareholders already committed to vote “FOR” any of the proposals to be considered and voted on at the special meeting?
A. Yes. Concurrently with the execution of the merger agreement, the supporting shareholders, including Henry Albrecht, our chief executive officer and a member of our board of directors, and TVC Capital Partners II LP and TVC Capital II LP, investment funds affiliated with Steve Hamerslag, a member of our board of directors, entered into the voting agreement. The supporting shareholders have agreed, among other things and on the terms set forth therein, to vote (or cause to be voted) the shares then beneficially owned by the supporting shareholders, directly or indirectly, “FOR” the approval of the merger proposal, “FOR” the approval of the adjournment proposal, and against any competing acquisition proposals relating to Limeade. As of July 3, 2023, the supporting shareholders beneficially owned 109,769,673 shares of Limeade common stock, which represents approximately 42% of the shares of Limeade common stock issued and outstanding based on 261,637,691 shares of Limeade common stock outstanding as of July 3, 2023 (including shares underlying outstanding Limeade CDIs on such date).

The voting agreement will terminate upon the earlier to occur of (i) the effective time of the merger, (ii) the date on which the merger agreement is terminated in accordance with its terms, (iii) the date of any amendment, modification or supplement to the merger agreement as in effect as of June 8, 2023, in each such case, if such amendment, modification or supplement decreases the amount, or changes the form, of merger consideration payable to any shareholder and such amendment, modification or supplement was obtained without the prior written consent of the Limeade shareholders, and (iv) the mutual written consent of the parties thereto.
Q. How are Limeade’s directors and executive officers intending to vote?
A. As of July 3, 2023, certain directors and executive officers of Limeade either directly or through their affiliates, collectively, beneficially owned and were entitled to vote 81,770,025 shares of Limeade common stock, representing approximately 31.25% of the shares of Limeade common stock outstanding on that date. As noted above, Henry Albrecht, our chief executive officer and a member of our board of directors, and TVC Capital Partners II LP and TVC Capital II LP, investment funds affiliated with Steve Hamerslag, a member of our board of directors, have agreed to vote (or cause to be voted) at the special meeting the shares then beneficially owned by such persons in favor of the merger proposal and in favor of the adjournment proposal. Limeade currently expects that other directors and executive officers who beneficially own shares of Limeade common stock will vote such shares in favor of the foregoing proposals.
Q. What factors did the Board consider in deciding to enter into the merger agreement and recommending the approval of the merger proposal and the adjournment proposal?
A. In reaching its decision to adopt the merger agreement and the transactions contemplated thereby, including the merger, and to recommend that our shareholders approve the merger proposal and the adjournment proposal, the Board consulted with our management, as well as our legal and financial advisors, and considered the terms of the proposed merger agreement and the transactions contemplated thereby, including the merger, as well as other alternatives. For a more detailed description of these factors, see “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 42.
Q. Do you expect the merger to be taxable to Limeade shareholders or holders of Limeade CDIs?
A. The exchange of Limeade common stock (including shares underlying Limeade CDIs) for cash in the merger generally will be a taxable transaction to U.S. holders for U.S. federal income tax purposes and may also be taxable under state, local, or other tax laws. You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 86 and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as any tax consequences arising under the laws of any state, local, or foreign taxing jurisdiction.
Holders of Limeade common stock and/or Limeade CDIs who are Australian Holders should be aware that the disposal of the Limeade common stock and/or Limeade CDIs in relation to the merger may have tax consequences in Australia, including, without limitation, the possibility that the disposal of Limeade common stock and/or Limeade CDIs pursuant to the merger is a taxable transaction for Australian income tax purposes. See the section entitled “Certain Australian Income Tax Considerations in Respect of the Merger” beginning on page 90. Holders of Limeade common stock and/or Limeade CDIs who are Australian Holders or otherwise potentially within the scope of Australian tax should consult their own professional tax advisors to determine the particular Australian tax consequences to them (including Australian income tax, goods and services tax and stamp duty) of the merger in their particular circumstances.
Q. What other effects will the merger have on Limeade?
A. If the merger is completed, Limeade CDIs will be delisted from the ASX and Limeade common stock will be deregistered under the Exchange Act, and Limeade will no longer be required to file reports and other documents with the ASX with respect to the Limeade CDIs or file periodic reports with the SEC with respect to Limeade common stock, in each case in accordance with applicable laws, rules, and regulations. Following the completion of the merger, Limeade CDIs will no longer be publicly traded and persons who currently hold Limeade common stock or Limeade CDIs will no longer have any interest in Limeade’s future earnings or growth; each share of Limeade common stock (including shares underlying Limeade CDIs) will represent only the right to receive an amount in cash, without interest, equal to AUD$0.425 per share, less any applicable withholding taxes.

Q. When is the merger expected to be completed?
A. Assuming timely satisfaction (or, to the extent waivable, waiver) of the closing conditions set forth in the merger agreement, including the approval by our shareholders of the merger proposal, the parties to the merger agreement expect to complete the merger in the third quarter of 2023. However, Limeade cannot assure completion by any particular date, if at all. Because the merger is subject to a number of conditions, including the receipt of the company shareholder approval, the exact timing of the merger cannot be determined at this time, and we cannot guarantee that the merger will be completed.
Q. What happens if the merger is not completed?
A. If the merger proposal is not approved by Limeade shareholders, or if the merger is not completed for any other reason, Limeade shareholders will not receive any payment for their shares of Limeade common stock in connection with the merger. Instead, Limeade will remain an independent public company and Limeade CDIs will continue to be listed and traded on the ASX and shares of Limeade common stock will continue to be registered under the Exchange Act, and we will continue to file reports and other documents with the ASX with respect to the Limeade CDIs and continue to file periodic reports with the SEC with respect to the Limeade common stock. Under specified circumstances, Limeade may be required to pay WebMD a termination fee upon the termination of $2,437,500, as described under “The Merger Agreement—Termination Fee” beginning on page 77.
Q. Do any of Limeade’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a shareholder?
A. Yes. In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our shareholders generally. The Board was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be approved by Limeade shareholders. See “The Merger— Interests of the Limeade Executive Officers and Directors in the Merger” beginning on page 50.
Q. Who is soliciting my vote?
A. The Board is soliciting your proxy or CDI Voting Instruction Form, and Limeade will bear the cost of soliciting proxies or CDI Voting Instruction Forms. Proxies and CDI Voting Instruction Forms may be solicited in person or by facsimile, electronic mail, or other electronic medium by certain of Limeade’s directors, officers, employees, or agents without additional compensation.
Q. What do I need to do now?
A. Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including the attached annexes, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the merger and how it affects shareholders (including holders of Limeade CDIs). Whether or not you expect to attend the virtual special meeting in person, please submit a proxy (if you are a holder of record of Limeade common stock) or a CDI Voting Instruction Form (if you are a holder of record of Limeade CDIs) to vote your shares as promptly as possible to ensure that your shares will be represented and voted at the special meeting.
Q. How do I vote if my shares are registered directly in my name?
A. If, as of the record date, your shares are registered directly in your name with our transfer agent (AST), you are considered a “shareholder of record” and you may:
•Vote in person (electronically)—shareholders who virtually attend the special meeting may vote electronically at the special meeting, which will revoke any proxy previously submitted;
•Vote through the internet—in order to do so, please follow the instructions shown on your enclosed proxy card;
•Vote by fax—in order to do so, please follow the instructions shown on your proxy card; or

•Vote by mail—if you request or receive a paper proxy card by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the postage-paid envelope provided or, if no envelope is provided, please mail your completed proxy card to Limeade, Inc., C/- Link Market Services Limited, Locked Bag A14, Sydney South NSW 1235 Australia. Your completed, signed, and dated proxy card must be received prior to the special meeting.
Whether or not you plan to attend the meeting, we urge you to submit a proxy to vote to ensure your vote is counted. You may still attend the meeting and vote electronically if you have already submitted a proxy. Please choose only one method to cast your vote by proxy. We encourage you to vote by submitting a proxy over the internet or by fax, which are convenient, cost-effective, and reliable alternatives to returning a proxy card by mail. If you return your signed proxy card to us or vote by submitting your proxy over the internet or by fax before the special meeting, and you do not subsequently revoke your proxy, we will vote your shares as you direct in such proxy.
If you return an executed proxy and do not indicate how you wish to vote with regard to a particular proposal, your shares of Limeade common stock will be voted “FOR” such proposal.
Q. How do I vote if I hold Limeade CDIs?
A. If you are a holder of record of Limeade CDIs as of the record date, you are entitled to direct CDN to vote one share of Limeade common stock for every Limeade CDI you hold by completing and returning the CDI Voting Instruction Form in one of the following ways:

•Online:	https://investorcentre.linkgroup.com
•By mail:	Limeade, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia
•By facsimile:	(02) 9287 0309 (within Australia) +61 2 9287 0309 (from outside Australia)
•By delivery in person:	Link Market Services Limited Level 12, 680 George St, Sydney NSW 2000
If you are a record holder of Limeade CDIs and you wish to vote in person (electronically) at the virtual special meeting, prior to the meeting you must obtain a legal proxy from CDN issued in your name, authorizing you to vote the shares of Limeade common stock underlying your Limeade CDIs in person at the special meeting, by following the instructions in the CDI Voting Instruction Form.
Q. How do I vote if my Limeade CDIs are held in the name of my broker, bank or other nominee?
A. If your Limeade CDIs are held by your broker, bank or other nominee (rather than registered in your name directly), you are considered the beneficial owner of Limeade CDIs held in “street name” and we expect you will receive a CDI Voting Instruction Form from your broker, bank or other nominee seeking instruction from you as to how you direct CDN to vote the shares underlying your CDIs.
Q. Can I change or revoke my proxy or CDI Voting Instruction Form after it has been submitted?
A. Yes. If you are a shareholder of record, you can change or revoke your proxy at any time before 10:00 a.m. AEST on August 6, 2023 (5:00 p.m. PT on August 5, 2023) (except in the event you are revoking your proxy by attending the special meeting and voting electronically) by:
•submitting another proxy over the internet or by fax for shares you hold directly;
•timely delivering a written notice of the revocation of your proxy to Limeade, Inc., C/- Link Market Services Limited, Locked Bag A14, Sydney South NSW 1235 Australia;

•timely delivering a valid, later-dated proxy by mail; or

•attending the special meeting and voting electronically. Simply attending the special meeting will not, by itself, revoke your proxy.
If you are a holder of Limeade CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Link Market Services, no later than August 5, 2023 at 10:00 a.m. AEST (August 4, 2023 at 5:00 p.m. PT), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent. In addition, if you are a holder of Limeade CDIs, you may change your vote by completing a later-dated CDI Voting Instruction Form and delivering to Link Market Services, no later than August 5, 2023 at 10:00 a.m. AEST (August 4, 2023 at 5:00 p.m. PT).
Q. How many shares of Limeade common stock must be present to constitute a quorum for the meeting?
A. The presence at the special meeting, in person or by proxy, of one-third of the voting power of shares of Limeade common stock entitled to be cast on the matters to be voted on at the special meeting as of the record date will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. If no quorum is present at the special meeting, the shareholders holding a majority in voting power of shares of Limeade common stock, present in person or by proxy and entitled to vote at the special meeting, may adjourn the special meeting to another place, date, or time. Failure of a quorum to be present at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject Limeade to additional expense. As of the record date, there were 261,637,691 shares of Limeade common stock outstanding (including shares underlying outstanding Limeade CDIs). Accordingly, 87,212,564 shares of Limeade common stock must be present or represented by proxy at the special meeting to constitute a quorum. If you submit a signed proxy card or CDI Voting Instruction Form, grant a proxy or submit a CDI Voting Instruction Form electronically over the Internet or by fax, or (if you are a holder of record of Limeade common stock or a legal proxy holder) submit a ballot electronically at the special meeting (regardless of whether you indicate how you wish to vote), the shares of Limeade common stock you own directly or that underlie your Limeade CDIs will be counted for purposes of determining the presence of a quorum.
Q. What if I abstain from voting on any proposal? What if I do not vote?
A. For the merger proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will not count as votes cast for or against the merger proposal but will still count for the purpose of determining whether a quorum is present. However, the vote to approve the merger proposal is based on the total number of shares of Limeade common stock outstanding on the record date. As a result, if you abstain, or if you fail to vote (or fail to submit voting instructions to your broker, bank or other nominee, in the case of Limeade CDIs that are held in “street name”), it will have the same effect as if you vote “AGAINST” the approval of the merger agreement.
For the adjournment proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” The adjournment proposal requires that the number of votes cast “FOR” the proposal at the special meeting exceed the number of votes cast “AGAINST” the proposal. As a result, abstentions will not be considered a vote cast on the adjournment proposal and will have no effect on the outcome of such proposal (assuming a quorum is present). If you hold Limeade CDIs in “street name,” the failure to instruct your broker, bank or other nominee on how to direct CDN to vote the shares of Limeade common stock underlying your Limeade CDIs will result in such shares not being counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the adjournment proposal.
Q. If I am a record holder of Limeade common stock, will my shares be voted if I do not sign and return my proxy card or vote over the internet, by fax or in person (electronically) at the virtual special meeting?
A. If you are a shareholder of record of Limeade common stock and you do not attend the special meeting or sign and return your proxy card, or vote by submitting your proxy over the internet, by fax or by mail, your shares will not be voted at the special meeting and will not be counted as present for purposes of determining whether a quorum exists. The failure to return your proxy card or otherwise vote your shares at the special meeting will have no effect on the outcome of the adjournment proposal. However, the vote to approve the merger proposal is based on the total number of shares of Limeade common stock outstanding as of the record date. As a result, if you fail to return your proxy card or otherwise fail to vote your shares, it will have the same effect as a vote “AGAINST” the merger proposal.
Q. If I am a record holder of Limeade CDIs, will the shares underlying my CDIs be voted if I do not sign and return my CDI Voting Instruction Form or vote online, or by facsimile prior to the special meeting?

A. If you are a holder of record of Limeade CDIs and you do not instruct CDN how to vote the shares of Limeade common stock underlying your Limeade CDIs by returning your CDI Voting Instruction Form, voting online, or by facsimile prior to the meeting (or do not obtain a legal proxy from CDN prior to the meeting and vote in person (electronically)), the shares of Limeade common stock underlying your Limeade CDIs will not be voted at the special meeting and will not be counted as present for purposes of determining whether a quorum exists. The failure to return your CDI Voting Instruction Form or otherwise cause the shares of Limeade common stock underlying your Limeade CDIs to be voted at the special meeting will have no effect on the outcome of the adjournment proposal. However, the vote to approve the merger proposal is based on the total number of shares of Limeade common stock outstanding as of the record date. As a result, if you fail to return your CDI Voting Instruction Form or otherwise fail to instruct CDN how to vote the shares of Limeade common stock underlying your Limeade CDIs (or fail to obtain a legal proxy from CDN prior to the meeting and vote in person (electronically)), it will have the same effect as a vote “AGAINST” the merger proposal.
Q. What does it mean if I get more than one proxy card or CDI Voting Instruction Form?
A. If your shares of Limeade common stock or your Limeade CDIs are registered differently or are held in more than one account, you will receive more than one proxy card or CDI Voting Instruction Form. Please complete and return all of the proxy cards or CDI Voting Instruction Forms you receive (or submit each of your proxies or CDI Voting Instructions over the internet or by one of the other methods described elsewhere in this proxy statement) to ensure that all of your shares are voted.
Q. Am I entitled to exercise dissenters’ rights under the WBCA instead of receiving the per share merger consideration for my shares of Limeade common stock?
A. Yes. Record and beneficial owners of Limeade common stock (including beneficial owners such as holders of Limeade CDIs) are entitled to assert dissenters’ rights in connection with the merger. For additional information, please see the section of this proxy statement entitled “The Merger—Dissenters’ Rights” beginning on page 54.
Q. How does the merger consideration compare to the market price of Limeade CDIs prior to the last trading day prior to public announcement of the proposed merger with WebMD? How does the merger consideration compare to the market price of Limeade CDIs as of a recent trading date?
A. The merger consideration of AUD$0.425 per share represents a 325% premium over the closing price of AUD$0.10 per Limeade CDI on June 8, 2023 (AEST), the last trading day prior to public announcement of the proposed merger with WebMD. On July 5, 2023 (AEST), the last practicable day before this proxy statement was first sent or given to Limeade shareholders, the closing price of Limeade CDIs on the ASX was AUS$0.40 per share. You are encouraged to obtain current market quotations for Limeade CDIs.
Q. What happens if I sell my shares of Limeade common stock or my Limeade CDIs before the completion of the merger?
A. If you transfer your shares of Limeade common stock or your Limeade CDIs prior to the consummation of the merger, you will have transferred your right to receive the merger consideration in the merger or to demand dissenters’ rights in connection with the merger. In order to receive the merger consideration or to exercise dissenters’ rights in connection with the merger, you must hold your shares of Limeade common stock or your Limeade CDIs through the effective time. The record date for shareholders entitled to vote at the special meeting is earlier than the date the merger is anticipated to be consummated. Accordingly, if you sell or transfer your shares of Limeade common stock or your Limeade CDIs after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of Limeade common stock or Limeade CDIs, and each of you (the transferor and the transferee) notifies Limeade in writing of such special arrangements, you will transfer the right to receive the merger consideration, if the merger is consummated, to the person to whom you sell or transfer your shares of Limeade common stock or your Limeade CDIs, but you will have retained your right to vote your shares or the shares underlying your Limeade CDIs at the special meeting.
Q. Who will count the votes obtained at the special meeting?
A. The votes will be counted by an inspector of election appointed for the special meeting.

Q. When will Limeade announce the voting results of the special meeting, and where can I find the voting results?
A. Limeade intends to announce the proxy voting results at the special meeting and will report the final voting results of the special meeting in an ASX release filed shortly after the special meeting and in a Current Report on Form 8-K filed with the SEC within four business days after the special meeting. All reports that Limeade files with the ASX and SEC are publicly available when filed.
Q. Can I submit questions before the meeting?
A. Yes, Limeade shareholders or CDI holders who are unable to attend the special meeting or who may prefer to register questions in advance are invited to do so.
Please log onto www.linkmarketservices.com.au, and select ‘Ask a Question’, or alternatively email the Company Secretary at cosec@companymatters.com.au.
To allow time to collate questions and prepare answers, please submit any questions by July 31, 2023. Questions will be collated and, during the special meeting, the Chair will seek to address as many of the more frequently raised topics as possible. However, there may not be sufficient time available at the special meeting to address all topics raised. Please note that individual responses will not be sent to securityholders.
Q. What if there are technical issues during the virtual meeting?
A. In the event that technical issues arise during the special meeting, Limeade will have regard to the impact of the technical issues on shareholders participating and casting votes online, and the Chair of the special meeting may, in exercising his or her powers as the Chair, issue any instructions for resolving the issue and may continue the special meeting if it is appropriate to do so.
Q: Who can help answer my other questions?
A: If you have questions about the merger, require assistance in submitting your proxy or CDI Voting Instruction Form or otherwise voting your shares of Limeade common stock or Limeade CDIs, or need additional copies of this proxy statement or the proxy card or CDI Voting Instruction Form, please contact:
Limeade, Inc.
C/- Link Market Services Limited
Locked Bag A14
Sydney South NSW 1235 Australia
Telephone: c1300 554 474 Overseas: +61 1300 554 474

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The proxy statement and SEC reports incorporated by reference herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained herein or therein, including statements regarding our expectations regarding the transactions contemplated by the merger agreement and other future performance and financial results of the business and other non-historical statements, are forward-looking statements. In some cases you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “see,” “goal,” “forecast,” “targets,” or similar expressions and the negatives of those terms. We have based these forward-looking statements largely on our current plans, expectations, and projections about future events and financial trends that we believe may affect our results of operations, financial condition, business, strategies, financial needs, and the plans and objectives of management. Our actual future results may be materially different from what we expect. Forward-looking statements are based on information available to our management as of the date of this proxy statement and our management’s good faith belief as of such date with respect to future events and are subject to a number of risks, uncertainties, and assumptions, which are, in many instances, beyond our control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Limeade’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to:
•the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;
•the failure to obtain approval of the proposed transaction by our shareholders;
•the failure to satisfy any of the other conditions to the completion of the proposed transaction;
•the risk that the proposed merger will not be consummated in a timely manner;
•the effect of the announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with our key business partners and customers, and others with whom we do business, or on our operating results and businesses generally;
•the response of competitors to the proposed transaction;
•risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction;
•the ability to meet expectations regarding the timing and completion of the proposed transaction;
•significant costs associated with the proposed transaction;
•potential litigation relating to the proposed transaction; and
•restrictions during the pendency of the proposed transaction that may impact our ability to pursue certain business opportunities.
Other factors that may cause actual results to differ materially include those set forth in Limeade’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Limeade’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and subsequent reports filed with the SEC, as well as other documents that may be filed by Limeade from time to time with the SEC. See the section of this proxy statement entitled “Where You Can Find More Information.” You should not place undue reliance on our forward-looking statements, and you should not rely on forward-looking statements as predictions of future events. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this proxy statement speak only as of the date of this proxy statement. We undertake no obligation to update any forward-looking statements made in this proxy statement to reflect events or circumstances after the date of this proxy statement or to reflect new information or the occurrence of unanticipated events, except as required by law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

THE PARTIES TO THE MERGER
Limeade
Limeade, founded in 2006 as a Washington corporation, is an immersive employee well-being company that creates healthy employee experiences. Today, millions of people at 1,000+ companies in 100+ countries use Limeade solutions to navigate the future of work. By putting well-being at the heart of the employee experience, Limeade increases well-being and engagement resulting in less burnout and turnover - ultimately elevating business performance. Through our SaaS solutions, Limeade helps companies better care for their employees, and helps employees care for themselves.
Limeade Well-Being is our flagship solution. In 2021, we acquired TINYpulse, a Seattle-based leader in listening software. We continue to offer the solution based on this acquisition, re-branded Limeade Listening, to existing customers and new prospects worldwide.
In December 2019, we completed an initial public offering of our CDIs on the ASX, and the Limeade CDIs (each of which represents a beneficial interest in one share of Limeade common stock) are traded on the ASX. In August 2022, we filed a Registration Statement on Form 10 with the SEC which became effective in October 2022 and as such became a U.S. public reporting company. However, our common stock is not traded on any U.S. stock exchange.
Our corporate headquarters is located at 10885 NE 4th Street, Suite #400, Bellevue, Washington 98004, and our telephone number is (888) 830-9830. Our website address is www.limeade.com. The information on, or that can be accessed through, our website is not part of, and is not incorporated into, this proxy statement. Additional information about Limeade is contained in our public filings. See the section of this proxy statement entitled “Where You Can Find More Information.”
WebMD
WebMD, an Internet Brands company, is at the heart of the digital health revolution that is transforming the health care experience for consumers, patients, health care professionals, employers, health plans, and health systems. Through public and private online portals, mobile platforms, and health-focused publications, WebMD delivers leading-edge content and digital services that enable and improve decision-making, support and motivate health actions, streamline and simplify the health care journey, and improve patient care.
The WebMD Health Network includes WebMD Health, Medscape, Jobson Healthcare Information, MediQuality, Frontline, Vitals Consumer Services, Aptus Health, Krames, PulsePoint, The Wellness Network, SanovaWorks, MedicineNet, eMedicineHealth, RxList, OnHealth, Medscape Education, and other owned WebMD sites. WebMD®, Medscape®, CME Circle®, Medpulse®, eMedicine®, MedicineNet®, theheart.org® and RxList® are among the trademarks of WebMD or its subsidiaries.
Merger Sub
Lotus Merger Sub, Inc. is a Washington corporation and a wholly-owned subsidiary of WebMD and was formed on May 12, 2023 solely for the purpose of engaging in the merger and the other transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than in connection with the merger and the other transactions contemplated by the merger agreement. Upon the consummation of the merger, the separate corporate existence of Merger Sub will cease and Limeade will continue as the surviving corporation and a wholly owned subsidiary of WebMD.

THE SPECIAL MEETING
This proxy statement is being provided to Limeade shareholders (including holders of Limeade CDIs) as part of a solicitation by the Board of proxies for use at the special meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement of the special meeting.
Date, Time, and Place
The special meeting of Limeade shareholders (the “special meeting”) is scheduled to be held virtually on August 8, 2023 at 10:00 a.m. AEST (August 7, 2023 at 5:00 p.m. PT). The special meeting will be a virtual meeting of shareholders. Only holders of record of Limeade common stock at 8:00 AEST on July 4, 2023 (3:00 p.m. PT on July 3, 2023), the record date for the special meeting, or their legal proxy holders, may attend and participate in the special meeting or any adjournments or postponements thereof. You will be able to attend the special meeting by visiting the website at https://meetings.linkgroup.com/LMESM23, where you will be able to listen to the special meeting, submit questions, and vote. To attend the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23. You will not be able to attend the meeting in person. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
Purpose of the Special Meeting
At the special meeting, Limeade shareholders will be asked to consider and vote on the following proposals:
•the merger proposal, which is further described in the sections entitled “The Merger,” “The Merger Agreement,” and “Merger Proposal (Proposal 1)” beginning on pages 31, 59, and 82, respectively; and
•the adjournment proposal, as further described under “Adjournment Proposal (Proposal 2)” beginning on page 83.
Limeade shareholders must approve the merger proposal as a condition to the completion of the merger. If Limeade shareholders fail to approve the merger proposal, the merger will not occur.
Recommendation of the Limeade Board of Directors
The Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Limeade and Limeade shareholders (including holders of Limeade CDIs), (ii) adopted the merger agreement and approved the transactions contemplated thereby, including the merger, in accordance with WBCA, and (iii) adopted a resolution recommending the merger agreement be approved by Limeade shareholders.
The Board unanimously recommends that Limeade shareholders vote “FOR” the merger proposal and “FOR” the adjournment proposal.
A description of factors considered by the Board in reaching its decision to adopt the merger agreement and recommend that Limeade shareholders approve the merger agreement can be found in “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 42.
The merger proposal must be approved as a condition for the merger to occur. If Limeade shareholders fail to approve the merger proposal by the requisite vote, the merger will not occur.
Record Date; Shareholders Entitled to Vote
Only holders of Limeade common stock at 8:00 a.m. AEST on July 4, 2023 (3:00 p.m. PT on July 3, 2023), the record date, will be entitled to notice of, and to attend, ask questions and vote at, the special meeting or any adjournments or postponements of the special meeting. In addition, holders of Limeade CDIs outstanding as of the record date are entitled to receive notice of and to attend and ask questions at the special meeting or any adjournment or postponement thereof and may instruct CDN to vote the shares of Limeade common stock underlying their Limeade CDIs using the CDI Voting Instruction Form. Alternatively, a record holder of Limeade CDIs who obtains a legal proxy from CDN prior to the meeting may vote in person (electronically) at the meeting. As of the record date, 261,637,691 shares of Limeade common stock were issued and outstanding (including shares underlying outstanding Limeade CDIs on that date).

Holders of Limeade common stock are entitled to one vote for each share of Limeade common stock they own as of the record date. Holders of Limeade CDIs are entitled to instruct CDN to vote one share of Limeade common stock for each Limeade CDI they own as of the record date. Alternatively, holders of Limeade CDIs who obtained a legal proxy from CDN prior to the special meeting are entitled to one vote for each share of Limeade common stock underlying each CDI they own as of the record date.
Shareholder List
For at least 10 days prior to the special meeting, a complete list of shareholders entitled to vote at the special meeting will be available for examination by any shareholder, for any purpose germane to the special meeting, by visiting https://investors.limeade.com/investor-relations. Such list will also be available during the webcast of the virtual special meeting at the website at https://meetings.linkgroup.com/LMESM23.
Quorum
The presence at the virtual special meeting, in person or by proxy, of the holders of one-third of the shares of Limeade common stock entitled to be cast on the matters to be voted on at the special meeting as of the record date will constitute a quorum. Shareholders entitled to vote at the special meeting may participate in the meeting by remote communication. To attend the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23. Actual attendance at the virtual special meeting is not required in order to be counted for purposes of determining a quorum if voting by proxy. There must be a quorum for business to be conducted at the special meeting. If no quorum is present at the special meeting, the shareholders holding a majority in voting power of shares of Limeade common stock, present in person or by proxy and entitled to vote at the special meeting, may adjourn the special meeting to another place, date, or time. Failure of a quorum to be represented at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject Limeade to additional expense.
If you submit a properly executed proxy card or submit your proxy over the internet or by fax, even if you abstain from voting, your shares will be counted as present for purposes of determining whether a quorum exists at the special meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker, or other nominee on how to vote your shares of Limeade common stock will result in such shares not being counted for purposes of determining the presence of a quorum.
Required Vote
The approval of the merger proposal requires the affirmative vote of the holders of a majority of the voting power of shares of Limeade common stock issued and outstanding as of the record date and entitled to vote thereon.
Approval of the adjournment proposal requires that the number of votes cast “FOR” the proposal at the special meeting exceeds the number of votes cast “AGAINST” the proposal.
Voting by the Supporting Shareholders
Concurrently with the execution of the merger agreement, the supporting shareholders (including Henry Albrecht, our chief executive officer and a member of our board of directors, and TVC Capital Partners II LP and TVC Capital II LP, investment funds affiliated with Steve Hamerslag, a member of our board of directors) entered into the voting agreement with respect to the subject shares. Under the voting agreement, the supporting shareholders agreed, among other things and on the terms set forth therein, to not transfer any of such supporting shareholder’s subject shares or to enter into a contract or agreement relating thereto except in certain circumstances, to vote (or cause to be voted) the subject shares then beneficially owned by the supporting shareholders, directly or indirectly, “FOR” approval of the merger proposal and “FOR” approval of the adjournment proposal, and to vote against any competing acquisition proposals relating to Limeade. As of July 3, 2023, the supporting shareholders beneficially owned 109,769,673 shares of Limeade common stock, which represents approximately 42% of the shares of Limeade common stock issued and outstanding based on 261,637,691 shares of Limeade common stock outstanding as of July 3, 2023 (including shares underlying outstanding Limeade CDIs on such date).
As such, pursuant to the voting agreement, the supporting shareholders will vote their shares of Limeade common stock “FOR” adoption of the merger agreement and the adjournment proposal to be considered at the special meeting. See the section entitled “The Voting Agreement.”

Voting by Limeade’s Directors and Executive Officers
As of the record date, certain directors and executive officers of Limeade and their affiliates were entitled to vote 81,770,025 shares of Limeade common stock, or approximately 31.25% of the shares of Limeade common stock issued and outstanding on that date. Certain of our directors and executive officers or their affiliates are supporting shareholders who are subject to the voting agreement described above and are therefore obligated, subject to the terms and conditions of the voting agreement, to vote in favor of the merger proposal and the adjournment proposal. Limeade’s other directors and executive officers who beneficially own shares of Limeade common stock have informed us that they intend to vote (or cause to be voted) their shares in favor of the merger proposal and the adjournment proposal.
Abstentions
An abstention occurs when a shareholder of record attends a meeting, either in person or by proxy, but abstains from voting by marking “ABSTAIN” on such holder’s electronic ballot or proxy with respect to a proposal to be voted on at the special meeting. An abstention also occurs when a holder of Limeade CDIs returns a CDI Voting Instruction Form that is marked “ABSTAIN” with respect to a proposal to be voted on at the special meeting.
Abstentions will not count as votes cast for or against the merger proposal but will still count for the purpose of determining whether a quorum is present. However, the vote to approve the merger proposal is based on the total number of shares of Limeade common stock outstanding on the record date. As a result, if you abstain, it will have the same effect as if you vote “AGAINST” the approval of the merger agreement.
The adjournment proposal requires for its approval that the number of votes cast “FOR” the proposal at the special meeting exceeds the number of votes cast “AGAINST” the proposal. As a result, abstentions will not be considered a vote cast on the adjournment proposal and will therefore have no effect on the outcome of such proposal (assuming a quorum is present).
If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy, the proxy will be voted “FOR” (i) approval of the merger proposal and (ii) approval of the adjournment proposal. Likewise, if a CDI Voting Instruction Form that does not indicate how the holder instructs CDN to vote the shares of Limeade common stock underlying such holder’s Limeade CDIs is duly completed, returned and not revoked, the shares of Limeade common stock underlying such CDIs will be voted “FOR” (i) approval of the merger proposal and (ii) approval of the adjournment proposal.
Failure to Vote
The proposal to approve the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Limeade common stock as of the record date and entitled to vote on such matter. Therefore, the failure to vote will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.
The proposal to adjourn the special meeting from time to time if necessary or appropriate requires that the number of votes cast “FOR” the proposal at the special meeting exceeds the number of votes cast “AGAINST” the proposal. Consequently, the abstention from voting will not be considered a vote cast on the proposal and will therefore have no effect on the outcome of the adjournment proposal. In addition, even if a quorum is not present at the special meeting, the affirmative vote of a majority of the shares having voting power present at the virtual special meeting or represented by proxy at the special meeting may adjourn the meeting to another place, date, or time. In such case, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
Attendance and Voting at the Special Meeting
If your shares are registered directly in your name with our transfer agent (AST), you are considered a “shareholder of record.” If you are a shareholder of record, there are four methods by which you may vote your shares or have your shares voted at the special meeting. You may attend the special meeting and vote your shares in person (electronically) at the virtual special meeting, or you may cause your shares to be voted by authorizing the persons named as proxies on the proxy card to vote your shares at the special meeting by returning the executed proxy card by mail or by fax or hand delivery or voting through the internet. If you choose to submit a proxy to vote your shares over the internet or by fax, there is no need for you to mail back your proxy card. Although Limeade offers four different voting methods, Limeade encourages you to submit a proxy to vote over the internet or by fax to ensure that your shares are represented and voted at the special meeting. If you are a shareholder of record, you may:
•Vote in person (electronically)—shareholders who virtually attend the special meeting may vote electronically;
•Vote through the internet—in order to do so, please follow the instructions shown on your enclosed proxy card;
•Vote by fax—in order to do so, please follow the instructions shown on your proxy card; or
•Vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the postage-paid envelope provided or, if no envelope was provided, please mail your completed proxy card to Limeade, Inc., C/- Link Market Services Limited, Locked Bag A14, Sydney South NSW 1235 Australia. Your completed, signed, and dated proxy card must be received prior to the special meeting.
Only holders of record of Limeade common stock as of the record date, or their legal proxy holders, may attend, ask questions and vote at the special meeting or any adjournments or postponements thereof. To attend the special meeting, you must register at the website at https://meetings.linkgroup.com/LMESM23.
The deadline to return a completed proxy card is 10:00 a.m. AEST on August 6, 2023 (5:00 p.m. PT on August 5, 2023).
If you are a holder of record of Limeade CDIs as of the record date, you are entitled to direct CDN to vote one share of Limeade common stock for every Limeade CDI you hold by completing and returning the CDI Voting Instruction Form in one of the following ways:

Online:	www.linkmarketservices.com.au
By mail:	Limeade, Inc. c/o Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia
By facsimile:	(02) 9287 0309 (within Australia) +61 2 9287 0309 (from outside Australia)
By delivery in person:	Link Market Services Limited Level 12, 680 George St, Sydney NSW 2000
If you are a record holder of Limeade CDIs and you wish to vote in person (electronically) at the virtual special meeting, prior to the meeting you must obtain a legal proxy from CDN issued in your name, authorizing you to vote the shares of Limeade common stock underlying your Limeade CDIs in person at the special meeting, by following the instructions in the CDI Voting Instruction Form.
If you are a holder of Limeade CDIs and wish to attend the virtual special meeting, you will need to register at the website at https://meetings.linkgroup.com/LMESM23.
The deadline to return a completed CDI Voting Instruction Form is 10:00 a.m. AEST on August 5, 2023 (5:00 p.m. PT on August 4, 2023).
Revocation of Proxies and CDI Voting Instructions
If you are the record holder of your shares of Limeade common stock (or hold a legal proxy from the record holder of your shares of Limeade common stock), you can change or revoke your proxy at any time before 10:00 a.m. AEST on August 6, 2023 (5:00 p.m. PT on August 5, 2023) (except in the event you are revoking your proxy by attending the special meeting and voting electronically). If you are the record holder of your shares (or hold a legal proxy from the record holder of your shares of Limeade common stock), you may revoke your proxy by:
•submitting another proxy over the internet or by fax for shares held directly;

•timely delivering a written notice of the revocation of your proxy to Limeade, Inc., C/- Link Market Services Limited, Locked Bag A14, Sydney South NSW 1235 Australia;
•timely delivering a valid, later-dated proxy by mail; or
•attending the special meeting and voting in person (electronically) during the virtual special meeting.
Please note, however, that only your last-dated proxy, received prior to the cutoff time described herein, will count. Attending the special meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to Limeade or by sending a written notice of revocation to Limeade, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by Limeade before the special meeting, as described herein. Please note that to be effective, your new proxy card, Internet or fax instructions or written notice of revocation must be received by Link Market Services Limited prior to the cutoff time described herein.
If you are a holder of Limeade CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Link Market Services, no later than August 5, 2023 at 10:00 a.m. AEST (August 4, 2023 at 5:00 p.m. PT), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent. In addition, if you are a holder of Limeade CDIs, you may change your vote by completing a later-dated CDI Voting Instruction Form and delivering to Link Market Services, no later than August 5, 2023 at 10:00 a.m. AEST (August 4, 2023 at 5:00 p.m. PT).
If you are the beneficial owner of Limeade CDIs held in “street name,” you should contact your bank, broker, or other nominee with questions about how to change or revoke your voting instructions.
Solicitation of Proxies
The Board is soliciting your proxy, and Limeade will bear the cost of soliciting proxies. Proxies and CDI Voting Instruction Forms may be solicited in person or by facsimile, electronic mail, or other electronic medium by certain of Limeade’s directors, officers, employees, or agents without additional compensation.
Adjournments and Postponements
In addition to the merger proposal, Limeade shareholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of ensuring that sufficient votes are present in person or by proxy to constitute a quorum, soliciting additional votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal or ensuring that any supplement or amendment to this proxy statement is timely provided to Limeade shareholders. If no quorum is present at the special meeting, the shareholders holding a majority in voting power of the shares of Limeade common stock, present in person or by proxy and entitled to vote at the special meeting, may adjourn the special meeting to another place, date, or time. If a quorum is present, then the number of votes cast “FOR” the adjournment proposal must exceed the number of votes cast “AGAINST” the proposal to approve the adjournment proposal. If you return a signed proxy or CDI Voting Instruction Form and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal. In addition, the Board could postpone the special meeting before it commences. If the special meeting is adjourned or postponed to solicit additional proxies, Limeade shareholders and Limeade CDI holders who have already submitted their proxies or CDI Voting Instruction Forms will be able to revoke them at any time prior to their use at the special meeting as adjourned or postponed.
The Board unanimously recommends a vote “FOR” the adjournment proposal, if necessary or appropriate, to solicit additional proxies.
Questions
If you have more questions about the merger or how to submit your proxy or CDI Voting Instruction Form, or if you need additional copies of this proxy statement or the enclosed proxy card or CDI Voting Instruction Form, please contact Limeade at:

C/- Link Market Services Limited
Locked Bag A14
Sydney South NSW 1235 Australia
Telephone: c1300 554 474 Overseas: +61 1300 554 474

THE MERGER
The discussion of the merger in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and hereby incorporated by reference into this proxy statement.
Structure of the Merger
Subject to the terms and conditions of the merger agreement and in accordance with the WBCA, at the effective time, Merger Sub will merge with and into Limeade, with Limeade continuing as the surviving corporation in the merger and as a wholly owned subsidiary of WebMD.
Merger Consideration—What Shareholders Will Receive in the Merger
Upon the terms and subject to the conditions of the merger agreement, at the effective time, each outstanding share of Limeade common stock, other than Excluded Shares and Dissenting Shares, including Depositary Shares (i.e., shares underlying Limeade CDIs), will be automatically converted into the right to receive an amount in cash, without interest, equal to AUD$0.425, less any applicable withholding taxes. After the merger is completed, holders of Limeade common stock and Limeade CDIs will have only the right to receive a cash payment in respect of their shares of Limeade common stock or Limeade CDIs and will no longer have any rights as holders of Limeade common stock or Limeade CDIs, including voting or other rights. Shares of Limeade common stock held by us or any of our direct or indirect subsidiaries will be cancelled at the effective time.
To effect cancellation of Limeade CDIs and payment of the merger consideration to holders of Limeade CDIs, Limeade and WebMD will ensure that:
•prior to the effective time, Limeade will request ASX to suspend trading of Limeade CDIs;
•immediately prior to the effective time, the paying agent appointed by WebMD (the “paying agent”) will be provided a copy of Limeade’s share register identifying the number of Depositary Shares;
•immediately prior to the effective time, Limeade directs the paying agent to pay the merger consideration to holders of Limeade CDI;
•immediately prior to the effective time, the paying agent is provided a copy of the register of Limeade CDI holders with sufficient information to make a payment to Limeade CDI holders;
•at or promptly following the effective time, the paying agent reduces all holdings of Limeade CDIs to zero, thereby cancelling the Limeade CDIs; and
•following and not later than two business days after the effective time, the paying agent makes payment of the merger consideration without interest to the previous holders of Limeade CDIs.
Treatment of Limeade Equity Awards
The merger agreement provides that outstanding equity-based awards issued under Limeade’s equity incentive plans will be treated as set forth below:
Options. Each outstanding and unexercised Option that is vested as of the effective time will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to (i) the total number of shares of Limeade common stock subject to such vested Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such vested Option, less any withholding taxes required to be withheld by applicable law. Each Option with an exercise price per share greater than or equal to the U.S. dollar merger consideration and each Option that is not vested as of the effective time, other than the Accelerable Options, will be cancelled automatically at the effective time for no consideration. Each Accelerable Option will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the total number of shares of Limeade common stock subject to such Accelerable Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such Accelerable Option, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable Option prior to the effective time.

Restricted Stock Units. Each outstanding RSU that is vested and outstanding immediately prior to the effective time (but not yet settled) or that vests solely as a result of the consummation of the merger will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration. Each outstanding RSU that is unvested and outstanding immediately prior to the effective time, other than the Accelerable RSUs, will be cancelled automatically at the effective time for no consideration. Each Accelerable RSU will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable RSU prior to the effective time.
As Limeade is listed on the ASX, it must comply with the ASX Listing Rules. Limeade is prohibited under ASX Listing Rule 6.23.2 from making a change which has the effect of cancelling Options and RSUs for consideration unless such change is approved by Limeade shareholders. Accordingly, Limeade has applied to ASX for a waiver of ASX Listing Rule 6.23.2 to permit Limeade to cancel those Options and RSUs described above for consideration without obtaining the approval of Limeade shareholders.
Effects on Limeade If the Merger Is Not Completed
If the merger proposal is not approved by Limeade shareholders or if the merger is not completed for any other reason, Limeade shareholders will not receive any payment for their shares in connection with the merger. Instead, Limeade will remain an independent public company, Limeade CDIs will continue to be listed and traded on the ASX, Limeade common stock will continue to be registered under the Exchange Act, and we will continue to file reports and other documents with the ASX with respect to the Limeade CDIs and file periodic reports with the SEC. In addition, if the merger is not completed, Limeade expects that management will operate Limeade’s business in a manner similar to that in which it is being operated today and that Limeade shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which Limeade operates, Limeade’s need for additional capital, adverse economic conditions, and other risks detailed in Limeade’s Annual Report on Form 10-K for the year ended December 31, 2022 (which is incorporated by reference herein). Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, it is likely that the price of Limeade CDIs will decline significantly. If that were to occur, it is uncertain when, if ever, the price of Limeade CDIs would return to the price at which they currently trade. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your Limeade CDIs or shares of Limeade common stock that you may own directly.
Further, if the merger agreement is validly terminated under certain specified circumstances, Limeade may be required to pay WebMD a termination fee of $2,437,500. See “The Merger Agreement—Termination Fee” beginning on page 77 for a discussion of the circumstances under which such fee may be payable.
Background of the Merger
Since Limeade’s initial public offering (“IPO”) in December 2019, the Board and Limeade’s management have periodically reviewed and assessed Limeade’s technology and product offerings, operations, financial performance, capital structure and liquidity, competitive challenges and other industry conditions, and related developments as they may impact Limeade’s long-term strategic plans, direction and objectives. Throughout the period described in this section, in addition to the discussions with the parties described more specifically below, Limeade had preliminary or high-level exploratory conversations from time to time with a number of other parties about business combination or other strategic transactions, but such conversations did not lead to concrete proposals or advanced discussions with regard to a transaction.
By early 2021, the Board was engaged in a focused review of the challenges facing Limeade at that time. Limeade’s growth had stalled due to a variety of factors, including challenging economic conditions caused by the COVID-19 pandemic that were constraining budgets of existing and prospective customers, a historically high rate of customer churn, the limited scope of Limeade’s employee well-being product offering to buyers of benefits programs (“benefits buyers”) that impeded its efforts to broaden its target customer base, and a lack of adequate capital to fund Limeade’s operational and strategic priorities. These and other challenges, including relatively low technology company valuations, Limeade’s relatively concentrated ownership, the relative lack of interest from institutional investors in Limeade CDIs (or their inability to invest) at the time and the fact that Limeade CDIs were thinly traded, had depressed the trading prices of Limeade CDIs since its December 2019 IPO.
Against this backdrop, the Board and Limeade’s management (with the input of a prior financial advisor that provided investment banking services to Limeade in the Australian market) evaluated a variety of potential strategic alternatives during the first half of 2021, including pursuing a “stay the course” option focused on generating organic growth, pursuing growth through “bolt-on” acquisitions, pursuing growth capital investment (whether through private equity investment or a combination with a special purpose acquisition company(“SPAC”)), and pursuing an outright sale of Limeade. By the second quarter of 2021, the Board had developed a consensus that the preferred and most realistic near-term option was to remain independent, focus on product development and other initiatives to generate organic growth and, if possible, pursue growth and product expansion through bolt-on acquisitions. The Board and Limeade management recognized that there was a need to focus on product development efforts both to upgrade and expand Limeade’s well-being solution and to improve the stability and security of its platform. Their view at the time was that, in light of the lack of revenue growth and the other significant challenges facing Limeade, it was unlikely that Limeade would be able to find a buyer that would be willing to pay a premium to acquire Limeade outright that would be high enough to interest the Board. Consistent with the Board consensus around Limeade’s preferred strategic direction, Limeade consummated the acquisition of the TINYpulse business in late July 2021.
Although the Board had settled on a preferred strategic direction, the Board and Limeade management recognized that there were significant risks to executing on that strategy. They believed that Limeade’s long-term success ultimately depended on providing additional services or solutions to sell to benefits buyers and that it would be challenging to achieve that objective through internal product development efforts and bolt-on acquisitions. The obstacles to raising additional capital to fund internal growth initiatives and bolt-on acquisitions—particularly while the trading price of Limeade CDIs continued to be depressed—increased the execution risk. Due in part to concerns about the risks in executing on the preferred strategic alternative, Henry Albrecht, Limeade’s Chief Executive Officer and Executive Director (together with the prior financial advisor to Limeade) engaged in limited outreach to and informal discussions with a small number of private equity firms and a SPAC to gauge interest in a business combination or other transaction. However, by the latter part of the summer of 2021, it was evident from informal discussions with these parties that they were not interested in considering a transaction with Limeade at that time.
Also, during the summer of 2021, Mr. Albrecht had high level conversations with three companies that operated in the same or adjacent markets as Limeade about potential strategic transactions. In June 2021, Mr. Albrecht had a conversation with the President of a company that operates in the employee well-being market, referred to as “Party A,” about industry trends. However, following this conversation, Party A did not reach back out to Mr. Albrecht to continue such discussions. In June 2021, Mr. Albrecht spoke with the Chief Executive Officer of another company that operates in the employee well-being market and certain adjacent markets, referred to as “Party B”. Party B expressed interest in exploring potential strategic collaborations with Limeade or other business opportunities. Also in June 2021, Mr. Albrecht spoke to the Chief Executive Officer of a company that operates in the employee well-being market, referred to as “Party C,” regarding industry trends.
On August 25, 2021, the Board held a regular meeting at which (among other things) the directors discussed updates on potential strategic opportunities for Limeade, including the broader market context in which Limeade was operating, Limeade’s core capabilities, and Limeade’s strategic objectives and priorities. Mr. Albrecht reported to the Board that the private equity firms and SPAC that had been contacted earlier in the summer were not interested in further discussions. He also reported on his initial discussion with the Chief Executive Officer of Party B.
Following the August 2021 meeting of the Board, Limeade management (principally Mr. Albrecht) and senior management of Party B continued to discuss the possibility of some sort of strategic collaboration or other transaction between the companies. On October 4, 2021, senior executives of Party B conveyed in a meeting with Mr. Albrecht that Party B was interested in exploring a potential acquisition of Limeade. No indicative terms were proposed or discussed at this time, but the parties did discuss additional information about Limeade that Party B was interested in reviewing to facilitate its ongoing consideration of a potential transaction with Limeade.
At a regular meeting of the Board held on October 21, 2021, Mr. Albrecht updated the Board on the status and substance of discussions with Party B, including the receipt of Party B’s general interest in exploring a potential acquisition of Limeade, the fact that no indicative terms or valuation had been proposed by Party B, and the additional due diligence review that Party B had expressed interest in performing in furtherance of its ongoing consideration of a transaction with Limeade. The Board was also briefed on Party B’s operations and financial profile. The Board discussed the merits of continuing discussions with Party B in light of other strategic options. Mr. Albrecht informed the Board that an in-person meeting with the President and Chief Executive Officer of Party B was scheduled to occur shortly after the meeting, and the Board was supportive of that meeting taking place. Limeade management also recommended that the Board consider the possibility of engaging a financial advisor to provide advice should discussions with Party B continue to move forward and to provide advice more generally on other strategic options. Limeade management noted that they had previously met with a number of different investment banking firms and recommended that the Board consider the engagement of Raymond James as Limeade’s financial advisor. The Board authorized management to seek a proposal from Raymond James to provide financial advisory services. Following this meeting, Limeade management initiated discussions with Limeade’s prior financial advisor to terminate its engagement.
On December 13, 2021, the Board held a regular meeting during a part of which representatives from Raymond James were in attendance. The representatives from Raymond James gave a presentation on Limeade’s current financial performance and recent trading in Limeade CDIs and potential steps the Board could consider taking to prepare for unsolicited interest in Limeade given the continuing depressed trading price of Limeade CDIs. The Board asked questions and discussed Limeade’s financial outlook and potential strategic opportunities. The Board requested follow-up items from Raymond James prior to permitting management to hire Raymond James as Limeade’s financial advisor.
Following the December 13, 2021 meeting of the Board, Limeade’s management finalized the termination of the engagement of Limeade’s prior financial advisor and negotiated the terms of an engagement letter with Raymond James.
On January 28, 2022, the Board, by written consent, authorized Limeade management to enter into an engagement letter with Raymond James on terms to be negotiated and approved by the Chief Executive Officer and Chief Financial Officer.
In late February 2022, Mr. Albrecht spoke with the Chief Executive Officer of Party C. Party C’s Chief Executive Officer and Mr. Albrecht discussed general consolidation trends in the well-being platform and related markets and agreed to stay in touch in the event that an opportunity for a mutually beneficial business combination between the two companies should arise.
During the month of February 2022, Limeade management continued to negotiate the terms of Raymond James’ engagement letter.
On February 23, 2022, the Board held a regular meeting at which the directors discussed Limeade’s financial outlook and the risk of an unsolicited offer for Limeade given the low price at which Limeade CDIs continued to trade. The Board discussed takeover defense and risk mitigation strategy, which was to be discussed in more detail at the Board’s planned special meeting in March 2022.
On March 2, 2022, Limeade executed an engagement letter with Raymond James, pursuant to which Limeade engaged Raymond James to provide certain general financial advisory services, placement agent services and/or investment banking advisory services.
On March 10, 2022, the Board held a special meeting. During a part of the meeting at which representatives from Raymond James were in attendance, the Board reviewed and discussed updates to market outlook generally, Limeade’s financial outlook, including in comparison to peers, and potential strategic opportunities. In particular, the Board was concerned with the potential for an unsolicited offer for Limeade given the low trading price of Limeade CDIs relative to the Board’s view of Limeade’s value. The Board also discussed and considered Limeade’s challenge delivering on its current business strategy under its existing capital structure. A representative from Perkins Coie LLP, United States legal counsel to Limeade (“Perkins Coie”), and a representative from Clayton Utz, Australian legal counsel to Limeade (“Clayton Utz”), also attended a portion of the meeting and presented to the Board on takeover defense considerations and a draft strategy to address the potential for leaks of confidential information during the Board’s process of evaluating strategic alternatives. The representatives from Perkins Coie and Clayton Utz also presented to the Board on fiduciary duties and legal obligations related to a strategic alternatives process and related matters.

On April 26, 2022, the Board held a regular meeting at which representatives from Raymond James led a Board discussion regarding the competitive landscape and presented a framework for dealing with any potential unsolicited interest in Limeade.
On August 24, 2022, and August 25, 2022, the Board held a regular meeting, at which representatives from Raymond James provided a market update, including regarding the increasingly negative market outlook due to inflation and global economic and political factors, as well as a summary of the trading price performance of Limeade CDIs. The representatives from Raymond James also provided a near-term outlook and public company market valuations. The Board discussed the reasons for Limeade’s negative trading price performance and the importance of Limeade executing on its strategic initiatives to improve key metrics, although there were doubts among the Board members that the trading price would respond to improved metrics. The Board concluded that, independent of the continued weakness in the trading price of Limeade CDIs, it was imperative for Limeade to improve its metrics prior to progressing further on some sort of strategic transaction. Representatives from Raymond James presented certain high-level strategic alternatives and the pros and cons of each. The Board held an in-depth discussion on Limeade’s approach to preparing Limeade for a strategic transaction in the coming years, reviewed and approved a strategy reset, and discussed the best way to communicate the strategy reset both internally and externally.
On September 28, 2022, a representative of a financial advisor acting on behalf of Party C reached out to Elizabeth Bastoni, Chair of the Board, to inform her that Party C was interested in discussing a strategic transaction with Limeade. The parties agreed to further discussions.
On September 30, 2022, a representative from Raymond James contacted the representative of the financial advisor acting on behalf of Party C who had reached out to Ms. Bastoni and informed him of the Board’s thought process and stated that if Party C wished to speak to the Board directly, the Board would be receptive.
On October 6, 2022, a representative from Raymond James had a conversation with representatives of Party C. The parties discussed the Board’s thought process and view that Limeade was undervalued and its plans to achieve profitability. The representatives of Party C stated Limeade was high on Party C’s list of potential acquisition targets and proposed a call with Ms. Bastoni to discuss strategy and gauge interest in engaging in consolidation discussions.
On October 20, 2022, a representative from Raymond James and Ms. Bastoni had a call with representatives of Party C during which Party C’s representatives conveyed Party C’s continued interest in Limeade and that they were following its progress.
On November 7, 2022, a representative of a private equity firm referred to as “Party D” reached out via email to Mr. Albrecht and requested a meeting with Mr. Albrecht. On November 16, 2022, Mr. Albrecht had a conversation with the representative of Party D and discussed information that Party D was interested in receiving to facilitate further discussions.
On November 17, 2022, Mr. Albrecht had a call with representatives from Party D. The representatives from Party D indicated Party D was interested in exploring a potential acquisition of Limeade at a value ranging from 100%-130% of the then-current Limeade CDI trading price. Mr. Albrecht conveyed that this price range may undervalue Limeade and that Limeade had initiatives underway to drive improved financial performance.
On December 13, 2022, the Board held a regular meeting, at which the Board discussed the long-term plan for a potential strategy in the coming years but decided that Limeade needed to take certain actions to better position the business for whatever exit strategy Limeade chose to undertake. The Board also discussed a number of inbound interest calls regarding a potential acquisition or other business combination with Limeade and the Board’s strategy in the wake of that interest.
On January 23, 2023, a representative from Raymond James spoke with the Chief Operating Officer of Party B who indicated Party B was interested in considering Limeade as part of its potential expansion plans.
On January 24, 2023, a representative from Raymond James had a conversation with a representative from Party B, who informed the representative from Raymond James that Party B was evaluating a potential spinoff of one of its existing businesses and that Party B would be in touch about its interest in a potential acquisition of Limeade. Limeade management and Raymond James interpreted this to mean that Party B’s consideration of a potential acquisition of Limeade might be de-prioritized in favor of the potential spinoff that Party B was considering.

On January 30, 2023, Mr. Albrecht, a representative from Raymond James and representatives of Party C met in person and had a high-level discussion about industry trends and Limeade’s focus on operating performance improvements.
On January 31, 2023, the President and Chief Financial Officer of Party A reached out to Mr. Albrecht. He indicated to Mr. Albrecht that Party A was interested in exploring a transaction with Limeade and asked Mr. Albrecht for his views on Limeade’s valuation, saying he would send over a draft confidentiality agreement and wanted to schedule a more in-depth discussion as Party A was looking to create scale in the market. The President and Chief Financial Officer of Party A indicated a deal could be done for either cash or equity.
On February 2, 2023, Limeade and Party A entered into a mutual confidentiality agreement.
On February 6, 2023, Mr. Albrecht contacted Bob Brisco, the Chief Executive Officer of Internet Brands, WebMD’s parent company (“Internet Brands”), to make an introduction and schedule a call to discuss the industry generally.
On February 9, 2023, Mr. Albrecht and the President and Chief Financial Officer of Party A met in person to discuss the industry generally and both companies’ current situations.
On February 14, 2023, Mr. Albrecht and Mr. Brisco, along with Lynn Walsh, the Chief Development Officer and General Counsel of Internet Brands, and Peter Chun, Internet Brands’ Vice President of Corporate Development and Strategy, met to discuss the industry generally as well as consolidation in the industry and potential synergies between Limeade and WebMD. The Internet Brands management team present at the meeting indicated that they were open to further discussions and would be in touch with Raymond James.
Also on February 14, 2023, Mr. Albrecht spoke with the President and Chief Financial Officer of Party A. The President and Chief Financial Officer of Party A verbally conveyed Party A’s interest in a potential acquisition of Limeade at an implied enterprise valuation of USD$110 million, with consideration to include both cash and equity securities of Party A. Mr. Albrecht informed the President and Chief Financial Officer of Party A that he would convey this preliminary proposal to the Board at its next regularly scheduled Board meeting.
On February 17, 2023, a representative from Raymond James met with Ms. Walsh and Mr. Chun of Internet Brands to discuss potential synergies between Limeade and WebMD. The representative from Raymond James requested the parties reconnect after Limeade’s next Board meeting.
On February 23, 2023, the Board held a regular meeting at which members of management and a representative from Raymond James were present. The representative from Raymond James provided an update on recent discussions with various potential strategic partners and led a discussion about a potential strategic transaction (including potential counterparties, process and timetable), with a recommendation that Limeade focus on a certain subset of potential strategic partners and conduct an “enhanced engagement” discussion with these parties. It was noted during this discussion that although Limeade had made progress on its efforts to improve operational performance, there continued to be execution risks—especially in light of Limeade’s capital constraints and expectations of worsening liquidity in 2024. In light of this, the view of Limeade senior management and Raymond James was that it was an appropriate time to consider more active engagement with certain parties that had previously expressed interest in a potential transaction. During this discussion, it was noted that a number of companies in the well-being industry with profiles similar to Limeade’s had engaged in sale processes within the past several years. Despite the fact that these companies had typically been broadly shopped to a range of strategic and financial buyers, their sale processes ultimately concluded in a sale to or other combination with another well-being company due to the fact that the operational, financial and other synergies were more compelling in such transactions than they would have been with other types of buyers. Based on this history, the Board believed that a value-maximizing transaction was more likely with another company in the employee well-being market than with a purely financial buyer or even a strategic buyer operating in certain adjacent markets. Consequently, the Board authorized Limeade management and Raymond James to attempt to engage on an enhanced basis with Internet Brands/WebMD, Party A, Party B, and Party C. The Board directed Limeade management and Raymond James to facilitate initial due diligence with these enhanced engagement parties. The Board was also supportive of Mr. Albrecht reaching out to one other company, referred to as “Party E,” which, although not involved directly in employee well-being solution market like the other parties on the list, had certain business operations that suggested to Limeade management that Limeade may be viewed by that party as a potential strategic fit. Although Mr.

Albrecht contacted a representative of Party E following this meeting, that contact did not generate any follow up interest or other communication from Party E.
On March 2, 2023, Mr. Albrecht and a representative from Raymond James spoke with Ms. Walsh and Mr. Chun and conveyed the Board’s request that Internet Brands/WebMD enter into a mutual confidentiality agreement with Limeade, which would contain customary standstill provisions, to exchange non-public information in order for both parties to learn more about the other in connection with a potential strategic transaction. That same day, a representative from Raymond James sent Ms. Walsh and Mr. Chun a draft mutual confidentiality agreement.
On March 3, 2023, a mutual confidentiality agreement, containing customary standstill provisions, between Limeade and Internet Brands/WebMD was executed.
Also on March 3, 2023, Mr. Albrecht and a representative from Raymond James met with representatives of Party C where they explained the Board’s position and goals. Representatives of Party C stated they would be in touch.
On March 6, 2023, representatives of Party C spoke with a representative from Raymond James, stating Party C was interested in further discussions of a potential transaction. That same day, the representative from Raymond James sent to representatives of Party C a draft mutual confidentiality agreement. Also on that same day, representatives of Party C sent to the representative from Raymond James a revised draft of the mutual confidentiality agreement.
On March 7, 2023, a representative from Raymond James had a call with the Chief Operating Officer of Party B, who expressed interest in considering a potential acquisition of Limeade but stated Party B would not be inclined to sign a mutual confidentiality agreement that included customary standstill provisions. That same day, the representative from Raymond James sent the Chief Operating Officer of Party B a draft mutual confidentiality agreement for review. Also on March 7, 2023, Limeade entered into a new mutual confidentiality agreement with Party A, which replaced the mutual confidentiality agreement entered into with Party A on February 15, 2023 and included customary standstill provisions.
On March 8, 2023, a representative from Raymond James sent to representatives of Party C a further revised draft of a mutual confidentiality agreement. That same day, a representative of Party C sent to the representative from Raymond James a further revised draft of a mutual confidentiality agreement.
On March 10, 2023, Mr. Albrecht, other members of Limeade senior management, a representative from Raymond James and senior management of Party A had a call to discuss financial information, next steps, and potential revenue and cost synergies. Representatives from Limeade also provided a technology and product demonstration to Party A.
Also on March 10, 2023, Limeade entered into a mutual confidentiality agreement with Party C, which contained customary standstill provisions. A representative from Raymond James requested that Party C provide availability for a meeting with Limeade to discuss financials and potential synergies.
On March 13, 2023, Mr. Albrecht and Paul Crick, Limeade’s Vice President of Finance, spoke with representatives of Internet Brands/WebMD, including Mr. Chun and Blake DeSimone, Chief Financial Officer of WebMD, to discuss potential financial and operational synergies between Limeade and Internet Brands/WebMD and next steps.
On March 14, 2023, a representative from Raymond James recommended pausing further discussions with Party B until Party B agreed to sign a mutual confidentiality agreement that included customary standstill provisions or the Board decided to move forward with Party B in the absence of standstill provisions. The Board decided to pause further discussions with Party B until a suitable confidentiality agreement was executed.
On March 21, 2023, Mr. Albrecht, other senior members of Limeade management, representatives from Raymond James and representatives of Party C met to discuss potential financial and operational synergies between Limeade and Party C as well as to discuss Limeade’s products and strategy for certain of its lines of business.
Also on March 21, 2023, Mr. Albrecht and a representative from Raymond James spoke with representatives from WebMD to discuss potential synergies between Limeade and WebMD.
On March 23, 2023, Mr. Albrecht, other senior members of Limeade management and a representative from Raymond James had a meeting with representatives from Party A. During this meeting, the parties discussed go-to-market synergies between the parties and product demonstrations were conducted.

On March 27, 2023, Mr. Albrecht met with a representative from Party D, who conveyed Party D’s interest in discussing an acquisition of Limeade at a valuation range of USD$65 million to USD$70 million. However, following this discussion, Party D did not contact Limeade again and Mr. Albrecht did not attempt to continue discussions with Party D due to doubts he had, which were shared by Raymond James, about Party D’s understanding of Limeade’s market and its level of seriousness about a transaction.
On March 30, 2023, Ms. Walsh sent a letter to Mr. Albrecht and a representative from Raymond James, indicating Internet Brands/WebMD’s interest in pursuing a transaction pursuant to which WebMD would acquire 100% of the outstanding shares of Limeade common stock and indicating an offer range of AUD$0.38 to AUD$0.40 per share in cash for an implied enterprise valuation in the range of USD$67.9 million to USD$71.5 million. The letter also indicated Internet Brands/WebMD’s proposal would include a customary break-up fee, requirement of certain shareholders to enter into a voting agreement at the time of signing a definitive agreement, and an exclusivity period. Finally, the letter indicated additional due diligence information needed by Internet Brands/WebMD in order to move forward with a potential transaction. Later that day, Mr. Albrecht and a representative from Raymond James spoke with Ms. Walsh and Mr. DeSimone to discuss the indication of interest received from Internet Brands/WebMD in more detail.
Also on March 30, 2023, Mr. Albrecht had a call with the President and Chief Financial Officer of Party A. On that call, the President and Chief Financial Officer of Party A provided verbal feedback to Mr. Albrecht regarding a potential offer, which would include an implied enterprise valuation of USD$110 million with 50% of the consideration to be paid in cash and 50% in equity securities of Party A. The President and Chief Financial Officer of Party A also indicated it would need to conduct additional due diligence in order for Party A to move forward with a potential transaction.
On March 31, 2023, a representative from Raymond James spoke to representatives of Party C, who provided initial feedback on Party C’s thoughts regarding a potential transaction and outstanding diligence items necessary in order for Party C to be able to provide a valuation.
On April 3, 2023, the Board held a special meeting. During a part of the meeting at which a representative from Raymond James was in attendance, the representative from Raymond James provided the Board with feedback from the ongoing enhanced engagement process. Of the potential counterparties included in the enhanced engagement process, Limeade had received initial proposals from two parties as well as initial feedback from a third party that did not include a valuation. Mr. Albrecht and the representative from Raymond James led a discussion on an overview of the parties included in the enhanced engagement, potential synergies with each party, an overview of the proposals received thus far and the pros and cons of each proposal as well as initial reactions to conversations with the potential counterparties and the counterparties’ feedback. The Board asked questions and discussed the update in depth. The Board, members of Limeade management, and the representative from Raymond James expressed concern about certain aspects of one of the proposals due to the consideration including equity. The Board perceived there to be significant execution complexity with such a transaction given that Limeade’s public security holders were predominantly located in Australia. There was also discussion about recent engagement with other parties outside those included in the enhanced engagement and whether Limeade should expand its engagement with private equity firms. After a robust discussion, the Board decided to have management work with Limeade’s outside legal counsel to understand the timing of transaction milestones, continue to engage with certain parties, and conduct further analysis of the offers. The Board also established a committee, the Committee for Assembling and Considering Strategic Options (“CACSO”), consisting of certain independent members of the Board, to evaluate all strategic opportunities presented to Limeade and to undertake the additional roles and responsibilities described in the CACSO charter. Finally, the Board determined that limiting the outreach to those included in the enhanced engagement would best maximize shareholder value due to prior interactions with private equity firms and the fact that a transaction with a strategic buyer with operations in the same market as Limeade would provide for the most synergies. The Board also reviewed comparable transactions and determined this was the best approach.
On April 10, 2023, a representative from Party A sent to Mr. Albrecht a written indication of interest (the “Party A IOI”). The Party A IOI included an offer to acquire 100% of the outstanding shares of Limeade common stock for aggregate consideration of USD$70 million in cash and USD$20 million in equity securities of Party A. The Party A IOI included customary diligence requests and noted the proposed transaction would not require a financing contingency. It also contained an exclusivity provision for 45 days. Mr. Albrecht promptly sent the Party A IOI to the full Board for review and consideration. On April 17, 2023, Mr. Albrecht responded to the representative from Party A regarding the Party A IOI, informing him that he would be in touch soon regarding the Party A IOI.
On April 12, 2023, a representative from Raymond James spoke to the Vice President of Corporate Development at Party B, who inquired about a strategy exploration exercise under a mutual confidentiality agreement.
On April 13, 2023, Internet Brands/WebMD submitted a non-binding letter of intent (the “WebMD LOI”) to Mr. Albrecht and Ms. Bastoni as well as a representative from Raymond James. The terms of the WebMD LOI included a proposal for WebMD to acquire all of the outstanding shares of Limeade common stock for cash at an implied enterprise valuation of USD$82.5 million, which was an increase from Internet Brands/WebMD’s initial indication of interest dated March 30, 2023 for an implied enterprise valuation in the range of USD$67.9 million to USD$71.5 million. The WebMD LOI provided for continued customary due diligence and stated the transaction would be contingent on (among other things) entry by certain Limeade shareholders into a voting agreement. It also contained a provision regarding a termination fee in an amount of 4% of the purchase price and an exclusivity period through May 31, 2023.
Also on April 13, 2023, a representative from Raymond James and Mr. Crick provided Ms. Walsh and Mr. Chun an update on initial first quarter 2023 results and certain capitalization information.
On April 14, 2023, the CACSO held a meeting to discuss updates to the enhanced engagement process and the WebMD LOI. Mr. Albrecht and a representative from Raymond James provided an update on the status of discussions with various parties. The CACSO held an in-depth discussion about the offers received thus far, including the benefits of each offer, how each offer would affect Limeade employees and the likelihood of each offer to lead to a successful transaction. The CACSO discussed in detail certain terms of the WebMD LOI, including the exclusivity provision, the material adverse change clause and the break-up fee. The CACSO decided to provide the offers to external legal counsel for review, continue to engage with certain parties on their proposals and convene a full meeting of the Board to discuss the WebMD LOI.
Also on April 14, 2023, a representative of Party C spoke with a representative from Raymond James and requested an update from Limeade on a potential transaction between Limeade and Party C.
On April 16, 2023, the Board held a special meeting to discuss updates to the enhanced engagement process, including the receipt of the WebMD LOI. Mr. Albrecht and a representative from Raymond James provided further comments, including a summary of the discussion from the CACSO meeting on April 14, 2023, a detailed description of the proposals received from WebMD and Party A, including the pros and cons and key differences of each, and a summary of management’s views on the two offers. Management sought approval from the Board to respond to the WebMD LOI with a counteroffer. The Board had an in-depth discussion of the proposals, asking questions of Mr. Albrecht and the representative from Raymond James about the specifics of the proposals, as well as broad discussions of the strategy for engaging with the two parties. At that meeting, the Board delegated authority to Ms. Bastoni, the Chair of the Board, to approve the form of counteroffer to WebMD, taking into account the Board’s feedback. The Board also agreed and authorized management to continue to engage with all interested parties.
On April 17, 2023, Limeade sent Internet Brands/WebMD a revised draft of the WebMD LOI (the “Limeade Revised LOI”), which included a proposal to increase the purchase price from an implied enterprise valuation of USD$82.5 million to an implied enterprise valuation of USD$85 million, a termination fee in the amount of 3% of the purchase price instead of the proposed 4%, and an exclusivity period through May 15, 2023 instead of through May 31, 2023 as proposed.
On April 18, 2023, Internet Brands/WebMD sent proposed revisions to the Limeade Revised LOI (the “Revised WebMD LOI”) to a representative of Raymond James. The Revised WebMD LOI provided for WebMD’s acquisition of all of the outstanding shares of Limeade common stock for cash consideration at an implied enterprise valuation of USD$82.5 million. The Revised WebMD LOI also provided for a termination fee in the amount of 3.5% of the purchase price and an exclusivity period through May 31, 2023.
That same day, a representative of Party C contacted Ms. Bastoni requesting a call among representatives of Party C and Limeade.

On April 19, 2023, the CACSO held a meeting to discuss the Revised WebMD LOI. The CACSO discussed the Revised WebMD LOI in depth, including the desire to enter into a shorter exclusivity period, their confidence level in the offer included in the Revised WebMD LOI, and additional due diligence requests from WebMD. A representative from Raymond James also provided an update on the ongoing discussions with Party C, including a number of concerns that had arisen from those conversations such as Party C’s refusal to provide an implied enterprise valuation offer and that Party C did not attribute any strategic value to the Limeade Listening business. Given the issues in negotiating with Party C, the CASCO determined a transaction with Party C had a low probability of success and expressed concern that continued active engagement with Party C could jeopardize the firm offer received from Internet Brands/WebMD and the proposal previously made by Party A. That same day, the Board met to consider the offers from WebMD and Party A. The Board held an in-depth discussion regarding the two offers. The Board considered WebMD’s all-cash offer compared to Party A’s offer. Party A’s offer was modestly higher on a nominal basis, but the equity component of its offer introduced both valuation and execution complexities that would not be present in an all-cash deal and could result in a failed transaction more easily than an all-cash transaction. Based on these concerns, the Board determined that Internet Brands/WebMD’s cash offer, while lower on a nominal basis, would give Limeade shareholders greater certainty in the value of what they would receive in a sale transaction involving an equity component. The Board also considered the conversations management and Limeade’s advisors had with both Internet Brands/WebMD and Party A and determined Internet Brands/WebMD’s offer seemed more solid because of the seriousness of those conversations. The Board also considered that Party A’s offer had come down dramatically from its initial verbal indication, which gave the Board concerns that Party A’s view of Limeade’s value would continue to decline if discussions and due diligence continued. At the meeting on April 19, 2023, the Board authorized Limeade management to further negotiate the Revised WebMD LOI and authorized Limeade management to execute a letter of intent on behalf of Limeade with Internet Brands/WebMD upon the successful conclusion of that negotiation. Following this meeting, Limeade management worked to resolve the remaining issues on the Revised WebMD LOI.
On April 19, 2023, Limeade entered into a non-binding letter of intent with Internet Brands/WebMD (the “Executed WebMD LOI”). The Executed WebMD LOI provided for an all-cash transaction with an implied enterprise valuation of USD$82.5 million, with no financing condition. The Executed WebMD LOI also provided for continued customary due diligence and required Limeade to use its best efforts to secure entry into a voting agreement by certain Limeade shareholders. It also contained a one-month exclusivity period.
On April 20, 2023, an initial process call between Limeade and Internet Brands/WebMD was held, at which Mr. Albrecht, members of Limeade management, representatives from Raymond James and representatives from Internet Brands/WebMD were in attendance. That same day, Internet Brands/WebMD sent a due diligence request list to Limeade.
On April 21, 2023, an initial legal call was held, with representatives from Limeade, Internet Brands/WebMD and Perkins Coie in attendance. The parties discussed deal process and regulatory requirements.
On April 25, 2023, a second legal call was held, with representatives from Limeade, WebMD, and Perkins Coie in attendance, where the parties discussed deal process and regulatory requirements.
On April 28, 2023, Internet Brands/WebMD delivered an initial draft of the voting agreement to Perkins Coie and Limeade. Perkins Coie and Internet Brands/WebMD continued to exchange and negotiate drafts of the voting agreement until it was executed.
Throughout the week of May 1, 2023, representatives of Limeade, representatives of Raymond James, and representatives of Internet Brands/WebMD held a number of due diligence calls to discuss organization overview and mapping, key accounts, finance and tax, sales and marketing, Limeade’s Listening business, human resources matters, and customers and to conduct product demonstrations.
On May 6, 2023, Internet Brands/WebMD delivered an initial draft of the merger agreement to Limeade.
On May 8, 2023, Perkins Coie and Limeade met to discuss key aspects of the merger agreement. Throughout the week of May 8, 2023, representatives of Limeade, representatives of Raymond James, and representatives of Internet Brands/WebMD held additional due diligence calls covering marketing, partners, vendors, technology, security, products, cash forecast, tax, privacy and data governance, and other legal matters.

Also on May 8, 2023, the Chief Executive Officer of Party A contacted Mr. Albrecht requesting an update on whether Limeade had decided to pursue a transaction with another party.
On May 9, 2023, representatives of Internet Brands/WebMD, Limeade and Perkins Coie held a conference call to discuss the voting agreement and process for discussions regarding the voting agreement and merger agreement.
On May 11, 2023, Perkins Coie delivered a revised draft of the merger agreement to Internet Brands/WebMD.
On May 12, 2023, representatives of Internet Brands/WebMD, Limeade, Perkins Coie and Raymond James participated in a conference call to discuss the merger agreement, and, on May 15, 2023, a second conference call was held by representatives of Internet Brands/WebMD, Limeade and Perkins Coie regarding the merger agreement.
On May 15 and May 16, 2023, representatives from Limeade held in-person diligence meetings with Internet Brands/WebMD at Internet Brands’ headquarters in El Segundo, California. During these on-site meetings, Internet Brands WebMD indicated to Limeade that it would be submitting a revised bid with a lower implied enterprise valuation.
On May 16, 2023, Internet Brands/WebMD delivered a revised draft of the merger agreement to Perkins Coie and Limeade, and, on May 18 and May 19, 2023, representatives of Perkins Coie and Limeade met to discuss the draft.
On May 19, 2023, the exclusivity period under the Executed WebMD LOI expired.
On May 20, 2023, Perkins Coie delivered a revised draft of the merger agreement to Internet Brands/WebMD.
On May 22, 2023, Mr. Albrecht spoke with the Chief Executive Officer of Party C, who indicated Party C planned to submit a bid that Party C viewed as fair and reiterated Party C was focused on completing a transaction with Limeade.
On May 24, 2023, Internet Brands/WebMD submitted a revised bid to Limeade with an implied enterprise valuation of USD$66.5 million. The proposed purchase price reduction was based on concerns that Internet Brands/WebMD identified in due diligence, including its view that Limeade’s liquidity position was worse than anticipated, perceived customer-related risks, and higher than anticipated transaction, severance and other costs that would be incurred by Limeade in connection with the transaction, including the transaction bonuses described in the section of this proxy statement entitled “—Interests of Limeade’s Executive Officers and Directors in the Merger—Transaction Bonuses” that Limeade’s non-executive directors had proposed. Limeade rejected the USD$66.5 million offer, through its agent Raymond James, without countering.
On May 26, 2023, a representative from Raymond James had a call with Ms. Walsh and Mr. Chun of Internet Brands/WebMD to discuss the revised bid submitted by Internet Brands/WebMD on May 24, 2023. The representative from Raymond James conveyed the Board’s disappointment with the revised offer given Limeade’s progress on executing its strategy thus far in 2023 and the fact that there had been no change in the synergies or cost upsides initially identified by the parties. The representative from Raymond James further conveyed that the Board did not intend to make a counteroffer to Internet Brands/WebMD’s revised bid and instead requested Internet Brands/WebMD to revise its offer. The representative of Raymond James also answered questions from Ms. Walsh and Mr. Chun, and Ms. Walsh stated they would get back to Raymond James over the Memorial Day holiday weekend.
On May 29, 2023, Internet Brands/WebMD submitted a further revised bid to Limeade with an implied enterprise valuation of USD$73 million.
On May 30, 2023, after consideration of Internet Brands/WebMD’s May 29, 2023 revised bid among members of CACSO and the Board, a representative from Raymond James sent an email to Ms. Walsh and Mr. Chun of Internet Brands that provided updates to certain metrics and financial forecasts and included a counterproposal, based on the updated information provided, at an implied enterprise valuation of USD$79 million.
On June 1, 2023, Internet Brands/WebMD submitted a further revised bid to Limeade with an implied enterprise valuation of USD$75 million. On that same date, Internet Brands/WebMD delivered to Perkins Coie and Limeade a revised draft of the merger agreement.
On June 2, 2023, representatives of Internet Brands/WebMD, Limeade, Perkins Coie and Raymond James held a conference call to discuss open issues on the merger agreement and voting agreement drafts, including closing conditions, the amount of the termination fee as a percentage of transaction value, and the circumstances under which the voting agreement would terminate. After this call, a representative of Internet Brands/WebMD conveyed by email that Internet Brands/WebMD was willing to agree to reduce the termination fee from 3.5% of the transaction value to 3.25% of the transaction value and narrow certain closing conditions if other open points in the merger and voting agreements were resolved consistent with Internet Brands/WebMD’s positions reflected in its most recent drafts.
Also on June 2, 2023, Party C submitted a written letter of intent to representatives from Raymond James (the “Party C LOI”). Pursuant to the Party C LOI, Party C proposed that it would acquire all of the outstanding shares of Limeade common stock for between AUD$0.20 and AUD$0.30 in cash per share. The Party C LOI provided for customary due diligence and a 30-day exclusivity period.
On June 3, 2023, Perkins Coie delivered a revised draft of the merger agreement to Internet Brands/WebMD and later that day, representatives of Internet Brands/WebMD, Limeade and Perkins Coie met to discuss the merger agreement. Perkins Coie and Internet Brands/WebMD exchanged drafts of certain language in the merger agreement that weekend in an effort to resolve open issues in the merger agreement.
On June 5, 2023, Perkins Coie delivered a revised draft of the merger agreement to Internet Brands/WebMD, and on each of June 6 and June 7, 2023, the parties exchanged further drafts of the merger agreement as they continued their efforts to resolve remaining open issues in the merger agreement. By the end of the day on June 7, 2023, the parties had resolved all remaining key issues under the merger agreement.
On June 8, 2023, the Board held a special meeting with members of the Limeade management team and representatives of Raymond James and Perkins Coie in attendance. Limeade’s General Counsel provided the Board with an overview of key terms of the merger agreement, which had been made available to the Board prior to the meeting, together with a summary that had been prepared by Perkins Coie, and the Board asked certain questions about the terms of the transaction and the path to closing that Limeade management and Limeade’s legal and financial advisors responded to. Following that, at the request of the Limeade board of directors, Raymond James then reviewed and discussed its financial analyses. Thereafter, at the request of the Limeade board of directors, Raymond James verbally rendered its opinion to the Limeade board of directors (which was confirmed in writing by delivery of the written opinion of Raymond James addressed to the Limeade board of directors, dated June 8, 2023), as to the fairness, from a financial point of view, to the Company Shareholders of the merger consideration to be received by such shareholders in the merger pursuant to the merger agreement. Following all of these discussions, and after careful consideration, the Board unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, were fair to, advisable and in the best interests of Limeade and its shareholders, adopted the merger agreement, and authorized Limeade’s officers to execute and deliver the merger agreement. After the meeting, the parties exchanged signatures on the merger agreement and the voting agreement, and publicly announced the transaction.

Recommendation of the Board and Reasons for the Merger
The Board unanimously recommends that Limeade shareholders vote “FOR” the merger proposal
At a meeting of the Board held on June 8, 2023, the Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Limeade and Limeade shareholders (including holders of Limeade CDIs), (ii) adopted the merger agreement and approved the transactions contemplated thereby, including the merger, in accordance with the WBCA, and (iii) adopted a resolution recommending the merger agreement be approved by Limeade shareholders.
When you consider the Board’s recommendation, you should be aware that the executive officers and directors of Limeade may have interests in the merger that may be different from, or in addition to, the interests of Limeade shareholders generally. These interests are described in “The Merger—Interests of the Limeade Executive Officers and Directors in the Merger.”
In making its determination, the Board considered a variety of factors and consulted with the senior management of Limeade and Limeade’s outside legal and financial advisors. The discussion in this section is not intended to be an exhaustive list of the information and factors considered by the Board, although it does include material factors considered by the Board. In view of the wide variety of factors considered in connection with the merger, the Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific material factors it considered in reaching its decision. In addition, individual members of the Board may have given different weight to different factors. The Board considered this information and these factors based on the totality of the information and factors presented in deciding to recommend the approval of the merger agreement.
The Board considered the following positive factors relating to the merger agreement and the merger (in no particular order of weight or relative importance, but each of which the Board believes supported its decision):
•that the merger consideration was more favorable to Limeade shareholders than the potential value that would reasonably be expected to result from other strategic alternatives available to Limeade, including the continued operation of Limeade on a standalone basis and other potential actionable strategic transactions, in light of a number of factors, including:
◦the Board’s assessment of the Limeade business, its assets and prospects (including the risks and opportunities associated with those prospects), its competitive position and historical and projected financial performance, and the nature of the industry in which Limeade operates;
◦the strategic and financial alternatives reasonably available that were deemed unlikely to result in value to Limeade shareholders that would exceed, on a present-value basis, the merger consideration; and
◦the anticipated future trading prices of the Limeade CDIs on a standalone basis;
•current market and industry trends, including the consolidation in the industry, the company’s future prospects as an independent company and the challenges and risks that could affect the company’s future performance, including:
◦the need to access capital on acceptable terms;
◦alternative financing sources available to Limeade; and
◦uncertainty with respect to access to debt and equity capital markets;
•that the proposed merger consideration is all cash, represents a substantial premium to the trading prices of the Limeade CDIs prior to public announcement of the transaction (325% of the closing price of the Limeade CDIs on June 8, 2023, the last trading day prior to announcement of the transaction), will not fluctuate as a result of changes in the market price of Limeade CDIs, and therefore provides Limeade shareholders immediate liquidity and certainty in the value of their shares;
•the final terms of the merger agreement, including:
◦the right of the Board, subject to the terms and conditions of the merger agreement, to change its recommendation that Limeade shareholders approve the merger agreement in connection with an intervening event or superior proposal, or to cause Limeade to terminate the merger agreement and to enter into a superior proposal (subject to payment of the termination fee), as more fully described in the section entitled “The Merger Agreement—Other Covenants and Agreements” and “—Termination” and “—Termination Fee”;
◦the conditions to closing, as described in the section entitled “The Merger Agreement—Conditions to the Merger,” including conditions relating to the accuracy of Limeade’s representations and warranties as of the closing date, which mitigate the risk that the transaction will not close; and
◦the right of Limeade to seek to specifically enforce WebMD’s obligations under the merger agreement in certain instances, as more fully described in the section entitled “The Merger Agreement—Specific Performance”;
•Limeade shareholders will have dissenters rights under the WBCA, as more fully described in the section entitled, “—Dissenters’ Rights”;

•the belief that the parties with the most likely strategic interest and financial capability to engage in a business combination with Limeade had been contacted regarding a potential transaction as part of the process leading up to the Board’s adoption of the Merger Agreement;
•the belief that, in light of other negotiations conducted with interested parties as detailed in the section entitled “—Background of the Merger,” WebMD was the party likely to offer the highest and most certain value for Limeade and Limeade shareholders, with the highest likelihood of successful consummation relative to other potential transactions; and
•the opinion of Raymond James delivered to the Limeade Board that, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken in connection with the preparation of its opinion, the merger consideration to be received by Limeade shareholders is fair, from a financial point of view, to such holders, as more fully described in the section entitled “—Opinion of Raymond James & Associates, Inc.”
The Board also considered the following potentially negative factors relating to the merger agreement and the merger (in no particular order of weight or relative importance):
•the risk that, notwithstanding the likelihood of the merger being completed, the merger might not be completed, and the effect that the pendency of the merger and such failure to be completed may have on the trading price of Limeade CDIs and Limeade’s operating results, including customer relations;
•under the terms of the merger agreement, Limeade cannot solicit other acquisition proposals, and Limeade must pay WebMD a termination fee in connection with the merger if the merger agreement is terminated under certain circumstances as more fully described in the sections entitled, “The Merger Agreement— Other Covenants and Agreements” and “—Termination,” which may deter other parties from proposing an alternative transaction that may be more advantageous to Limeade shareholders;
•the risk that one or more of the conditions to the parties’ obligations to complete the merger will not be satisfied or waived;
•the risk of diverting management focus and resources from operational matters to completing the merger as well as causing significant distractions for Limeade employees while working to complete the merger, which may result in harm to Limeade’s business if the merger does not close;
•if the merger does not close, the company’s employees will have expended extensive time and effort to attempt to complete the merger and will have experienced significant distractions from their work during the pendency of the merger, and Limeade will have incurred significant out-of-pocket costs, which could impact Limeade’s operating result and liquidity;
•although the Board believed the operating restrictions contained in the merger agreement would not significantly interfere with the company’s ability to operate in the ordinary course of business during the period from the signing of the merger agreement to the anticipated closing, such restrictions may prevent Limeade from taking advantage of some business opportunities, result in employee attrition, customer dissatisfaction or attrition or harm to vendor and partner relationships, any or all of which could adversely affect the Company’s business prospects and operating results if the merger does not close; and
•certain of the Limeade directors and executive officers have certain interests in the merger that differ from the interests of Limeade shareholders generally, as more fully described under the section entitled, “—Interests of the Limeade Executive Officers and Directors in the Merger.”
This explanation of the reasoning and all other information presented in this section is forward-looking in nature and, therefore should be read in light of the factors discussed in the section entitled, “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of Limeade’s Financial Advisor
At the June 8, 2023 meeting of the Limeade board of directors, representatives of Raymond James rendered its oral opinion, which was confirmed by delivery of a written opinion to the Board, dated June 8, 2023, as to the fairness, as of such date, from a financial point of view, to the Company Shareholders, of the merger consideration to be received by such holders in the merger pursuant to the merger agreement, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken in connection with the preparation of its opinion.
The full text of the written opinion of Raymond James, which sets forth, among other things, the various procedures followed, assumptions made, matters considered, qualifications and limitations on the scope of the review undertaken is attached as Annex C to this proxy statement. The summary of the opinion of Raymond James set forth in this proxy statement is qualified in its entirety by reference to the full text of such written opinion. Company Shareholders are urged to read the Raymond James opinion in its entirety. Raymond James provided its opinion for the information and assistance of the Board (solely in its capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether the merger consideration to be received by the Company Shareholders in the merger pursuant to the merger agreement is fair, from a financial point of view, to such holders. The opinion of Raymond James did not address any other term or aspect of the merger agreement or the merger contemplated thereby. The Raymond James opinion does not constitute a recommendation to the Board or to any Company Shareholder as to how the Board, such Company Shareholder or any other person should vote or otherwise act with respect to the merger or any other matter.
The Board requested that Raymond James provide a U.S.-style fairness opinion. Accordingly, the opinion of Raymond James was obtained in accordance with U.S. practice, and is not an Australian-standard “Independent Expert’s Report” to Company Shareholders on whether the merger is fair and reasonable to Company Shareholders. The Board obtained the opinion of Raymond James in its discretion and the opinion of Raymond James has been prepared and issued on this basis. There is no requirement that an Australian “Independent Expert Report” be obtained by Limeade in relation to the merger and the opinion of Raymond James has not been prepared to satisfy the requirements of the ASX Listing Rules, the Australian Corporations Act 2001 (Cth) or guidance published by the Australian Securities and Investments Commission.
In connection with its review of the proposed merger and the preparation of its opinion, Raymond James, among other things:
•reviewed the financial terms and conditions as stated in the draft of the merger agreement dated as of June 7, 2023;
•reviewed certain information related to the historical condition and prospects of Limeade, as made available to Raymond James by or on behalf of Limeade, including, but not limited to, financial projections prepared by the management of Limeade (the “Projections”);
•reviewed Limeade’s (a) audited financial statements for years ended December 31, 2022 and 2021, and (b) unaudited financial statements for the three month period ended March 31, 2023;
•reviewed Limeade’s recent public filings and certain other publicly available information regarding Limeade;
•reviewed the financial and operating performance of Limeade and those of other selected public companies that Raymond James deemed to be relevant to its opinion;
•considered certain publicly available financial terms of certain transactions Raymond James deemed to be relevant to its opinion;
•reviewed the current and historical market prices and trading volume for the Limeade CDIs, and the current market prices of the publicly traded securities of certain other companies that Raymond James deemed to be relevant to its opinion;

•conducted such other financial studies, analyses and inquiries and considered such other information and factors as Raymond James deemed appropriate;
•received a certificate addressed to Raymond James from a member of senior management of Limeade regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of Limeade; and
•discussed with members of the senior management of Limeade certain information relating to the aforementioned and any other matters which Raymond James deemed relevant to its opinion including, but not limited to, the past and current business operations of Limeade and the financial condition and future prospects and operations of Limeade.
With the consent of the Board, Raymond James assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of Limeade, or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to, nor did Raymond James, independently verify any of such information. Furthermore, Raymond James did not undertake any independent analysis of any potential or actual litigation, regulatory action, restructuring or bankruptcy proceedings, possible unasserted claims or other contingent liabilities, to which Limeade is a party or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Limeade is a party or may be subject. With the consent of the Board, the opinion of Raymond James makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, claims or investigations or possible assertions. Raymond James did not make or obtain an independent appraisal of the assets or liabilities (contingent or otherwise) of Limeade. With respect to the Projections and any other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with the consent of the Board, assumed that the Projections and such other information and data were reasonably prepared in good faith on bases reflecting the best then-currently available estimates and judgments of management of Limeade and Raymond James relied upon Limeade to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James expressed no opinion with respect to the Projections or the assumptions on which they were based. Raymond James assumed that the final form of the merger agreement would be substantially similar to the draft of the merger agreement reviewed by Raymond James, and that the merger would be consummated in accordance with the terms of the merger agreement without waiver or amendment of any conditions thereto. Furthermore, Raymond James assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement were true and correct and that each such party would perform all of the covenants and agreements required to be performed by it under the merger agreement without being waived. Raymond James also relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory and other consents and approvals necessary for the consummation of the merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the merger or Limeade that would be material to its analysis or opinion.
Raymond James opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to Raymond James as of June 6, 2023 and any material change in such circumstances and conditions would require a reevaluation of its opinion, which Raymond James is under no obligation to undertake. Raymond James has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Limeade since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to its analyses or its opinion, and that there is no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect.
Raymond James expressed no opinion as to the underlying business decision to effect the merger, the structure or tax consequences of the merger or the availability or advisability of any alternatives to the merger. Raymond James provided advice to the Board with respect to the proposed merger. Raymond James did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the merger. The Raymond James opinion is limited to the fairness, from a financial point of view, of the merger consideration to be received by the Company Shareholders.

Raymond James expressed no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board to approve or consummate the merger. Furthermore, no opinion, counsel or interpretation was intended by Raymond James on matters that require legal, accounting or tax advice. Raymond James assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Raymond James relied, with the consent of the Board, on the fact that Limeade was assisted by legal, accounting and tax advisors and Raymond James, with the consent of the Board, relied upon and assumed the accuracy and completeness of the assessments by Limeade and its advisors as to all legal, accounting and tax matters with respect to Limeade and the merger.
In formulating its opinion, Raymond James considered only what it understand to be the consideration to be received by the Company Shareholders pursuant to the merger agreement, and Raymond James did not consider, and Raymond James expressed no opinion on, the fairness of the amount or nature of any compensation to be paid or payable to any of Limeade’s officers, directors or employees, or class of such persons, whether relative to the compensation received by the Company Shareholders or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (1) the fairness of the merger to the holders of any class of securities, creditors or other constituencies of Limeade, or to any other party, except and only to the extent expressly set forth in the last sentence of its opinion or (2) the fairness of the merger to any one class or group of Limeade’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of Limeade’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the merger amongst or within such classes or groups of security holders or other constituencies). Raymond James expressed no opinion as to the impact of the merger on the solvency or viability of Limeade or the ability of Limeade to pay its obligations when they come due.
Material Financial Analyses
The following summarizes the material financial analyses reviewed by Raymond James with the Board during its meeting on June 8, 2023. The analyses relied upon the closing price of the common stock of the selected companies listed below as of June 6, 2023. Unless otherwise indicated, for each of the following analyses performed by Raymond James, financial and market data and earnings estimates for the selected companies were based on the companies’ filings with the SEC and certain publicly available research analyst estimates for those companies. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Raymond James, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Raymond James. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Raymond James. No company or transaction used in the analyses described below is identical or directly comparable to Limeade or the contemplated merger.
Selected Companies Analysis. Raymond James analyzed the relative valuation multiples of four publicly-traded companies that operate in the well-being and benefits administration space that it deemed relevant and for which future financial estimates were publicly available, including:
•Accolade, Inc.
•Alight, Inc.
•Ontrak, Inc.
•Sharecare, Inc.
Raymond James calculated various financial multiples for each company, including enterprise value (market value plus debt, plus preferred stock, plus minority interests, less cash and equivalents) compared to both (i) revenue, and (ii) adjusted earnings before interest, taxes, depreciation and amortization, or Adjusted EBITDA, for the most recent calendar year ended December 31, 2022, referred to as “CY2022A,” as well as to Wall Street research analysts’ estimates for revenue and Adjusted EBITDA for the selected companies for the calendar year ending December 31, 2023, referred to as CY2023E. The estimates published by Wall Street research analysts were not prepared in connection with the merger or at the request of Raymond James and may or may not prove to be accurate. Raymond James reviewed the mean, median, minimum and maximum relative valuation multiples of the selected public companies and compared them to corresponding valuation multiples for Limeade implied by the merger consideration. The results of the selected public companies analysis are summarized below:

	Enterprise Value / Revenue		Enterprise Value / Adj. EBITDA
	CY2022A	CY2023E	CY2023E
Mean	1.9x	1.8x	15.6x
Median	1.9x	1.9x	15.6x
Minimum	1.1x	1.1x	10.9x
Maximum	2.7x	2.4x	20.4x
Merger Consideration	1.3x	1.3x	21.4x
Furthermore, Raymond James applied the minimum and maximum relative valuation multiples for the enterprise value to revenue metric to Limeade’s actual and projected financial results and determined the implied price per share of Limeade common stock and then compared those implied prices per share to the merger consideration of AUD$0.425 per share. The results of this analysis are summarized below:

	Implied Per-Share Value Enterprise Value / Revenue
(AUD$)	CY2022A	CY2023E
Minimum	$0.36	$0.37
Maximum	$0.87	$0.82
Merger Consideration	$0.425	$0.425

Selected Transaction Analysis. Raymond James analyzed publicly available information relating to selected acquisitions of companies that operate in the well-being and benefits administration space and prepared a summary of the relative valuation multiples paid in these transactions. The selected transactions (and related closing dates) used in the analysis included:
•Acquisition of Benefitfocus, Inc., by Voya Financial, Inc. (01/24/2023)
•Acquisition of LifeWorks, Inc., by TELUS Corporation (09/01/2022)
•Acquisition of Tivity Health, Inc., by Stone Point Capital, LLC (06/28/2022)
•Acquisition of Wellbeats, Inc., by LifeSpeak, Inc. (03/01/2022)
•Acquisition of Castlight Health, Inc., by Vera Whole Health, Inc. (02/17/2022)
•Acquisition of West Health Advocate Solutions, Inc., by Teleperformance SE (06/22/2021)
•Acquisition of WebMD Health Corp. by MH SUB I, LLC (Kohlberg Kravis Roberts & Co. L.P., parent company of Internet Brands Inc.) (09/14/2017)
Raymond James examined valuation multiples of transaction enterprise value compared to the target companies’ (i) revenue for the calendar year prior to the closing of the transaction, referred to as “CY-1,” and for the calendar year of the closing of the transaction, referred to as “CY”; and (ii) adjusted EBITDA for the calendar year of the closing of the transaction, where such information was publicly available. Raymond James reviewed the mean, median, minimum and maximum relative valuation multiples of the selected transactions and compared them to corresponding valuation multiples for Limeade implied by the merger consideration. The results of the selected transactions analysis are summarized below:

Enterprise Value / Revenue		Enterprise Value / Adj. EBITDA
CY-1	CY	CY

Mean	3.3x	3.3x	12.6x
Median	3.4x	3.0x	11.8x
Minimum	2.2x	2.3x	11.2x
Maximum	4.6x	4.9x	14.6x
Merger Consideration	1.3x	1.3x	21.4x
Furthermore, Raymond James applied minimum and maximum relative valuation multiples for the enterprise value to revenue metric to Limeade’s actual financial results for the calendar year ended December 31, 2022, referred to as “CY-1” in the table below, and Limeade’s Projections for the calendar year ending December 31, 2023, referred to as “CY” in the table below, and determined the implied price per share and then compared those implied prices per share to the merger consideration of AUD$0.425 per share. The results of this analysis are summarized below:

	Implied Per-Share Value Enterprise Value / Revenue
(AUD$)	CY-1	CY
Minimum	$0.71	$0.77
Maximum	$1.47	$1.67
Merger Consideration	$0.425	$0.425
Discounted Cash Flow Analysis. Raymond James performed a discounted cash flow analysis based on the Projections. Raymond James analyzed the discounted present value of Limeade’s projected unlevered free cash flows for the calendar years ending December 31, 2023 through 2026 on a standalone basis. Raymond James calculated the terminal value using both an exit multiple methodology and a perpetual growth methodology. Raymond James used unleveraged free cash flows, defined as adjusted EBITDA less taxes, less the change in net working capital, less capital expenditures.
The discounted cash flow analysis was based on the Projections. Consistent with the periods included in the Projections, Raymond James used calendar year 2026 as the final year for the analysis and applied multiples, ranging from 12.0x to 14.0x, to calendar year 2026 EBITDA, and perpetual growth rates, selected in Raymond James’ professional judgment and experience, ranging from 2.0% to 4.0%, to Limeade’s projected unlevered free cash flow to calculate terminal values in order to derive a range of terminal price per share values for Limeade in 2023.
The projected unleveraged free cash flows and terminal values were discounted using rates ranging from 20.5% to 22.5%, which reflected the weighted average after-tax cost of debt and equity capital associated with executing Limeade’s business plan. The resulting range of present enterprise values was adjusted by Limeade’s current capitalization and divided by the number of diluted shares outstanding in order to arrive at a range of present values of price per Limeade share. Raymond James reviewed the range of per share prices derived in the discounted cash flow analysis and compared them to the price per share for Limeade implied by the merger consideration. The results of the discounted cash flow analysis are summarized below:

	Implied Per-Share Value (AUD$)
	Exit Multiple Method	Perpetual Growth Method
Minimum	$0.34	$0.14
Maximum	$0.41	$0.17
Merger Consideration	$0.425	$0.425
Trading Analysis. Solely for informational purposes, Raymond James analyzed historical closing prices of the Limeade CDIs and compared them to the value of the proposed merger consideration as of June 6, 2023. This analysis was provided for the reference of the Board as information that the Board considers relevant to the potential reaction of the Company Shareholders to the merger. This analysis did not constitute a part of Raymond James’ fairness analysis. The results of this analysis are summarized below:

	Price Per Share (AUD$)	Implied Premium
Merger consideration value	$0.425	—
Limeade closing share price as of June 6, 2023	0.10	333.7%
Limeade closing share price as of June 5, 2023	0.11	286.4%
Limeade closing share price as of May 30, 2023 (rounded)	0.12	269.6%
Limeade closing share price as of May 5, 2023 (rounded)	0.21	107.3%
52-week VWAP Limeade share price	0.21	99.8%
52-week high Limeade share price	0.32	32.8%
Additional Considerations. The preparation of an opinion regarding fairness is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all its analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis and factor, so the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Raymond James as to the actual value of Limeade.
In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of Limeade. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by its analyses. Such analyses were provided to the Board (solely in its capacity as such) and were prepared solely as part of the analysis of Raymond James of the fairness, from a financial point of view, to the Company Shareholders of the merger consideration to be received by such holders in connection with the proposed merger pursuant to the merger agreement. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The opinion of Raymond James was one of many factors taken into account by the Board in making its determination to approve the merger. Neither Raymond James’ opinion nor the analyses described above should be viewed as determinative of the Board’s or Limeade management’s views with respect to Limeade or the merger. Raymond James provided advice to Limeade with respect to the proposed transaction. Raymond James did not, however, recommend any specific amount of consideration to the Board or that any specific consideration constituted the only appropriate consideration for the merger. Limeade placed no limits on the scope of the analysis performed, or opinion expressed, by Raymond James.
During the two years preceding the date of Raymond James’ written opinion, Raymond James has not been engaged by, performed services for or received any compensation from Limeade (other than any amounts that were paid to Raymond James under the engagement letter between Raymond James and Limeade, pursuant to which Raymond James was retained as a financial advisor to Limeade to assist in reviewing strategic alternatives). In addition, during two years preceding the date of Raymond James’ written opinion, Raymond James has not been engaged by, performed services for or received any compensation from WebMD.
Raymond James was engaged to render financial advisory services to Limeade in connection with the proposed merger. Pursuant to Raymond James’ engagement letter with Limeade, Limeade agreed to pay Raymond James a fee of $2,250,000, of which $500,000 was due and payable upon delivery of Raymond James’ opinion and $1,750,00 is payable contingent upon the closing of the merger. Limeade also agreed to reimburse Raymond James for its expenses incurred in connection with its services, including the fees and expenses of its counsel, and will indemnify Raymond James against certain liabilities arising out of its engagement.
Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Raymond James may trade in the securities of Limeade for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Raymond James may provide investment banking, financial advisory and other financial services to Limeade and/or WebMD or other participants in the merger in the future, for which Raymond James may receive compensation.
Interests of the Limeade Executive Officers and Directors in the Merger
When considering the recommendation of the Board that you vote to approve the merger proposal, you should be aware that, aside from their interests as Limeade shareholders, Limeade’s directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Limeade shareholders generally. These interests are described in more detail below.
Limeade’s current executive officers are:
•Henry Albrecht, Chief Executive Officer and director
•David Smith, President and Chief Operating Officer
•Elizabeth Carver, Chief People Officer
•Patricia Fletcher, Chief Marketing Officer
•Sarah Visbeek, General Counsel and Corporate Secretary
•Paul Crick, Vice President of Finance
Limeade’s current non-employee directors are:
•Elizabeth Bastoni
•Deven Billimoria
•Steven Hamerslag
•Mia Mends
•Lisa Nelson
Treatment of Director and Executive Officer Common Stock
For additional information regarding beneficial ownership of Limeade common stock by each of Limeade’s non-employee directors and named executive officers and beneficial ownership of Limeade common stock by all non-employee directors and executive officers as a group, please see the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.” Each of Limeade’s non-employee directors and executive officers will be entitled to receive, for each share of Limeade common stock he or she holds as of immediately prior to the effective time, the same merger consideration in cash in the same manner as other holders of Limeade common stock.
Treatment of Director and Executive Officer Equity Awards
Limeade’s non-employee directors do not hold RSUs or Options. Limeade’s executive officers, however, including Chief Executive Officer and director Henry Albrecht, hold RSUs and Options and will be afforded the same treatment with respect to such RSUs and Options as all other employees of Limeade holding equity-based awards immediately prior to the effective time, except as described below and in the section of this proxy statement entitled “The Merger—Treatment of Limeade Equity Awards.”
All vested Options and vested RSUs held by Limeade’s executive officers will be cancelled for U.S. dollar merger consideration in connection with the merger. Unvested Options and unvested RSUs will generally be cancelled for no consideration, except for the unvested Options and unvested RSUs held by Limeade’s executive officers and certain other members of Limeade’s executive leadership team which are afforded certain double trigger acceleration benefits under each such individual’s employment agreement. These Accelerable Options and Accelerable RSUs will continue to be subject to the same terms and conditions concerning forfeiture and double trigger acceleration after the effective time as applied to such Accelerable Options and Accelerable RSUs prior to the effective time.

Options and RSUs will be treated in accordance with the terms of the merger agreement. The merger agreement provides for the following:

•Options. Each outstanding and unexercised Option that is vested as of the effective time will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to (i) the total number of shares of Limeade common stock subject to such vested Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such vested Option, less any withholding taxes required to be withheld by applicable law. Each Option with an exercise price per share greater than or equal to the U.S. dollar merger consideration and each Option that is not vested as of the effective time, other than the Accelerable Options, will be cancelled automatically at the effective time for no consideration. Each Accelerable Option will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the total number of shares of Limeade common stock subject to such Accelerable Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such Accelerable Option, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable Option prior to the effective time.
•Restricted Stock Units. Each outstanding RSU that is vested and outstanding immediately prior to the effective time (but not yet settled) or that vests solely as a result of the consummation of the merger will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration. Each outstanding RSU that is unvested and outstanding immediately prior to the effective time, other than the Accelerable RSUs, will be cancelled automatically at the effective time for no consideration. Each Accelerable RSU will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable RSU prior to the effective time.
Directors’ and Officer’s Indemnification and Insurance
Pursuant to the terms of the merger agreement, Limeade’s directors and executive officers will be entitled to certain ongoing indemnification, expense advancement and insurance arrangements. See the section entitled “The Merger Agreement—Indemnification of Directors and Officers; Insurance” beginning on page 73 for a description of such ongoing arrangements.
Transaction Bonuses
In connection with its adoption of the merger agreement, the Board approved transaction bonuses for the following executive officers in the following amounts: David Smith: $425,000; Elizabeth Carver: $125,000; Paul Crick: $125,000; and Sarah Visbeek: $150,000 (each, a “Transaction Bonus,” and each such officer, a “Participating Officer”).
Payment of each Transaction Bonus is conditioned on the consummation of the merger and the Participating Officer’s continued employment through the closing date with (i) 50% of the Transaction Bonus amount payable upon consummation of the merger and (ii) the remaining 50% of the Transaction Bonus amount payable four months after the closing date. If a Participating Officer is terminated for “cause” or resigns (or resigns without “good reason” in the case of a Participating Officer who has a double-trigger change-in-control benefit in such Participating Officer’s employment agreement) (x) before the closing date, the full amount is forfeited or (y) after the closing date but prior to the date that is four months after the closing date, the second payment is forfeited.
Change in Control Severance Payments and Other Termination Benefits
Severance Entitlements

Each executive officer is a party to an employment agreement that provides for severance benefits if terminated within 3 months prior to or within 12 months following a “change in control” (as defined in the employment agreements). The merger constitutes a “change in control” for purposes of the employment agreements.
Upon a termination by Limeade without “cause” or by the executive officer for “good reason” within 12 months (or, in the case of Mr. Albrecht, within 18 months) following a “change in control,” the executive officers are entitled to the following:
•an amount equal to a certain number of months of base salary, as follows: 6 months for Ms. Visbeek and Mr. Crick, 12 months for Ms. Carver, Ms. Fletcher and Mr. Smith, and 18 months for Mr. Albrecht, payable in installments over such periods in accordance with Limeade’s standard payroll cycle in effect on the date of termination
•Limeade payment or reimbursement of COBRA premiums during a certain number of months, as follows: 6 months for Ms. Visbeek and Mr. Crick,12 months for Ms. Carver, Ms. Fletcher and Mr. Smith, and 18 months for Mr. Albrecht (or until the executive becomes eligible for coverage under any other group health plan, if earlier);
•full acceleration of outstanding time-based equity compensation awards; and
•full payment of any granted performance-based awards awarded to the executive officer.
In each case, severance payments and benefits are subject to the executive officer’s execution and non-revocation of a general release of claims in favor of Limeade, and the executive officer’s continued compliance with his or her employment agreement.
•“cause” generally means one or more of the following events: (i) the executive officer’s failure to substantially perform their duties under their executive employment agreement for reasons other than death or “disability” (as defined in the executive employment agreements), which failure, if curable, is not cured within 30 days following written notice of such failure from Limeade; (ii) the executive officer’s willful failure or refusal comply with reasonable written policies, standards, and regulations established by Limeade from time to time, including but not limited to Limeade’s anti-harassment and anti-discrimination policies which failure, if curable, is not cured during the 30 day period following written notice of such failure from Limeade; (iii) the commission by the executive officer of (x) an act of dishonesty or constituting common law fraud, embezzlement, or a felony, or (y) any tortious act, unlawful act, or malfeasance which causes or reasonably could cause (for example, if it were to become publicly known) material harm to Limeade’s standing, condition, or reputation; or (iv) any material breach by the executive officer of the provisions of their executive employment agreement. The existence or non-existence of “cause” will be determined by the Chief Executive Officer or, in the case of Mr. Albrecht, the Board.
•“good reason” generally means, without the executive officer’s written consent (and subject to certain customary notice and cure periods), (i) a material reduction in the executive officer’s base salary (except where there is a general reduction applicable to the management team generally); or (ii) a material reduction in the executive officer’s primary responsibilities or authority, or scope of duties, unless (x) there is no demotion in the executive officer’s title or position or reduction of the scope of their duties within Limeade or (y) the executive officer is given a position of materially similar or greater overall scope and responsibility within the acquiring company, taking into appropriate consideration that a nominally lower hierarchical role in a larger company may involve similar or greater scope and responsibility than a nominally higher role in the hierarchy of a smaller company or (z) a material change in the geographic location at which the executive officer must perform services (other than a relocation of the executive officer to a facility or a location of 30 miles or less from the executive officer’s then current work location).
Equity Acceleration Benefits
Each executive officer is entitled to certain “double trigger” acceleration benefits upon a qualifying termination. See “Treatment of Director and Executive Officer Equity Awards” above for additional details.

Financing of the Merger
The obligation of WebMD and Merger Sub to consummate the merger is not subject to any financing condition. WebMD plans to pay the merger consideration and any other amounts required to be paid in connection with the consummation of the transactions contemplated by the merger agreement with available cash on hand. It is anticipated that the total amount of funds necessary to complete the merger and the related transactions, and to pay the fees and expenses required to be paid at the closing of the merger by WebMD and Merger Sub under the merger agreement, will be approximately $86 million in cash.
Material U.S. Federal Income Tax Consequences of the Merger
The exchange of Limeade common stock (including shares underlying Limeade CDIs) for cash in the merger generally will be a taxable transaction to U.S. holders for U.S. federal income tax purposes and may also be taxable under state, local, or other tax laws. In general, a U.S. holder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 86) whose shares of Limeade common stock (or Limeade CDIs) are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares (or Limeade CDIs) and the U.S. holder’s adjusted tax basis in such shares.
You should read the section entitled “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 86 and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.
Certain Australian Income Tax Considerations in Respect of the Merger
Holders of Limeade common stock and/or Limeade CDIs who are Australian Holders should be aware that the disposal of the Limeade common stock and/or Limeade CDIs in relation to the merger may have tax consequences in Australia, including, without limitation, the possibility that the disposal of Limeade common stock and/or Limeade CDIs pursuant to the merger is a taxable transaction for Australian income tax purposes. See the section entitled “Certain Australian Income Tax Considerations in Respect of the Merger” beginning on page 89.
Holders of Limeade common stock and/or Limeade CDIs who are Australian Holders or otherwise potentially within the scope of Australian tax should consult their own professional tax advisors to determine the particular Australian tax consequences to them (including Australian income tax, goods and services tax and stamp duty) of the merger in their particular circumstances.
Delisting and Deregistration of Limeade Common Stock
As promptly as practicable following the completion of the merger, the Limeade CDIs currently listed on the ASX will cease to be listed on the ASX and Limeade common stock will be deregistered under the Exchange Act.
Dissenters’ Rights
General
Under Chapter 23B.13 of the WBCA, instead of receiving the merger consideration they would otherwise be entitled to pursuant to the merger agreement, record and beneficial holders of Limeade’s common stock (including holders of Limeade CDIs) are entitled to dissent from the merger and to obtain payment of the fair value of the shares they beneficially own in cash together with accrued interest from the effective time if the merger is consummated. The following summarizes the material rights of Limeade shareholders under Chapter 23B.13. The summary below is qualified in its entirety by reference to Chapter 23B.13, and such statute, and not this summary, governs the exercise of dissenters’ rights.
Pursuant to Chapter 23B.13.200 of the WBCA, when a proposed merger is to be submitted to a vote at a meeting of shareholders, as in the case of the special meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under Chapter 23B.13 and must be accompanied by a copy of Chapter 23B.13. The notice of the special meeting included with this proxy statement constitutes notice to the shareholders of Limeade (including holders of Limeade CDIs) of their dissenters’ rights, and a copy of Chapter 23B.13 is attached as Annex D to this proxy statement.

If you are contemplating the possibility of exercising your dissenters’ rights in connection with the merger, you should carefully review the text of Chapter 23B.13 attached as Annex D to this proxy statement. If you do not fully and precisely satisfy the procedural requirements of Chapter 23B.13, you will forfeit your dissenters’ rights. If any record or beneficial owner of shares of Limeade common stock (including a holder of Limeade CDIs) who asserts dissenters’ rights under the WBCA withdraws or forfeits (through failure to perfect or otherwise) the right to obtain payment for such holder’s shares under Chapter 23B.13, then such shareholder’s shares will be converted, or will be treated as if they had been converted, into the right to receive the merger consideration, without interest and subject to any applicable withholding of taxes. Limeade will not provide you with any notice regarding your dissenters’ rights other than as described in this proxy statement and the notice of the special meeting included with this proxy statement.
Requirements for Exercising Dissenters’ Rights
If you wish to assert your dissenters’ rights, you must:
•deliver to Limeade, before the vote is taken at the special meeting regarding the merger agreement, written notice of your intent to demand payment for your shares of Limeade common stock (including shares underlying Limeade CDIs that you own) if the merger is effected, which notice must be separate from your proxy or CDI Voting Instruction Form. A vote against the merger proposal alone will not constitute written notice of your intent to assert your dissenters’ rights;
•not vote your shares in favor of the merger proposal; and
•follow the statutory procedures for perfecting dissenters’ rights under Chapter 23B.13, which are described below under the heading “—Dissenters’ Rights Procedures.”
A holder of Limeade CDIs may assert dissenters’ rights either by causing CDN to do so on the holder’s behalf or by asserting such holder’s dissenters’ rights directly by complying with the requirements described below.
A record shareholder (such as CDN, in the case of shares underlying Limeade CDIs) may assert dissenters’ rights as to fewer than all of the shares registered in such shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person (such as a holder of CDIs) and delivers to Limeade a notice of the name and address of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a partially dissenting record shareholder are determined as if the shares as to which the record shareholder dissents and the dissenter’s other shares were registered in the names of different shareholders.
Beneficial owners of Limeade common stock (including holders of Limeade CDIs) who desire to directly assert dissenters’ rights as to shares they beneficially own (rather than by causing the record holder of their shares to do so on their behalf) may do so only if (a) the beneficial owner delivers to Limeade the executed written consent of the record holder (e.g., CDN, in the case of Limeade CDIs) to the dissent not later than the time the beneficial owner asserts dissenters’ rights; and (b) asserts dissenters’ rights with respect to all shares of which such person is the beneficial owner or over which such person has power to direct the vote.
If you fail to comply with these requirements, and if the merger agreement is approved by Limeade’s shareholders and the merger is completed, the shares of Limeade common stock you own or that underlie Limeade CDIs you own will be converted into the right to receive the merger consideration, without interest and subject to any applicable withholding of taxes. You will have forfeited your dissenters’ rights with respect to the shares of Limeade common stock you own or that underlie Limeade CDIs you own.
Written notice of your intent to assert dissenters’ rights must be delivered to Limeade at:
Limeade, Inc.
10885 NE 4th Street, Suite #400
Bellevue, Washington 98004
Attn: Corporate Secretary
(888) 830-9830
legal@limeade.com
This written notice must be delivered before the vote to approve the merger proposal is taken at the special meeting. Your written notice to demand payment should specify your name and mailing address, the number of shares of

Limeade common stock you own (of record or beneficially, such as through ownership of Limeade CDIs), and that you intend to demand payment of the “fair value” of the shares of Limeade common stock you own or that underlie Limeade CDIs you own if the merger agreement is approved.
Vote
You must not vote (or cause the shares underlying your Limeade CDIs to be voted) in favor of, or consent in writing to, the approval of the merger proposal. A vote in favor of the approval of the merger proposal, by proxy or by CDI Voting Instruction Form, will constitute a waiver of your dissenters’ rights and will nullify any previously filed written notices of your intent to assert dissenters’ rights. A proxy or CDI Voting Instruction form that does not contain voting instructions will, unless revoked, be voted in favor of the merger proposal. Therefore, a shareholder of record who votes by proxy or a holder of Limeade CDIs who votes by CDI Voting Instruction Form and who wishes to exercise dissenters’ rights must vote (or cause the shares underlying such holder’s Limeade CDIs) against the merger agreement or abstain from voting on the merger agreement.
Termination of Dissenters’ Rights
Your right to obtain payment under Chapter 23B.13 of the fair value of shares of Limeade common stock you own or that underlie Limeade CDIs you own will terminate if:
•the merger is abandoned or rescinded;
•a court having jurisdiction permanently enjoins or sets aside the merger; or
•your demand for payment is withdrawn with Limeade’s written consent.
Dissenters’ Rights Procedures
If the merger proposal is approved by Limeade shareholders and the merger is consummated, within 10 days after the effective date of the merger, Limeade will send written notice regarding the proper procedures for dissenting to all persons who have given written notice under Chapter 23B.13 to the address above and have not voted in favor of the merger proposal. The notice will:
•state where the demand for payment and certificates representing certificated shares of Limeade common stock must be sent and when certificates for certificated shares must be deposited;
•inform holders of uncertificated shares as to what extent transfer of the shares will be restricted after the payment demand is received;
•include a form for demanding payment that includes the date of the first announcement to the news media or to shareholders of the terms of the merger (which was June 8, 2023 PT) and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of Limeade common stock before that date;
•indicate the date by which Limeade must receive a payment demand, which date will not be fewer than 30 nor more than 60 days after the date the written notice is delivered to shareholders; and
•include a copy of Chapter 23B.13.
If you wish to assert dissenters’ rights, no later than the date set forth in the notice described above you must demand payment, certify whether you acquired beneficial ownership of your shares or Limeade CDIs before June 8, 2023, and deposit your Limeade share certificates (or deliver your book entry shares) in accordance with the terms of the notice. Failure to do so by the date set forth in the notice will cause you to forfeit the right under Chapter 23B.13 to obtain payment of the fair value for the shares of Limeade common stock that you own or that underlie Limeade CDIs that you own.
If the merger is not consummated within 60 days after the date set for demanding payment and depositing share certificates, then Limeade will be required to return all deposited certificates and release any transfer restrictions imposed on uncertificated shares. If, after returning the deposited certificates and releasing transfer restrictions, the parties to the merger agreement wish to consummate the merger, Limeade must send a new dissenters’ rights notice and repeat the payment demand procedure.

Within 30 days after the later of the effective date of the merger or the date the payment demand is received, Limeade shall pay each person who complied with the payment demand and related requirements of Section 23B.13.230 of the WBCA (a “dissenting shareholder”), other than dissenting shareholders who acquired their shares of Limeade common stock after June 8, 2023, if Limeade elects to withhold payment as described below, the amount that Limeade estimates to be the fair value of the dissenting shareholder’s shares, plus accrued interest. For purposes of Chapter 23B.13, “fair value” with respect to a dissenting shareholder’s shares, means the value of the shares immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. “Interest” means interest from the effective date of the corporate action to which the dissenting shareholder objects until the date of payment, at the average rate currently paid by Limeade on its principal bank loans or, if none, at a rate that is fair and equitable under the circumstances. The payment will be accompanied by:
•financial data relating to Limeade, including a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
•an explanation of how Limeade estimated the fair value of the shares;
•an explanation of how Limeade calculated the interest;
•a statement of the dissenter’s right to demand supplemental payment if such shareholder believes that the amount paid is less than the fair value of the shares or under certain other circumstances enumerated in Chapter 23B.13.280 and described below; and
•a copy of Chapter 23B.13.
For dissenting shareholders who were not the beneficial owners of their shares of Limeade common stock before June 8, 2023, Limeade may elect to withhold payment under Chapter 23B.13. To the extent that Limeade so elects, after consummating the merger, Limeade shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenting shareholder who agrees to accept it in full satisfaction of the dissenting shareholder’s demand. Limeade will send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment of the dissenting shareholder’s own estimate of the dissenting shareholder’s shares and the amount of interest due if such dissenting shareholder believes that the amount offered is less than the fair value of the shares or under certain other circumstances enumerated in Chapter 23B.13.280 and described below.
If a dissenting shareholder believes that the amount paid or offered by Limeade is less than the fair value of the dissenting shareholder’s shares or believes that the interest due is incorrectly calculated, or if Limeade fails to make payment for the dissenting shareholder’s shares within 60 days after the date set for demanding payment or the merger is not consummated and Limeade does not return the deposited share certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment, the dissenting shareholder may, within 30 days of the payment or offer for payment, deliver notice to Limeade in writing informing it of the dissenting shareholder’s own estimate of the fair value of the dissenting shareholder’s shares and the amount of interest due, and demand payment of this estimate, less any amount Limeade has already paid under Chapter 23B.13, or, for dissenting shareholders who were not the beneficial owners of their shares before June 8, 2023, reject Limeade’s offer and demand payment of the dissenting shareholder’s estimate of the fair value of the dissenting shareholder’s shares and interest due. If any dissenting shareholder’s demand for payment of such dissenting shareholder’s own estimate of the fair value of the shares is not settled within 60 days after receipt by Limeade of such dissenting shareholder’s demand for payment, Chapter 23B.13 requires that Limeade commence a proceeding in King County Superior Court and petition the court to determine the fair value of the shares and accrued interest, naming all the dissenting shareholders whose demands remain unsettled as parties to the proceeding. If Limeade does not commence the proceeding within the 60-day period, it will pay each dissenting shareholder whose demand remains unsettled the amount demanded.
The jurisdiction of the court in which the proceeding is commenced will be plenary and exclusive. The court may appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the powers described in the order appointing them, or in any amendment to it. The dissenting shareholders are entitled to the same discovery rights as parties in other civil proceedings. The fair value of the shares as determined by the court may be less than, equal to or greater than the value of the merger consideration to be issued to non-dissenting shareholders of Limeade under the terms of the merger agreement if the merger is consummated. Shareholders should be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration payable in a merger are not opinions as to fair value under Chapter 23B.13. Each dissenting shareholder made a party to the proceeding is entitled to a judgment (a) for the amount, if any, by which the court finds the fair value of the dissenting shareholder’s shares, plus interest, exceeds the amount paid by Limeade, or (b) for the fair value, plus accrued interest, of the dissenting shareholder’s after-acquired shares for which Limeade elected to withhold payment pursuant to Chapter 23B.13.
The court will also determine the costs and expenses of the court proceeding and assess them against Limeade, except that the court may assess the costs against all or some of the dissenting shareholders made a party to the proceeding, in amounts the court finds equitable, to the extent the court finds such dissenting shareholders acted arbitrarily, vexatiously, or not in good faith in demanding payment under Chapter 23B.13. If the court finds that Limeade did not substantially comply with the requirements of Sections 23B.13.200 through 23B.13.280 of the WBCA, the court may also assess against Limeade any fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable. The court may also assess those fees and expenses against any party if the court finds that the party has acted arbitrarily, vexatiously, or not in good faith with respect to dissenters’ rights. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should not be assessed against Limeade, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the dissenting shareholders who were benefited.

THE MERGER AGREEMENT
The following discussion sets forth the principal terms of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the merger agreement. You are encouraged to read the merger agreement carefully in its entirety, as well as this proxy statement and any documents incorporated by reference herein, before making any decisions regarding the merger.
Explanatory Note Regarding the Merger Agreement
The merger agreement and this summary of its terms have been included to provide you with information regarding the terms of the merger agreement. Factual disclosures about Limeade contained in this proxy statement or in Limeade’s public reports filed with the SEC may supplement, update, or modify the factual disclosures about Limeade contained in the merger agreement and described in this summary. The representations, warranties and covenants made in the merger agreement by Limeade, WebMD and Merger Sub were qualified and subject to important limitations agreed to by Limeade, WebMD and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, and were not intended by the parties to the merger agreement to be a characterization of the actual state of facts or condition of Limeade, WebMD or Merger Sub, except as expressly stated in the merger agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC, and in some cases were qualified by disclosures that were made by each party to the other, which disclosures are not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement or in the public filings made by Limeade with the SEC.
Additional information about Limeade may be found elsewhere in this proxy statement and in Limeade’s other public filings. See “Where You Can Find More Information” beginning on page 93.
When the Merger Becomes Effective
The closing of the merger will take place remotely by exchange of documents and signatures (or their electronic counterparts) on the 2nd business day after the satisfaction or (to the extent permitted by law) waiver of the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or (to the extent permitted by law) waiver of such conditions), unless another time or place is agreed to in writing by Limeade and WebMD.
Concurrently with the closing of the merger, Limeade will cause to be filed appropriate, executed articles of merger with respect to the merger with the Secretary of State of the State of Washington in accordance with Chapter 23B.11.050 of the WBCA, and by making all other filings and recordings, and delivering and tendering, or causing to be delivered or tendered, as applicable, any taxes and fees, required under the WBCA to effect the merger. The merger shall become effective at the time when the articles of merger have been properly and duly filed with and accepted by the Secretary of State of the State of Washington, or at such later time as is agreed by WebMD and Limeade in writing and specified in such articles of merger in accordance with the WBCA.
Structure of the Merger; Articles of Incorporation; Bylaws; Directors and Officers
Upon the terms and subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions of the merger agreement, at the effective time, Merger Sub will merge with and into Limeade and the separate existence of Merger Sub will cease, with Limeade continuing as the surviving corporation and a wholly owned subsidiary of WebMD. At the effective time, the articles of incorporation of Limeade as in effect immediately prior to the effective time, will be amended and restated in their entirety to read as set forth in Exhibit C to the merger agreement, and, as so amended and restated, will be the articles of incorporation of the surviving corporation until thereafter amended or restated. At the effective time, and without any further action on the part of Limeade and Merger Sub, the bylaws of Merger Sub in effect immediately prior to the effective time will be the bylaws of the surviving corporation (except that references therein to the name of Merger Sub will be replaced by references to the name of the surviving corporation), until thereafter amended or restated. From and after the effective time, the directors of Merger Sub at the effective time will be the initial directors of, and the officers of Limeade at the effective time will be the initial officers of, the surviving corporation and, in each case, will hold office until their respective successors are duly appointed, or until their earlier death, resignation or removal, in accordance with the surviving corporation’s articles of incorporation and bylaws.
Effect of the Merger on Limeade Common Stock
At the effective time, each share of Limeade common stock issued and outstanding immediately prior to the effective time (other than Excluded Shares and Dissenting Shares), including Depositary Shares, will be converted into the right to receive the merger consideration. From and after the effective time, such Limeade common stock will no longer be outstanding and will automatically be cancelled, and will cease to exist, and each holder of certificates or book-entry shares, which immediately prior to the effective time represented such Limeade common stock, will cease to have any rights with respect thereto, except the right to receive, upon surrender of such certificates or book-entry shares, the merger consideration.
At the effective time, any shares of Limeade common stock that are Excluded Shares will automatically be cancelled and retired and will cease to exist, and no consideration or payment will be delivered in exchange for such shares.
The merger consideration will be adjusted appropriately to reflect the effect of any reclassification, recapitalization, stock split (including reverse stock split), or combination, exchange, readjustment of shares or any similar event or any stock dividend or stock distribution with a record date occurring on or after June 8, 2023 and prior to the effective time.
Treatment of Limeade Equity Awards
Options. Each outstanding and unexercised Option that is vested as of the effective time will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to (i) the total number of shares of Limeade common stock subject to such vested Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such vested Option, less any withholding taxes required to be withheld by applicable law. Each Option with an exercise price per share greater than or equal to the U.S. dollar merger consideration and each Option that is not vested as of the effective time, other than the Accelerable Options, will be cancelled automatically at the effective time for no consideration. Each Accelerable Option will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the total number of shares of Limeade common stock subject to such Accelerable Option multiplied by (ii) the excess, if any, of the U.S. dollar merger consideration over the exercise price per share under such Accelerable Option, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable Option prior to the effective time.
Restricted Stock Units. Each outstanding RSU that is vested and outstanding immediately prior to the effective time (but not yet settled) or that vests solely as a result of the consummation of the merger will be automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration. Each outstanding RSU that is unvested and outstanding immediately prior to the effective time, other than the Accelerable RSUs, will be cancelled automatically at the effective time for no consideration. Each Accelerable RSU will be automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the U.S. dollar merger consideration, less any withholding taxes required to be withheld by applicable law, subject to the same terms and conditions concerning forfeiture and double trigger acceleration as applied to the Accelerable RSU prior to the effective time.
Payment for Limeade Common Stock

Prior to or at the effective time, WebMD will deposit, or cause to be deposited, with a paying agent designated by WebMD that is reasonably acceptable to Limeade, cash in an amount sufficient to pay the aggregate merger consideration.
Promptly after the effective time (and in any event within two business days after the effective time), WebMD will cause the paying agent to mail to each holder of record of Limeade common stock (excluding Depositary Shares) (i) transmittal materials, including a letter of transmittal, which will specify that delivery of certificates will be effected, and risk of loss and title to the certificates will pass only upon proper delivery of the certificates (or effective affidavits of loss in lieu thereof) to the paying agent and will be in a form and have such other customary provisions as reasonably acceptable to WebMD and Limeade, and (ii) instructions for effecting the surrender of the certificates (or effective affidavits of loss in lieu thereof) or book-entry shares in exchange for cash in an amount equal to the per share merger consideration multiplied by the number of shares of Limeade common stock previously represented by such certificates or book-entry shares.
Upon (i) proper surrender of a certificate (or an effective affidavit of loss in lieu thereof) for cancellation to the paying agent, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the paying agent or (ii) in the case of book-entry shares, receipt of an “agent’s message” by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request), the holder of such certificate or book-entry shares will be entitled to receive in exchange therefor as promptly as reasonably practicable cash in an amount equal to the per share merger consideration multiplied by the number of shares of Limeade common stock previously represented by such certificate, subject to any applicable withholding tax and without interest, and the certificate (or effective affidavit of loss in lieu thereof) so surrendered will be cancelled. No interest will be paid or accrued for the benefit of holders of the certificates or book-entry shares on the cash payable upon the surrender or delivery thereof.
Representations and Warranties
The merger agreement contains representations and warranties made by Limeade to WebMD and Merger Sub and by WebMD and Merger Sub to Limeade. Certain of the representations and warranties in the merger agreement are subject to materiality or material adverse effect qualifications (that is, they will not be deemed to be inaccurate or incorrect unless their failure to be true or correct is material or would result in a material adverse effect on the party making such representation or warranty). In addition, certain of the representations and warranties in the merger agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate, or incorrect as a result of matters of which certain knowledge persons of the party making the representation did not have actual knowledge after reasonable inquiry. Furthermore, each of the representations and warranties is subject to the qualifications set forth on the disclosure letter delivered to WebMD and Merger Sub by Limeade, in the case of representations and warranties made by Limeade, and the disclosure letter delivered to Limeade by WebMD and Merger Sub, in the case of representations and warranties made by WebMD and Merger Sub.
In the merger agreement, Limeade has made representations and warranties to WebMD and Merger Sub, regarding:
•organization, valid existence and qualification to do business of Limeade and its subsidiaries;
•corporate authority and power with respect to the execution, delivery and performance of the merger agreement;
•the absence of violations of, or conflicts with, Limeade’s or its subsidiaries’ organizational documents, applicable law, and certain contracts as a result of the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;
•the filings with governmental entities needed in connection with the execution, delivery, and performance of the merger agreement or the consummation of the merger and the other transactions contemplated by the merger agreement;
•capitalization and subsidiaries;

•the compliance with accounting principles generally accepted in the U.S. (“GAAP”) and SEC accounting rules and regulations with respect to financial statements included in or incorporated by reference in its SEC filings;
•the absence of certain undisclosed liabilities;
•the absence of certain off-balance sheet arrangements;
•the proper filing of reports with the SEC, the accuracy of the information contained in those reports, compliance with the requirements of certain laws and the design of its internal disclosure controls and procedures;
•the proper filing of reports with the ASX, the accuracy of the information contained in those reports, compliance with the requirements of certain laws and the design of its internal disclosure controls and procedures;
•conduct of business in the ordinary course from March 31, 2023 through June 8, 2023;
•the absence of any event that would be reasonably expected to have a material adverse effect on Limeade from March 31, 2023;
•the absence of any event that would constitute a breach of certain covenants in the merger agreement;
•real property;
•personal property;
•intellectual property;
•software and information technology systems;
•certain material contracts;
•tax matters;
•absence of certain litigation and governmental orders;
•employee benefits matters, including matters related to employee benefit plans;
•compliance with certain laws and regulations and Limeade’s licenses;
•environmental matters;
•compliance with certain applicable healthcare and healthcare privacy and data security laws and regulations;
•compliance with certain anti-corruption and trade laws and regulations;
•insurance;
•material customers;
•related party transactions;
•brokers and finders;
•books and records;
•information supplied by Limeade in connection with this proxy statement issued in connection with the special meeting;
•opinion of financial advisor;
•inapplicability to the merger of state takeover statutes and anti-takeover provisions in Limeade’s organizational documents; and
•the absence of other representations and warranties.

In the merger agreement, WebMD and Merger Sub have made representations and warranties to Limeade regarding:
•organization and good standing;
•corporate authority and power with respect to the execution, delivery and performance of the merger agreement;
•the absence of violations of, or conflicts with, WebMD’s or Merger Sub’s organizational documents, applicable law and certain contracts as a result of the execution, delivery and performance of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement;
•the filings with governmental entities needed in connection with the execution, delivery and performance of the merger agreement or the consummation of the merger and the other transactions contemplated by the merger agreement;
•information supplied by WebMD or Merger Sub in connection with the Limeade proxy statement issued in connection with the special meeting;
•absence of certain litigation;
•availability of funds;
•solvency of WebMD, Merger Sub, subsidiaries of WebMD, Limeade, and Limeade’s subsidiaries;
•absence of Merger Sub’s prior activities;
•brokers and finders;
•arrangements with Limeade management or shareholders;
•WebMD’s ownership of Limeade common stock; and
•the absence of other representations and warranties.
For purposes of the merger agreement, a “material adverse effect” on Limeade means any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets, liabilities, condition (financial or otherwise) and results of operations of Limeade and its subsidiaries, taken as a whole, or (b) the ability of Limeade and its subsidiaries to consummate the merger; provided, that solely with respect to clause (b), a “material adverse effect” on Limeade shall not be deemed to include events, circumstances, developments, changes, occurrences or effects arising from or related to, shareholder litigation arising from or relating to the merger agreement, the merger, or any of the other transactions contemplated by the merger agreement, including any action alleging or asserting any misrepresentation or omission in any documents (including exhibits and all other information incorporated therein) filed with or furnished to the SEC (provided that no order, injunction or other binding decree entered by a court in such a shareholder litigation enjoins or otherwise bars the merger from being consummated on or before the End Date), and solely with respect to clause (a), none of the following, and no event, circumstance, development, change, occurrence or effect arising out of or resulting from the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a “material adverse effect” on Limeade has occurred or would reasonably be expected to occur:
•the negotiation, execution, announcement or performance of the merger agreement or the pendency or consummation of the merger or the other transactions contemplated by the merger agreement (including the impact of any announcement on relationships with customers, vendors or employees of Limeade or any of its subsidiaries), subject to certain exceptions;
•the identity of WebMD or any of its affiliates as the acquiror of Limeade, or any communication by WebMD or any of its affiliates regarding plans, proposals or projections with respect to Limeade or its subsidiaries;
•general business, economic or political conditions, or the capital, credit, banking, debt, financial or currency markets, in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on any securities exchange or other market;
•general conditions in any industry in which Limeade and its subsidiaries operate, or changes therein;
•any changes in GAAP or other accounting standards (or the official interpretation thereof);
•any changes in applicable law (or official interpretation thereof), including the adoption, implementation, repeal or modification of any law (or the official interpretation thereof) by any governmental entity, or any panel or advisory body empowered or appointed thereby;
•the taking of any action, or refraining from taking any action, by Limeade or its subsidiaries, in each case at the written direction or written consent of WebMD or Merger Sub or as required by or in accordance with the merger agreement, or the taking of any action, or failure to take any action, by WebMD, Merger Sub or any of their affiliates;
•any outbreak, continuation or escalation of acts of terrorism, cyberterrorism, hostilities, sabotage or war, hurricanes, volcanoes, tornados, floods, earthquakes, tsunamis, mudslides, weather-related events, epidemics, pandemics (including COVID-19), plagues, public health events, fires or natural or man-made disaster or act of God; or
•any failure, in and of itself, by Limeade to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets, guidance or forecasts of revenue, earnings, cash flow or any other financial measures (which include, for the avoidance of doubt, annualized recurring revenue and bookings) (whether made by Limeade or any third parties), any change, in and of itself, in Limeade’s credit ratings, or in the price or trading volume of shares of Limeade common stock (it being understood that the underlying causes of such failures or changes in this clause may be taken into account in determining whether a “material adverse effect” on Limeade has occurred or would reasonably be expected to occur, unless (and to the extent) such underlying cause would otherwise be excepted by the definition of “material adverse effect” on Limeade);
provided that in the case of the third, fourth, fifth, sixth and eighth exception listed above, such effect may be taken into account in determining whether or not there has been a material adverse effect on Limeade to the extent such effect has a disproportionate adverse effect on Limeade and its subsidiaries, taken as a whole, as compared to other participants in the industry in which Limeade and its subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been or would reasonably be expected to be a material adverse effect on Limeade.
Conduct of Business Pending the Merger
The merger agreement provides that, subject to certain exceptions in the disclosure letter delivered by Limeade in connection with the merger agreement, and except as may be expressly required by the merger agreement, required by applicable laws (including by any governmental entity), or consented to in writing by WebMD (which consent may not be unreasonably withheld, conditioned or delayed), during the period from June 8, 2023 to the effective time (or the date, if any, on which the merger agreement is terminated by its terms), (i) Limeade must conduct its business in the ordinary course in all material respects, and, to the extent consistent therewith, use its reasonable best efforts to preserve substantially intact its and its subsidiaries’ business organization, and to preserve its and its subsidiaries’ present relationships with material customers, suppliers, distributors, licensors, licensees, and other persons having business relationships with it that are material to Limeade, and (ii) Limeade will not and will cause each of its subsidiaries not to, without the prior written consent of WebMD (which consent shall not be unreasonably withheld, conditioned, or delayed) and except as otherwise expressly permitted or contemplated by the merger agreement, or as required by applicable law:
•amend the articles of incorporation or bylaws or other applicable governing instruments of Limeade or its subsidiaries;
•(i) adjust, split, combine, or reclassify any securities of Limeade or any of its subsidiaries, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any securities of Limeade or any of its subsidiaries other than any repurchase or withholding of shares in connection with the settlement or exercise of equity awards of Limeade with respect to the payment of taxes related thereto, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any contract with respect to the voting of, any shares of its capital stock;
•take any action related to a material restructuring, recapitalization, or other reorganization of Limeade or any of its subsidiaries;
•issue, sell, pledge, dispose of, or encumber any securities of Limeade or any of its subsidiaries, other than the issuance of shares of Limeade common stock upon the settlement or exercise of any equity awards of Limeade outstanding as of June 8, 2023 in accordance with its terms in effect as of June 8, 2023;
•other than as required by law, or as required pursuant to the terms of any Limeade benefit plan in effect on June 8, 2023, (i) increase the annual level of base compensation, wages, bonuses, incentive compensation, pension, severance or termination pay or any other compensation or benefits, payable or to become payable to any current or former director, officer, employee or individual independent contractor of Limeade or any of its subsidiaries, (ii) increase the coverage or benefits available under any Limeade benefit plan or any other benefit or compensation plan, policy, program, contract, agreement or arrangement that would be a Limeade benefit plan if in effect as of June 8, 2023, (iii) (A) hire any individual to be employed by Limeade or any of its subsidiaries or (B) terminate the employment of any employee of Limeade or any of its subsidiaries with a title of director or above or with an annual targeted base salary of $150,000 or more other than for “cause” or in connection with any actions reasonably necessary for Limeade or any of its subsidiaries to remain in compliance with any of their respective obligations under Limeade’s credit agreement, (iv) loan or advance any money or other property to any present or former director, officer or employee of Limeade or any of its subsidiaries or make any change in its existing borrowing or lending arrangements for or on behalf of any of such persons other than pursuant to employment arrangements existing on June 8, 2023 in the ordinary course, (v) establish, adopt, amend in any material respect or terminate any Limeade benefit plan (or any other benefit or compensation plan, policy, program, contract, agreement or any arrangement that would be a Limeade benefit plan if in effect on June 8, 2023), (vi) take any action to accelerate the vesting or funding or payment of any compensation (including severance, restricted shares, restricted stock units or stock options) or benefit to any current or former director, executive officer, employee or independent contractor of Limeade or any of its subsidiaries or (vii) pay to any current or former director, executive officer, employee or independent contractor of Limeade or any of its subsidiaries any compensation or benefit other than in accordance with any Limeade benefit plan as in effect on June 8, 2023;
•enter into any collective bargaining agreement or any other contract with any labor organization, works council, trade union, labor association, or other employee representative, except as required by applicable law;
•implement or announce any employee layoffs, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would reasonably be expected to trigger notice requirements under the Worker Adjustment and Retraining Notification Act of 1988;
•agree to any covenant limiting in any material respect the ability of Limeade or any of its subsidiaries to compete or engage in any line of business or to compete with any person in any geographic area;
•acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or make any loans, advances, or capital contributions to or investments in any person, in each case, except for (A) purchases of inventory and other assets in the ordinary course (including any purchases pursuant to existing contracts), or (B) investments in any wholly-owned subsidiaries of Limeade;
•transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, mortgage, or otherwise subject to any lien (other than a permitted lien), any assets, including the capital stock or other equity interests in any subsidiary of Limeade; provided, that the foregoing shall not prohibit Limeade and its subsidiaries from transferring, selling, leasing, or disposing of (x) obsolete equipment or assets (including information technology systems or software) being replaced, or granting non-exclusive licenses or other rights under intellectual property of Limeade, in each case in the ordinary course, (y) any assets, properties or rights pursuant to contracts or commitments existing as of June 8, 2023 and (z) any assets, properties or rights in an amount not in excess of $50,000;
•(i) repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another person except under certain circumstances, (ii) issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of Limeade or any of its subsidiaries, (iii) guarantee any debt securities of another person, (iv) enter into any “keep well” or other contract to maintain any financial statement condition of any other person (other than a subsidiary of Limeade) or enter into any arrangement having the economic effect of any of the foregoing;
•incur or commit to any capital expenditures that in the aggregate exceeds, in any fiscal quarter, $100,000;
•(i) accelerate or delay in any respect collection of any account receivable in advance of or beyond its due date or payment of any account payable in advance of or beyond its due date, except, in the case of any delay in payment of any account payable beyond its due date that does not, and would not reasonably be expected to, result in payment of material penalties or fees by Limeade or any subsidiary of Limeade or result in a dispute that could materially impact the commercial relationship with the applicable vendor or (ii) with respect to any individual account payable, in the event that the aggregate amount to be paid with respect to such account payable by Limeade or any of its subsidiaries exceeds, or would exceed as a result of an expected payment, $100,000, pay such individual account payable; provided, however, that in no event shall Limeade be deemed to be in breach or violation of clause (i) above due to any failure or delay by WebMD in granting consent with respect to clause (ii), which consent WebMD may grant or withhold in its sole discretion;
•(i) amend, modify or grant a waiver or release under, in each case, if such amendment, modification, waiver or release, would be reasonably expected to be materially adverse to Limeade or any of its subsidiaries, or consent to the termination of (other than at its applicable expiry date), any contract material to Limeade or any of its subsidiaries or any lease with respect to material leased real property, or (ii) enter into any contract or lease that, if in effect as of June 8, 2023, would constitute a contract material to Limeade or lease with respect to leased real property under the merger agreement other than in the ordinary course; provided that “ordinary course” for this provision shall not include the entry into any new contract or amendment of any existing contract with any vendor, supplier or other third party that would create an obligation for Limeade or a subsidiary of Limeade to make annual payments in excess of $150,000;
•institute, settle, or compromise any proceeding involving the payment of monetary damages by Limeade or any of its subsidiaries of any amount exceeding $50,000 in the aggregate, other than (i) any proceeding brought against WebMD or Merger Sub arising out of a breach or alleged breach of the merger agreement by WebMD or Merger Sub, and (ii) the settlement of claims, liabilities, or obligations reserved against on the financial statements or covered in full by existing insurance policies; provided, that neither Limeade nor any of its subsidiaries shall settle or agree to settle any proceeding which settlement involves a conduct remedy or injunctive relief or that restricts in any material respect Limeade’s business (other than, for the avoidance of doubt, customary confidentiality obligations);
•make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable law;
•(i) make, change or revoke any material tax election, (ii) amend any material tax return, except in the ordinary course, (iii) adopt or change any material method of tax accounting or change any material tax accounting period, (iv) settle, compromise or abandon any material proceeding with respect to the taxes of Limeade and each of its subsidiaries, (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. tax law) with respect to a material amount of taxes, (vi) surrender any right to claim a material refund of taxes, (vii) consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment, (viii) fail to pay any material amount of tax as it becomes due other than any tax that Limeade or any of its subsidiaries is contesting in good faith for which appropriate reserves have been established in accordance with GAAP, or (ix) make any entity classification election for U.S. federal income tax purposes with respect to Limeade and each of its subsidiaries;

•except in connection with actions permitted under the merger agreement, take any action to exempt any person from, or make any acquisition of securities of Limeade by any person not subject to, any state takeover statute or similar statute or regulation that applies to Limeade with respect to an Acquisition Proposal or otherwise, except for WebMD, Merger Sub, or any of their respective subsidiaries or affiliates, or the transactions contemplated by the merger agreement;
•(i) sell, assign, transfer, convey, license, waive rights, abandon or otherwise dispose of any material intellectual property of Limeade, except for non-exclusive licenses of intellectual property of Limeade granted to customers of Limeade that are entered into in the ordinary course, (ii) fail to diligently prosecute or maintain any material intellectual property of Limeade (other than any intellectual property abandoned, allowed to lapse or otherwise terminated or cancelled by Limeade in its reasonable business judgment), or (iii) disclose any material trade secrets of Limeade or any of its subsidiaries other than pursuant to agreements entered into in the ordinary course that contain confidentiality undertakings with respect to such confidential information and trade secrets;
•terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy;
•engage in any transaction with, or enter into any agreement, arrangement, or understanding with, any affiliate of Limeade or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;
•adopt or implement any shareholder rights plan or similar arrangement; or
•agree, authorize or commit, in writing or otherwise, to do any of the foregoing.
Notwithstanding the above, nothing contained in the merger agreement gives WebMD or Merger Sub the right to control or direct Limeade’s or its subsidiaries’ operations prior to the effective time and nothing contained in the merger agreement gives Limeade the right to control or direct WebMD or its subsidiaries’ operations prior to the effective time.
Other Covenants and Agreements
Access to Information
Subject to applicable law, the merger agreement, and applicable contractual restrictions, from June 8, 2023 to the effective time, or the valid termination of the merger agreement, Limeade will, and will cause its subsidiaries to, afford WebMD’s officers and representatives reasonable access, during normal business hours to Limeade’s and its subsidiaries’ properties, personnel, books, contracts and records; provided, that such access shall be coordinated as described in the disclosure letter delivered to WebMD and Merger Sub by Limeade. Limeade shall not be required (a) to provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information would in the good faith judgment of Limeade jeopardize any trade secret protection or any attorney-client, work product or other legal privilege or protection or violate any of its confidentiality obligations (it being agreed that, in the case of clause (a), Limeade shall give notice to WebMD of the fact that it is withholding such information or documents and thereafter Limeade shall use its reasonable best efforts to cause such information to be provided in a manner that would not reasonably be expected to violate such restriction or waive the applicable privilege or protection), (b) to provide access to or otherwise make available or furnish any information relating to the process conducted by Limeade that led to the execution of the merger agreement (except as may be required by the merger agreement) or (c) permit any access that, in the reasonable judgment of Limeade, would be materially disruptive to the business or operations of Limeade or any of its subsidiaries. Notwithstanding anything to the contrary, WebMD and Merger Sub shall not, shall cause their affiliates not to, and shall use their reasonable best efforts to cause their representatives not to, initiate contact with any employee not involved in the negotiation of the transactions contemplated by the merger agreement or any customer, partner, vendor or supplier of Limeade in connection with the merger or any of the other transactions contemplated by the merger agreement, in each case, without Limeade’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Any access to the properties of Limeade and its subsidiaries will be subject to Limeade’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing or site assessments.
Acquisition Proposals

From June 8, 2023 until the effective time or, if earlier, the valid termination of the merger agreement in accordance with its terms, Limeade will not, will cause each of its subsidiaries and its and their respective officers, directors and representatives not to, directly or indirectly:
•solicit, initiate or agree to solicit or initiate, knowingly induce or knowingly take any action with the intent of encouraging or facilitating the submission or announcement of any Acquisition Proposal, or any inquiries, proposals or offers that would reasonably be expected to lead to an Acquisition Proposal;
•enter into or participate in any discussions or negotiations with, furnish any information relating to Limeade or any of its affiliates or afford access to the business, properties, assets, books or records of Limeade or any of its affiliates to, or otherwise knowingly cooperate in any way with, knowingly assist or knowingly take any action with the intent of facilitating any person that has made or would reasonably be expected to make an Acquisition Proposal (other than WebMD, Merger Sub and their respective affiliates and representatives) to, or knowingly cooperate in any way with any person that has made or would reasonably be expected to make an Acquisition Proposal (other than WebMD, Merger Sub and their respective affiliates and representatives) with respect to, any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal, or requiring or reasonably expected to cause Limeade to abandon, terminate, materially delay or fail to consummate, or that would otherwise materially impede or interfere with, the merger or the transactions contemplated by the merger agreement; or
•approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or execute or enter into, any Acquisition Agreement, constituting or related to, or that is intended to or would reasonably be expected to lead to, any Acquisition Proposal.
Limeade will, and will cause its affiliates and its and their respective representatives to, immediately cease and cause to be terminated all then existing discussions or negotiations with any person conducted prior to June 8, 2023, with respect to any Acquisition Proposal, or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal, request the prompt return or destruction of all confidential information previously furnished to, immediately terminate all physical and electronic data room access previously granted to any such person or its representatives, and, between June 8, 2023 and the effective time, take reasonable steps to enforce, and not grant any waiver, amendment or release under, any confidentiality provisions, “standstill” provisions or provisions of similar effect to which Limeade is a party or of which Limeade is a beneficiary, or any restrictive provision in Limeade’s or any of its subsidiaries’ organizational documents. Notwithstanding the foregoing, from June 8, 2023 until the earlier of (i) obtaining company shareholder approval and (ii) the valid termination of the merger agreement in accordance with its terms, Limeade will not be required to enforce, and may grant a waiver, amendment or release under any confidentiality or standstill agreement (or provision of similar effect) solely to the extent necessary to allow for a confidential Acquisition Proposal to be made to Limeade or the Board so long as Limeade promptly notifies WebMD thereof after granting any such waiver, amendment or release and otherwise complies with the merger agreement; provided, however, that for the avoidance of doubt, any such waiver, amendment or release of any standstill agreement (or provision of similar effect) shall not be granted with respect to any other actions that are restricted under the standstill terms of such agreement (or provision of similar effect); provided, further, that such waiver, amendment or release may only be granted if the Board has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably expected to be inconsistent with the directors’ fiduciary duties under applicable laws.
Subject to certain exceptions, neither the Board nor any committee thereof will (i) withhold, withdraw, qualify, amend or modify (or publicly propose to withhold, withdraw, qualify, amend or modify), in any manner adverse to WebMD or Merger Sub, the Company Board Recommendation or fail to include the Company Board Recommendation in this proxy statement, (ii) adopt, approve, endorse, recommend or declare advisable, or propose or resolve to adopt, approve, endorse, recommend or declare advisable (publicly or otherwise), any Acquisition Proposal, (iii) following the announcement by a third party of a bona fide Acquisition Proposal by such third party, fail to reaffirm publicly the Company Board Recommendation by the later to occur of 10 business days prior to the date of the special meeting (as such date may have been adjourned or postponed) and 10 business days following a request therefor by WebMD (or such shorter period as may exist between the date of the Acquisition Proposal and the date of the special meeting), (iv) take formal action or make any recommendation or public statement in connection with a tender offer or exchange offer relating to securities of Limeade, other than a recommendation against such offer or a “stop, look and listen” communication by the Board or any committee thereof or any other legally required disclosure to Limeade shareholders, (v) within 10 business days of a tender or exchange offer relating to securities of Limeade having been commenced, fail to publicly recommend against such tender or exchange offer or fail to publicly reaffirm the Company Board Recommendation or (vi) agree to take any of the foregoing actions (and such actions described above being referred to as a “Recommendation Change”).
Notwithstanding anything to the contrary in the merger agreement and subject to compliance with certain provisions of the merger agreement, prior to the company shareholder approval:
•Limeade and its representatives may engage in discussions with any person or group and their respective representatives who has made an Acquisition Proposal that did not, directly or indirectly, result from or principally arise out of a material breach of the merger agreement, solely for the purpose of clarifying such Acquisition Proposal and the terms thereof;
•Limeade, its representatives or the Board may, in response to a bona fide, written Acquisition Proposal that did not result from a breach of the merger agreement and that the Board determines in good faith after consultation with outside legal counsel and its financial advisor constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, (i) furnish information with respect to Limeade and its affiliates to the person making such Acquisition Proposal (and its representatives) (provided that all such information has previously been provided to WebMD or is provided to WebMD promptly (and in any event within 24 hours) following the time it is provided to such person) pursuant to (but only pursuant to) an acceptable confidentiality agreement and (ii) engage or participate in discussions or negotiations only with the person making such Acquisition Proposal (or its representatives) regarding the terms of such Acquisition Proposal and the negotiation of such terms following the execution of an acceptable confidentiality agreement with such person;
•the Board may make a Recommendation Change in connection with an Intervening Event if, prior to taking such action: (i) the Board determines in good faith, after consultation with outside legal counsel and its financial advisors, that the failure to take such action would be reasonably expected to be inconsistent with the Board’s fiduciary duties under applicable law; (ii) Limeade shall have given four business days’ prior written notice (the “Intervening Event Notice Period”) to WebMD that Limeade has determined an Intervening Event has occurred or arisen (which notice will reasonably describe such Intervening Event) and that Limeade intends to effect a Recommendation Change; (iii) Limeade and its representatives during the Intervening Event Notice Period negotiate with WebMD in good faith (to the extent WebMD proposes in good faith to negotiate) to make such adjustments in the terms and conditions of the merger agreement, if proposed by WebMD in good faith and in its sole discretion, such that the failure of the Board not to make a Recommendation Change with respect to such Intervening Event would no longer be reasonably expected to be inconsistent with the Board’s fiduciary duties under applicable law; and (iv) the Board, after taking into account any adjustments made by WebMD during the Intervening Event Notice Period in the terms and conditions of the merger agreement, determines in good faith, after consulting with its outside legal counsel and financial advisors and, that the failure to make a Recommendation Change with respect to such Intervening Event would be reasonably expected to be inconsistent with the Board’s fiduciary duties under applicable law; and
•the Board may make a Recommendation Change or terminate the merger agreement under certain circumstances to enter into a definitive Acquisition Agreement (a “Superior Proposal Termination”), in each case, with respect to a bona fide, written Acquisition Proposal that did not result from a breach of the merger agreement and that the Board determines in good faith, after consultation with outside legal counsel and its financial advisor, would constitute a Superior Proposal; provided that immediately prior to or substantially concurrently with such a termination, Limeade pays a termination fee payable pursuant to the merger agreement and enters into such definitive Acquisition Agreement substantially concurrently therewith or promptly thereafter.
Limeade (and the Board, Limeade’s affiliates and Limeade’s representatives) are entitled to take any action described in the immediately preceding paragraph only if (i) in all circumstances, the Board determines in good faith, after consultation with outside legal counsel and its financial advisor, that the failure to take the relevant action would be reasonably expected to be inconsistent with its fiduciary duties under applicable law and (ii) in all circumstances referred to in the fourth bullet point above, in addition to complying with clause (i) of this paragraph, prior to making any Recommendation Change or effecting any Superior Proposal Termination, (A) Limeade shall notify WebMD in writing at least four business days prior to making such Recommendation Change (other than in respect of an Intervening Event) or effecting such Superior Proposal Termination of its intention to effect such Recommendation Change or Superior Proposal Termination (which notice shall include the material terms and conditions of such Superior Proposal, the identity of the third party making such Superior Proposal, and a copy of the most recent draft of any written agreement, proposal or other document relating thereto); provided that in the event of any material amendment to the terms of such Superior Proposal, Limeade shall be required to deliver a new written notice to WebMD and comply again with the provisions of this paragraph (except that the deadline for such new written notice shall be revised to be two business days)), (B) during the applicable notice period contemplated by clause (A), Limeade shall negotiate with WebMD in good faith (to the extent WebMD proposes in good faith to negotiate) to make such adjustments to the terms and conditions of the merger agreement such as would cause the Acquisition Proposal to cease to be a Superior Proposal, and (C) at the end of such notice period, the Board, taking into consideration in good faith any changes to the merger agreement offered by WebMD, determines in good faith, after consultation with its outside legal counsel and financial advisor that such Acquisition Proposal continues to constitute a Superior Proposal.
Limeade shall promptly, and in any event within 24 hours of receipt thereof, (i) advise WebMD of any Acquisition Proposal or any proposal or offer or request for nonpublic information from or any discussions or negotiations that are sought to be initiated or continued with Limeade, the Board, or Limeade’s representatives that would reasonably be expected to lead to an Acquisition Proposal, (ii) provide WebMD a copy of (or, if oral, a summary of the material terms and conditions of) any such Acquisition Proposal and related documentation (including any changes thereto) and the identity of the person making any such Acquisition Proposal or requesting information or discussions. Limeade shall (A) keep WebMD reasonably informed on a reasonably prompt basis (and in any event within 24 hours) of the status and details (including any change to the terms thereof) of any matters contemplated by this paragraph, and (B) provide to WebMD on a reasonably prompt basis (and in any event within 24 hours) after receipt or delivery of copies of all material correspondence and other written material exchanged between Limeade or any of its affiliates and any person that describes any of the terms or conditions of any Acquisition Proposal (or, if communications are oral, provide to WebMD a summary of the material terms and conditions of any Acquisition Proposal).
For purposes of the merger agreement, “Acquisition Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group (as defined under Section 13(d) of the Exchange Act) (other than WebMD and its subsidiaries, including Merger Sub), relating to, in one or more transactions or series of transactions (other than the transactions contemplated by the merger agreement): (a) direct or indirect acquisition of assets of Limeade or any of its subsidiaries (including any voting equity interests of subsidiaries) equal to 20% or more of the fair market value of Limeade’s and its subsidiaries’ consolidated assets, taken as a whole or to which 20% or more of Limeade’s and its subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 20% or more of the voting equity interests of Limeade; (c) any direct or indirect acquisition of the equity interests of any Limeade subsidiary whose business constitutes 20% or more of the consolidated net revenues, net income, or assets of Limeade and its subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in such person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 20% or more of the voting power of Limeade; (d) merger, consolidation, other business combination, or similar transaction involving Limeade or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 20% or more of the consolidated net revenues, net income, or assets of Limeade and its subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of Limeade or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 20% or more of the consolidated net revenues, net income, or assets of Limeade and its subsidiaries, taken as a whole; or (f) any combination of the foregoing.
For purposes of the merger agreement, “Company Board Recommendation” means the Board recommending that the Limeade shareholders approve the merger agreement and the merger.

For purposes of the merger agreement, “Intervening Event” means any event, occurrence, fact, condition, development, change or effect that is not known (or, if known, the consequences of which were not reasonably foreseeable) by the Board as of June 8, 2023; provided that in no event shall (1) the receipt, existence or terms of an Acquisition Proposal, or (2) the fact, in each case in and of itself, that Limeade meets or exceeds any internal or published projections, forecasts or estimates of its revenue, earnings or other financial performance or results of operations for any period ending on or after the date of the merger agreement, or changes after the date of the merger agreement in the market price or trading volume of Limeade CDIs or the credit rating of Limeade constitute an Intervening Event.
For purposes of the merger agreement, “Superior Proposal” means any bona fide, written Acquisition Proposal (except that the references in the definition thereof to “20% or more” shall be deemed to be references to “50% or more”) that the Board determines in good faith, after consultation with outside legal counsel and its financial advisor, (1) is reasonably capable of being consummated and (2) would result in a transaction that, if consummated, is more favorable to Limeade shareholders than the merger and the transactions contemplated by the merger agreement, taking into consideration, in each case, among other things, all of the legal, financial, regulatory and other aspects of such Acquisition Proposal and the merger agreement (in each case taking into account any revisions to the merger agreement made or proposed in writing by WebMD prior to the time of determination), including conditions, form of consideration, financing, and the identity of the person or group making such Acquisition Proposal.
The Special Meeting and Related Actions
Limeade shall take all necessary action in accordance with applicable law, Limeade’s and its subsidiaries’ governing documents, the ASX Listing Rules and the rules of ASX Settlement Pty Ltd ACN 008 50 532, and the Exchange Act, to establish a record date for, duly call, give notice of, convene and hold the special meeting on a date selected by Limeade, in consultation with WebMD, as promptly as reasonably practicable (and in any event no later than 45 calendar days after the mailing of this proxy statement), for the purpose of obtaining the company shareholder approval. Notwithstanding the foregoing, in the event that a Recommendation Change has been made in accordance with the merger agreement and the merger agreement has not been terminated, Limeade is not required to take any actions to solicit any proxies or votes to obtain the company shareholder approval, other than mailing this proxy statement to its shareholders and collecting such votes.
Other than matters of procedure and matters required by applicable law to be voted on by the shareholders in connection with the adoption of the merger agreement, the adoption of the merger agreement and the adjournment of the special meeting to solicit additional proxies if there are insufficient votes in favor of adoption of the merger agreement shall be the only matters which Limeade may propose to be acted on by the shareholders at the special meeting unless otherwise approved in writing by WebMD.
Unless the merger agreement is terminated in accordance with its terms, Limeade shall not postpone, recess or adjourn the special meeting without the prior written consent of WebMD; provided that Limeade may postpone, recess or adjourn such meeting without WebMD’s consent solely (i) to the extent required by applicable law, (ii) if as of the time for which the special meeting is originally scheduled, (A) Limeade has not received proxies representing a sufficient number of shares of Limeade common stock to obtain the company shareholder approval to allow reasonable additional time to solicit additional proxies or (B) there are insufficient shares of Limeade common stock represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the special meeting or (iii) to allow reasonable additional time for the dissemination of any supplemental or amended disclosure which the Board has determined in good faith after consultation with outside counsel is necessary under applicable law or is advisable and for such supplemental or amended disclosure to be disseminated and reviewed by Limeade shareholders prior to the special meeting to the extent so determined to be necessary or advisable; provided, further, that other than pursuant to clauses (i) or (ii) above, the special meeting shall not be postponed, recessed or adjourned pursuant to the immediately preceding proviso to a date that is more than 30 calendar days after the date on which the special meeting was originally scheduled, and, in any event, to a date not fewer than three business days prior to the End Date, without the prior written consent of WebMD. Notwithstanding the foregoing, Limeade shall, in consultation with WebMD, to the extent permitted by law, adjourn the special meeting to a date mutually agreed with WebMD for the absence of a quorum or if Limeade has not received proxies representing a sufficient number of shares of Limeade common stock to obtain the company shareholder approval;

provided that Limeade shall not be required to adjourn the special meeting more than two times pursuant to the applicable section of the merger agreement, and no such adjournment shall be required to be for a period exceeding 10 business days.
Limeade shall, through the Board, but subject to the right of the Board to make a Recommendation Change pursuant to the merger agreement or to terminate the merger agreement in accordance with its terms, (i) include the Company Board Recommendation in this proxy statement and (ii) use reasonable best efforts to solicit from the shareholders proxies in favor of the adoption of the merger agreement and obtain the company shareholder approval.
Employee Benefits
For a period of not less than one year following the closing date of the merger (or, if sooner, until the date on which the employment of the relevant continuing employee is terminated), WebMD and its affiliates will provide to each employee of Limeade or any Limeade subsidiary who continues to be employed by the surviving corporation or any subsidiary thereof as of the closing:
•a base salary, base wage rate, and target cash bonuses or other variable compensation opportunity (other than equity or equity-based awards), as applicable, that are substantially comparable in the aggregate to what was provided to such continuing employee immediately prior to the closing;
•severance benefits that are substantially comparable to what the continuing employee would have received had their employment terminated immediately prior to closing; and
•employee benefits (other than defined benefit pension, post-termination or retiree health or welfare benefits, deferred compensation, severance benefits and equity or equity-based awards) that are substantially comparable in the aggregate to the benefits provided, as determined by WebMD, (i) to such continuing employee immediately prior to the closing or (ii) from time to time to WebMD’s similarly situated employees (subject to the same exclusions).
With respect to any employee welfare plan maintained by WebMD or an affiliate of WebMD in which continuing Limeade employees are eligible to participate after closing, WebMD will and will cause its applicable affiliate to (i) waive all limitations as to pre-existing conditions, waiting periods, actively-at-work requirements, evidence-of-insurability requirements and other exclusions with respect to each such continuing employee’s participation and coverage to the extent such conditions and exclusions were satisfied or did not apply to such continuing employee under the applicable employee welfare plan prior to closing; (ii) give each continuing employee credit under the applicable employee welfare plan for any co-payments and deductibles paid with respect to claims incurred prior to closing to satisfy any analogous deductible or out-of-pocket requirements under the applicable plan maintained by WebMD or an affiliate of WebMD in which such continuing employees participate; and (iii) to the extent that it would not result in a duplication of benefits or compensation, WebMD and its affiliates will give each continuing employee length of service credit for such continuing employee’s employment with Limeade or any Limeade subsidiary for purposes of eligibility to participate, vesting and benefit accrual under each employee benefit plan maintained by WebMD or an affiliate of WebMD after closing to the same extent and for the same purpose that such service was recognized or taken into account under the comparable Limeade employee benefit plan.
WebMD may request, by giving written notice to Limeade at least 30 days prior to the closing date, that Limeade terminate any benefit plans maintained by Limeade or a Limeade subsidiary. If so requested, Limeade will terminate any benefit plan that is a 401(k) plan no later than the day immediately preceding the closing date and any other benefit plan effective no later than the closing date.
Nothing in the merger agreement creates any right in any Limeade employee or other person to any continued employment with WebMD, the surviving corporation, or any of their subsidiaries. In addition, the merger agreement does not (i) establish, amend, or modify any benefit plan, program, agreement, or arrangement or create any compensation; (ii) alter or limit the ability of WebMD, the surviving corporation, or any of their affiliates from amending, modifying or terminating any benefit plan, program, agreement or arrangement that they at any time assumed, established, sponsored or maintained; or (iii) alter any existing at-will employment relationship between any Limeade employee and the surviving corporation or prevent WebMD, the surviving corporation, or any of their affiliates from terminating the employment of any Limeade employee following the effective time.
Efforts to Consummate the Merger

Upon the terms and subject to the conditions set forth in the merger agreement, each of Limeade, WebMD and Merger Sub shall, and shall cause its subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties to the merger agreement in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, as promptly as reasonably practicable (and in any event no later than the End Date), the merger and the other transactions contemplated by the merger agreement, including: (i) the obtaining of all necessary permits, waivers, and actions or nonactions from governmental entities and the making of all necessary registrations, filings, and notifications (including filings with governmental entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entities; (ii) the obtaining of all necessary consents or waivers from third parties (provided, however, that no party to the merger agreement shall be obligated to make any payments or otherwise pay any consideration to any third party to obtain any applicable consents or waivers pursuant to this clause (ii)); and (iii) the execution and delivery of any additional instruments necessary to consummate the merger and to fully carry out the purposes of the merger agreement. Limeade and WebMD shall, subject to applicable law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party to the merger agreement shall promptly inform the other parties thereto, as the case may be, of any communication from any governmental entity regarding any of the transactions contemplated by the merger agreement. If Limeade, on the one hand, or WebMD or Merger Sub, on the other hand, receives a request for additional information or documentary material from any governmental entity with respect to the transactions contemplated by the merger agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other parties to the merger agreement, an appropriate response in compliance with such request, and, if permitted by applicable law and by any applicable governmental entity, provide the other parties’ counsel with advance notice and the opportunity to attend and participate in any meeting with any governmental entity in respect of any filing made thereto in connection with the transactions contemplated by the merger agreement.
In the event that any administrative or judicial proceeding is instituted (or threatened to be instituted) by a governmental entity or private third party challenging the merger or any other transaction contemplated by the merger agreement, or any other agreement contemplated thereby, the parties to the merger agreement shall cooperate and shall use their respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any judgment, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by the merger agreement.
Indemnification of Directors and Officers; Insurance
WebMD and Merger Sub agree pursuant to the merger agreement that all rights to indemnification, advancement of expenses, and exculpation by Limeade existing as of June 8, 2023 in favor of each person who was then, or has been at any time prior to June 8, 2023 or who becomes prior to the effective time an officer or director of Limeade or any of its subsidiaries (each an “Indemnified Party”) as provided in the organizational documents of Limeade, in each case as in effect as of June 8, 2023, or pursuant to any other contracts in effect on such date, and all obligations with respect thereto, shall be assumed by the surviving corporation, without further action, at the effective time and shall survive the merger and shall remain in full force and effect in accordance with their terms, and WebMD shall cause all such obligations to be honored by the surviving corporation from and after the effective time. For a period of six years from the effective time, WebMD shall, and WebMD shall cause the surviving corporation to, indemnify and hold harmless each Indemnified Party from and against all claims, losses, liabilities, damages, judgments, inquiries, fines and any fees, costs and expenses (including reasonable attorneys’ fees) incurred or arising in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Party’s service as an officer or director at or prior to the effective time, or services performed by such Indemnified Party, at the request of Limeade or any of its subsidiaries, as a fiduciary under any Limeade benefit plan, in each case to the extent they arise out of (i) matters existing or occurring or alleged to have existed or occurred at or prior to the effective time, (ii) matters related to the merger agreement or the transactions contemplated by the merger agreement or (iii) actions to enforce the indemnification provision of the merger agreement or any other indemnification or advancement right of any Indemnified Party. In the event of any such claim, action, suit or proceeding, (A) each Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding, provided that the Indemnified Party provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification under the merger agreement or applicable law and (B) WebMD and the surviving corporation shall reasonably cooperate in the defense of any such matter. For a period of six years from the effective time, WebMD shall cause the organizational documents of the surviving corporation to contain provisions with respect to indemnification, advancement of expenses, and exculpation that are at least as favorable to the Indemnified Parties as the indemnification, advancement of expenses, and exculpation provisions set forth in the organizational documents of Limeade as of June 8, 2023. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable law.
The surviving corporation shall, and WebMD shall cause the surviving corporation to: (i) obtain as of the effective time “tail” insurance policies (the “D&O Tail Policies”) covering each Indemnified Party with a claims period of six years from the effective time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the effective time (including in connection with the transactions contemplated by the merger agreement) and (ii) maintain the D&O Tail Policies in full force and effect, for their full terms, and cause all obligations thereunder to be honored by the surviving corporation and no other party shall have any further obligation to purchase or pay for insurance under the merger agreement.
The obligations of WebMD, Merger Sub and the surviving corporation pursuant to the merger agreement will survive the consummation of the merger and will not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom such indemnification provisions in the merger agreement apply without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom the indemnification provisions in the merger agreement apply will be third party beneficiaries of such provisions and may enforce such provisions. If WebMD, the surviving corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision will be made so that the successors and assigns of WebMD or the surviving corporation, as the case may be, will assume the obligations set forth in the indemnification provisions in the merger agreement.
Miscellaneous Covenants
The merger agreement contains additional agreements among Limeade, WebMD and Merger Sub relating to, among other matters:
•the filing by Limeade of this proxy statement with the SEC and cooperation in response to any comments from the SEC with respect to this proxy statement;
•the calling by Limeade of a special meeting of shareholders;
•notification upon the occurrence or non-occurrence of certain matters;
•the coordination of press releases and other public announcements or filings relating to the transactions (except in connection with an Acquisition Proposal, a Superior Proposal or a Recommendation Change or in connection with any dispute between the parties regarding the merger agreement, the merger or the transactions contemplated by the merger agreement);
•the provision of certain employee benefits for a period of not less than one year following the effective time;
•actions necessary to cause Merger Sub to perform its obligations under the merger agreement;
•dispositions of Limeade common stock (including derivative securities with respect thereto) resulting from the transactions contemplated by the merger agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Limeade immediately prior to the effective time to be exempt under Rule 16b-3 promulgated under the Exchange Act;
•the delisting of Limeade and of the shares of Limeade common stock from the ASX and the deregistration of Limeade common stock under the Exchange Act;

•anti-takeover statutes that become applicable to the transactions; and
•any transaction litigation against Limeade and/or its directors or its executive officers relating to or in connection with the merger agreement, the merger or any other transactions contemplated by the merger agreement.
Conditions to the Merger
The obligations of each of Limeade, WebMD and Merger Sub to consummate the merger and the other transactions contemplated by the merger agreement are subject to the satisfaction or (to the extent permitted by law) waiver by Limeade and WebMD at or prior to the effective time of the following conditions:
•the company shareholder approval will have been obtained;
•no Judgment (whether temporary, preliminary or permanent in nature) issued by any court of competent jurisdiction or other restraint or prohibition of any governmental entity of competent jurisdiction will be in effect, and no United States or foreign federal, national, supranational, state, provincial, municipal or local or administrative statute, law (including common law), ordinance, rule, code, treaty, Judgment or regulation or other pronouncement of any governmental entity having the effect of law to which Limeade or any of its subsidiaries is subject will have been enacted, entered, promulgated, enforced or deemed applicable by any governmental entity of competent jurisdiction that, in any case, prohibits or makes illegal the consummation of the merger; and
•all waivers, confirmations or approvals required under the ASX Listing Rules to facilitate the merger, including the Adjustment Approval will have been obtained.
The respective obligations of WebMD and Merger Sub to effect the merger and the other transactions contemplated by the merger agreement are also subject to the satisfaction or (to the extent permitted by law) waiver by WebMD at or prior to the effective time of the following conditions:
•(i) certain representations and warranties of Limeade in the merger agreement made with respect to certain capitalization-related matters must be true and correct in all respects as of June 8, 2023 and as of the effective time, as though made as of such time (except to the extent any such representation and warranty expressly speaks as of another specified time, in which case as of such time), except where the failure of such representations and warranties to be so true and correct is de minimis; (ii) certain representations and warranties of Limeade in the merger agreement made with respect to the absence of certain changes must be true and correct in all respects as of June 8, 2023 and as of the effective time, as though made as of such time; (iii) certain representations and warranties of Limeade in the merger agreement made with respect to organization, authority, execution and delivery and enforceability, healthcare regulatory compliance (only to the extent the representations related to healthcare regulatory compliance apply in the context, and corresponding violation, of the requirements under the Health Information Portability and Accountability Act of 1996, as amended (“HIPAA”)), HIPAA, privacy and data security, brokers and finders, and the fairness opinion, disregarding all qualifications and exceptions contained therein relating to “materiality,” “material adverse effect” or similar qualifiers, must be true and correct in all material respects as of June 8, 2023 and as of the effective time, as though made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case, as of such time); provided, however, that a specified breach shall not be deemed to cause the failure of this condition in this clause (iii); and (iv) the other representations and warranties of Limeade in the merger agreement, disregarding all qualifications and exceptions contained therein relating to “materiality,” “material adverse effect” or similar qualifiers, must be true and correct as June 8, 2023 and as of the effective time as if made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case as of such time), except where the failure to be so true and correct has not had, and would not reasonably be expected to have, a material adverse effect;
•Limeade shall have performed, in all material respects, all obligations and complied, in all material respects, with the agreements and covenants in the merger agreement required to be performed by or complied with by it at or prior to the effective time;

•from the date of the merger agreement through the effective time, there shall not have occurred any change, effect, event, occurrence, circumstance, development or state of facts that has had, or would reasonably be expected to have, a material adverse effect on Limeade; and
•WebMD shall have received a certificate signed by an officer of Limeade certifying that each of the conditions set forth in the preceding three bullet points have been satisfied.
The obligations of Limeade to effect the merger and the other transactions contemplated by the merger agreement are also subject to the satisfaction or (to the extent permitted by law) waiver by Limeade at or prior to the effective time of the following conditions:
•(i) certain representations and warranties of Limeade in the merger agreement made with respect to organization and authority, execution and delivery and enforceability, disregarding all qualifications and exceptions contained therein relating to “materiality,” “material adverse effect” or similar qualifiers, must be true and correct in all material respects as of June 8, 2023 and as of the effective time, as though made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case as of such time) and (ii) the representations and warranties of WebMD and Merger Sub contained in the merger agreement, disregarding all qualifications and exceptions contained therein relating to “materiality,” “material adverse effect” or similar qualifiers, must be true and correct as of June 8, 2023 and as of the effective time, as though made as of such time (except to the extent any such representation or warranty speaks as of another specified time, in which case as of such time), except for such failures to be so true and correct has not has, and would not reasonably be expected to have, individually of in the aggregate, a material adverse effect on the ability of WebMD or Merger Sub to consummate the transactions contemplated by the merger agreement;
•WebMD and Merger Sub shall have performed in all material respects their respective obligations, and complied in all material respects with the agreements and covenants in the merger agreement required to be performed by or complied with by them at or prior to the effective time; and
•Limeade will have received a certificate signed by an officer of WebMD certifying that the conditions set forth in the preceding two bullet points have been satisfied.
Termination
The merger agreement may be terminated at any time before the effective time, whether before or after the company shareholder approval is obtained (except as otherwise expressly noted), as follows:
•by mutual written consent of WebMD and Limeade;
•by either WebMD or Limeade if:
•the effective time has not occurred on or before the End Date; provided, that the right to terminate the merger agreement pursuant to the merger agreement will not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the merger agreement has been the principal cause of, or primarily resulted in, the failure of the effective time to occur on or before such End Date; provided, further, that if the special meeting is adjourned or postponed, the End Date will automatically be extended on a one-for-one basis for the number of days the special meeting is adjourned or postponed;
•any Judgment issued by any court of competent jurisdiction or other restraint or prohibition of any governmental entity of competent jurisdiction that permanently prohibits or makes illegal the consummation of the merger is in effect and has become final and non-appealable; provided that the right to terminate the merger agreement pursuant to the merger agreement will not be available to any party whose material breach of any representation, warranty, covenant, or agreement set forth in the merger agreement has been the principal cause of, or primarily resulted in, the issuance of such final, non-appealable Judgement or other restraint or prohibition;
•the merger agreement has been submitted to the Limeade shareholders for adoption at a duly convened special meeting and company shareholder approval has not been obtained at the special meeting or any adjournment or postponement thereof, at which a vote on the approval of the merger agreement was taken;
•by WebMD if:
•(A) the Board has made a Recommendation Change or (B) Limeade has materially breached any of its covenants and agreements in the merger agreement regarding the solicitation of an Acquisition Proposal;
•Limeade has breached or failed to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, such that certain conditions set forth in the merger agreement would not be satisfied and such breach is not curable or, if curable, is not cured prior to the earlier of (i) 30 days after receipt of written notice thereof is given by WebMD to Limeade stating WebMD’s intention to terminate the merger agreement pursuant to its terms or (ii) the End Date; provided, that WebMD will not have the right to terminate the merger agreement pursuant to the merger agreement if WebMD is then in material breach of any of its representations, warranties, covenants or other agreements contained in the merger agreement;
•by Limeade if:
•prior to obtaining the company shareholder approval, in accordance with, and subject to Limeade fully complying with certain provisions contained in the merger agreement in order to terminate the merger agreement to enter into a definitive Acquisition Agreement with respect to a Superior Proposal, in accordance with and subject to the terms and conditions of the merger agreement; or
•WebMD or Merger Sub has breached or failed to perform any of its representations, warranties, covenants or agreements contained in the merger agreement, such that certain conditions set forth in the merger agreement would not be satisfied and such breach is not curable or, if curable, is not cured prior to the earlier of (i) 30 days after receipt of written notice thereof is given by Limeade to WebMD stating Limeade’s intention to terminate the merger agreement pursuant to its terms or (ii) the End Date; provided, that Limeade will not have the right to terminate the merger agreement pursuant to the merger agreement if Limeade is then in material breach of any of its representations, warranties, covenants or other agreements contained in the merger agreement.
Termination Fee
If the merger agreement is validly terminated by Limeade due to Limeade entering into a definitive agreement with respect to a Superior Proposal, Limeade will be required to pay a termination fee to WebMD of $2,437,500 immediately prior to or concurrently with (and as a condition to) termination of the merger agreement.
If the merger agreement is validly terminated by WebMD due to a Recommendation Change, Limeade will be required to pay a termination fee to WebMD of $2,437,500 within five business days after such termination.
If the merger agreement is terminated (i) by WebMD or Limeade because the effective time has not occurred on or before the End Date or because the company shareholder approval has not been obtained at the special meeting or any adjournment or postponement thereof, at which a vote on the approval of the merger agreement was taken, or by WebMD due to Limeade’s breach or failure to perform any of its representations, warranties, covenants or agreements in the merger agreement, (ii) a bona fide Acquisition Proposal has been publicly disclosed or otherwise communicated to the Board after June 8, 2023 (a) in the event the effective time has not occurred on or before the End Date or in the event Limeade has breached or failed to perform any of its representations, warranties, covenants or agreements in the merger agreement, in either case prior to the date of such termination, or (b) in the event the company shareholder approval has not been obtained at the special meeting or any adjournment or postponement thereof, at which a vote on the approval of the merger agreement was taken, prior to the date of the special meeting, and (iii) within twelve months after the date the merger agreement is terminated, Limeade enters into a definitive agreement with respect to any Acquisition Proposal or consummates any Acquisition Proposal (provided that for such purposes, the references to “20%” in the definition of “Acquisition Proposal” in the merger agreement will instead be deemed to be “50%”), then Limeade will be required to pay a termination fee to WebMD of USD$2,437,500 within five business days after the date on which Limeade consummates such Acquisition Proposal.

Effect of Termination
If the merger agreement is validly terminated in accordance with the terms of the merger agreement, the merger agreement will become void and, subject to certain limitations, there shall be no liability or obligation on the part of any party thereto, except that certain provisions of the merger agreement, including but not limited to those related to confidentiality, payment of any termination fee as described above, payment of costs and expenses as described below, publicity and certain indemnification and reimbursement obligations pursuant to the merger agreement will survive such termination.
Expenses Generally
Except as provided in the merger agreement, each party will bear its own expenses in connection with the merger agreement and the transactions contemplated thereby. Expenses associated with the printing, filing and mailing of this proxy statement and any amendments or supplements hereto, and the solicitation of shareholder approvals are to be borne equally by Limeade, WebMD, and Merger Sub.
Amendments; Waiver
Subject to the terms of the merger agreement and the provisions of applicable law, at any time before the effective time (whether before or after the company shareholder approval), any provision of the merger agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Limeade, WebMD, and Merger Sub, or in the case of a waiver, by the party to the merger agreement against whom the waiver is to be effective; provided that in the case of Limeade, any amendment or waiver shall require the approval or recommendation of the Board; and provided, further, that after receipt of the company shareholder approval, if any such amendment or waiver shall by applicable law (including the WBCA) or in accordance with the rules of the ASX require further approval of the shareholders, then the effectiveness of such amendment or waiver shall be subject to receipt of such approval of the shareholders. Notwithstanding the foregoing, no failure or delay by Limeade, WebMD, or Merger Sub in exercising any right under the merger agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right under the merger agreement.
Specific Performance
The parties to the merger agreement agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties to the merger agreement do not perform their respective obligations under the merger agreement (including failing to take such actions as are required of them under the merger agreement to consummate the closing of the merger) in accordance with its specified terms or otherwise breach any provision of the merger agreement. The parties to the merger agreement acknowledge and agree that (a) each party to the merger agreement will be entitled (in addition to any other remedy to which they may be entitled in law or equity) to an injunction or injunctions, specific performance, or other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement in any court of competent jurisdiction without proof of damages or otherwise, and (b) the right of specific enforcement is an integral part of the transactions contemplated by the merger agreement and without that right, no party to the merger agreement would have entered into the merger agreement. The parties to the merger agreement agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties to the merger agreement otherwise have an adequate remedy at law. The parties to the merger agreement acknowledge and agree that a party seeking an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement in accordance with its terms shall not be required to provide any bond or other security in connection with any such order or injunction.

Governing Law and Jurisdiction
The merger agreement and any disputes relating thereto shall be governed by, and construed in accordance with, the laws of the State of Washington, including its statutes of limitations, without giving effect to choice of law or conflict of law principles thereof or of any other jurisdiction that would cause the application of any laws of any jurisdiction other than the State of Washington.

Each of the parties to the merger agreement irrevocably consents to submit itself to the personal jurisdiction of the United States District Court sitting in the Western District of Washington or, solely if such court lacks subject matter jurisdiction, any state court within King County in the State of Washington, and the appellate courts having jurisdiction thereover, in connection with any matter based upon or arising out of, relating to or in connection with the merger agreement or any of the transactions contemplated by the merger agreement and agrees that it will not bring any action relating to the merger agreement or any of the transactions contemplated by the merger agreement in any court other than the courts of the State of Washington.

THE VOTING AGREEMENT
The following is a summary of the material provisions of the voting agreement, which is attached to this proxy statement as Annex B and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that is important to you. We encourage you to read carefully the voting agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the voting agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Voting Agreement
The voting agreement and this summary of its terms are included to provide you with information regarding its terms. The representations, warranties and covenants made in the voting agreement by the supporting shareholders were made solely to the parties to, and solely for the purposes of, the voting agreement and as of specific dates and were qualified and subject to important limitations agreed to by the parties thereto in connection with negotiating the terms of the voting agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts relating to the supporting shareholders or any of their respective subsidiaries or affiliates.
Summary
Concurrently with the execution of the merger agreement, Limeade, WebMD and the supporting shareholders entered into the voting agreement with respect to the subject shares. Under the voting agreement, each supporting shareholder agreed, among other things and on the terms set forth therein, to not transfer any of such supporting shareholder’s subject shares or to enter into a contract or agreement relating thereto except in certain circumstances, to vote (or cause to be voted) the subject shares then beneficially owned by the supporting shareholders, directly or indirectly, “FOR” approval of the merger proposal and “FOR” approval of the adjournment proposal, and to vote against any competing acquisition proposals relating to Limeade.
Under the voting agreement, the supporting shareholders agreed to take the following actions, among others, during the term of the voting agreement and at the special meeting (as applicable), including any adjournment or postponement thereof, and in any other circumstance in which the supporting shareholders are entitled to vote, consent or give any other approval (including by written consent): (i) to not transfer (or cause or permit the transfer of) any of such shareholder’s subject shares or any rights to acquire securities that would be covered by the voting agreement or any other securities of Limeade, or to enter into any contract or agreement relating thereto except in certain circumstances; (ii) with respect to the merger or the merger agreement, to vote (or cause to be voted) all of the subject shares then beneficially owned by the supporting shareholders in favor of the approval of the merger agreement, the merger and the other transactions contemplated by the merger agreement; (iii) with respect to the adjournment proposal, to vote (or cause to be voted) all of the subject shares then beneficially owned in favor of adoption of the adjournment proposal; (iv) to vote (or cause to be voted) all of the subject shares then owned against (A) approval of a Superior Proposal, Acquisition Agreement, or any proposal, transaction, agreement or action made in opposition to, in competition with, or inconsistent with the merger agreement, the merger, or the transactions contemplated by the merger agreement that would reasonably be expected to impede, frustrate, interfere with, delay, postpone, prevent, or adversely affect the consummation of the merger or other transactions contemplated by the merger agreement, or (B) any action, proposal, transaction, or agreement that would or would reasonably be expected to (1) result in a breach in any respect of any covenant, representation, warranty, or other obligation or agreement contained in the merger agreement, or of such shareholder contained in the voting agreement, or (2) result in any of the conditions to the consummation of the merger under the merger agreement not being fulfilled; and (v) to vote in favor of any other matter or action reasonably necessary to the approval and adoption of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement.
The voting agreement will terminate upon the earlier to occur of (i) the effective time of the merger, (ii) the date on which the merger agreement is terminated in accordance with its terms, (iii) the date of any amendment, modification or supplement to the merger agreement as in effect as of June 8, 2023, in each such case, if such amendment, modification or supplement decreases the amount, or changes the form, of merger consideration payable to any Limeade shareholder, and such amendment, modification or supplement was obtained without the prior written consent of the Limeade shareholders, and (iv) by the mutual written consent of the parties thereto.

As of July 3, 2023, the supporting shareholders beneficially owned 109,769,673 shares of Limeade common stock, which represents approximately 42% of the shares of Limeade common stock issued and outstanding based on 261,637,691shares of Limeade common stock outstanding as of July 3, 2023 (including shares underlying outstanding Limeade CDIs on such date).

MERGER PROPOSAL
(PROPOSAL 1)
Limeade shareholders are being asked to approve a proposal to approve the merger agreement and the transactions contemplated thereby, including the merger, which we refer to in this proxy statement as the “merger proposal.” For a detailed discussion of the terms and conditions of the merger agreement, see “The Merger Agreement” beginning on page 59. A copy of the merger agreement is attached to this proxy statement as Annex A. See also “The Merger” beginning on page 31.
The Board has unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable, fair to and in the best interests of Limeade and Limeade shareholders (including holders of Limeade CDIs), (ii) adopted the merger agreement and approved the transactions contemplated thereby, including the merger, in accordance with WBCA, and (iii) adopted a resolution recommending the merger agreement be approved by Limeade shareholders. Approval of the merger proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Limeade common stock entitled to vote thereon as of the record date. If you abstain, or if you fail to vote (or submit a CDI Voting Instruction), it will have the same effect as if you vote “AGAINST” the approval of the merger agreement.
The Board unanimously recommends that you vote “FOR” the merger proposal.

ADJOURNMENT PROPOSAL
(PROPOSAL 2)
Limeade shareholders are being asked to approve a proposal that will give us authority to adjourn the special meeting for the purpose of soliciting additional votes to constitute a quorum for the conduct of business at the special meeting or votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to Limeade shareholders, which we refer to as the “adjournment proposal.” If no quorum is present at the special meeting, the shareholders holding a majority in voting power of the outstanding shares of Limeade common stock, present in person or by proxy and entitled to vote at the special meeting, may adjourn the special meeting to another place, date, or time. Assuming a quorum is present, the number of votes case “FOR” the adjournment proposal must exceed the number of votes cast “AGAINST” the proposal to approve the adjournment proposal. Limeade does not intend to call a vote on this proposal if the merger proposal has been approved at the special meeting.
In addition, the Board could postpone the special meeting before it commences. If the special meeting is adjourned or postponed for the purpose of soliciting additional proxies, shareholders of record who have already submitted their proxies and holders of CDIs who have already submitted CDI Voting Instruction Forms will be able to revoke them at any time prior to the final vote on the proposals.
Notwithstanding the foregoing, under the merger agreement, Limeade may adjourn or postpone the special meeting without WebMD’s consent only in certain specified circumstances as described further under “The Merger Agreement—The Special Meeting and Related Actions” beginning on page 71.
Approval of the adjournment proposal requires that the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. If you abstain, or if you fail to vote (or submit a CDI Voting Instruction) on the adjournment proposal, it will have no effect on the outcome of the adjournment proposal.
The Board unanimously recommends that you vote “FOR” the adjournment proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below shows how much of our common stock (including shares underlying all issued and outstanding Limeade CDIs) was beneficially owned as of July 3, 2023 (unless another date is indicated) by (i) each person known by Limeade to beneficially own more than 5% of our common stock, (ii) each of Limeade’s named executive officers and directors, and (iii) all current directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares of common stock. Shares of our common stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of July 3, 2023, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of July 3, 2023, Limeade had 261,637,691 shares of common stock issued and outstanding, including all shares of common stock underlying issued and outstanding Limeade CDIs.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Limeade, Inc., 10885 NE 4th Street, Suite #400, Bellevue, Washington 98004.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
5% Shareholders:
Australian Ethical Investment(1)	39,000,952	14.91%
TVC Capital II LP and TVC Capital Partners II LP(2)	36,658,282	14.01%
Oak HC/FT Partners LP(3)	27,380,178	10.46%

Named Executive Officers and Directors:
Henry Albrecht(4)	40,789,734	15.59%
Steve Hamerslag(2)	36,658,282	14.01%
Deven Billimoria	475,831	*
Elizabeth Bastoni	—	—%
Lisa Nelson	—	—%
Mia Mends	—	—%
Dave Smith	400,000	*
Elizabeth Carver	464,210	*
Dr. Patricia Fletcher	375,000	*
Sarah Stephens Visbeek	132,093	*
Paul Crick	49,250	*
Mitch Risner	2,425,625	*
All Executive Officers and Directors as a Group (12 individuals)	81,770,025	31.25%
* Less than 1%.

1.Andre Gracey, as portfolio manager for Australian Ethical Investment (“Australian Ethical”), may be deemed to exercise voting and investment power with respect to the shares beneficially owned by Australian Ethical. The address for Australian Ethical is Level 8, 130 Pitt Street Sydney, NSW 2000.
2.Steve Hamerslag is a Managing Partner of TVC Capital, which manages TVC Capital II LP (which, together with TVC Capital Partners II LP, owns 36,658,282 shares), which is listed as a substantial shareholder of Limeade and may be deemed to exercise voting and investment power with respect to the shares beneficially owned by TVC Capital Partners II LP. The address for both TVC Capital II LP and TVC Capital Partners II LP is 11710 El Camino Real San Diego, CA 92130.

3.Andrew Adams, as Managing Partner of Oak HC/FT Partners LP (“Oak”), may be deemed to exercise voting and investment power with respect to the shares beneficially owned by Oak. The address for Oak is 55 West 94th Place Crown Point, IN 46307.
4.Consists of (i) 40,311,485 shares held directly by Mr. Albrecht, and (ii) 478,249 shares of Common Stock issuable pursuant to stock options vested and exercisable within 60 days of July 5, 2023.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
The following summary is a general discussion of the material U.S. federal income tax consequences of the merger to “U.S. holders” and “non-U.S. holders” (in each case, as defined below) whose shares of Limeade common stock (including shares underlying Limeade CDIs) are converted into the right to receive cash in the merger. This summary is based on the current provisions of the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings, all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences to U.S. holders and non-U.S. holders (collectively, “holders”) as described herein. No ruling from the Internal Revenue Service (the “IRS”) has been or will be sought with respect to any aspect of the merger. This summary is for the general information of the holders only and does not purport to be a complete analysis of all potential tax effects of the merger. For example, it does not consider the effect of the Medicare tax on net investment income, of any applicable state, local or foreign income tax laws, or of any non-income tax laws. This summary applies only to holders that hold their Limeade common stock (or Limeade CDIs) as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). In addition, this discussion does not address all aspects of U.S. federal income tax consequences that may be relevant to a holder in light of the holder’s particular circumstances or to holders subject to special rules, such as:
•a bank, insurance company, or other financial institution;
•a tax-exempt organization;
•a governmental agency or instrumentality;
•a retirement plan, individual retirement account or other tax-deferred account;
•an entity or arrangement treated for U.S. federal income tax purposes as a partnership, S corporation or other pass-through entity (or an investor in such an entity or arrangement);
•a real estate investment trust or regulated investment company;
•a dealer or broker in stocks and securities or currencies;
•a trader in securities that elects mark-to-market treatment;
•a holder subject to the alternative minimum tax provisions of the Code;
•a holder subject to special tax accounting rules as a result of any item of gross income with respect to Limeade common stock being taken into account in an applicable financial statement;
•a holder that received its shares through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;
•a U.S. holder that has a functional currency other than the U.S. dollar;
•a “controlled foreign corporation,” “passive foreign investment company,” or corporation that accumulates earnings to avoid U.S. federal income tax;
•a U.S. holder that holds Limeade common stock as “qualified small business stock” within the meaning of Section 1202 or Section 1045 of the Code;
•a holder that exercises dissenters’ rights;
•a foreign pension fund and its affiliates;
•a holder that holds shares as part of a hedge, straddle, constructive sale, conversion, or other integrated transaction; or
•a U.S. expatriate.
If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Limeade common stock (or Limeade CDIs), the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. Partnerships holding Limeade common stock (or Limeade CDIs) and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the merger to them.

This discussion is for informational purposes only and is not tax advice. Please consult your own tax advisor regarding the U.S. federal income tax consequences of the merger to you in light of your particular circumstances, as well as any tax consequences of the merger arising under the U.S. federal tax laws other than those pertaining to income tax, including estate or gift tax laws, under any state, local or non-U.S. tax laws or under any applicable income tax treaty.
U.S. Holders
General
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Limeade common stock that is:
•an individual who is a citizen or resident of the United States;
•a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons (as defined in the Code) have the authority to control all substantial decisions of the trust, or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
The exchange of Limeade common stock (including shares underlying Limeade CDIs) for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of Limeade common stock (including shares underlying Limeade CDIs) are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such shares (or the shares underlying such holder’s Limeade CDIs). Gain or loss will be determined separately for each block of shares of Limeade common stock (i.e., shares of Limeade common stock (or Limeade CDIs) acquired at the same cost in a single transaction). If a U.S. holder acquired different blocks of shares of Limeade common stock (or Limeade CDIs) at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of shares of Limeade common stock (or Limeade CDIs) that it holds. U.S. holders who own separate blocks of Limeade common stock (or Limeade CDIs) should consult their own tax advisors with respect to these rules.
Such gain or loss generally will be treated as long-term capital gain or loss if the U.S. holder’s holding period in the shares of Limeade common stock (or Limeade CDIs) exceeds one year at the time of the completion of the merger. Long-term capital gains of non-corporate U.S. holders generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
In general, information reporting will apply to payments made to a U.S. holder in connection with the merger, unless the holder is an “exempt recipient.” A backup withholding tax may apply to such payments if such holder fails to provide a taxpayer identification number or certification of exempt status or fails to report in full any reportable dividend and interest income. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption may complete and return IRS Form W-9, certifying that such U.S. holder is a United States person (within the meaning of the Code), the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided the U.S. holder timely furnishes the required information to the IRS.
Non-U.S. Holders
General

For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of Limeade common stock, including a holder of Limeade CDIs (other than an entity or arrangement classified as a partnership for U.S. federal income tax purposes) that is not a U.S. holder. Payments made to a non-U.S. holder in exchange for shares of Limeade common stock (including shares underlying Limeade CDIs) pursuant to the merger generally will not be subject to U.S. federal income tax unless:
•the gain, if any, on such shares is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States);
•the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the exchange of shares of Limeade common stock (including shares underlying Limeade CDIs) for cash pursuant to the merger and certain other conditions are met; or
•the non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of the Limeade common stock at any time during the five-year period preceding the merger, and Limeade is or has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code for U.S. federal income tax purposes at any time during the shorter of the five-year period preceding the merger or the period that the non-U.S. holder held Limeade common stock (or Limeade CDIs).
A non-U.S. holder described in the first bullet point immediately above will be subject to U.S. federal income tax on any gain realized as if the non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. If such non-U.S. holder is a foreign corporation, it may also be subject to an additional branch profits tax equal to 30% of its effectively connected earnings and profits (or a lower rate provided by an applicable income tax treaty). A non-U.S. holder described in the second bullet point immediately above will be subject to tax at a rate of 30% (or a lower rate provided by an applicable income tax treaty) on any gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year, even though the individual is not considered a resident of the United States.
Generally, a corporation is a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for U.S. federal income tax purposes). Limeade believes it is not and has not during the five-year period preceding the merger been a “United States real property holding corporation” for U.S. federal income tax purposes.
Information Reporting and Backup Withholding
Information reporting and, depending on the circumstances, backup withholding will apply to payments made to a non-U.S. holder in connection with the merger effected within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the applicable withholding agent does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.
A non-U.S. holder will not be subject to backup withholding if such holder properly certifies (e.g., on the appropriate IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable IRS Form W-8) under penalty of perjury and in compliance with any IRS rules that it is a non-U.S. holder (and the applicable withholding agent does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption.
Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided the non-U.S. holder timely furnishes the required information to the IRS.
THIS SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO

YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE FEDERAL ESTATE OR GIFT TAX RULES, UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

CERTAIN AUSTRALIAN INCOME TAX CONSIDERATIONS IN RESPECT OF THE MERGER
The following is a general overview of certain material Australian income tax implications for holders of Limeade common stock and/or Limeade CDIs who: (i) are and have always been tax resident of, and only of, Australia for Australian income tax purposes; (ii) do not hold, and have never held, their Limeade common stock and/or Limeade CDIs as part of a permanent establishment outside of Australia for Australian income tax purposes; (iii) hold, and have always held, their Limeade common stock and Limeade CDIs directly and solely on capital account for Australian income tax purposes; and (iv) are not foreign residents for the purposes of the foreign resident CGT withholding rules (“Australian Holders”).
This overview does not consider the tax implications arising in respect of any Australian Holders who: (i) are engaged in a business of trading or investment; (ii) acquired their Limeade common stock and/or Limeade CDIs as part of a profit making undertaking or scheme; (iii) hold their Limeade common stock and/or Limeade CDIs on revenue account or as trading stock; (iv) are banks, insurance companies, superannuation funds, tax exempt entities; (v) are persons who acquired their Limeade common stock and/or Limeade CDIs in respect of their directorship, employment or contract of service with Limeade (or an associated company); (vi) are subject to the “taxation of financial arrangements” rules in Division 230 of the Income Tax Assessment Act 1997 (Cth); (vii) are temporary residents for Australian income tax purposes; or (viii) are subject to the Controlled Foreign Company rules contained in Part X of the Income Tax Assessment Act 1936 (Cth).
This overview is based on the current (as of the date of this proxy statement) provisions of the income tax laws of Australia and the current (as of the date of this proxy statement) published administrative policies of the Australian Taxation Office (“ATO”). This summary does not take into account or anticipate any changes in law (unless otherwise expressly stated), whether by legislative, governmental or judicial decision or action, or any changes in the administrative policies of the ATO. Unless otherwise defined or the context otherwise requires, terms used in this overview have the same meaning as the term has under the current income tax laws of Australia.
This overview is of a general nature only and is not intended to be legal or tax advice or representations to any particular Australian Holder. This summary is not exhaustive with respect to all potential Australian tax considerations applicable to Australian Holders. Accordingly, a holder of Limeade common stock and/or Limeade CDIs should consult their own tax advisors for advice with respect to the tax consequences to them of the merger, having regard to their own particular circumstances.
Disposal of Limeade common stock and/or Limeade CDIs by Australian Holders
Capital Gains or Losses
The disposal of Limeade common stock and/or Limeade CDIs by Australian Holders pursuant to the merger will result in a capital gains tax (“CGT”) event (“CGT event”) happening for Australian Holders for Australian income tax purposes. Australian Holders will prima facie derive a capital gain for Australian income tax purposes as a result of that CGT event happening to the extent that the capital proceeds received for Australian income tax purposes exceeds the cost base for Australian income tax purposes of their Limeade common stock and/or Limeade CDIs (as is relevant). Conversely, Australian Holders will incur a capital loss as a result of that CGT event happening to the extent that the capital proceeds are less than the reduced cost base (for Australian income tax purposes) of their Limeade common stock and/or Limeade CDIs.
The cost base of the Limeade common stock and/or Limeade CDIs held by each Australian Holder for Australian income tax purposes will generally include the consideration paid to acquire them plus certain related costs of acquisition, including any incidental costs of acquisition such as brokerage fees and duty. The reduced cost base for Australian income tax purposes is determined similarly, though there are some limitations on including certain related costs. The cost base and reduced cost base of the Limeade common stock and/or Limeade CDIs may be impacted by previous arrangements under which those assets were acquired, such as any previous roll-over chosen for Australian income tax purposes, and certain corporate transactions, such as any capital reductions.
Each Australian Holder should seek specific tax advice to confirm the cost base or reduced cost base of their Limeade common stock and/or Limeade CDIs (and therefore whether a capital gain or capital loss arises on the relevant CGT event happening).

To the extent any capital gain arises to an Australian Holder from the CGT event related to the disposal of their Limeade common stock and/or Limeade CDIs pursuant to the merger, then subject to: (i) any eligible recoupment of any current and/or prior year capital losses to offset some or all of that capital gain (and any other capital gains arising to the Australian Holder in the same income year); and (ii) the application of any other applicable CGT discount (as discussed below), concession or exemption, that capital gain will be included in calculating the taxable income of the Australian Holder.
An Australian Holder who is an individual, complying superannuation entity or trustee of a trust may be entitled to a CGT discount where the Limeade common stock and/or Limeade CDIs have been held by that Australian Holder for at least 12 months (excluding the days of acquisition and disposal) at the time of the CGT event. Subject to certain exceptions, the CGT discount for individuals and trusts is 50%, and for complying superannuation entities is 33⅓%. There is no CGT discount for Australian Holders who are companies (or treated like companies for Australian income tax purposes). However in broad terms, where an Australian Holder is a company that has held a direct voting percentage of 10% or more in Limeade throughout a 12-month period during the two years before the time the CGT event happens may in certain circumstances be able to reduce the capital gain by the applicable “active foreign business asset percentage.” Further advice should be sought if reliance is to be placed on this particular tax concession.
To the extent that a capital loss arises to an Australian Holder, such capital loss may generally be applied to reduce other capital gains arising in the same income year or, in certain circumstances and subject to satisfaction of the relevant rules, may be carried forward to reduce future capital gains derived by the Australian Holder.
Australian Holders should not be subject to foreign resident CGT withholding tax of 12.5% in respect of the merger consideration.

FUTURE LIMEADE SHAREHOLDER PROPOSALS
If the merger is consummated, we will have no public security holders and there will be no public participation in any future meetings of our shareholders, including the 2024 annual meeting of shareholders. If the merger is not completed, Limeade shareholders (including holders of Limeade CDIs) will continue to be entitled to attend and participate in Limeade’s annual meeting of shareholders.
If Limeade holds its 2024 annual meeting of shareholders and a shareholder wishes to submit a proposal for consideration at such meeting, the written proposal must be received by Limeade in writing to our principal executive offices at 10885 NE 4th Street, Suite #400, Bellevue, WA 98004, Attn: Corporate Secretary, no earlier than the close of business no later than the 90th day prior to the first anniversary of the date of the 2023 annual meeting of shareholders (for the 2024 annual meeting of shareholders, proposals must be submitted no later than March 16, 2024) or, in the event the annual meeting is called for a date that is not within 30 days of such anniversary date, to be timely, such notice must be received no later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made. Any such proposal must comply with the requirements set forth in our bylaws. In no event will an adjournment or postponement of an annual meeting of shareholders begin a new time period for giving a shareholder’s notice as provided above.
If a Limeade shareholder wishes to have a proposal considered for inclusion in Limeade’s 2024 proxy statement pursuant to Rule 14a-8 of the Exchange Act, the proposal must comply with Rule 14a-8 and be received by Limeade in writing to our principal executive offices at 10885 NE 4th Street, Suite #400, Bellevue, WA 98004, Attn: Corporate Secretary, by no later than 120 calendar days before the first anniversary of the date on which Limeade released its proxy statement to Limeade shareholders in connection with its 2023 annual meeting of shareholders (for the 2024 annual meeting of shareholders, proposals must be submitted by January 2, 2024).
Limeade shareholders wishing to nominate a candidate must deliver the name and address of the Limeade shareholder as they appear on Limeade’s books (or if the Limeade shareholder holds shares for the benefit of another person, the name and address of such beneficial owner) in a letter addressed to the Company Secretary and mailed to Limeade’s principal executive offices located at 10885 NE 4th Street, Suite 400, Bellevue, WA 98004, not later than the close of business on the 90th day prior to the first anniversary of the 2023 annual meeting (nominations for the 2024 Meeting must be submitted no later than March 16, 2024). The notice must include the information with respect to the Limeade shareholder and the nominee specified by our bylaws. In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nomination, Limeade shareholders who intend to solicit proxies in support of director nominees other than Limeade’s nominees at the 2024 annual meeting must comply with all the requirements of Rule 14a-19.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement, and information that we file later with the SEC will automatically update and supersede this information. This proxy statement incorporates by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, on or after the date of this proxy statement (other than information “furnished” under Items 2.02 or 7.01 (or corresponding information furnished under Item 9.01 or included as an exhibit) of any Current Report on Form 8-K or otherwise “furnished” to the SEC, unless otherwise stated) and before the date of the special meeting. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement:
•Limeade’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023;
•Limeade’s Definitive Proxy Statement on Schedule 14A for the 2023 annual meeting of Limeade shareholders, which was filed with the SEC on May 1, 2023;
•Limeade’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which was filed with the SEC on May 15, 2023; and
•Limeade’s Current Reports on Form 8-K, which were filed with the SEC on January 11, 2023, May 1, 2023, June 9, 2023, June 21, 2023, and July 5, 2023.
Our SEC filings are available to the public on the SEC’s website at www.sec.gov, which contains reports, proxy statements and information statements and other information regarding registrants that file electronically. We also maintain a website at investors.limeade.com/investor-relations/, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Information contained on, or that can be accessed through, our website is not a part of this proxy statement and the inclusion of our website address in this proxy statement is an inactive textual reference only.
Limeade is also listed on the ASX and as such is subject to regular reporting and disclosure obligations. Specifically, Limeade is subject to ASX Listing Rules which require (subject to some exceptions) continuous disclosure of any information that Limeade has that a reasonable person would expect to have a material effect on the price or value of Limeade securities.
ASX maintains files containing publicly disclosed information about all companies listed on the ASX. Information disclosed to the ASX by Limeade is available on ASX’s website at www.asx.com.au or from Limeade’s website www.limeade.com.
We will furnish without charge to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request, a copy of any or all of the documents incorporated by reference, including exhibits to these documents. Any such request may be made by writing or telephoning us at the following address or phone number:
Limeade, Inc.
Attention: Corporate Secretary
10885 NE 4th Street, Suite #400
Bellevue, Washington 98004
Telephone: (888) 830-9830
legal@limeade.com

MISCELLANEOUS
You should rely only on the information contained or incorporated by reference into this proxy statement, the appendices to this proxy statement and the documents we incorporate by reference into this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July 10, 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.
Your vote is very important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or CDI Voting Instruction Form as described on your proxy card or CDI Voting Instruction Form, as applicable.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

LIMEADE, INC.,

WEBMD HEALTH CORP.,

and

LOTUS MERGER SUB, INC.

Dated as of June 8, 2023

Index of Defined Terms

Accelerable Company RSUs	65	Company Material Contracts	24
Accelerable Company Stock Options	65	Company Payoff Letter	69
Acceptable Confidentiality Agreement	65	Company Products	69
Acquisition Agreement	44	Company Proxy Statement	48
Acquisition Proposal	65	Company RSU	69
Adjustment Approval	12	Company RSU Award	69
Affiliate	66	Company SEC Documents	15
Agreement	1	Company Shareholder Approval	12
Anti-Corruption Laws	66	Company Shareholders	1
Anti-Takeover Laws	36	Company Shareholders Meeting	69
Approved Line of Credit Draw	66	Company Software	69
Articles of Incorporation	2	Company Stock	13
Articles of Merger	3	Company Stock Option	69
ASX	66	Company Subsidiaries	14
ASX Listing Rules	67	Confidentiality Agreement	70
ASX Settlement Operating Rules	67	Consent	12
Book-Entry Shares	3	Continuing Employees	54
Business Associate	67	Contract	70
Business Day	67	Converted Company RSU Contingent Cash Award	9
Certificate	3	Converted Company Stock Option Contingent Cash Award	9
Chosen Courts	76	Covered Entity	70
Closing	2	COVID-19	70
Closing Date	3	COVID-19 Measure	70
Code	25	Credit Agreement Termination	57
Company	1	Customs & International Trade Laws	35
Company ASX Documents	17	D&O Tail Policies	52
Company Balance Sheet	15	Depositary	70
Company Balance Sheet Date	15	Depositary Shares	3
Company Benefit Plan	29	Dissenting Shares	7
Company Board	1	Effective Time	3
Company Board Recommendation	11	Employee	28
Company Business	67	Employee Benefit Plan	29
Company CDIs	67	End Date	60
Company Credit Agreement	67	Enforceability Exceptions	11
Company Disclosure Schedule	10	Environmental Laws	70
Company Equity Award	67	ERISA	28
Company Equity Incentive Plans	67	Exchange Act	70
Company Group	25	Excluded Shares	3
Company Intellectual Property	67	Financial Statements	15
Company IT Systems	67	Foreign Plan	30
Company License Agreements	19	GAAP	70
Company Material Adverse Effect	67	GDPR	70

Government Bid	24	Personal Information	73
Government Contract	24	Preferred Stock	13
Governmental Entity	12	Privacy and Security Laws	73
Healthcare Laws	70	Proceeding	73
HIPAA	70	Protected Health Information	74
Incidental License	71	Recommendation Change	45
Income Tax	25	Registered IP	19
Income Tax Return	25	Representatives	74
Income Taxes	25	Sarbanes-Oxley Act	74
Indemnified Party	51	SEC	74
Insurance Policies	35	Securities Act	74
Intellectual Property	71	Security Risk Assessment	34
Intervening Event	71	Shareholder Litigation	56
Intervening Event Notice Period	46	Specified Breach	74
Judgment	12	Subsidiary	74
KKR	66	Superior Proposal	74
Knowledge	72	Superior Proposal Termination	46
Law	12	Supporting Shareholders	1
Leased Real Property	18	Surviving Corporation	2
Liens	12	Tax	25
made available	72	Tax Period	26
Material Company Customer	35	Tax Return	26
Merger	2	Taxes	25
Merger Consideration	72	Taxing Authority	26
Merger Sub	1	Termination Fee	75
Notice	63	Third Party	75
Open Source Software	72	Trademark(s)	75
Ordinary Course	72	Treasury Regulations	26
Organizational Documents	72	U.S. Dollar Merger Consideration	75
Owned Intellectual Property	72	Unvested Company RSU	75
Parent	1	Unvested Company Stock Option	75
Parent Disclosure Schedule	37	Vested Company RSU	75
Parent Material Adverse Effect	38	Vested Company RSU Consideration	9
Parties	1	Vested Company Stock Option	75
Party	1	Vested Company Stock Option Consideration	8
Patent(s)	72	Virus	21
Paying Agent	4	Voting Agreement	1
Permits	31	WARN Act	75
Permitted Liens	72	WBCA	1
Person	73

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER dated as of June 8, 2023 (this “Agreement”) by and among Limeade, Inc., a Washington corporation (the “Company”), WebMD Health Corp., a Delaware corporation (“Parent”), and Lotus Merger Sub, Inc., a Washington corporation and a wholly owned direct Subsidiary of Parent (“Merger Sub”). The Company, Parent, and Merger Sub are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, the Parties intend that Merger Sub be merged with and into the Company, with the Company surviving the Merger on the terms and subject to the conditions set forth herein;
WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, each share of Company Stock will be converted into the right to receive the Merger Consideration except as otherwise provided in this Agreement;
WHEREAS, the board of directors of the Company (the “Company Board”) has, by resolutions duly adopted, unanimously: (a) determined and declared that the Merger and the other transactions contemplated by this Agreement are advisable, fair to and in the best interests of the Company and its shareholders, including holders of Company CDIs representing shares of Company Stock (the “Company Shareholders”); (b) adopted this Agreement in accordance with the provisions of the Washington Business Corporation Act, Title 23B of the Revised Code of Washington (the “WBCA”); and (c) recommended that the Company Shareholders approve this Agreement and the Merger;
WHEREAS, the respective boards of directors of Parent and Merger Sub have, by resolutions duly adopted, unanimously determined and declared that the Merger and the other transactions contemplated by this Agreement are advisable and in the best interests of their respective stockholders and approved this Agreement, the Merger and the other transactions contemplated by this Agreement in accordance with applicable Law;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Persons listed on Exhibit A (the “Supporting Shareholders”) are entering into a voting and support agreement with Parent and the Company, substantially in the form attached as Exhibit B (the “Voting Agreement”), pursuant to which, among other things, they agree, subject to the terms thereof, to vote their respective shares of Company Stock or cause the shares of Company Stock represented by their respective Company CDIs to be voted in favor of the approval of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; and
WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated hereby and also to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:
ARTICLE I
THE MERGER
SECTION 1.01.     The Merger. At the Effective Time and upon the terms and subject to the conditions set forth in this Agreement, and pursuant to the applicable provisions of the WBCA, (a) Merger Sub shall be merged with and into the Company (the “Merger”), (b) the separate corporate existence of Merger Sub shall cease, and (c) the Company shall continue as the surviving corporation in the Merger and a wholly-owned subsidiary of Parent (the “Surviving Corporation”).
SECTION 1.02.     Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the WBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
SECTION 1.03.    Articles of Incorporation; Bylaws. At the Effective Time:
a.the articles of incorporation of the Surviving Corporation shall be amended and restated in the form attached hereto as Exhibit C (the “Articles of Incorporation”) until thereafter amended as provided by the WBCA and such Articles of Incorporation; and
b.the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended; provided, however, that at the Effective Time, references to Merger Sub therein shall be replaced by the name of the Surviving Corporation.
SECTION 1.04.    Directors and Officers. The initial directors of the Surviving Corporation shall be the individuals who served as the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the individuals who served as officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.
SECTION 1.05.     Closing. The consummation of the Merger (the “Closing”) shall take place on the second (2nd) Business Day after all of the conditions set forth in Article VI have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), unless this Agreement has been previously terminated pursuant to its terms or unless another date is agreed to in writing by Parent and the Company. The Closing shall be held remotely by exchange of documents and signatures (or their electronic counterparts). The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

SECTION 1.06.    Effective Time. In connection with the Closing, Parent and the Company shall cause the Merger to be made effective by filing Articles of Merger in the form attached hereto as Exhibit D (the “Articles of Merger”) with the Secretary of State of the State of Washington in accordance with the relevant provisions of the WBCA (the time of such filing (or such later time as may be agreed in writing by the Company and Parent and specified in the Articles of Merger) being the “Effective Time”).
ARTICLE II
EFFECT OF THE MERGER ON CAPITAL STOCK; PAYMENT FOR SHARES
SECTION 2.01.    Effect of the Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any actions on the part of Parent, the Company, Merger Sub, any Company Shareholder, or any holder of capital stock of Parent or Merger Sub:
a.Conversion of Company Stock. Each share of Company Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares, but including the shares of Company Stock that are underlying Company CDIs outstanding immediately prior to the Effective Time (the “Depositary Shares”) shall be converted automatically into and shall thereafter represent the right to receive an amount in cash equal to, without interest, the Merger Consideration. As of the Effective Time, all such shares of Company Stock shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders immediately prior to the Effective Time of certificates representing any such shares of Company Stock (each, a “Certificate”) or shares of Company Stock not represented by Certificates (“Book-Entry Shares”), including the Depositary Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in accordance with this Article II (subject to any applicable withholding Tax in accordance with Section 2.02(h)).
b.Capital Stock of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.
c.Cancellation of Treasury Stock. Any shares of Company Stock that are owned by the Company (or any of its direct or indirect Subsidiaries) immediately prior to the Effective Time (the “Excluded Shares”) shall be automatically canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.
d.Cancellation of Preferred Stock. Any shares of Preferred Stock that are issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor.
SECTION 2.02.    Surrender and Payment.
a.Paying Agent; Payment Fund. Prior to the Effective Time, Parent shall appoint paying agent(s) as necessary (collectively, the “Paying Agent”) to act as the agent(s) for the purpose of (i) exchanging the Merger Consideration for the cancellation of the shares of Company Stock as set forth in Section 2.01 and (ii) in respect of Depositary Shares over which

Company CDIs were on issue immediately prior to the Effective Time, exchanging the Merger Consideration for the cancellation of such Depositary Shares and paying such consideration to the holders of such CDIs as directed by the Depositary in the manner set forth in Section 2.02(b)(ii), and enter into agreement(s) with the Paying Agent on terms and conditions that are satisfactory to the Company in its reasonable discretion relating to the services to be performed by the Paying Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, for the benefit of the holders of shares of Company Stock (other than the Excluded Shares and Dissenting Shares, but including Depositary Shares), cash in Australian dollars with the Paying Agent in an amount sufficient to pay the aggregate amount of the Merger Consideration payable pursuant to Section 2.01(a). The aggregate Merger Consideration deposited with the Paying Agent shall, pending its disbursement to or as directed by such holders, be invested by the Paying Agent as directed by Parent. Any interest and other income from such investments shall become part of the funds held by the Paying Agent for purposes of paying the aggregate Merger Consideration, and any amounts in excess of the aggregate amount of the Merger Consideration payable pursuant to Section 2.01(a) shall be returned to the Surviving Corporation in accordance with Section 2.02(e). Nothing contained herein and no investment losses resulting from investment of the Merger Consideration deposited with the Paying Agent shall diminish the rights of any holder of Company Stock or Company CDIs to receive the Merger Consideration as provided herein, and in the event the funds on deposit with the Paying Agent are insufficient to pay the aggregate Merger Consideration, Parent shall deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that the Paying Agent has funds sufficient to pay the aggregate Merger Consideration. If the Closing occurs, Parent shall cause the Surviving Corporation to pay all expenses and charges arising out of the arrangement with the Paying Agent.
b.Payment Procedures
i. Promptly after the Effective Time, and in any event, not later than the second (2nd) Business Day thereafter, Parent shall cause the Paying Agent to mail to each holder of record of Company Stock (excluding the Depositary Shares) (A) a letter of transmittal (which, in the case of shares of Company Stock represented by Certificates, shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or effective affidavits of loss in lieu thereof pursuant to Section 2.02(d)) to the Paying Agent, and shall be in such form and have such other provisions as Parent and the Company may reasonably agree and shall be prepared prior to Closing) and (B) instructions for use in effecting the surrender of the Certificates (or effective affidavits of loss in lieu thereof in accordance with Section 2.02(d)) or Book-Entry Shares in exchange for payment of the Merger Consideration (subject to any applicable withholding Tax in accordance with Section 2.02(h)). Upon (x) surrender of Certificates for cancellation (or effective affidavits of loss in lieu thereof in accordance with Section 2.02(d)) to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto (and such other customary documents as may reasonably be required by the Paying Agent) or (y) in the case of Book-Entry Shares, receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, subject to any applicable withholding Tax in accordance with Section 2.02(h), the Merger Consideration, without interest, for each share of Company Stock so surrendered, and any Certificates surrendered shall forthwith be canceled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered (excluding the Depositary Shares), it shall be a condition of payment that the Person requesting such payment presents proper evidence (A) of transfer, accompanied by all documents required to evidence and effect such transfer and (B) of payment of any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such Certificate or Book-Entry Share surrendered (or shall have established to the reasonable satisfaction of the Paying Agent that no such Tax is payable).
ii. Prior to the Effective Time, Parent and the Company shall establish procedures to ensure that:
(A) the Company requests the ASX to suspend trading of Company CDIs so that there are at least two days on which settlement occurs on ASX prior to the Effective Time;
(B) the Paying Agent holds or is provided with a copy of, the register of Company Shares identifying the number of Depositary Shares as of immediately prior to the Effective Time and that number is equal to the number of Company CDIs on issue at that time;
(C) the Company, as attorney for the Depositary under Rule 13.5.8 of the ASX Settlement Operating Rules, directs the Paying Agent to pay (provided the Effective Time occurs) the Merger Consideration in respect of Depositary Shares to Company CDI holders as of immediately prior to the Effective Time (and not to the Depositary) as provided for in Rules 13.6.1 and 13.6.7(c) of the ASX Settlement Operating Rules;
(D) the Paying Agent holds or is provided with a copy of the register of Company CDI holders as of immediately prior to the Effective Time, including sufficient information for the Paying Agent to make payment to such Company CDI holders of the Merger Consideration promptly following the Effective Time pursuant to the direction set forth in Section 2.02(b)(ii)(B);
(E) at or promptly following the Effective Time, the Paying Agent reduces, as of the Effective Time, all holdings of Company CDIs to zero, thereby cancelling those CDIs which shall cease to exist as at that time; and
(F) promptly following the Effective Time, and in any event, not later than the second (2nd) Business Day thereafter, the Paying Agent makes payment of the Merger Consideration, without interest, to the holders of Company CDIs as of the Effective Time for each Company CDI held by such holders pursuant to the direction set forth in Section 2.02(b)(ii)(B).
c.Transfer Books; No Further Ownership Rights in Company Stock. At the Effective Time, the stock transfer books of the Company and the Company CDI register shall be closed, and thereafter there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Stock or on the Company CDI register of Company CDIs that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Certificates or Book-Entry Shares that evidenced ownership of shares of Company Stock and the registered holders of Company CDIs outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Stock and Company CDIs other than the right to receive the Merger Consideration, except as otherwise provided for herein (including with respect to Dissenting Shares) or by applicable Law. If, at any time after the Effective Time, Certificates, Book-Entry Shares or Company CDIs are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II, subject to applicable Law in the case of Dissenting Shares.
d.Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond, in such reasonable amount as Parent or the Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock formerly represented by such lost, stolen or destroyed Certificate as contemplated by this Article II.
e.Termination of Fund. On the date that is twelve (12) months after the Closing Date, the Paying Agent shall deliver to the Surviving Corporation any funds (including any interest received with respect thereto) that had been made available to the Paying Agent and that have not been disbursed in accordance with this Article II, and thereafter Persons entitled to receive payment pursuant to this Article II shall be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable pursuant to this Agreement, without any interest thereon. Any amounts remaining unclaimed by such Person by the earlier of (i) the fifth anniversary of the Closing Date and (ii) such time at which such amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of Parent (or, at Parent’s election, the Surviving Corporation), free and clear of all claims or interest of any Person previously entitled thereto.
f.No Liability. Notwithstanding any provision of this Agreement to the contrary, none of Parent, the Merger Sub, the Surviving Corporation, the Company, the Paying Agent or the Depositary shall be liable to any Person for Merger Consideration delivered to a public official pursuant to and in accordance with any applicable abandoned property, escheat or similar Law.
g.Dissenting Share Amounts. With respect to any Dissenting Shares, Parent shall only be required to deposit or cause to be deposited with the Paying Agent cash sufficient to pay the Merger Consideration in exchange for any such Dissenting Shares if the holder thereof fails to perfect or effectively withdraws or loses its right to appraisal under the WBCA. Any portion of the Merger Consideration deposited with the Paying Agent pursuant to Section 2.02(a) in respect of Dissenting Shares shall be returned to Parent upon demand.
h.Withholding Taxes. Parent, the Company, Merger Sub, the Surviving Corporation, the Paying Agent and the Depositary shall be entitled to deduct and withhold from any amount otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, the Treasury Regulations, or any applicable provision of state, local or non-U.S. Tax Law. To the extent that amounts are so properly deducted and withheld, such deducted and withheld amounts (i) shall be timely remitted to the applicable Governmental Entity and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
SECTION 2.03.     Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 2.01, shares of Company Stock issued and outstanding immediately prior to the Effective Time and held by a Company Shareholder who has not voted in favor of adoption of this Agreement and who is entitled to demand and has properly exercised dissenters’ rights with respect to such shares in accordance with the WBCA (such shares of Company Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise waives, withdraws, or loses such holder’s dissenters’ rights under the WBCA with respect to such shares and may include shares of Company Stock held by the Depositary in respect of which (a) no vote in favor of adoption of this Agreement was cast by the Depositary and (b) all actions have been taken by or on behalf of the beneficial owner of such shares to properly exercise dissenters’ rights in accordance with the WBCA (whether directly on instruction of a holder of Company CDIs or by a person, including holder of Company CDIs, as proxy for the Depositary) and shall not be converted into a right to receive the Merger Consideration, but instead shall be entitled to only such rights as are granted by Chapter 23B.13 of the WBCA; provided, however, that if, after the Effective Time, such holder fails to perfect, waives, withdraws, or loses such holder’s dissenters’ rights pursuant to Chapter 23B.13 of the WBCA or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Chapter 23B.13 of the WBCA, such shares of Company Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.01(a), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Book-Entry Share or, in respect of a Depositary Share, completion of the process in Section 2.02(b), as the case may be. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Stock, any waiver or withdrawal of any such demand, and any other demand, notice, or instrument received by the Company prior to the Effective Time that relates to such demand, and Parent shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, not to be unreasonably withheld, conditioned or delayed, the Company shall not make any payment with respect to, or settle, or offer to settle, any such demands.
SECTION 2.04.     Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company or Company CDIs shall occur, including by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Merger Consideration or the U.S Dollar Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.
SECTION 2.05.     Treatment of Stock Options and Other Stock-Based Compensation.
a.Vested Company Stock Options. The Company shall take all requisite action so that, at the Effective Time, each Vested Company Stock Option, shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of: (i) the aggregate number of shares of Company Stock subject to such Vested Company Stock Option; multiplied by (ii) the excess, if any, of the U.S. Dollar Merger Consideration over the U.S. Dollar per share exercise price under such Vested Company Stock Option, less any Taxes required to be withheld in accordance with Section 2.02(h) (the “Vested Company Stock Option Consideration”). For the avoidance of doubt, in the event that the U.S. Dollar per share exercise price under any Vested Company Stock Option is equal to or greater than the U.S. Dollar Merger Consideration, such Company Stock Option shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect. Parent shall cause the Surviving Corporation to pay no later than five (5) Business Days following the Closing Date the aggregate Vested Company Stock Option Consideration payable with respect to each of the Vested Company Stock Options through the Surviving Corporation’s payroll (subject to any required Tax withholdings) to the applicable holders of such Vested Company Stock Options. Notwithstanding the foregoing, if any payment owed to a holder of Vested Company Stock Options cannot be made through the Surviving Corporation’s payroll system or payroll provider, then Parent shall cause the Surviving Corporation to issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event later than five (5) Business Days following the Closing Date).
b.Vested Company Restricted Stock Units. The Company shall take all requisite action so that, at the Effective Time, each Vested Company RSU, shall, by virtue of the Merger and without any action on the part of the holder thereof, shall be cancelled and converted automatically, in accordance with the procedures set forth in this Agreement, into the right to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the U.S. Dollar Merger Consideration, less any Taxes required to be withheld with respect to such Company RSU in accordance with Section 2.02(h) (the “Vested Company RSU Consideration”). Parent shall cause the Surviving Corporation to pay no later than five (5) Business Days following the Closing Date the aggregate Vested Company RSU Consideration payable with respect to each of the Vested Company RSUs through the Surviving Corporation’s payroll (subject to any required Tax withholdings) to the applicable holders of such Vested Company RSUs. Notwithstanding the foregoing, if any payment owed to a holder of Vested Company RSUs cannot be made through the Surviving Corporation’s payroll system or payroll provider, then Parent shall cause the Surviving Corporation to issue a check for such payment to such holder, which check will be sent by overnight courier to such holder promptly following the Closing Date (but in no event later than five (5) Business Days following the Closing Date).

c.Unvested Company Stock Options; Unvested Company Restricted Stock Units.
i. Section 2.05(c) of the Company Disclosure Schedule sets forth the Accelerable Company Stock Options and the Accelerable Company RSUs.
ii. Each Accelerable Company Stock Option shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the contingent right to receive from Parent and the Surviving Corporation, an aggregate amount in cash, without interest, equal to the product of: (x) the aggregate number of shares of Company Stock subject to such Accelerable Company Stock Option; multiplied by (y) the excess, if any, of the U.S. Dollar Merger Consideration over the U.S. Dollar per share exercise price under such Accelerable Company Stock Option, less any Taxes required to be withheld in accordance with Section 2.02(h) (the “Converted Company Stock Option Contingent Cash Award”). Each Converted Company Stock Option Contingent Cash Award shall continue to have, and shall be subject to, the same terms and conditions concerning forfeiture and double trigger acceleration applied to the corresponding Accelerable Company Stock Options immediately prior to the Effective Time, including pursuant to the terms of any applicable Company Equity Incentive Plan, award agreement, or employment, severance or similar agreement, in each case, as in effect on the date hereof or entered into, amended or modified as permitted by this Agreement. If the Converted Company Stock Option Contingent Cash Award accelerates, then the Surviving Corporation shall pay such Converted Company Stock Option Contingent Cash Award to the applicable holder thereof following the last day of employment of such holder. Except for the Accelerable Company Stock Options with a U.S. Dollar per share exercise price less than the U.S. Dollar Merger Consideration, all Unvested Company Stock Options shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.
iii. Each Accelerable Company RSU shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the contingent right to receive from Parent or the Surviving Corporation an aggregate amount in cash, without interest, equal to the U.S. Dollar Merger Consideration, less any Taxes required to be withheld with respect to such Accelerable Company RSU in accordance with Section 2.02(h) (a “Converted Company RSU Contingent Cash Award”). Each Converted Company RSU Contingent Cash Award shall continue to have, and shall be subject to, the same terms and conditions concerning forfeiture and double trigger acceleration applied to the corresponding Accelerable Company RSUs immediately prior to the Effective Time, including pursuant to the terms of any applicable Company Equity Incentive Plan, award agreement, or employment, severance or similar agreement, in each case, as in effect on the date hereof or entered into, amended or modified as permitted by this Agreement. If the Converted Company RSU Contingent Cash Award accelerates, then the Surviving Corporation shall pay such Converted Company RSU Contingent Cash Award to the applicable holder thereof following the last day of employment of such holder. Except for the Accelerable Company RSUs, all Unvested Company RSUs shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.
d.Resolutions and Other Company Actions. At or prior to the Effective Time, the Company and the Company Board shall adopt any resolutions and take any actions (including using reasonable best efforts to obtain any necessary employee consents) that may be necessary to effectuate the provisions of Sections 2.07(a), (b), and (c).
e.Notices. Promptly after the execution of this Agreement, the Company may mail to each holder of outstanding Company Stock Options and Company RSU Awards a letter (i) providing all notices related to this Agreement and the Merger to which such holders are entitled pursuant to the terms of the applicable Company Equity Incentive Plan or otherwise, and (ii) describing the treatment of and consideration, if any, for such Company Stock Options and Company RSUs pursuant to this Section 2.05 and providing instructions for use in obtaining such consideration (which instructions may provide that any cash payable to such holder pursuant to this Section 2.05 may be mailed to such holder or transferred to such holder by wire transfer at the option of the Company).
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent and Merger Sub that, except as (i) disclosed in the disclosure schedule delivered by the Company to the Parent simultaneously with the execution of this Agreement (the “Company Disclosure Schedule”); provided, that disclosures in any section or subsection of the Company Disclosure Schedule shall only address the corresponding Section or subsection of this Agreement, and such other Sections or subsections of this Agreement to the extent that it is reasonably apparent on its face that such disclosure is applicable to such other Sections or subsections or (ii) disclosed in the Company SEC Documents or Company ASX Documents (but excluding any statements in “Risk Factors” or similar sections contained therein or any forward looking statement or other statements that are cautionary, predictive or speculative in nature), as of the date hereof and as of the Closing:
SECTION 3.01.     Organization.
a.The Company is a corporation duly incorporated and validly existing under the Laws of the State of Washington. The Company has the requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to conduct the Company Business as currently conducted.
b.The Company is duly qualified and, where applicable, in good standing to do business as a foreign or extra-provincial entity in each jurisdiction in which such qualification is necessary for the conduct of the Company Business as currently conducted by the Company, except for such jurisdictions where the failure to be so qualified or, where applicable, in good standing, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Prior to the date of this Agreement, complete and correct copies of the Company’s Organizational Documents in effect as of the date of this Agreement have been made available to Parent. The Company is not in violation of its Organizational Documents in any material respect.
SECTION 3.02.     Authority; Execution and Delivery; Enforceability.
a.The Company has the requisite corporate power and authority to execute and deliver, and, subject to obtaining the Company Shareholder Approval, to perform its obligations under, and to consummate the transactions contemplated to be consummated by it pursuant to, this Agreement. The Company has taken all corporate action required by its Organizational Documents to authorize the execution and delivery of, and the performance of its obligations under, and the consummation of the transactions contemplated to be consummated by it pursuant to, this Agreement. This Agreement has been duly executed and delivered by the Company, and (assuming the due authorization, execution and delivery by each of the other Parties) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar Laws affecting the enforcement of creditors’ rights generally and to general equitable principles (the “Enforceability Exceptions”).
b.The Company Board has duly and unanimously adopted resolutions (i) adopting this Agreement, (ii) declaring this Agreement, the Merger and the other transactions contemplated by this Agreement advisable, fair to and in the best interests of the Company Shareholders, (iii) resolving to submit this Agreement to the Company Shareholders for approval, and (iv) recommending that the Company Shareholders approve this Agreement and the Merger (the “Company Board Recommendation”).
SECTION 3.03.     Non-Contravention and Approvals.
a.The execution, delivery and performance by the Company of this Agreement do not, and the consummation by the Company of the transactions contemplated to be consummated by it pursuant to this Agreement will not, (i) assuming the Company Shareholder Approval is obtained, contravene, conflict with or violate its Organizational Documents, (ii) subject to obtaining or delivering (as applicable) the Consents set forth in Section 3.03(a) of the Company Disclosure Schedule, with or without notice, lapse of time or both, result in any acceleration, violation or breach of, or constitute a default under, require notice pursuant to, or give rise to any right of termination or cancellation of or payment under, or loss of any material benefit under, any Company Material Contract, (iii) subject to obtaining the Consents referred to in Section 3.03(c), violate any (A) judgment, order, writ, injunction, decree or ruling of a Governmental Entity (“Judgment”), or (B) U.S. or foreign federal, national, supranational, state, provincial, municipal or local or administrative statute, law (including common law), ordinance, rule, code, treaty or regulation or other pronouncement of any Governmental Entity having the effect of law (“Law”), in either case ((A) or (B)), to which the Company or a Company Subsidiary is subject, or (iv) result in the creation of any mortgages, liens, security interests, pledges or other encumbrances of any kind (collectively, “Liens”) (other than Permitted Liens or Liens arising from any act of Parent or its Affiliates) upon the shares of Company Stock or the properties, rights or assets of the Company or the Company Subsidiaries, except, in the case of clauses (ii), (iii) and (iv), for any such items that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
b.The only votes and approvals required under the WBCA and under the Organizational Documents of the Company to authorize the execution and delivery of this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement are: (x) the Company Board Recommendation, (y) the approval of this Agreement by the affirmative vote (in person or by proxy) of the holders of a majority of the issued and outstanding shares of Company Stock, including shares of Company Stock represented by the Company CDIs (which shall be voted by the Depositary in accordance with the voting instructions of holders of the Company CDIs), entitled to vote at the Company Shareholders Meeting (the “Company Shareholder Approval”), and (z) to the extent ASX has not waived its requirement to obtain shareholder approval in relation to the treatment of the Company Stock Options and Company RSU Awards as set out in Section 2.05, the affirmative vote (in person or by proxy) of the holders of a majority of the issued and outstanding shares of Company Stock (which shall be voted by the Depositary in accordance with the voting instructions of holders of Company CDIs) entitled to vote at the Company Shareholders Meeting, disregarding the votes of any holders of such Company Stock Options and Company RSU Awards, in relation to the treatment of the Company Stock Options and Company RSU Awards as set forth in Section 2.05 (the “Adjustment Approval”).
c.No consent, approval, notice to or authorization of, or registration, declaration or filing with (each, a “Consent”), any federal, state, provincial, national, supranational local, municipal or foreign court of competent jurisdiction, tribunal, governmental or regulatory agency, authority, instrumentality or other governmental, quasi-governmental or regulatory body (foreign or domestic) (a “Governmental Entity”) is required to be obtained or made under applicable Law by the Company or any Company Subsidiary for the execution, delivery and performance by the Company of this Agreement or the consummation of the Merger or other transactions contemplated by this Agreement, other than (i) those Consents set forth in Section 3.03(c) of the Company Disclosure Schedule, (ii) the filing of the Articles of Merger with the Secretary of State of the State of Washington pursuant to the WBCA, (iii) the filing of the Company Proxy Statement in definitive form with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement, (iv) the filing of the Company Proxy Statement with the ASX and other filings required under, and compliance with other applicable requirements of the ASX Listing Rules and ASX Settlement Operating Rules to facilitate the Merger in compliance with the ASX Listing Rules and the ASX Settlement Operating Rules, (v) such Consents as may be required under applicable state securities or “blue sky” Laws, and (vi) any Consent the failure of which to obtain or make, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
SECTION 3.04.     Capitalization; Subsidiaries.
a.As of the date of this Agreement, the Company has (i) 550,000,000 authorized shares of common stock, no par value per share (the “Company Stock”) and (ii) 10,000,000 authorized shares of preferred stock, no par value (“Preferred Stock”). As of the close of business on June 5, 2023, (i) 259,544,567 shares of Company Stock are issued and outstanding, of which 258,469,667 shares of Company Stock are represented by 258,469,667 Company CDIs, (ii) no shares of Preferred Stock are issued and outstanding, and (iii) 763,511shares of Company Stock are represented by 763,511 Company CDIs and held by the Company in its treasury. Except as set forth above, there are no shares of capital stock or other equity securities of any class of the Company or any bonds, debentures, notes or other indebtedness of the Company having the right to vote authorized, issued, reserved for issuance, held as treasury securities or outstanding. The outstanding shares of Company Stock have been duly authorized, validly issued and are fully paid and non-assessable and have not been issued in violation of any securities Laws.

b.As of June 4, 2023, (i) 763,511 shares of Company Stock represented by Company CDIs are held by the Company with respect to the exercise of outstanding Company Stock Options by the holders thereof, (ii) no shares of Company Stock were reserved for issuance pursuant to outstanding Company RSUs and (iii) 17,005,551 Company RSUs are unvested and 133,905 Company RSUs are vested but have not yet been released. Section 3.04(b) of the Company Disclosure Schedule sets forth, as of June 4, 2023, a list of each outstanding Company Equity Award granted under the Company Equity Incentive Plans and: (A) the name or employee I.D. number of the holder of such Company Equity Award; (B) the number of shares of Company Stock subject to such outstanding Company Equity Award; (C) if such Company Equity Award is a Company Stock Option, the exercise price of such Company Equity Award; (D) the date on which such Company Equity Award was granted or issued; (E) if applicable, the vesting, repurchase, or other lapse of restrictions schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof; and (F) with respect to Company Stock Options, the date on which such Company Stock Option expires. All shares of Company Stock subject to issuance under the Company Equity Incentive Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable.
c.Except for the Contracts set forth on Section 3.04(c) of the Company Disclosure Schedule, there are no Contracts to which the Company is a party obligating the Company to accelerate the vesting of any Company Equity Award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events). Other than the Company Equity Awards, as of the date hereof, there are no outstanding: (A) securities of the Company or any Company Subsidiary convertible into or exchangeable for any bonds, debentures, notes or other indebtedness of the Company or any of the Company Subsidiaries having the right to vote or shares of capital stock of the Company; (B) options, warrants, or other agreements or commitments to acquire from the Company or any Company Subsidiary, or obligations of the Company or any Company Subsidiary to issue, any bonds, debentures, notes or other indebtedness of the Company or any of the Company Subsidiaries having the right to vote or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company or any Company Subsidiary. All outstanding Company Equity Awards, and all outstanding shares of capital stock, voting securities, or other ownership interests in any Company Subsidiary, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.
d.Section 3.04(d) of the Company Disclosure Schedule sets forth a complete and correct list of the Company’s Subsidiaries (the “Company Subsidiaries”), including the name and jurisdiction of organization of each such Company Subsidiary and the holder of the issued and outstanding capital stock of or other equity interest in each such Company Subsidiary. The Company owns, directly or indirectly, all of the issued and outstanding equity interests or other voting securities of the Company Subsidiaries. There are no options, warrants, convertible securities, rights of first refusal, preemptive rights, subscription rights, “phantom” stock rights, puts, calls, stock appreciation rights, stock-based performance units, or other rights, agreements, arrangements or commitments of any kind relating to any equity interests of any Company Subsidiary, obligating any Company Subsidiary or any of its Affiliates to issue or sell any equity interests in such Company Subsidiary or obligating the Company or any of its Affiliates to issue or sell any equity interests in any Company Subsidiary. The Company does not own, directly or indirectly, any shares of capital stock or other equity interests of any Person other than the Company Subsidiaries.
e.Each Company Subsidiary is a corporation or other legal entity duly incorporated or formed, as applicable, validly existing and in good standing (where such status is applicable) under the Laws of the jurisdiction of its formation, except in the case of the Company Subsidiaries where the failure to be so incorporated or formed, exist or be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Company Subsidiary has the requisite organizational power and authority to own, lease or otherwise hold its properties and assets and to conduct the Company Business as currently conducted. Each Company Subsidiary is duly qualified and, where applicable, in good standing to do business as a foreign or extra-provincial entity in each jurisdiction in which such qualification is necessary for the conduct of the Company Business as currently conducted by such Company Subsidiary, except for such jurisdictions where the failure to be so qualified or, where applicable, in good standing, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Prior to the date of this Agreement, materially complete and correct copies of the Company Subsidiaries’ Organizational Documents in effect as of the date of this Agreement have been made available to Parent. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company Subsidiaries are not in violation of their respective Organizational Documents.
SECTION 3.05    Financial Statements; No Undisclosed Liabilities; No Off-Balance Sheet Arrangements.
a.Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Company SEC Documents (the “Financial Statements”): (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q or other rules and regulations of the SEC); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations and cash flows of the Company and the consolidated Company Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).
b.No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities that would be required under GAAP to be reflected on a consolidated balance sheet of the Company other than liabilities that: (i) are reflected or reserved against in the unaudited consolidated balance sheet of the Company dated as of March 31, 2023 (“Company Balance Sheet Date”) contained in the Company SEC Documents filed prior to the date hereof (including in the notes thereto) (the “Company Balance Sheet”); (ii) were incurred since the Company Balance Sheet Date in the Ordinary Course; (iii) are incurred in connection with the transactions contemplated by this Agreement; or (iv) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
c.No Off-Balance Sheet Arrangements. Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any Company Subsidiary, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any material “off-balance sheet arrangements” (as defined in Item 303(a)of Regulation S-K promulgated by the SEC).
SECTION 3.06.     SEC Filings; Sarbanes-Oxley Compliance; ASX Filings.
a.SEC Filings. The Company has filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and schedules thereto and all other information incorporated by reference) required to be filed or furnished by it with the SEC (the “Company SEC Documents”). As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), none of the Company SEC Documents, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents. No Company Subsidiary is required to file or furnish any forms, reports, or other documents with the SEC and neither the Company nor any Company Subsidiaries are required to file or furnish any material forms, reports, or other documents with any securities regulation (or similar) regime of a non-United States Governmental Entity except for the ASX.
b.Internal Controls. The Company has established and maintains a system of “internal controls over financial reporting”(as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act, as applicable) that are designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transaction and dispositions of the assets of the Company and the Company Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and the Company Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company and the Company Subsidiaries that could have a material effect on the Financial Statements.
c.Disclosure Controls and Procedures. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act, as applicable) are designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and principal accounting officer of the Company required under the Exchange Act with respect to such reports. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and the Company Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a significant role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and the Company Subsidiaries.
d.Accounting, Securities, or Other Related Complaints or Reports. During the three-year period immediately preceding the date of this Agreement, to the Knowledge of the Company, none of the Company or any Company Subsidiaries nor any officer of the Company or any Company Subsidiaries has received any substantive written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of the Company or any Company Subsidiaries.
e.ASX Filings.
i. Except as set forth on Section 3.06(e)(i) of the Company Disclosure Schedule, the Company has filed with or furnished to the ASX, on a timely basis, all forms, statements, certifications, documents and reports required to be filed by it with, or furnished to, the ASX pursuant to applicable Laws and ASX Listing Rules (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, as such statements and reports may have been amended since the date of their filing, the “Company ASX Documents”).
ii. Except as set forth on Section 3.06(e)(ii) of the Company Disclosure Schedule, as of their respective filing dates, or in the case of amendments thereto, as of the last such amendment, the Company ASX Documents complied in all material respects in form and content with the requirements of all Laws, including the ASX Listing Rules, applicable to such Company ASX Documents, and none of the Company ASX Documents as of such respective dates (or, if amended, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or deceptive.
iii. The Company’s disclosure controls and procedures and internal control over financial reporting are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes to the ASX is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the ASX, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
iv. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the ASX and has not received any notice from the ASX asserting any material noncompliance with such rules and regulations.
SECTION 3.07.     Absence of Changes. Since the Company Balance Sheet Date through the date of this Agreement:
a.except for matters relating to the transactions contemplated hereby, the Company Business has been conducted in the Ordinary Course in all material respects;
b.there has not been or occurred a Company Material Adverse Effect or any event, condition, change, or effect that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
c.there has not been or occurred any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of the covenants set forth in clauses (a), (b), (d), (e), (j), (l), (m), (n) or (q) of Section 5.01; and
d.neither the Company nor any Company Subsidiary has repurchased, prepaid, or incurred any indebtedness for borrowed money or guaranteed any such indebtedness of another Person other than incurring any indebtedness under the Company Credit Agreement, (ii) issued or sold any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of the Company Subsidiaries, (iii) guaranteed any debt securities of another Person, (iv) entered into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than a Company Subsidiary) or entered into any arrangement having the economic effect of any of the foregoing.
SECTION 3.08.     Real and Personal Property.
a.Neither the Company nor any Company Subsidiary owns any real property. Section 3.08(a) of the Company Disclosure Schedule sets forth a complete and correct list of all real property and interests in real property leased, subleased or licensed by the Company and the Company Subsidiaries (each, a “Leased Real Property”). The Company has made available to

Parent a materially true and complete copy of each written lease, sublease or license with respect to the Leased Real Property, and in the case of any oral lease, sublease or license with respect to the Leased Real Property, a written summary of the material terms of such oral lease, sublease or license. The Company or the applicable Company Subsidiary has legal, valid and existing leasehold estates or, as the case may be, leasehold interests, in all its respective Leased Real Property. Except as set forth on Section 3.08(a) of the Company Disclosure Schedule, none of the Leased Real Property is subject to a sublease, assignment, sublicense or similar agreement entered into by the Company or any of the Company Subsidiaries that grants to any Third Party any occupancy or use rights for any Leased Real Property and no Third Party is in possession of any Leased Real Property. As of the date of this Agreement, neither the Company nor any Company Subsidiary has received written notice of any condemnation by any Governmental Entity pending or, to the Knowledge of the Company, threatened, in each case with respect to any Leased Real Property.
b.The Company and the Company Subsidiaries own and have good and marketable title to, or in the case of leased assets, valid leasehold interests in, all of the material tangible assets shown on the Company Balance Sheet, in all cases free and clear of any Liens other than Permitted Liens. The material tangible personal property of the Company and the Company Subsidiaries, taken as a whole, are in good operating condition in all material respects and are capable of being used for their intended purposes, with repair, normal wear and tear excepted.
SECTION 3.09.     Intellectual Property.
a.Section 3.09(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a complete and correct list of all registered Intellectual Property, and Intellectual Property in respect of which an application for registration has been made (other than social media accounts), in each case, that constitutes Owned Intellectual Property, in each case, that have not expired, lapsed or been cancelled, abandoned, withdrawn or otherwise terminated (collectively, “Registered IP”). As of the date of this Agreement, all Registered IP (other than Patents) that is issued, granted or registered is, to the Knowledge of the Company, valid and subsisting and all Registered IP that is the subject of an application is subsisting, and, to the Knowledge of the Company, all Patents of the Company that have been issued, granted or registered are valid and subsisting. The Owned Intellectual Property, including the Registered IP, is or will be at Closing owned exclusively by the Company or a Company Subsidiary free and clear of all Liens, except for Permitted Liens and except that the foregoing representation does not pertain to any infringement or misappropriation or violation of any Intellectual Property by the Company or any Company Subsidiary.
b.Section 3.09(b) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a complete and correct list of all Contracts (other than Incidental Licenses) currently in effect pursuant to which the Company or a Company Subsidiary (i) is granted any license or sublicense from a Third Party with respect to any Intellectual Property that is used in and material to the conduct of the Company Business as currently conducted and pursuant to which the Company or any Company Subsidiary made payments during the year ended December 31, 2022 in excess of $100,000 in the aggregate, or (ii) has granted any license or sublicense to any Third Party with respect to any material Company Intellectual Property (other than non-exclusive licenses granted to Third Parties in the Ordinary Course) (the agreements listed in Section 3.09(b) of the Company Disclosure Schedule, the “Company License Agreements”). The Company Intellectual Property constitutes all of the Intellectual Property used by the Company and the Company Subsidiaries in, and material to, the operation of the Company Business, as currently operated, except for any failure to own, license or otherwise obtain rights to any Intellectual Property as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as whole, and except that the foregoing representation does not pertain to any infringement or misappropriation or violation of any Intellectual Property by the Company or any Company Subsidiary.
c.Except as set forth on Section 3.09(c) of the Company Disclosure Schedule, no Registered IP that is used in and material to the conduct of the Company Business as currently conducted is the subject of any pending cancellation, nullification, interference, invalidity, concurrent use or opposition proceeding or other pending Proceeding (other than office actions and other communications received from any Governmental Entity in the normal course of prosecuting applications for issuance or registration of any Intellectual Property rights or any renewals, extensions or recordations thereof) contesting the validity, enforceability, registerability, use or ownership thereof in which the Company or a Company Subsidiary is a party.
d.None of the Company nor any of the Company Subsidiaries has received in the three-year period ending on the date of this Agreement any written notice alleging, and no Proceeding is pending or, to the Knowledge of the Company, threatened in writing, as of the date of this Agreement, against the Company or a Company Subsidiary by any Third Party claiming that the conduct of the Company Business as currently conducted infringes or misappropriates any Intellectual Property owned by such Third Party or challenging the ownership, enforceability or validity of any Owned Intellectual Property, except for such claims that have been satisfactorily resolved and without material restriction or limitation on the Company’s or such Company Subsidiary’s use of any of its Owned Intellectual Property or the conduct of the Company Business, as currently conducted, and except for any such claim that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. To the Knowledge of the Company, the conduct of the Company Business as conducted as of the date of this Agreement does not infringe or misappropriate any Intellectual Property owned by a Third Party, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. Notwithstanding anything to the contrary herein, this Section 3.09(d) constitutes the only representation and warranty of the Company with respect to any actual or alleged infringement or misappropriation by the Company or any Company Subsidiary of the Intellectual Property of any other Person.
e.To the Knowledge of the Company (provided, that for purposes of this Section 3.09(e) the obligation of reasonable inquiry in the definition of “Knowledge” does not require the Company, any Company Subsidiary or any individual to conduct, have conducted, obtain, or have obtained any freedom-to-operate opinions or similar opinions of counsel or any trademark or other Intellectual Property clearance or perform a prior art, use or similar search of public records relating to Intellectual Property or make inquiries of any third parties), no Third Party is infringing, misappropriating or otherwise violating any Owned Intellectual Property that is material to the Company Business, except for any such infringement, misappropriation or violation that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.
f.The Company and the Company Subsidiaries have taken reasonable steps to protect and maintain the confidentiality of their trade secrets and material confidential information that Company or the Company Subsidiaries intends to maintain as confidential, and, to the Knowledge of the Company, such trade secrets and material confidential information have not been used or disclosed to any Third Party, except pursuant to written confidentiality agreements entered into in the Ordinary Course or where the Company has elected not to maintain confidentiality in its reasonable business judgment, except any use or disclosure that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. All current and former natural-person independent contractors or consultants for the Company or a Company Subsidiary who created Intellectual Property for or on behalf of the Company or a Company Subsidiary currently used in the operations of the Company Business did so pursuant to a written agreement under which such Person agreed that any Intellectual Property arising from such work shall be owned by or licensed to the Company or a Company Subsidiary except for any Intellectual Property that would not, individually or in the aggregate, reasonably be expected to be material to Company and the Company Subsidiaries, taken as a whole. All current and former Employees who created Owned Intellectual Property currently used in the operations of the Company Business for or on behalf of the Company or a Company Subsidiary did so (i) pursuant to a written agreement under which such Person agreed that any such Intellectual Property arising from such work shall be owned by the Company or a Company Subsidiary or (ii) such that the Company owns such Intellectual Property by operation of law, and (C) within or outside the United States, and all such Company Intellectual Property are exclusively owned by the Company or a Company Subsidiary, except for any Intellectual Property that would not, individually or in the aggregate, reasonably be expected to be material to Company and the Company Subsidiaries, taken as a whole. In the three-year period immediately preceding the date of this Agreement, no former or current Employee or independent consultant or contractor of the Company or a Company Subsidiary involved in the development of any of the Owned Intellectual Property has alleged to the Company or a Company Subsidiary that he or she has any ownership rights, title or interest in any such Intellectual Property developed by such individual.
SECTION 3.10.     Software and IT Systems.
a.The Company IT Systems are adequate for, and operate in all material respects as required to support, the conduct of the Company Business as currently conducted, including implementation and compliance with generally accepted industry practices for data and system backup. The Company has in place, and during the three-year period immediately preceding the date of this Agreement has had in place, commercially reasonable disaster recovery and business continuity plans and procedures with respect to the Company IT Systems. The Company IT Systems are sufficient in all material respects to meet all service level requirements set forth in the Contracts with Material Company Customers such that neither the Company nor any Company Subsidiary has failed to meet any service level requirements set forth in the Contracts with Material Company Customers as a result of a material failure of the Company IT Systems that has resulted in the termination of any such Contracts with customers or material payment thereunder in accordance with the terms of the applicable Contract. The Company IT Systems are sufficient in all material respects to meet all security requirements set forth in the Contracts with Material Company Customers such that neither the Company nor any Company Subsidiary has failed to meet any such security requirements set forth in the Contracts with Material Company Customers that has resulted in the termination of any such Contracts with Material Company Customers or a material payment thereunder in accordance with the terms of the applicable Contract. The Company IT Systems are or will be at Closing owned exclusively by the Company or a Company Subsidiary, free and clear of all Liens (except for Permitted Liens), or leased or licensed pursuant to a duly authorized and valid Contract between the Company or a Company Subsidiary, on the one hand, and the counterparty, on the other hand, except for any Company IT Systems that Company or a Company Subsidiary sells, returns or otherwise disposes of in its reasonable business judgment or in the Ordinary Course and except for any Company IT Systems that would not, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole.
b.Neither the Company IT Systems nor the Company Software, in either case owned by the Company or a Company Subsidiary, or, to the Knowledge of the Company, neither the Company IT Systems nor the Company Software, in either case licensed to the Company or a Company Subsidiary, contains any virus, Trojan horse, worm or other software routines designed to permit unauthorized access to or to disable or otherwise harm the legitimate operation of software, hardware or data (“Virus”). The Company has implemented and maintains commercially reasonable physical, administrative and technical measures designed to protect against the introduction of any such Virus into the Company IT Systems and the Company Software.
c.Except as set forth in Section 3.10(c) of the Company Disclosure Schedule, during the three-year period immediately preceding the date of this Agreement, there has been no unauthorized access or use of any data material to the Company Business, the Company IT Systems that has materially disrupted or impaired the operation of the Company Business as currently conducted or that, to the Knowledge of the Company, has resulted in the breach, loss or unauthorized access or disclosure of customer information held by the Company or Company proprietary information, except in each case, as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. The Company has in place and maintains, and during the three-year period immediately preceding the date of this Agreement has, implemented and maintained commercially reasonable physical, administrative and technical measures designed to protect against any such unauthorized access, use or tampering of the Company IT Systems.
d.During the three-year period immediately preceding the date of this Agreement, no Open Source Software is or has been included, incorporated or embedded in, linked to, combined or distributed with or used in the development, maintenance, operation, delivery or provision of any Company Products in any manner that would (i) require Company and the Company Subsidiaries to make any public disclosure of, distribute or make generally available of any material, proprietary source code owned by the Company and the Company Subsidiaries, or

(ii) limit the rights of the Company and the Company Subsidiaries to enforce its Patents or other Intellectual Property rights in and to any material, proprietary source code against any Third Party, except in each case (i) and (ii), as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries.
e.The Company and the Company Subsidiaries have not, during the four year period immediately preceding the date of this Agreement, disclosed, and have no obligation (contingent or otherwise) to disclose, any material, proprietary source code to any escrow agent or other unaffiliated Person (and there currently is no such escrow arrangement in place), other than to employees or to Third Parties for the sole purpose of enabling them to provide software development services for the Company and the Company Subsidiaries and subject to reasonable confidentiality obligations and Intellectual Property assignment provisions.
SECTION 3.11.     Contracts.
a.Section 3.11(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a complete and correct list of the Contracts to which the Company or a Company Subsidiary is a party that are included within the following categories:
i. any Contract with (A) any vendor, supplier or other Third Party to whom the Company or a Company Subsidiary made payments during the calendar year of 2022 in excess of $150,000 in the aggregate other than Contracts with respect to Company Benefit Plans or any Leased Real Property or (B) any Material Company Customer (excluding, in each case, sales orders and purchase orders issued in the Ordinary Course);
ii. any Contract that sets forth the terms of a joint venture, partnership or other partial ownership arrangement or sharing of profits or losses with any other Person, in each case, that is material to the Company Business as currently conducted and under which there are continuing obligations by a party thereto (for clarity, excluding Contracts that contain any royalty arrangement but that do not otherwise contemplate a joint venture type arrangement);
iii. any Contract that limits or purports to limit or restrict the ability of the Company or a Company Subsidiary to compete or engage in any line of business or with any Person or in any geographic area or during any period of time, if such limitation or restriction would adversely impact the Company Business as currently conducted (and, for the avoidance of doubt, an obligation not to solicit or hire any employees or independent contractors will not be deemed to limit or restrict the ability of the Company or any Company Subsidiary to compete or engage in any line of business or with any Person or in any geographic area or during any period of time);
iv. any Contract (A) under which the Company or any Company Subsidiary incurs any indebtedness for borrowed money in excess of $100,000 or (B) that grants a Lien on any material asset of the Company or a Company Subsidiary (other than a Permitted Lien or a Lien that will be released as of the Closing);
v. any lease or sublease of Leased Real Property;
vi. any Contract (A) for the purchase, assignment, transfer or other acquisition of any business, material business line, all or substantially all of the assets of, or all or substantially all of the equity interests in any Person, (B) the disposition or sale of any business, material business line, all or substantially all of the assets of, or all or substantially all of the equity interests in any Person, in each case of clauses (A) or (B) that contains express representations, covenants, indemnities or other obligations (including indemnification, “earn out” or other contingent obligations) of the Company or any Company Subsidiary that are still in effect as of the date of this Agreement or (C) that contains a right of first refusal or similar right or option to acquire or exclusively license all or a material portion of the assets of the Company and the Company Subsidiaries taken as a whole;
vii. any Contract under which (A) any Third Party directly or indirectly guarantees any material liabilities or obligations of the Company or a Company Subsidiary or (B) the Company or a Company Subsidiary guarantees any material liabilities or obligations of any Third Party;
viii. any employment Contract for any Employee that as of the date of this Agreement has an annual base salary in excess of $200,000 (excluding any Contract providing for employment at-will);
ix. any Contract under which the Company or any Company Subsidiary receives as of March 31, 2023 contracted annual recurring revenue of $400,000 or more that provides any customer of the Company or any Company Subsidiary with pricing, discounts or benefits that change based on the pricing, discounts or benefits offered to the other customer(s) of the Company or such Company Subsidiary, including Contracts containing “most favored nation” or “favored pricing” provisions;
x. any Contract that provides for a settlement, conciliation or similar arrangement in connection with any Proceeding or threatened Proceeding, which includes any material non-monetary remedies that will continue, or pursuant to which the Company or a Company Subsidiary is required to make any payments in excess of $100,000, after the Closing; or
xi. (A) any Contract to which any U.S. federal Governmental Entity is a party and (B) any Contract under which the Company or any Company Subsidiary receives as of March 31, 2023 contracted annual recurring revenue of $300,000 or more to which any Governmental Entity other than U.S. federal Governmental Entities is a party (other than, in each case, Permits).
b.The Contracts set forth in Section 3.11(a) of the Company Disclosure Schedule and the Company License Agreements (collectively, the “Company Material Contracts”) are valid, binding and in full force and effect with respect to the Company or a Company Subsidiary, as applicable, and, to the Knowledge of the Company, each other party thereto, subject, as to enforcement, to the Enforceability Exceptions, except (i) to the extent that any Company Material Contract expires or is terminated in accordance with its terms, and (ii) for such failures to be valid and binding or to be in full force and effect that would not, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary is in material breach or material default under any Company Material Contract to which it is a party, and, to the Knowledge of the Company, no other party to any Company Material Contract is in material breach or material default thereunder. Except as set forth on Section 3.11(b) of the Company Disclosure Schedule, as of the

date of this Agreement, neither the Company nor any Company Subsidiary has given any oral or written notice or received any written notice, or to the Company’s Knowledge, any oral notice, terminating, not renewing, or expressing an intent to terminate or not to renew any Company Material Contract. The Company and each Company Subsidiary party to a Company Material Contract has performed in all material respects all obligations, if any, required to be performed by it pursuant to such Company Material Contract. Complete and correct copies of all Company Material Contracts, including all amendments and material statements of work thereto, have been made available to Parent, except to the extent such Company Material Contracts have been redacted to (i) enable compliance with Laws, or (ii) comply with confidentiality obligations owed to Third Parties.
c.With respect to each Contract listed or required to be listed on Section 3.11(a)(xii) of the Company Disclosure Schedule (“Government Contract”) or any bid which, if accepted, would result in a Government Contract (a “Government Bid”), except as set forth on Section 3.11(c) of the Company Disclosure Schedule: (i) the Company or a Company Subsidiary, as applicable, has complied in all material respects with all material terms and conditions of such Government Contract or Government Bid, including all clauses, provisions and requirements incorporated expressly by reference or by operation of Law therein; (ii) all representations and certifications executed, acknowledged or binding in such Government Contract or Government Bid were complete and correct in all material respects as of the dates they were made (or deemed made), and the Company or a Company Subsidiary, as applicable, has complied in all material respects with all such representations and certifications; (iii) all information submitted by the Company or a Company Subsidiary, as applicable, in support of the negotiation of the Government Contracts or Government Bids, or modifications thereto, or in support of requests for payments thereunder, was, as of the date of submission, accurate in all material respects except to the extent limited on such a date by a Company or Company Subsidiary qualification based on knowledge; (iv) no Governmental Entity nor any prime contractor, subcontractor or other Person has notified the Company or a Company Subsidiary, either in writing or, to the Knowledge of the Company, orally, that the Company or a Company Subsidiary within the past three years has materially breached or materially violated any Law, certification, representation, clause, provision or requirement pertaining to such Government Contract or Government Bid; (v) in the three-year period immediately preceding the date of this Agreement, neither the Company nor any Company Subsidiary has been notified in writing or, to the Knowledge of the Company, orally, by any Governmental Entity or any prime contractor that any such Government Contract has been terminated for default, and no cure notice or show cause notice is currently in effect pertaining to any such Government Contract; (vi) in the three-year period immediately preceding the date of this Agreement, to the Knowledge of the Company, no money due to the Company or a Company Subsidiary pertaining to such Government Contract has been withheld or offset nor has any claim been made in writing to withhold or offset money; and (vii) the Company, the Company Subsidiaries nor any of the Company’s Principals as that term is defined in Federal Acquisition Regulation 52.209-5 are not currently, and within the past three years have not been, suspended or debarred from doing business with a Governmental Entity, or, to the Company’s Knowledge, been proposed for suspension or debarment, or subject to a finding of non-responsibility or ineligibility for contracting with a Governmental Entity on a Government Bid.
SECTION 3.12.     Taxes.

a.For purposes of this Agreement:
“Code” means the Internal Revenue Code of 1986.
“Company Group” means the Company and each Company Subsidiary, both in the aggregate and individually, as the context requires.
“Income Tax” or “Income Taxes” means (i) all income or franchise Taxes imposed on or measured by income, (ii) all other Taxes reported on a Tax Return that includes such Taxes, and (iii) any interest, penalties and additions associated with the amounts described in clauses (i) and (ii) hereof.
“Income Tax Return” means any Tax Return required to be supplied with respect to any Income Tax.
“Tax” or “Taxes” means all forms of taxation imposed by any national, federal, state, provincial, local, non-U.S. or other Taxing Authority, including income, franchise, real or personal property (tangible or intangible), capital, sales, goods and services or harmonized sales taxes, use, excise, employment, unemployment, payroll, social security, estimated, value added, escheat, abandoned or unclaimed property, gross receipt, capital stock, production, business and occupation, disability, public pension, severance, ad valorem, transfer, recapture, withholding, health and other taxes of any kind, including any interest, penalties and additions thereto.
“Tax Period” means any period with respect to which Taxes are assessed or a Tax Return is filed or required to be filed under any applicable Tax Law or according to the applicable procedures of a Taxing Authority.
“Tax Return” means any report, return, claim for refund, statement, declaration, schedule, form, election, certificate or other information filed or required to be supplied to any Taxing Authority with respect to Taxes, including any amendment made with respect thereto.
“Taxing Authority” means any Governmental Entity authorized to administer or collect Taxes.
“Treasury Regulations” means the regulations promulgated under the Code.
b.All Income Tax Returns and other material Tax Returns filed with respect to the Company Group for all open years have been timely filed, and all such Tax Returns are complete and correct in all material respects to the extent such Tax Returns pertain to the Company Group. All Income Taxes and other material Taxes due and payable by or on behalf of the Company Group, whether or not shown or required to be shown in any Tax Return, have been paid in full or are being contested in good faith by appropriate proceedings, and appropriate reserves have been reflected therefor on the Financial Statements. There are no outstanding agreements or waivers extending the statutory period of limitations for assessments (other than any extensions automatically granted) applicable to any Income Tax Return or other material Tax Return required to be filed by the Company Group.
c.Solely with respect to the Income Taxes or other material Taxes of the Company Group, (i) no audit, examination or other administrative or court Proceeding is currently in progress and (ii) within the last three (3) years, no claims have been asserted or threatened by a

Taxing Authority in writing. There are no Liens for Taxes (other than Permitted Liens) with respect to the assets of the Company Group.
d.None of the Company Group has received from any Taxing Authority in a jurisdiction where the Company Group has not filed any Tax Returns any written claim that the Company Group is or may be subject to taxation by that jurisdiction, which claim has not been fully resolved.
e.The Company Group has withheld and paid to the appropriate Taxing Authority (to the extent they have become due) all material amounts of Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former Employee, officer, director, creditor, independent contractor, shareholder or other Third Party or Person.
f.None of the Company Group has requested or received any private letter ruling or written guidance issued by any Taxing Authority for Taxes of any of the Company Group that is currently in effect, and no request for such a ruling is currently pending.
g.None of the Company Group is a party to, is bound by or has any obligation under any Tax allocation or Tax sharing agreement, other than (i) any such agreement solely among the Company Group or (ii) any commercial agreement entered into in the Ordinary Course the primary subject matter of which is not Taxes.
h.None of the Company Group has been either a “distributing corporation” or a “controlled corporation” in a distribution occurring during the two-year period ending on the date of this Agreement in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.
i.None of the Company Group has engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b) with respect to any open years.
j.None of the Company Group is subject to a material amount of Taxes in any jurisdiction other than the country of its incorporation or formation by virtue of having a permanent establishment or other place of business.
k.The Company and each Company Subsidiary that is incorporated in the U.S. is properly treated as a corporation for U.S. federal income tax purposes.
l.The Company Group has collected (i) and, to the extent required, remitted all material sales, use, valued added, goods and services, and similar Taxes with respect to sales or leases made or services provided to its customers and (ii) all appropriate Tax exemption certificates and other documentation qualifying any sale, lease or provision of services as exempt for all material sales, leases or provision of services that are exempt from sales, use, valued added and similar Taxes and that were made without charging or remitting sales, use, valued added or similar Taxes.
m.None of the Company Group (i) has been a member of an affiliated, consolidated, combined, unitary or similar Tax Return (other than a group the common parent of which was the Company or any Company Subsidiary) or (ii) has any material liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations

Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law) as a transferee or successor, or otherwise as a matter of law.
n.None of the Company Group has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
o.The value of consideration paid or received by the Company Group for the acquisition, sale, transfer or provision of material property (including intangibles) or the provision of material services (including financial transactions) from or to an Affiliate of the Company Group, as applicable, was determined in compliance, in all material respects, with applicable transfer pricing Laws.
p.Since the Company Balance Sheet Date, none of the Company Group has incurred any material liability for Taxes outside the Ordinary Course that is not reflected on the unaudited balance sheet included in the Financial Statements.
q.None of the Company Group will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax Period (or portion thereof) beginning after the Closing Date as a result of any: (i) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) executed prior to the Closing; (ii) intercompany transactions occurring prior to the Closing or any excess loss account in existence at Closing described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or non-U.S. Tax Law); (iii) any change of, or use of an incorrect, method of accounting prior to the Closing under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law); (iv) installment sale or open transaction disposition made prior to the Closing; or (v) prepaid amount received or deferred revenue accrued prior to the Closing outside the Ordinary Course.
r.None of the Company Group has deferred the payment of any material Taxes pursuant to any COVID-19 Measures, except with respect to Taxes the liability for which has been satisfied and released in full.
SECTION 3.13.     Litigation. There are no Proceedings pending or, to the Knowledge of the Company, threatened in writing against the Company or a Company Subsidiary or any of their respective properties or assets that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. Neither the Company nor any Company Subsidiary nor any of their respective material properties or assets is party or subject to or in default under any unsatisfied Judgment, other than such Proceedings or Judgments that, individually or in the aggregate, would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, or would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby.
SECTION 3.14.     Employees; Benefit Plans.
a.For purposes of this Agreement:

“Employee” means an individual who has been designated by the Company or a Company Subsidiary as an employee of the Company or a Company Subsidiary.
“ERISA” means the Employee Retirement Income Security Act of 1974.
b.Section 3.14(b) of the Company Disclosure Schedule contains a complete and correct list of each retirement, pension, deferred compensation, medical, dental, disability, life, severance, change-in-control, retention, vacation, incentive bonus, fringe benefit, equity-based compensation, value creation plan, profit-sharing, performance award, and stock purchase plan or program sponsored, or other material fringe benefit, loan program, policy or arrangement maintained or contributed to by the Company or a Company Subsidiary and in which any Employee or former employee of the Company or a Company Subsidiary, or their dependents are eligible to participate, other than plans or programs required by applicable Law or that are maintained or administered by a Governmental Entity or are de minimis in nature or amount (whether or not an “employee benefit plan” within the meaning of Section 3(3) of ERISA) (each an “Employee Benefit Plan”). Section 3.14(b) of the Company Disclosure Schedule separately identifies those Employee Benefit Plans that are sponsored or maintained by the Company or a Company Subsidiary (each a “Company Benefit Plan”). Complete and correct copies of the following have been made available to Parent: (i) the current plan document, if any, for each Company Benefit Plan, including any amendments to the plan document; (ii) the most recent annual report (Form 5500 series), if any, filed with the Department of Labor with respect to each Company Benefit Plan; and (iii) the most recent summary plan description, including any summaries of material modifications provided with respect to any Company Benefit Plan. Prior to the date of this Agreement, the Company has made available to Parent a complete and correct list of all Employees of the Company and the Company Subsidiaries as of April 26, 2023, and for each such Employee, such Employee’s (A) employee ID number, (B) job title, (C) country where located, (D) if in the United States, state where located, (E) hourly rate or salary, and (F) whether such Employee is eligible for bonus or other incentive compensation.
c.In the three-year period immediately preceding the date of this Agreement, each Company Benefit Plan has been established, maintained, operated, funded and administered in compliance in all material respects in accordance with its terms and applicable Law (including ERISA and the Code), and, except as would not reasonably be expected to result in a material liability to the Company and the Company Subsidiaries, taken as a whole, all contributions, premiums and other payments required under the terms of each Company Benefit Plan or applicable Laws have been timely made.
d.Except as set forth on Section 3.14(d) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, either alone or in combination with another event (including any termination of employment on or following the Effective Time), (i) entitle any current or former directors, officers or employees of the Company or any Company Subsidiary to any compensation, severance pay, unemployment compensation or other payment or material benefit, (ii) accelerate the time of payment or vesting, cause the funding of (through a grantor trust or otherwise), or increase the amount of compensation or benefits due to any such current or former director, officer or employee of the Company or any Company Subsidiary or (iii) give rise to payments or benefits of any amount that would subject any current or former directors, officers, employees or independent contractors of the Company or any Company Subsidiary to Section 4999 of the Code or result in the non-deductibility of any such payments or benefits under Section 280G of the Code, determined without regard to any compensatory arrangements entered into by or at the direction of Parent or any of its Affiliates.
e.Neither the Company nor any Company Subsidiary has any material liability or obligation to provide post-employment medical or life insurance to any current or former Employees, except to the extent (i) required by Law, including under the Consolidated Omnibus Budget Reconciliation Act of 1985 and any similar state or local Law and (ii) coverage through the end of the month of retirement or other termination of employment or service.
f.No Company Benefit Plan is subject to Title IV of ERISA.
g.With respect to each Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (each such plan, a “Foreign Plan”), (i) except as would not reasonably be expected to result in a material liability to the Company and the Company Subsidiaries, taken as a whole, all required employer and employee contributions have been timely made or properly accrued; (ii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities; (iii) no Foreign Plan is a defined benefit plan; and (iv) no unfunded or underfunded liabilities exist with respect to any Foreign Plan, which are not properly accrued for in accordance with the applicable accounting standards of the relevant jurisdiction or covered by insurance.
h.Each of the Company and the Company Subsidiaries is, and for the past three years has been, in compliance in all material respects with all applicable Laws governing the employment of labor, including all contractual commitments and all such Laws relating to salaries, minimum wages, overtime hours, overtime wages, incentive or other compensation, statutory bonus, equal opportunity, fair labor standards, labor relations, pay equity, employment equity, occupational health and safety and accessibility, collective bargaining, discrimination, civil rights, safety and health, and workers’ compensation, compensation for accidents and occupation disease, COVID-19, medical bonus, maternity benefits, retrenchment compensation, gratuity payment, leave encashment, holiday pay, sick pay and the payment and withholding of social security and other payroll Taxes, in each case, to the extent applicable to each of the Company and the Company Subsidiaries. Except, as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, the Company and each Company Subsidiary has fully and timely paid all wages, salaries, wage premiums, prevailing wages, commissions, bonuses, fees, holidays and other compensation which have come due and payable to current and former Employees and independent contractors under applicable Law, contract, or policy. The Company and the Company Subsidiaries each has reasonably promptly, thoroughly and impartially investigated all allegations of discrimination and sexual harassment allegations of, or against, any employee, officer and director, which have been formally reported to the Company or Company Subsidiary, and with respect to each such meritorious allegation, the Company or Company Subsidiary as applicable has taken reasonably prompt corrective action that is reasonably calculated to prevent further discrimination and harassment. Neither the Company nor any Company Subsidiary is party to a settlement agreement with a current or former officer or employee who has directly serviced the Company

Business in the last three years that involves allegations of sexual harassment. To the Knowledge of the Company, in the last three years, no formal claims of sexual harassment have been made against any officer or member of the senior leadership team of the Company with respect to the conduct or alleged conduct of any such Employee during such Employee’s employment with the Company or any Company Subsidiary.
i.As of the date of this Agreement, except as set forth in Section 3.14(i) of the Company Disclosure Schedule, (i) no union or other collective bargaining unit or employee organizing entity is certified as representing any of the Employees or holds bargaining rights with respect to the Employees, (ii) no union or other collective bargaining unit or employee organizing entity is recognized by the Company or any Company Subsidiary as representing any of the Employees, (iii) to the Knowledge of the Company, there are no threatened or pending union organizing activities involving any Employees and (iv) no consent, notice or authorization is required from any union or other collective bargaining unit or employee organizing entity in connection with the Merger.
j.Except as set forth in Section 3.14(j) of the Company Disclosure Schedule, as of the date of this Agreement (i) there is no, pending, or to the Knowledge of the Company, threatened, Proceeding with respect to labor or employment or social security matters which, if adversely decided, may reasonably be expected, individually or in the aggregate, to create a liability in excess of $100,000, (ii) there are no, pending, or to the Knowledge of the Company, threatened in writing, labor strikes, slowdowns, stoppages, collective grievances, material disruptions or material claims of unfair collective labor practices against the Company or any of the Company Subsidiaries.
k.Except as set forth on Section 3.14(k) of the Company Disclosure Schedule, except as required by applicable Law, there is no Contract for the employment of any Employee that cannot be terminated at will or upon reasonable notice and without penalty (excluding any statutory redundancy payment or notice period required by Law). In the three-year period immediately preceding the date of this Agreement, neither the Company nor any Company Subsidiary has implemented any mass layoffs or plant closures (as defined by the WARN Act or any similar Law), and there are no such measures in effect that would continue with respect to the Company or any Company Subsidiary after the Closing.
l.Neither the Company nor any of its subsidiaries has any liabilities under the WARN Act or any similar Law that remain unsatisfied.
SECTION 3.15.     Compliance with Laws.
a.The Company and each of the Company Subsidiaries are, and during the three-year period immediately preceding the date of this Agreement have been, in compliance with all applicable Laws, except for such noncompliance that would not, individually or in the aggregate, reasonably be expected to be material to the Company and Company Subsidiaries, taken as a whole. During the three-year period immediately preceding the date of this Agreement, neither the Company nor any Company Subsidiary has received any written notice from a Governmental Entity that remains through the date hereof unresolved and alleges the conduct of the Company Business is not or may not be in compliance in any material respect with, or of a material failure to comply with, any Law or Judgment applicable to the Company or any of the Company

Subsidiaries or by which any properties or assets owned or used by the Company or any of the Company Subsidiaries are bound or affected. The Company and each of the Company Subsidiaries possesses all material licenses, permits, registrations, permanent certificates of occupancy, authorizations, and certificates from any Governmental Entity necessary to lawfully operate, use and maintain its assets in the manner in which they are currently operated, used and maintained and conduct the Company Business as currently conducted (collectively, “Permits”) and all such Permits are valid and in good standing (to the extent such concept is applicable) and are in full force and effect, except for any failure to possess such Permits or any failure of such Permits to be valid and in good standing that, individually or in the aggregate, would not have or be reasonably expected to have a Company Material Adverse Effect.
b.The Company and each of the Company Subsidiaries has filed each Form TD-F 90-22.1, Report of Foreign Bank and Financial Accounts, and each FinCEN Report 114, Report of Foreign Bank and Financial Accounts, to the extent required by applicable Law to be filed by the Company and each such Company Subsidiary, and all such forms are true, correct and complete in all material respects.
SECTION 3.16.     Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) the Company and each Company Subsidiary is in compliance with all applicable Environmental Laws; (b) as of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of the Company, threatened in writing against the Company or a Company Subsidiary for alleged noncompliance with or liability under any Environmental Law; and (c) there has been no release of any substance, material or waste defined or regulated as a hazardous or toxic substance, material or waste or as a pollutant or contaminant, or words of similar meaning by, any other substance, material or waste or for which liability or standards of conduct may be imposed under, any applicable Environmental Law at, on, under, or from any of the Leased Real Property so as to give rise to any material liability (contingent or otherwise) of the Company or any of the Company Subsidiaries under any Environmental Laws.
SECTION 3.17.     Healthcare Regulatory Compliance.
a.The Company Business is, and during the three-year period immediately preceding the date of this Agreement, has been, conducted in compliance in all material respects with all Healthcare Laws applicable to the Company Business; and the Company and the Company Subsidiaries have internal controls that are reasonably designed to ensure compliance in all material respects with all Healthcare Laws applicable to the Company Business. During the three-year period immediately preceding the date of this Agreement, neither the Company nor any Company Subsidiary has received written notice from any Governmental Entity of any actual or alleged material noncompliance by, or material liability of the Company or such Company Subsidiary under, any Healthcare Laws.
b.None of Company, the Company Subsidiaries or, to the Knowledge of the Company, the Company’s or the Company Subsidiaries’ officers, directors or Employees are or in the three-year period immediately preceding the date of this Agreement have been (i) excluded from participation under any Federal Health Care Program under (and as defined in) Section 1128 of the Social Security Act or otherwise suspended or debarred from contracting with the

U.S. federal government, or the subject of Proceedings initiated to impose such exclusion or debarment; or (ii) charged with or convicted (as defined in 42 C.F.R. §1001.2) of any of the categories of offenses described in Sections 1128(a) or 1128(b)(1), (b)(2) or (b)(3) of the Social Security Act.
c.Neither the Company nor any Company Subsidiary is, nor during the three-year period immediately preceding the date of this Agreement has been, subject to a corporate integrity agreement, deferred prosecution agreement, consent decree or settlement agreement with any Governmental Entity with respect to the conduct of the Company Business for which it has any continuing material reporting obligations pursuant to a settlement agreement or other remedial measure entered into with any Governmental Entity.
SECTION 3.18.     HIPAA; Privacy and Data Security.
a.Neither the Company nor any Company Subsidiary is a Covered Entity. The Company and the Company Subsidiaries, as applicable, are parties to Business Associate Agreements, as required by 45 C.F.R. Part 164, in each instance where the Company or the applicable Company Subsidiary acts as a Business Associate. The Company and each Company Subsidiary and, to the Knowledge of the Company, any Business Associate of the Company or any Company Subsidiary, is, or during the three-year period immediately preceding the date of this Agreement has been, in each case in all material respects: (i) in compliance with each such Business Associate Agreement; and (ii) in compliance with all requirements applicable to Business Associates under HIPAA that also are applicable to the Company and Company Subsidiaries. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, in each instance in which the Company or any Company Subsidiary has de-identified Protected Health Information of a customer or aggregated Protected Health Information of one customer with Protected Health Information of another customer with respect to the Company Business, the Company and such Company Subsidiary has complied with all Contracts to which the Company or any Company Subsidiary is a party and the HIPAA standards for de-identification set forth in 45 C.F.R. 164.514(b), in each case, as applicable.
b.(i) Neither the Company nor any Company Subsidiary is in receipt of, or has received, notice that it is, and, during the three-year period immediately preceding the date of this Agreement, has been, (A) the subject of an administrative proceeding by a Governmental Entity relating to compliance with HIPAA, nor is any such administrative proceeding pending or, to the Knowledge of the Company, threatened or (B) the subject of any pending or written claims for indemnification received by the Company or any Company Subsidiary from any Third Party for Proceedings arising from unauthorized use, disclosure, or access to customers’ Protected Health Information, in each case to the extent such pending or written claims relate to an alleged violation of HIPAA. (ii) Neither the Company nor any Company Subsidiary is or, during the three-year period immediately preceding the date of this Agreement, has been, experiencing or has experienced any Breach of Unsecured Protected Health Information, as “Breach” and “Unsecured Protected Health Information” are defined by HIPAA. (iii) Neither the Company nor any Company Subsidiary is in receipt of, or has received, notice that it is, and, during the three-year period immediately preceding the date of this Agreement, has been, (A) the subject of an administrative proceeding by a Governmental Entity relating to compliance with state privacy

Laws similar to HIPAA or patients’ privacy rights Laws, nor is any such administrative proceeding pending or, to the Knowledge of the Company, threatened or (B) the subject of any pending or written claims for indemnification received by the Company or any Company Subsidiary from any Third Party for Proceedings arising from unauthorized use, disclosure, or access to customers’ personal data deemed to be “data concerning health” as per Article 4 (15) of the GDPR. (iv) Neither the Company nor any Company Subsidiary is or, during the three-year period immediately preceding the date of this Agreement, has been, experiencing or has experienced any: (I) breach or other compromise of the privacy, integrity, confidentiality or security of Personal Information that required notification to an affected individual or a Governmental Entity under any applicable local Privacy and Security Law, including the GDPR; or (II) any other security breaches, loss of data, unauthorized access, unauthorized acquisition or unauthorized use of any Personal Information or other incidents that involved a material compromise of the privacy, integrity, confidentiality or security of Personal Information.
c.The Company and each Company Subsidiary is, and during the three-year period immediately preceding the date of this Agreement, has been, in each case in all material respects, (i) in compliance with (A) applicable local Privacy and Security Laws, including GDPR in applicable countries, and (B) the Company’s and the Company Subsidiaries’ published policies and procedures relating to data privacy, data security and data protection; (ii) performed security risk assessments with respect to the Company Business where required by applicable Privacy and Security Laws that apply to the Company Business (other than as required under HIPAA), and created and maintained documentation in accordance with such applicable Laws (the “Security Risk Assessment”); and (iii) addressed all threats and deficiencies identified in the Security Risk Assessment with respect to the Company Business in accordance with the applicable Laws.
d.The Company and the Company Subsidiaries use, and during the three-year period immediately preceding the date of this Agreement have used, commercially reasonable efforts to implement and maintain organizational, physical, administrative, and technical measures consistent with industry practices or required by Law designed to protect the confidentiality, integrity, and security of all Personal Information collected, held, processed, or otherwise controlled by the Company or the Company Subsidiaries and the information technology systems of the Company and the Company Subsidiaries against unauthorized access, acquisition, or use.
e.The Company and the Company Subsidiaries provide to their respective officers, directors and employees and agents all training required to be provided to them by HIPAA.
f.None of the software or applications developed, utilized, distributed or commercialized by the Company or any of the Company Subsidiaries are medical devices (as defined in 21 U.S. Code §321(h) of the Federal Food, Drug and Cosmetic Act) or are otherwise electronic products or other technology subject to the jurisdiction of the FDA or other regulatory authorities with jurisdiction over the development, commercialization or distribution of medical devices (as so defined).
SECTION 3.19.     Anti-Corruption; Trade Controls.
a.During the three years preceding the date of this Agreement, none of the Company, any Company Subsidiary, or their directors, officers or Employees has, and, to the

Knowledge of the Company, no other Representative of the Company or a Company Subsidiary while acting on behalf of the Company or a Company Subsidiary, has (i) offered, made, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person (including any customer or supplier) or Governmental Entity, (ii) made or paid any contribution, directly or indirectly, to a domestic or foreign political party or candidate using corporate funds or related in any way to the Company Business, or (iii) engaged in other unlawful activities or omissions, in each case ((i)-(iii)), in material violation of applicable Anti-Corruption Laws. The Company and the Company Subsidiaries have disclosure controls and procedures and an internal accounting controls system that are designed to provide reasonable assurances that material violations of Anti-Corruption Laws will be detected.
b.During the three-year period immediately preceding the date of this Agreement, none of the Company, any Company Subsidiary, or their directors, officers or Employees or, to the Knowledge of the Company, any other Representative of the Company or any Company Subsidiary while acting on behalf of the Company or any Company Subsidiary has violated in any material respect applicable sanctions, export and import, customers, anti-boycott and other foreign trade control Laws (collectively, “Customs & International Trade Laws”). Neither the Company nor any of the Company Subsidiaries has received any written notice that it is subject to any civil or criminal Proceedings as of the date of this Agreement relating to any alleged or actual violation of the Customs & International Trade Laws or Anti-Corruption Laws by the Company or any Company Subsidiary.
SECTION 3.20.     Insurance. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each insurance policy currently held by the Company or any Company Subsidiary with a non-captive Third Party insurer, other than any Company Benefit Plans (the “Insurance Policies”) is in full force and effect, (ii) premiums due and payable under the Insurance Policies have been paid on a timely basis and the Company is in compliance with all its obligations under the Insurance Policies, and (iii) neither the Company nor any Company Subsidiary has received any written notice of cancellation, nonrenewal, avoidance, rescission or material change in coverage with respect to any Insurance Policy nor has the termination of any such Insurance Policy been threatened in writing. There are no pending claims notified or asserted by the Company or any Company Subsidiary as to which any insurer under an Insurance Policy has denied coverage in whole or in part, or has reserved its rights to deny coverage in whole or in part.
SECTION 3.21.     Material Company Customers. Section 3.21 of the Company Disclosure Schedule sets forth a complete and correct list, as of the date of this Agreement, of the 20 largest customers of the Company and the Company Subsidiaries, on a consolidated basis, on the basis of revenues for services provided for the Company’s most recent fiscal year ended (“Material Company Customer”). Except as set forth in Section 3.21 of the Company Disclosure Schedule, as of the date of this Agreement, no Material Company Customer (i) has ceased or materially reduced its purchases of services from the Company and the Company Subsidiaries, or (ii) has otherwise terminated, materially reduced, not renewed, or provided or, to the Knowledge of the Company, threatened to provide, notice of its intent to terminate, materially reduce, or not renew, its relationship with the Company or any of the Company Subsidiaries.

SECTION 3.22.     Related Party Transactions. No Affiliates of the Company or the Company Subsidiaries (other than the Company and the Company Subsidiaries) or any officer or director of the Company or any Company Subsidiary, or any immediate family member of any such officer or director, is a party to any Contract, transaction, or arrangement with or binding upon the Company or the Company Subsidiaries that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act that has not been so disclosed (other than Employee Benefit Plans and Contracts otherwise related to the compensation of Employees).
SECTION 3.23.     Brokers and Finders. Except for Raymond James, there is no investment banker, broker, finder, financial advisor or other financial intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Affiliates that is or will become entitled to any fee or commission in connection with the Merger or the transactions contemplated by this Agreement payable by Parent or any of its Affiliates.
SECTION 3.24.     Books and Records. The minute books and stock record books of the Company and the Company Subsidiaries are true, complete and correct in all material respects and have been maintained in all material respects in accordance with applicable Law.
SECTION 3.25.     Proxy Statement. None of the information contained or incorporated by reference in the Company Proxy Statement will at the time of the mailing of the Company Proxy Statement to the Company Shareholders, at the time of the Company Shareholders Meeting, or at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Company Proxy Statement. The Company Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.
SECTION 3.26.     Fairness Opinion. The Company Board has received the opinion of Raymond James to the effect that, as of the date of this Agreement and based upon and subject to the qualifications and assumptions set forth therein, the Merger Consideration to be received by the Company Shareholders pursuant to this Agreement is fair, from a financial point of view, to such Company Shareholders, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked, or modified.
SECTION 3.27.     Anti-Takeover Laws. Assuming the accuracy of the representations and warranties set forth in Section 4.10, (i) the Company Board has taken all necessary actions so that the restrictions on significant business transactions set forth in Chapter 23B.19 of the WBCA are not applicable to this the Merger, or any of the other transactions contemplated by this Agreement, and (ii) no other “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign Laws (“Anti-Takeover Laws”) applicable to the Company is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

SECTION 3.28.     No Other Representations and Warranties. Except for the representations and warranties contained in Article IV, the Company hereby acknowledges that none of Parent, Merger Sub or any of their respective Affiliates, nor any other Person (a) makes or has made any other express or implied representation or warranty on behalf of Parent, Merger Sub, or any of their respective Affiliates or (b) will have or be subject to any liability to the Company or any other Person resulting from the distribution to the Company or any of its Representatives, or the use by the Company or any of its Representatives of, any such information, including any information, documents, projections, forecasts or other material made available to the Company or its Representatives in expectation of the transactions contemplated by this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub, jointly and severally, represent and warrant to the Company as follows, with each such representation and warranty subject to such exceptions, if any, as are set forth in the disclosure schedule of Parent (the “Parent Disclosure Schedule”). Disclosures in any section or subsection of the Parent Disclosure Schedule shall only address the corresponding Section or subsection of this Agreement and such other Sections or subsections of this Agreement to the extent that it is reasonably apparent on its face that such disclosure is applicable to such other Sections or subsections.
SECTION 4.01.     Organization. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its organization.
SECTION 4.02.     Authority; Execution and Delivery; Enforceability. Each of Parent and Merger Sub has the requisite organizational power and authority to execute and deliver, and to perform its obligations under, and to consummate the transactions contemplated to be consummated by it pursuant to, this Agreement. Each of Parent and Merger Sub has taken all organizational action required by its Organizational Documents to authorize the execution and delivery of this Agreement, and the performance of each of their obligations under, and the consummation of the transactions contemplated to be consummated by it pursuant to, this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and (assuming the due authorization, execution and delivery of this Agreement by the Company) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, as to enforcement, to the Enforceability Exceptions.
SECTION 4.03.     Non-Contravention and Approvals.
a.The execution, delivery and performance by each of Parent and Merger Sub of this Agreement do not, and the consummation by Parent and Merger Sub of the transactions contemplated to be consummated by it, as applicable, pursuant to this Agreement will not, (i) violate the Organizational Documents of Parent or Merger Sub, as applicable, (ii) result in any acceleration, violation or breach of, or constitute a default under, require notice pursuant to, or give rise to any right of amendment, acceleration, termination or cancellation of or payment under, any Contract to which Parent or Merger Sub, as applicable, is a party or by which any of its properties or assets is bound, (iii) violate any Judgment or Law to which Parent or Merger

Sub or its properties or assets are subject, or (iv) result in the creation of any Lien upon any of the properties or assets of Parent or Merger Sub, except, in the case of clauses (ii), (iii), and (iv), any such items that, individually or in the aggregate, would not reasonably be expected to (x) prevent or materially impede or delay the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated by this Agreement, or (y) have a material adverse effect on the ability of Parent or Merger Sub to perform their respective obligations under this Agreement (each of clauses (x) and (y), a “Parent Material Adverse Effect”).
b.No Consent of any Governmental Entity is required to be obtained or made by Parent or Merger Sub for the execution, delivery and performance of this Agreement or the consummation of the Merger, other than (i) those Consents set forth in Section 4.03(b) of the Parent Disclosure Schedule and (ii) any Consent the failure of which to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
SECTION 4.04.     Proxy Statement. None of the information supplied or to be supplied in writing by Parent or Merger Sub specifically for inclusion in the Company Proxy Statement will at the time of the mailing of the Company Proxy Statement to the Company Shareholders, at the time of the Company Shareholders Meeting, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company or its Representatives for inclusion or incorporation by reference in the Company Proxy Statement.
SECTION 4.05.     Litigation. There are not any (a) Proceedings pending or, to the knowledge of Parent or Merger Sub, threatened in writing against Parent or Merger Sub or any of their respective Affiliates, or (b) outstanding Judgments against Parent or Merger Sub or any of their respective Affiliates that, in any such case ((a) or (b)), would reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.
SECTION 4.06.     Availability of Funds; Solvency.
a.Parent has access to, and at the Closing, Merger Sub will have, immediately available cash that is sufficient to enable consummation of the transactions contemplated by this Agreement on the terms and conditions of this Agreement and to make all other payments required to be made by Parent or Merger Sub in connection with the transactions contemplated hereby.
b.Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, including the payment of all amounts required to be paid by Parent, Merger Sub, and their respective Affiliates in connection with the consummation of such transactions, including the payment of all related fees and expenses, and assuming the accuracy of the representations and warranties made by the Company in Article III, none of Parent, Merger Sub, Parent’s Subsidiaries, the Company or the Company Subsidiaries will (i) be insolvent (because (A) such Person’s financial condition is such that the sum of its debts is greater than the present fair saleable value (determined on a going concern basis) of its assets,

(B) the present fair saleable value (determined on a going concern basis) of such Person’s assets will be less than the amount required to pay such Person’s probable liability on its debts as they become absolute and matured, or (C) such Person is unable to pay all of its debts in the Ordinary Course as and when they become due and payable), (ii) have unreasonably small capital with which to engage in its business, or (iii) have incurred or plan to incur debts beyond its ability to pay as such debts become absolute and matured.
SECTION 4.07.     Merger Sub Activities. Merger Sub was organized solely for the purpose of entering into this Agreement and consummating the transactions contemplated hereby and has not engaged in any activities or business, and has incurred no liabilities or obligations whatsoever, in each case, other than those incident to its organization and the execution of this Agreement and the consummation of the transactions contemplated hereby.
SECTION 4.08.     Brokers and Finders. There is no investment banker, broker, finder, financial advisor or other financial intermediary that has been retained by or is authorized to act on behalf of Parent, Merger Sub, or any of their respective Affiliates that is entitled to any fee or commission in connection with the Merger.
SECTION 4.09.     Certain Arrangements.
a.There are no Contracts or commitments to enter into Contracts pursuant to which any Company Shareholder (i) would be entitled to receive consideration of a different amount or nature than the Merger Consideration, (ii) other than the Voting Agreement, agrees to vote to approve this Agreement or the Merger, or (iii) agrees to vote against any Superior Proposal.
b.As of the date of this Agreement, there are no Contracts or commitments to enter into Contracts between Parent, Merger Sub, or any of their Affiliates, on the one hand, and any beneficial owner of five percent (5%) or more of the outstanding shares of Company Stock or any member of the Company’s management or the Company Board, on the other hand, relating in any way to the Company, the transactions contemplated by this Agreement, or to the operations of the Surviving Corporation after the Effective Time.
SECTION 4.10.     Share Ownership. Neither Parent nor Merger Sub has been, at any time during the five (5) years preceding the date of this Agreement, an “acquiring person” or equivalent under Chapter 23B.19 of the WBCA. As of the date of this Agreement, none of Parent, Merger Sub or their respective Affiliates owns (directly or indirectly, beneficially, other than pursuant to the Voting Agreement, or of record) any shares of capital stock of the Company and none of Parent, Merger Sub or their respective Affiliates holds any rights to acquire any shares of capital stock of the Company except pursuant to this Agreement.
SECTION 4.11.     No Other Representations and Warranties. Except for the representations and warranties contained in Article III, Parent and Merger Sub hereby acknowledge that none of the Company or any of its Affiliates, nor any other Person (a) makes or has made any other express or implied representation or warranty on behalf of the Company or any of its Affiliates or (b) will have or be subject to any liability to Parent, Merger Sub or any other Person resulting from the distribution to Parent, Merger Sub or any of their respective Representatives, or the use by Parent, Merger Sub or any of their respective Representatives of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub or their respective Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.
ARTICLE V
COVENANTS
SECTION 5.01.     Conduct of Business of the Company. During the period from the date of this Agreement until the earlier of the termination of this Agreement (in accordance with its terms) or the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries to, except as permitted or contemplated by this Agreement, as set forth on Section 5.01 of the Company Disclosure Schedule, as required by applicable Law, or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), to conduct its business in the Ordinary Course in all material respects, and, to the extent consistent therewith, the Company shall, and shall cause each of the Company Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and the Company Subsidiaries’ business organization, to preserve its and the Company Subsidiaries’ present relationships with material customers, suppliers, distributors, licensors, licensees, and other Persons having business relationships with it that are material to the Company; provided, any action or omission with respect to matters specifically addressed by any other provision of this Section 5.01 shall be deemed not to be a violation of the foregoing. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly permitted or contemplated by this Agreement, or as required by applicable Law, the Company shall not, nor shall it permit any of the Company Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed):
a.amend the Organizational Documents of the Company or any of the Company Subsidiaries;
b.(i) adjust, split, combine, or reclassify any securities of the Company or any of the Company Subsidiaries, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any securities of the Company or any of the Company Subsidiaries other than any repurchase or withholding of shares in connection with the settlement or exercise of Company Equity Awards with respect to the payment of Taxes related thereto, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock;
c.take any action related to a material restructuring, recapitalization, or other reorganization of the Company or any of the Company Subsidiaries;
d.issue, sell, pledge, dispose of, or encumber any securities of the Company or any of the Company Subsidiaries, other than the issuance of shares of Company Stock upon the settlement or exercise of any Company Equity Award outstanding as of the date of this Agreement in accordance with its terms in effect as of the date of this Agreement;
e.other than as required by Law, or as required pursuant to the terms of any Company Benefit Plan in effect on the date of this Agreement, (i) increase the annual level of base compensation, wages, bonuses, incentive compensation, pension, severance or termination pay or any other compensation or benefits, payable or to become payable to any current or former director, officer, employee or individual independent contractor of the Company or any Company Subsidiary, (ii) increase the coverage or benefits available under any Company Benefit Plan or any other benefit or compensation plan, policy, program, Contract, agreement or arrangement that would be a Company Benefit Plan if in effect as of the date hereof, (iii) (A) hire any individual to be employed by the Company or any Company Subsidiary or (B) terminate the employment of any employee of the Company or any Company Subsidiary with a title of Director or above or with an annual targeted base salary of $150,000 or more other than for “cause” or in connection with any actions reasonably necessary for the Company or any Company Subsidiary to remain in compliance with any of their respective obligations under the Company Credit Agreement, (iv) loan or advance any money or other property to any present or former director, officer or employee of the Company or any Company Subsidiary or make any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons other than pursuant to employment arrangements existing on the date hereof in the Ordinary Course, (v) establish, adopt, amend in any material respect or terminate any Company Benefit Plan (or any other benefit or compensation plan, policy, program, Contract, agreement or any arrangement that would be a Company Benefit Plan if in effect on the date hereof), (vi) take any action to accelerate the vesting or funding or payment of any compensation (including severance, restricted shares, restricted stock units or stock options) or benefit to any current or former director, executive officer, employee or independent contractor of the Company or any Company Subsidiary or (vii) pay to any current or former director, executive officer, employee or independent contractor of the Company or any Company Subsidiary any compensation or benefit other than in accordance with any Company Benefit Plan as in effect on the date of this Agreement;
f.enter into any collective bargaining agreement or any other Contract with any labor organization, works council, trade union, labor association, or other employee representative, except as required by applicable Law;
g.implement or announce any employee layoffs, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would reasonably be expected to trigger notice requirements under the WARN Act;
h.agree to any covenant limiting in any material respect the ability of the Company or any Company Subsidiary to compete or engage in any line of business or to compete with any Person in any geographic area;
i.acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person, in each case, except for (A) purchases of inventory and other assets in the Ordinary Course (including any purchases pursuant to existing Contracts), or (B) investments in any wholly-owned subsidiaries of the Company;
j.transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, mortgage, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Company Subsidiary; provided, that the foregoing shall not prohibit the Company and the Company Subsidiaries from transferring, selling, leasing, or disposing of (x) obsolete equipment or assets (including Company IT Systems or Company Software) being replaced, or granting non-exclusive licenses or other rights under the Company Intellectual Property, in each case in the Ordinary Course, (y) any assets, properties or rights pursuant to contracts or commitments existing as of the date hereof and (z) any assets, properties or rights in an amount not in excess of $50,000;
k.(i) repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person other than an Approved Line of Credit Draw; provided, however, that in the event that the aggregate amount of indebtedness under the Company Credit Agreement equals or exceeds, or would equal or exceed as a result of an incurrence of indebtedness under the Company Credit Agreement, $5,000,000, (X) the carveout for an Approved Line of Credit Draw does not apply and (Y) Parent may grant or withhold its consent with respect to any matter in this subclause (i) in its sole discretion (ii) issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of the Company Subsidiaries, (iii) guarantee any debt securities of another Person, (iv) enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than a Company Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing;
l.incur or commit to any capital expenditures that in the aggregate exceeds, in any fiscal quarter, $100,000;
m.(i) accelerate or delay in any respect collection of any account receivable in advance of or beyond its due date or payment of any account payable in advance of or beyond its due date, except, in the case of any delay in payment of any account payable beyond its due date that does not, and would not reasonably be expected to, result in payment of material penalties or fees by the Company or any Company Subsidiary or result in a dispute that could materially impact the commercial relationship with the applicable vendor or (ii) with respect to any individual account payable in the event that the aggregate amount to be paid with respect to such account payable by the Company or any Company Subsidiary exceeds, or would exceed as a result of an expected payment, $100,000, pay such individual account payable; provided, however, that in no event shall the Company be deemed to be in breach or violation of clause (i) of this Section 5.01(m) due to any failure or delay by Parent in granting consent with respect to this clause (ii), which consent Parent may grant or withhold in its sole discretion;
n.(i) amend, modify or grant a waiver or release under, in each case, if such amendment, modification, waiver or release, would be reasonably expected to be materially adverse to the Company or any Company Subsidiary, or consent to the termination of (other than at its applicable expiry date), any Company Material Contract or any lease with respect to material Leased Real Property, or (ii) enter into any Contract or lease that, if in effect as of the date hereof, would constitute a Company Material Contract or lease with respect to Leased Real Property hereunder other than in the Ordinary Course; provided that Ordinary Course for this clause (n) shall not include the entry into any new Contract or amendment of any existing Contract with any vendor, supplier or other Third Party that would create an obligation for the Company or a Company Subsidiary to make annual payments in excess of $150,000;

o.institute, settle, or compromise any Proceeding involving the payment of monetary damages by the Company or any Company Subsidiary of any amount exceeding $50,000 in the aggregate, other than (i) any Proceeding brought against Parent or Merger Sub arising out of a breach or alleged breach of this Agreement by Parent or Merger Sub, and (ii) the settlement of claims, liabilities, or obligations reserved against on the Financial Statements or covered in full by existing insurance policies; provided, that neither the Company nor any Company Subsidiary shall settle or agree to settle any Proceeding which settlement involves a conduct remedy or injunctive relief or that restricts in any material respect the Company’s business (other than, for the avoidance of doubt, customary confidentiality obligations);
p.make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;
q.(i) make, change or revoke any material Tax election, (ii) amend any material Tax Return, except in the Ordinary Course, (iii) adopt or change any material method of Tax accounting or change any material Tax accounting period, (iv) settle, compromise or abandon any material Proceeding with respect to the Taxes of the Company Group, (v) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) with respect to a material amount of Taxes, (vi) surrender any right to claim a material refund of Taxes, (vii) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment, (viii) fail to pay any material amount of Tax as it becomes due other than any Tax the Company Group is contesting in good faith for which appropriate reserves have been established in accordance with GAAP, or (ix) make any entity classification election for U.S. federal income Tax purposes with respect to the Company Group;
r.except in connection with actions permitted by Section 5.03, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to an Acquisition Proposal or otherwise, except for Parent, Merger Sub, or any of their respective Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;
s.(i) sell, assign, transfer, convey, license, waive rights, abandon or otherwise dispose of any material Company Intellectual Property, except for non-exclusive licenses of Company Intellectual Property granted to customers of the Company that are entered into in the Ordinary Course, (ii) fail to diligently prosecute or maintain any material Company Intellectual Property (other than any Intellectual Property abandoned, allowed to lapse or otherwise terminated or cancelled by Company in its reasonable business judgment), or (iii) disclose any material trade secrets of the Company or any Company Subsidiary other than pursuant to agreements entered into in the Ordinary Course that contain confidentiality undertakings with respect to such confidential information and trade secrets;
t.terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy;

u.engage in any transaction with, or enter into any agreement, arrangement, or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;
v.adopt or implement any shareholder rights plan or similar arrangement; or
w.agree, authorize or commit, in writing or otherwise, to do any of the foregoing.
SECTION 5.02.     Confidentiality. The Parties hereby agree that all information provided to the other Parties or the other Parties’ Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby, shall be treated in accordance with the Confidentiality Agreement, which shall survive the termination of this Agreement in accordance with the terms set forth therein.
SECTION 5.03.     No Solicitation; Change in Recommendation.
a.The Company shall not, and shall cause each of the Company Subsidiaries and its and their respective officers, directors and Representatives not to, directly or indirectly, (i) solicit, initiate or agree to solicit or initiate, knowingly induce or knowingly take any action with the intent of encouraging or facilitating the submission or announcement of any Acquisition Proposal, or any inquiries, proposals or offers that would reasonably be expected to lead to an Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Affiliates or afford access to the business, properties, assets, books or records of the Company or any of its Affiliates to, or otherwise knowingly cooperate in any way with, knowingly assist or knowingly take any action with the intent of facilitating any Person that has made or would reasonably be expected to make an Acquisition Proposal (other than Parent, Merger Sub and their respective Affiliates and Representatives) to, or knowingly cooperate in any way with any Person that has made or would reasonably be expected to make an Acquisition Proposal (other than Parent, Merger Sub and their respective Affiliates and Representatives) with respect to, any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal or (iii) approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, other than an Acceptable Confidentiality Agreement (an “Acquisition Agreement”), constituting or related to, or that is intended to or would reasonably be expected to lead to, any Acquisition Proposal, or requiring, or reasonably expected to cause, the Company to abandon, terminate, materially delay or fail to consummate, or that would otherwise materially impede or interfere with, the Merger or the transactions contemplated by this Agreement. The Company shall, and shall cause its Affiliates and its and their respective Representatives to, immediately cease and cause to be terminated all then existing discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal, request the prompt return or destruction of all confidential information previously furnished, immediately terminate all physical and electronic dataroom access previously granted to any such Person or its Representatives, and, between the date hereof and the Effective Time, take reasonable steps to enforce, and not grant any waiver, amendment or release under, any confidentiality provisions, “standstill” provisions or provisions of similar effect to which it is a party or of which it is a beneficiary, or any restrictive provision in the Organizational Documents of the Company or comparable organizational documents of any of the Company Subsidiaries. Notwithstanding the foregoing, from the date of this Agreement until the earlier of obtaining the Company Shareholder Approval and the valid termination of this Agreement in accordance with Article VII, the Company will not be required to enforce, and may grant a waiver, amendment or release under any confidentiality or standstill agreement (or provision of similar effect) solely to the extent necessary to allow for a confidential Acquisition Proposal to be made to the Company or the Company Board so long as the Company promptly notifies Parent thereof after granting any such waiver, amendment or release and otherwise complies with this Section 5.03; provided, however, that for the avoidance of doubt, any such waiver, amendment or release of any standstill agreement (or provision of similar effect) shall not be granted with respect to any other actions that are restricted under the standstill terms of such agreement (or provision of similar effect); provided, further, that such waiver, amendment or release may only be granted if the Company Board has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably expected to be inconsistent with the directors’ fiduciary duties under applicable Laws.
b.Except as expressly permitted by Section 5.03(c) and subject to the Company’s compliance with Section 5.03(d), neither the Company Board nor any committee thereof shall (i) withhold, withdraw, qualify, amend or modify (or publicly propose to withhold, withdraw, qualify, amend or modify), in any manner adverse to Parent or Merger Sub, the Company Board Recommendation or fail to include the Company Board Recommendation in the Company Proxy Statement, (ii) adopt, approve, endorse, recommend or declare advisable, or propose or resolve to adopt, approve, endorse, recommend or declare advisable (publicly or otherwise), any Acquisition Proposal, (iii) following the announcement by a Third Party of a bona fide Acquisition Proposal by such Third Party, fail to reaffirm publicly the Company Board Recommendation by the later to occur of ten (10) Business Days prior to the date of the Company Shareholders Meeting (as such date may have been adjourned or postponed) and ten (10) Business Days following a request therefor by Parent (or such shorter period as may exist between the date of Acquisition Proposal and the date of the Company Shareholders Meeting), (iv) take formal action or make any recommendation or public statement in connection with a tender offer or exchange offer relating to securities of the Company, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board or any committee thereof or any other legally required disclosure to Company Shareholders, (v) within ten (10) Business Days of a tender or exchange offer relating to securities of the Company having been commenced, fail to publicly recommend against such tender or exchange offer or fail to publicly reaffirm the Company Board Recommendation or (vi) agree to take any of the foregoing actions (any action in this Section 5.03(b) being referred to as a “Recommendation Change”).
c.Notwithstanding the foregoing but subject in each case to the Company’s compliance with Section 5.03(d), at any time prior to the Company Shareholder Approval:

i. the Company and its Representatives may engage in discussions with any Person or group and their respective Representatives who has made an Acquisition Proposal that did not, directly or indirectly, result from or principally arise out of a material breach of Section 5.03(a), solely for the purpose of clarifying such Acquisition Proposal and the terms thereof
ii. the Company, its Representatives or the Company Board may, in response to a bona fide, written Acquisition Proposal that did not result from a breach of this Section 5.03 and that the Company Board determines in good faith after consultation with outside legal counsel and its financial advisor constitutes or would reasonably be expected to constitute or lead to a Superior Proposal, (x) furnish information with respect to the Company and its Affiliates to the Person making such Acquisition Proposal (and its Representatives) (provided that all such information has previously been provided to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time it is provided to such Person) pursuant to (but only pursuant to) an Acceptable Confidentiality Agreement and (y) engage or participate in discussions or negotiations only with the Person making such Acquisition Proposal (or its Representatives) regarding the terms of such Acquisition Proposal and the negotiation of such terms following the execution of an Acceptable Confidentiality Agreement with such Person;
iii. the Company Board may make a Recommendation Change described in clause (i) of Section 5.03(b) in connection with an Intervening Event, if prior to taking such action: (w) the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisors, that the failure to take such action would be reasonably expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law; (x) the Company shall have given four (4) Business Days’ prior written notice (the “Intervening Event Notice Period”) to Parent that the Company has determined an Intervening Event has occurred or arisen (which notice will reasonably describe such Intervening Event) and that the Company intends to effect a Recommendation Change; (y) the Company and its Representatives during the Intervening Event Notice Period, negotiate with Parent in good faith (to the extent Parent proposes in good faith to negotiate) to make such adjustments in the terms and conditions of this Agreement, if proposed by Parent in good faith and in its sole discretion, such that the failure of the Company Board not to make a Recommendation Change with respect to such Intervening Event would no longer be reasonably expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law; and (z) the Company Board, after taking into account any adjustments made by Parent during the Intervening Event Notice Period in the terms and conditions of this Agreement, determines in good faith, after consulting with its outside legal counsel and financial advisors and, that the failure to make a Recommendation Change with respect to such Intervening Event would be reasonably expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law; and
iv. the Company Board may make a Recommendation Change or terminate this Agreement pursuant to Section 7.01(d)(ii) to enter into a definitive Acquisition Agreement (a “Superior Proposal Termination”), in each case, with respect to a bona fide, written Acquisition Proposal that did not result from a breach of this Section 5.03 and that the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor, would constitute a Superior Proposal; provided that immediately prior to or substantially concurrently with such a termination, the Company pays the Termination Fee payable pursuant to Section 7.03(a) and enters into such definitive Acquisition Agreement substantially concurrently therewith or promptly thereafter.
d.The Company (and the Company Board, the Company’s Affiliates and the Company’s Representatives) shall be entitled to take action pursuant to Section 5.03(c) only if (i) in all circumstances referred to in Section 5.03(c), the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor, that the failure to take the relevant action would be reasonably expected to be inconsistent with its fiduciary duties under the applicable Law and (ii) in all circumstances referred to in Section 5.03(c)(iv), in addition to complying with clause (i) of this Section 5.03(d), prior to making any Recommendation Change or effecting any Superior Proposal Termination, (A) the Company shall notify Parent in writing at least three (3) Business Days prior to making such Recommendation Change (other than in respect of an Intervening Event) or effecting such Superior Proposal Termination of its intention to effect such Recommendation Change or Superior Proposal Termination (which notice shall include the material terms and conditions of such Superior Proposal, the identity of the Third Party making such Superior Proposal, and a copy of the most recent draft of any written agreement, proposal or other document relating thereto; provided that in the event of any material amendment to the terms of such Superior Proposal, the Company shall be required to deliver a new written notice to Parent and comply again with the provisions of this Section 5.03(d) (except that the deadline for such new written notice shall be revised to be two (2) Business Days)), (B) during the applicable notice period contemplated by clause (A), the Company shall negotiate with Parent in good faith (to the extent Parent proposes in good faith to negotiate) to make such adjustments to the terms and conditions of this Agreement such as would cause the Acquisition Proposal to cease to be a Superior Proposal, and (C) at the end of such notice period, the Company Board, taking into consideration in good faith any changes to this Agreement offered by Parent, determines in good faith, after consultation with its outside legal counsel and financial advisor that such Acquisition Proposal continues to constitute a Superior Proposal.
e.In addition to the obligations of the Company set forth in Section 5.03(a) and Section 5.03(b), the Company shall promptly, and in any event within twenty-four (24) hours of receipt thereof, (i) advise Parent of any Acquisition Proposal or any proposal or offer or request for nonpublic information from or any discussions or negotiations that are sought to be initiated or continued with the Company, the Company Board, or the Company’s Representatives that would reasonably be expected to lead to an Acquisition Proposal, (ii) provide Parent a copy of (or, if oral, a summary of the material terms and conditions of) any such Acquisition Proposal and related documentation (including any changes thereto) and the identity of the Person making any such Acquisition Proposal or requesting information or discussions. The Company shall (A) keep Parent reasonably informed on a reasonably prompt basis (and in any event within twenty-four (24) hours) of the status and details (including any change to the terms thereof) of any matters contemplated by this Section 5.03(e), and (B) provide to Parent on a reasonably prompt basis (and in any event within twenty-four (24) hours) after receipt or delivery thereof copies of all material correspondence and other written material exchanged between the Company or any of its Affiliates and any Person that describes any of the terms or conditions of any Acquisition Proposal (or, if communications are oral, provide to Parent a summary of the material terms and conditions of any Acquisition Proposal).

f.Nothing contained in this Section 5.03 shall be deemed to prohibit the Company or the Company Board or any committee thereof from complying with its disclosure obligations under the ASX Listing Rules with regard to an Acquisition Proposal. For the avoidance of doubt, complying with such obligations or making such disclosure shall not in any way limit or modify the effect that any such action has under this Agreement, including whether there has been a Recommendation Change.
SECTION 5.04.     Preparation of Company Proxy Statement; Company Shareholders Meeting.
a.As promptly as reasonably practicable after the date of this Agreement (and in any event no later than ten (10) Business Days after the date of this Agreement, subject to receipt from Parent and Merger Sub of any requisite information related thereto a reasonable amount of time in advance thereof), the Company shall prepare and file with the ASX and SEC in preliminary form a proxy statement (together with any amendments thereof or supplements thereto and any other required proxy materials, the “Company Proxy Statement”) prepared in connection with the Company Shareholders Meeting. Prior to filing or mailing the Company Proxy Statement (including any amendment or supplement thereto) the Company shall provide, and, if applicable, cause its Representatives to provide, Parent a reasonable opportunity to review and propose comments on such Company Proxy Statement (or such amendment or supplement thereto) and shall in good faith consider such comments reasonably proposed by Parent for inclusion therein, but, for the avoidance of doubt, the Company shall not be obligated to incorporate any such comments if they do not relate or refer to Parent. Each of Parent and Merger Sub shall cooperate reasonably with the Company in connection with the preparation and filing of the Company Proxy Statement, including promptly furnishing to the Company in writing upon request any and all information relating to it as may be required to be set forth in the Company Proxy Statement under applicable Law. The Company shall use its reasonable best efforts to (i) resolve, and the Company agrees to consult and cooperate with Parent in resolving, all SEC comments with respect to the Company Proxy Statement as promptly as practicable after receipt thereof and (ii) cause the Company Proxy Statement in definitive form to be cleared by the SEC and mailed to the Company Shareholders as promptly as reasonably practicable following filing with the SEC. The Company agrees to consult with Parent prior to responding to SEC comments with respect to the preliminary Company Proxy Statement. The Company shall as soon as reasonably practicable: (A) notify Parent of the receipt of any comments from the SEC with respect to the Company Proxy Statement and any request by the SEC for any amendment to the Company Proxy Statement or for additional information; and (B) provide Parent with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Proxy Statement.
b.At the time it is first mailed to the Company’s shareholders, and at the time of the Company Shareholders Meeting, the Company shall have caused the Company Proxy Statement not to contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading in light of the circumstances under which they are made. The Company shall cause the Company Proxy Statement to comply as to form in all material respects with the requirements of the ASX Listing Rules and ASX Settlement Operating Rules (and the rules and regulations thereunder) and the Exchange Act

(and the rules and regulations thereunder). Notwithstanding the foregoing, any obligations of the Company with respect to this Section 5.04(b) do not extend to statements made or incorporated by reference in the Company Proxy Statement based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference therein.
c.Unless this Agreement is terminated pursuant to Article VII, (i) the Company shall take all action in accordance with applicable Law, the Organizational Documents of the Company and Company Subsidiaries, the ASX Listing Rules and ASX Settlement Operating Rules, and the Exchange Act, to establish a record date for, duly call, give notice of, convene and hold the Company Shareholders Meeting on a date selected by the Company, in consultation with Parent, as promptly as reasonably practicable (and in any event no later than forty-five (45) calendar days after the mailing of the Company Proxy Statement), for the purpose of obtaining the Company Shareholder Approval and (ii) other than matters of procedure and matters required by applicable Law to be voted on by the Company’s shareholders in connection with the adoption of this Agreement, the adoption of this Agreement and the adjournment of the Company Shareholders Meeting to solicit additional proxies if there are insufficient votes in favor of adoption of this Agreement in accordance with Section 5.04(c) shall be the only matters which the Company shall propose to be acted on by the Company Shareholders at the Company Shareholders Meeting unless otherwise approved in writing by Parent. Notwithstanding the foregoing, in the event that a Recommendation Change has been made in accordance with Section 5.03(c) and this Agreement has not been terminated, nothing in this this Section 5.04(c) shall require the Company to take any actions to solicit any proxies or votes to obtain the Company Shareholder Approval, other than mailing the Proxy Statement to the Company’s shareholders and the collection of such votes.
d.Unless this Agreement is terminated pursuant to Article VII, the Company shall not postpone, recess or adjourn the Company Shareholders Meeting without the prior written consent of Parent; provided that the Company may postpone, recess or adjourn such meeting without Parent’s consent solely (i) to the extent required by applicable Law, (ii) if as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Company Proxy Statement), (A) the Company has not received proxies representing a sufficient number of shares of Company Stock to obtain the Company Shareholder Approval to allow reasonable additional time to solicit additional proxies or (B) there are insufficient shares of Company Stock represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (iii) to allow reasonable additional time for the dissemination of any supplemental or amended disclosure which the Company Board has determined in good faith after consultation with outside counsel is necessary under applicable Law or is advisable and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Shareholders prior to the Company Shareholders Meeting to the extent so determined to be necessary or advisable; provided, further that, other than pursuant to clauses (i) or (ii) above, the Company Shareholders Meeting shall not be postponed, recessed or adjourned pursuant to the immediately preceding proviso to a date that is more than thirty (30) calendar days after the date on which the Company Shareholders Meeting was originally scheduled (as set forth in the Company Proxy Statement), and, in any event, to a date not fewer than three (3) Business Days prior to the End Date, without the prior written consent of Parent. Notwithstanding the foregoing, the Company shall, in consultation with Parent, to the extent permitted by Law, adjourn the Company Shareholders Meeting to a date mutually agreed with Parent for the absence of a quorum or if the Company has not received proxies representing a sufficient number of shares of Company Stock to obtain the Company Shareholder Approval; provided that the Company shall not be required to adjourn the Company Shareholders Meeting more than two times pursuant to this sentence, and no such adjournment pursuant to this sentence shall be required to be for a period exceeding ten (10) Business Days.
e.The Company shall, through the Company Board, but subject to the right of the Company Board to make a Recommendation Change pursuant to Section 5.03(c) or to terminate this Agreement pursuant to Article VII, (i) include the Company Board Recommendation in the Company Proxy Statement and (ii) use reasonable best efforts to solicit from the Company Shareholders proxies in favor of the adoption of this Agreement and obtain the Company Shareholder Approval.
SECTION 5.05.     Notices of Certain Events. Subject to applicable Law, the Company shall notify Parent and Merger Sub, and Parent and Merger Sub shall notify the Company, promptly of: (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement if the subject matter of such communication or the failure of such party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Parent; (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; (c) any notice or other communication from any Material Company Customer with respect to any material changes to, renewals or terminations of any Material Contract; and (d) any event, change, or effect between the date of this Agreement and the Effective Time which individually or in the aggregate causes or is reasonably likely to cause or constitute: (i) a material breach of any of its representations, warranties, or covenants contained herein, or (ii) the failure of any of the conditions set forth in Article VI to be satisfied; provided, that the delivery of any notice pursuant to this Section 5.05 shall not cure any breach of, or noncompliance with, any other provision of this Agreement or limit the remedies available to the Party receiving such notice.
SECTION 5.06.     Access to Information. Subject to applicable Law, Section 5.02, Section 5.08, and applicable contractual restrictions, upon reasonable notice, the Company shall (and shall cause the Company Subsidiaries to) afford Parent’s officers and Parent’s other Representatives reasonable access, during normal business hours throughout the period prior to the Effective Time, to its properties, personnel, books, Contracts and records; provided that any such access shall be coordinated through one of the persons listed on Section 5.06 of the Company Disclosure Schedule. The foregoing shall not require the Company (a) to provide access to or otherwise make available or furnish any information if and to the extent that the provision of such information would in the good faith judgment of the Company jeopardize any trade secret protection or any attorney-client, work product or other legal privilege or protection or violate any of its confidentiality obligations (it being agreed that, in the case of clause (a), that the Company shall give notice to Parent of the fact that it is withholding such information or documents and thereafter the Company shall use its reasonable best efforts to cause such information to be provided in a manner that would not reasonably be expected to violate such restriction or waive the applicable privilege or protection), (b) to provide access to or otherwise make available or furnish any information relating to the process conducted by the Company that led to the execution of this Agreement (except as may be required by Section 5.03) or (c) permit any access that, in the reasonable judgment of the Company, would be materially disruptive to the business or operations of the Company or any of the Company Subsidiaries. Notwithstanding anything to the contrary herein, Parent and Merger Sub shall not, shall cause their Affiliates not to, and shall use their reasonable best efforts to cause their Representatives not to, initiate contact with any Employee not involved in the negotiation of the transactions contemplated by this Agreement or any customer, partner, vendor or supplier of the Company in connection with the Merger or any of the other transactions contemplated by this Agreement, in each case, without the Company’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Any access to the properties of the Company and the Company Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing or site assessments.
SECTION 5.07.     Directors’ and Officers’ Indemnification and Insurance.
a.Indemnification. Parent and Merger Sub agree that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company or any of the Company Subsidiaries (each an “Indemnified Party”) as provided in the Organizational Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof, and all obligations with respect thereto, shall be assumed by the Surviving Corporation, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms, and Parent shall cause all such obligations to be honored by the Surviving Corporation from and after the Effective Time. For a period of six (6) years from the Effective Time, Parent shall, and Parent shall cause the Surviving Corporation to, indemnify and hold harmless each Indemnified Party from and against all claims, losses, liabilities, damages, judgments, inquiries, fines and any fees, costs and expenses (including reasonable attorneys’ fees) incurred or arising in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Party’s service as an officer or director at or prior to the Effective Time, or services performed by such Indemnified Party, at the request of the Company or any Company Subsidiary, as a fiduciary under any Company Benefit Plan, in each case to the extent they arise out of (i) matters existing or occurring or alleged to have existed or occurred at or prior to the Effective Time, (ii) matters related to this Agreement or the Transactions or (iii) actions to enforce this provision or any other indemnification or advancement right of any Indemnified Party. In the event of any such claim, action, suit or proceeding, (A) each Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding, provided that the Indemnified Party provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification under this Section 5.07 or applicable Law and (B) Parent and the Surviving Corporation shall reasonably cooperate in the defense of any such matter. For a period of six (6) years from the Effective Time, Parent shall cause the Organizational Documents of the Surviving Corporation to contain provisions with respect to indemnification, advancement of expenses, and exculpation that are at least as favorable to the Indemnified Parties as the indemnification, advancement of expenses, and exculpation provisions set forth in the Organizational Documents of the Company as of the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.
b.Insurance. The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to: (i) obtain as of the Effective Time “tail” insurance policies (the “D&O Tail Policies”) covering each Indemnified Party with a claims period of six (6) years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement) and (ii) maintain the D&O Tail Policies in full force and effect, for their full terms, and cause all obligations thereunder to be honored by the Surviving Corporation and no other party shall have any further obligation to purchase or pay for insurance hereunder.
c.Survival. The obligations of Parent, Merger Sub, and the Surviving Corporation under this Section 5.07 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.07 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.07 applies shall be Third Party beneficiaries of this Section 5.07, each of whom may enforce the provisions of this Section 5.07). If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.07.
SECTION 5.08.     Reasonable Best Efforts.
a.Governmental and Other Third-Party Approvals; Cooperation and Notification. Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.08), each of the Parties shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, as promptly as reasonably practicable (and in any event no later than the End Date), the Merger and the other transactions contemplated by this Agreement, including: (i) the obtaining of all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations, filings, and notifications (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from Third Parties (provided, however, that no Party shall be obligated to make any payments or otherwise pay any consideration to any third party to obtain any applicable consents or waivers pursuant to this clause (ii)); and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each Party shall promptly inform the other Parties, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, on the one hand, or Parent or Merger Sub, on the other hand, receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other Parties’ counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement.
b.Actions or Proceedings. In the event that any administrative or judicial Proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private Third Party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Parties shall cooperate and shall use their respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Judgment, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement.
SECTION 5.09.     Public Announcements. The initial press release from each of Parent and the Company with respect to the execution of this Agreement shall each be reasonably agreed upon by Parent and the Company. Following such initial press releases, Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as such Party may reasonably conclude may be required by applicable Law and the ASX Listing Rules, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided that the restrictions set forth in this Section 5.09 shall not apply to any release or public statement (a) made or proposed to be made by the Company or Parent in connection with an Acquisition Proposal, a Superior Proposal or a Recommendation Change or any action taken pursuant thereto, so long as such releases or public statements otherwise comply with Section 5.03 or (b) in connection with any dispute between the Parties regarding this Agreement or the Merger or the transactions contemplated by this Agreement. Notwithstanding the foregoing, without the prior consent of the other Parties, following the initial press release with respect to the execution of this Agreement, each Party (i) may communicate information that is not confidential information of any other Party to financial analysts, investors and media representatives in a manner consistent with its past practice in compliance with applicable Law, (ii) may disseminate the information included in a press release or other document previously approved for external distribution by the other Parties and (iii) may make internal announcements to their respective employees that are consistent in all material respects with the prior public disclosures regarding the Merger and the transactions contemplated hereby.
SECTION 5.10.     Anti-Takeover Laws. If any Anti-Takeover Law becomes or is deemed to be applicable to Parent, the Merger Sub, the Company, the Merger, or any other transaction contemplated by this Agreement, then each of the Company and the Company Board shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such Anti-Takeover Law inapplicable to the foregoing.
SECTION 5.11.     Employee Matters.
a.For a period of not less than one year following the Closing Date (or, if sooner, until the date of termination of employment of the relevant Continuing Employee), Parent and Parent’s Affiliates shall provide to each Employee who is in the employment of the Surviving Corporation or a Company Subsidiary as of the Closing (a “Continuing Employee”) (i) a base salary, base wage rate, and target cash bonuses or other variable compensation opportunity (other than equity or equity-based awards, including any value creation plans, and other than changes to the structure, requirements and conditions of commission plans), as applicable, that are substantially comparable in the aggregate to what was provided to the Continuing Employee by the Company or the applicable Company Subsidiary, as applicable, immediately prior to the Closing, (ii) severance benefits that are substantially comparable to what the Continuing Employee would have received had his or her employment terminated immediately prior to Closing, and (iii) employee benefits (other than defined benefit pension, post-termination or retiree health or welfare benefits, deferred compensation, severance (which shall be provided in accordance with clause (ii) of this sentence), or equity or equity-based awards) that are substantially comparable in the aggregate to either the employee benefits provided to, as determined by Parent, (A) such Continuing Employee immediately prior to the Closing or (B) from time to time to Parent’s similarly situated employees (excluding defined benefit pension, severance (which shall be provided in accordance with clause (ii) of this sentence), post-termination or retiree health or welfare benefits, deferred compensation and equity or equity-based awards, including any value creation plans, or payments or benefits triggered or enhanced by a change in control).
b.With respect to any employee welfare plan maintained by Parent or an Affiliate of Parent in which Continuing Employees are eligible to participate after the Closing, Parent shall, and shall cause its applicable Affiliate to, (i) waive all limitations as to preexisting conditions, waiting periods, actively-at-work requirements, evidence-of-insurability requirements and other exclusions with respect to participation and coverage applicable to each such Continuing Employee (including any requirements for medical underwriting for life insurance benefits) to the extent and for the same purpose such conditions and exclusions were satisfied or did not apply to such Continuing Employee under the applicable Company Benefit Plan prior to the Closing, and (ii) provide each Continuing Employee with credit for any co‑payments and deductibles paid with respect to claims incurred prior to the Closing in satisfying any analogous deductible or out‑of‑pocket requirements under the applicable plan maintained by Parent or an Affiliate of Parent in which such Continuing Employees participate.

c.Where applicable, and automatically applicable if required by Law, Parent and Parent’s Affiliates shall give, and shall cause each employee benefit plan maintained by Parent or an Affiliate of Parent in which Continuing Employees are eligible to participate after the Closing to give, each Continuing Employee full credit for such Continuing Employee’s length of service with the Company or any Company Subsidiary (and any predecessor employers if the Company, any Company Subsidiary or any Company Benefit Plan provides past service credit) for all purposes of eligibility, vesting and benefit accrual (including calculating entitlement to vacation days, sick days and time off programs, short-term disability, 401(k), and severance payments) to the same extent and for the same purpose as such service was recognized by the Company or such Company Subsidiary or taken into account under the comparable Company Benefit Plan that most closely resembles that to be offered by Parent or an Affiliate of Parent; provided, that, in any case, such service shall not be recognized to the extent that such recognition would result in a duplication of benefits or compensation with respect to the same period of service and is permitted by the applicable plan.
d.Effective no later than the day immediately preceding the Closing Date, in the case of any Company Benefit Plan that is a 401(k) plan, and effective no later than the Closing Date (or as soon as administratively practicable thereafter), in the case of any other Company Benefit Plan, the Company shall terminate any Company Benefit Plans maintained by the Company or any Company Subsidiary that Parent has requested to be terminated by providing a written notice to the Company at least thirty (30) days prior to the Closing Date; provided, that such Company Benefit Plans can be terminated in accordance with their terms and applicable Law. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that such Company Benefit Plans have been terminated.
e.This Section 5.11 shall be binding upon and inure solely to the benefit of each of the Parties, and nothing in this Section 5.06, express or implied, shall confer upon any Employee or former employee of the Company or any Company Subsidiary, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.06. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Surviving Corporation, Parent, or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Surviving Corporation, Parent, or any of their respective Affiliates from terminating the employment of any Continuing Employee following the Effective Time. The Parties acknowledge and agree that the terms set forth in this Section 5.06 shall not create any right in any Employee or any other Person to any continued employment with the Surviving Corporation, Parent, or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any Employee and the Surviving Corporation.
SECTION 5.12.     Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may reasonably be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of shares of Company Stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time.
SECTION 5.13.     Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part to (a) under applicable Laws, enable the deregistration of the shares of Company Stock under the Exchange Act and (b) under the rules and policies of the ASX, enable the delisting by the Surviving Corporation from the ASX, in each case, as promptly as practicable after the Effective Time.
SECTION 5.14.     Shareholder Litigation. The Parties shall promptly advise each other in writing after becoming aware of any Proceeding commenced, or to the Knowledge of the Company or of Parent threatened, against the Company or any of its directors by any Company Shareholder (on their own behalf or on behalf of the Company) relating to this Agreement or the transactions contemplated hereby (including the Merger and the other transactions contemplated hereby) and shall keep each other reasonably informed regarding any such Proceeding (any such Proceeding, “Shareholder Litigation”). The Company shall: (a) give Parent the opportunity to participate in the defense and settlement of any such Shareholder Litigation, (b) keep Parent reasonably apprised on a prompt basis of proposed strategy and other significant decisions with respect to any such Shareholder Litigation, (c) provide Parent with the opportunity to consult with the Company regarding the defense of any such Shareholder Litigation, which advice the Company shall consider in good faith, and (d) not settle any such Shareholder Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed, or conditioned). Notwithstanding anything to the contrary in this Section 5.14, any matters relating to Dissenting Shares shall be governed by Section 2.03.
SECTION 5.15.     SEC Reports; ASX Disclosures. During the period prior to the Effective Time, the Company shall continue to timely file or furnish all forms, reports, statements, schedules, and other materials with the SEC and ASX, as applicable, required to be filed or furnished pursuant to the Exchange Act, other federal securities Laws, or ASX listing rules, as applicable.
SECTION 5.16.     Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.
SECTION 5.17.     Resignations. The Company shall cause each director of the Company and the Company Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
SECTION 5.18.     Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
SECTION 5.19.     FIRPTA Certificate. At or prior to the Closing, the Company shall deliver, or cause to be delivered, to Parent a certificate, duly executed by the Company,

complying with Treasury Regulations Section 1.1445-2(c)(3), together with a notice to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2) along with written authorization for Parent to deliver such notice to the Internal Revenue Service on behalf of the Company following the Closing Date, in each case, in a form and substance reasonably acceptable to Parent.
SECTION 5.20.     Company Credit Agreement. The Company shall, and shall cause the Company Subsidiaries to, following receipt of a written request from Parent to do so, obtain the Company Payoff Letter (for the avoidance of doubt, in accordance with the definition thereof) and shall deliver all material notices in connection therewith and to take all other actions reasonably requested by Parent that are required to facilitate in accordance with the terms thereof the termination of all commitments outstanding under the Company Credit Agreement, the repayment in full of all obligations, if any, outstanding thereunder, the release of all Liens, if any, securing such obligations, and the release of any guarantees provided in connection therewith as of the Effective Time (collectively, the “Credit Agreement Termination”). The Company shall, and shall cause the Company Subsidiaries to, use reasonable best efforts to provide to Parent not later than five (5) Business Days prior to the Closing Date a draft Company Payoff Letter and related payoff and lien release documentation. Notwithstanding anything herein to the contrary, in no event shall this Section 5.20 (a) require the Company or any Company Subsidiaries to cause a Credit Agreement Termination to be effective unless and until the Effective Time has occurred.
ARTICLE VI
CONDITIONS TO THE MERGER
SECTION 6.01     Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each Party to effect the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions:
a.Company Shareholder Approval. The Company Shareholder Approval shall have been obtained.
b.No Injunctions, Restraints or Illegality. No Judgment (whether temporary, preliminary or permanent in nature) issued by any court of competent jurisdiction or other restraint or prohibition of any Governmental Entity of competent jurisdiction shall be in effect, and no Law shall have been enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity of competent jurisdiction that, in any case, prohibits or makes illegal the consummation of the Merger.
c.ASX Approvals. All waivers, confirmations or approvals required under the ASX Listing Rules to facilitate the Merger, including the Adjustment Approval shall have been obtained.
SECTION 6.02.     Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of the following conditions:
a.Representations and Warranties. (i) The representations and warranties of the Company set forth in Section 3.04 (Capitalization) shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time, as though made as of such time (except to the extent any such representation and warranty expressly speaks as of another specified time, in which case as of such time), except where the failure of such representations and warranties to be so true and correct is de minimis, (ii) the representation and warranty contained in Section 3.07(b) (Absence of Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time, as though made as of such time, (iii) the representations and warranties of the Company set forth in Section 3.01 (Organization), Section 3.02 (Authority; Execution and Delivery; Enforceability), Section 3.17(a) (Healthcare Regulatory Compliance), but, with respect to Section 3.17(a), only to the extent the representations contained therein apply in the context, and corresponding violation, of the requirements under HIPAA, Sections 3.18(a) and (b)(i) and (ii) (HIPAA; Privacy and Data Security), Section 3.23 (Brokers and Finders), and Section 3.26 (Fairness Opinion), disregarding all qualifications and exceptions contained therein relating to “materiality,” “Company Material Adverse Effect” or similar qualifiers, shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time, as though made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case, as of such time); provided, however, that a Specified Breach shall not be deemed to cause the failure of this condition set forth in this clause (iii) of this Section 6.02(a) and (iv) all other representations and warranties of the Company set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to “materiality,” “Company Material Adverse Effect” or similar qualifiers, shall be true and correct as of the date of this Agreement and as of the Effective Time as if made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case as of such time), except where the failure to be so true and correct has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.
b.Performance of Covenants. The Company shall have performed, in all material respects, all obligations and complied, in all material respects, with the agreements and covenants in this Agreement required to be performed by or complied with by it at or prior to the Closing.
c.Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any change, effect, event, occurrence, circumstance, development or state of facts that has had, or would reasonably be expected to have, a Company Material Adverse Effect.
d.Officer’s Certificate. Parent will have received a certificate, signed by an officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c).
SECTION 6.03.     Conditions to Obligations of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing of the following conditions:
a.Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub set forth in Section 4.01 (Organization), and Section 4.02 (Authority; Execution and Delivery; Enforceability), disregarding all qualifications and exceptions contained therein relating to “materiality,” “Parent Material Adverse Effect” or similar qualifiers, shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time, as though made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case as of such time) and (ii) the representations and warranties of Parent and Merger Sub set forth in this Agreement, disregarding all qualifications and exceptions contained therein relating to “materiality,” “Parent Material Adverse Effect” or similar qualifiers, shall be true and correct as of the date of this Agreement and as of the Effective Time, as though made as of such time (except to the extent any such representation and warranty speaks as of another specified time, in which case as of such time), except for such failures to be so true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
b.Performance of Covenants. Parent and Merger Sub shall have performed, in all material respects, all obligations and complied, in all material respects, with the agreements and covenants in this Agreement required to be performed by or complied with by them at or prior to the Closing.
c.Officer’s Certificate. The Company will have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 6.03(a) and Section 6.03(b).
SECTION 6.04.     Frustration of Closing Conditions. Neither the Company, Parent, or Merger Sub may rely, as a basis for not consummating the Merger or the other transactions contemplated by this Agreement, on the failure of any condition set forth in Section 6.01, Section 6.02, or Section 6.03, as the case may be, to be satisfied if such failure was caused by such Party’s material breach in any material respect of any provision of this Agreement.
ARTICLE VII
TERMINATION
SECTION 7.01.     Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the Merger and the transactions contemplated by this Agreement abandoned at any time prior to the Effective Time:
a.by the mutual written consent of the Company and Parent;
b.by either of the Company or Parent:
i. if the Merger has not been consummated on or before the date that is one hundred and twenty (120) days after the Company Proxy Statement is first deemed effective by the SEC (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.01(b)(i) shall not be available to any Party whose material breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of, or primarily resulted in, the failure of the Merger to be consummated on or before the End Date; provided, further, that if the Company Shareholders Meeting is adjourned or postponed, the End Date shall automatically be extended on a one-for-one basis for the number of days the Company Shareholders Meeting is adjourned or postponed;
ii. if any Judgment issued by any court of competent jurisdiction or other restraint or prohibition of any Governmental Entity of competent jurisdiction that permanently prohibits or makes illegal the consummation of the Merger shall be in effect and shall have become final and non-appealable; provided that the right to terminate this Agreement under this Section 7.01(b)(ii) shall not be available to any Party whose material breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of, or primarily resulted in, the issuance of such final, non-appealable Judgement or other restraint or prohibition; or
iii. if this Agreement has been submitted to the Company Shareholders for adoption at a duly convened Company Shareholders Meeting and the Company Shareholder Approval shall not have been obtained at such meeting (unless such Company Shareholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).
c.by Parent:
i. if (A) the Company Board shall have made a Recommendation Change; or (B) the Company shall have materially breached any of its covenants and agreements set forth in Section 5.03; or
ii. if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.02 and (B) cannot be cured by the End Date or, if capable of being cured by the End Date, shall not have been cured by the earlier of (x) thirty (30) calendar days following receipt of written notice from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 7.01(c)(ii) and the basis for such termination and (y) the End Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(ii) if it is then in material breach of any representation, warranties, covenants or other agreements hereunder.
d.by the Company:
i. prior to the time at which the Company Shareholder Approval has been obtained, in accordance with, and subject to the Company fully complying with, Section 5.03(c)(iv); provided that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.01(d)(i) (and any such purported termination shall be void and of no force or effect) unless (x) the Company has complied with Section 5.03(d) before taking action pursuant to this Section 7.01(d)(i), (y) the Superior Proposal giving rise to such termination did not result from a breach of Section 5.03 and (z) the Company immediately prior to or substantially concurrently with such termination pays to Parent or its designees in immediately available funds any fees required to be paid pursuant to Section 7.3 and substantially concurrently with or immediately after such termination enters into a definitive Acquisition Agreement with respect to such Superior Proposal; or
ii. if Parent or Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.01 or Section 6.03 and (B) cannot be cured by the End Date or, if capable of being cured by the End Date, shall not have been cured by the earlier of (x) thirty (30) calendar days following receipt of written notice from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d)(ii) and the basis for such termination and (y) the End Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this

Section 7.01(d)(ii) if it is then in material breach of any representation, warranties, covenants or other agreements hereunder.
SECTION 7.02.     Notice of Termination; Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other Party or Parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than this Section 7.02, Section 5.02, Section 7.03 and Article VIII, all of which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub or the Company or their respective shareholders, directors, officers, employees, agents, consultants, Representatives or Affiliates hereunder; provided that, subject to Section 7.03, no party shall be relieved or released from any liabilities or damages arising out of any fraud or willful and material breach of this Agreement. For purposes of this Agreement, “willful and material breach” means a breach or failure to perform an obligation or agreement that is a consequence of an act undertaken or omission by the breaching party with the actual knowledge that the taking of such act or omitting to take such act would, or would reasonably be expected to, cause a material breach of this Agreement. The Confidentiality Agreement shall survive in accordance with its terms the termination of this Agreement.
SECTION 7.03.     Termination Fee.
a.In the event that this Agreement is terminated by the Company pursuant to Section 7.01(d)(i) (Superior Proposal), the Company shall pay or cause to be paid to Parent (or one or more Persons designated by Parent) the Termination Fee immediately prior to or concurrently with the termination of this Agreement.
b.In the event that this Agreement is terminated by Parent pursuant to Section 7.01(c)(i)(A) (Recommendation Change), the Company shall pay or cause to be paid to Parent (or one or more Persons designated by Parent) the Termination Fee within five (5) Business Days after such termination.
c.In the event that this Agreement is terminated (i) by Parent or the Company pursuant to Section 7.01(b)(i) (End Date) or Section 7.01(b)(iii) (No Vote) or by Parent pursuant to Section 7.01(c)(ii) (Company Breach), (ii) a bona fide Acquisition Proposal shall have been publicly disclosed or otherwise communicated to the Company Board after the date of this Agreement (A) in the case of termination pursuant to Section 7.01(b)(i) (End Date) or Section 7.03(c)(ii) (Company Breach), prior to the date of such termination, or (B) in the case of termination pursuant to Section 7.01(b)(iii) (No Vote), prior to the date of the Company Shareholders Meeting, and (iii) within twelve (12) months after the date that this Agreement is so terminated, the Company enters into a definitive agreement with respect to any Acquisition Proposal or consummates any Acquisition Proposal (provided that for purposes of clause (iii) of this Section 7.03(c), the references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”), then the Company shall pay or cause to be paid to Parent (or one or more Persons designated by Parent) the Termination Fee within five (5) Business Days after the date on which the Company consummates such Acquisition Proposal.
d.Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge that in the event that the Termination Fee becomes payable and is paid by the

Company pursuant to this Section 7.03, the Termination Fee shall be Parent’s and Merger Sub’s sole and exclusive remedy for monetary damages under, arising from or concerning this Agreement.
ARTICLE VIII
MISCELLANEOUS
SECTION 8.01.     Assignment. Neither this Agreement nor any of the rights or obligations of the Parties hereunder may be assigned by Parent or Merger Sub, on the one hand, or the Company, on the other hand, without the prior written consent of the Company (in the case of Parent or Merger Sub) or Parent (in the case of the Company), which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that after the Closing, each of Parent and the Surviving Corporation may assign all of its rights and obligations hereunder (but not a portion or individual rights or obligations) to one or more of its Affiliates or in connection with a merger, consolidation, sale of substantially all of the assets of such Party so long as such successor entity expressly agrees in writing to perform all obligations of such Party hereunder. Subject to the first sentence of this Section 8.01, this Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns. Any attempted assignment or transfer in violation of this Section 8.01 shall be null and void.
SECTION 8.02.     No Third-Party Beneficiaries. Except (a) the rights of Company Shareholders to receive the aggregate Merger Consideration, (b) the rights of holders of Company Equity Awards to receive the consideration set forth in Section 2.05, and (c) the rights of Indemnified Parties as set forth in Section 5.07, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder. Nothing in this Agreement shall constitute an amendment to any employee benefit plan (including a Company Benefit Plan), and no employee benefit plan shall be amended absent a separate written amendment that complies with such employee benefit plan’s amendment procedures.
SECTION 8.03.     Expenses. Regardless of whether the Closing occurs, each of the Parties shall pay its own legal, investment banking, accounting and other fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and the consummation of the transactions contemplated hereby, and any other costs and expenses incurred by such Party, except as otherwise expressly set forth herein. Notwithstanding the foregoing and for the avoidance of doubt, expenses associated with the printing, filing and mailing of the Company Proxy Statement and any amendments or supplements thereto, and the solicitation of shareholder approvals shall be borne equally by the Parties.
SECTION 8.04.     Notices. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement (each, a “Notice”) shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by email as a PDF attachment (provided that any notice received by e-mail transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m., Pacific time shall be deemed to have been received at 9:00 a.m., Pacific time on the next

Business Day) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 8.04 or to such other address as the Party to whom notice is to be given may have provided to the other Party at least two (2) Business Days prior to such address taking effect in accordance with this Section 8.04. Such Notice shall be deemed to have been given as of the date it is delivered by hand or internationally recognized overnight delivery service or is confirmed to have been received by email.
(i) prior to the Closing, if to the Company, to:
Limeade, Inc.
10885 NE 4th Street, Suite #400
Bellevue, Washington 98004
Attention: General Counsel

with a copy (which shall not constitute notice) to:
Perkins Coie LLP
1201 Third Avenue, Suite 4900
Seattle, Washington 98101
Attention: Eric DeJong
E-mail: EDeJong@perkinscoie.com

(ii) if to Parent or, if after the Closing, the Surviving Corporation, to:
WebMD Health Corp.
395 Hudson Street, Third Floor
New York, New York 10014
Attention: General Counsel

with a copy (which shall not constitute notice) to:
MH Sub I, LLC d/b/a Internet Brands
909 N. Pacific Coast Highway, 11th Floor
El Segundo, California 90245
Attention: Lynn Walsh, Chief Development Officer and General Counsel

SECTION 8.05.     Survival. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 8.05 does not limit any covenant or agreement of the Parties which, by its terms, contemplates performance after the Effective Time.
SECTION 8.06.     Interpretation; Certain Definitions.
a.No reference to or disclosure of any matter or item in this Agreement or in the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, (i) shall be construed as an admission or indication that such matter or item is material or that such matter or item is required to be referred to or disclosed in this Agreement, nor shall it be deemed to establish a standard of materiality now or in the future (it being the intent that neither the Company nor any of its Affiliates shall be penalized for having disclosed more than may be required by the request); (ii) represents a determination by the Company or any of its Affiliates that such matter or item did not arise in the Ordinary Course; (iii) shall imply that such matter or item constitutes or would result in a Company Material Adverse Effect by the criteria set forth in this Agreement, or (iv) shall imply that disclosure of any such matter or item is required by Law or by any Governmental Entity. Without limiting the foregoing, no such reference to or disclosure of a possible breach or violation, or allegation of a breach or violation of any Contract, Law or Judgment shall be construed as an admission or indication that a breach or violation exists or has actually occurred. All Exhibits and Schedules annexed hereto or referred to herein, and the Company Disclosure Schedule and Parent Disclosure Schedule, are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in the Company Disclosure Schedule or the Parent Disclosure Schedule, as applicable, or in any Exhibit or Schedule, but not otherwise defined therein, shall have the meaning as defined in this Agreement. References to defined terms in the singular shall include the plural and references to defined terms in the plural shall include the singular. “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” “Including” (and, with correlative meaning, “include”) means including, without limiting the generality of any description preceding or succeeding such term, shall be deemed to be followed by the words “without limitation” and the rule of ejusdem generis will not be applicable to limit a general statement preceded, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned. The descriptive headings of the several Articles and Sections of this Agreement, the Table of Contents to this Agreement and the Company Disclosure Schedule and Parent Disclosure Schedule are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to “Articles,” “Sections,” “Exhibits” or “Schedules” shall be deemed to be references to Articles or Sections of this Agreement or Exhibits or Schedules hereto unless otherwise indicated. The terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Unless otherwise specified or where the context otherwise requires, (A) wherever used, the word “or” is used in the inclusive sense (and/or), (B) references to a Person are also to its successors and permitted assigns, (C) references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, in each case, as in effect at the relevant time of reference thereto, (D) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto, (E) references to monetary amounts are denominated in United States Dollars unless otherwise specified as being denominated in Australian Dollars, (F) “or” is used in the sense of “and/or”, (G) “any” is used in the sense of “any or all” and (H) unless otherwise required by the context in which they appear, the terms “shall” and “will” are used interchangeably.
b.For all purposes hereof:

“Accelerable Company Option” means an Unvested Company Stock Option that is outstanding immediately prior to the Effective Time, has a per share exercise price that is less than the Merger Consideration, and is subject to “double trigger” acceleration upon a change of control of the Company and termination of the holder’s employment in accordance with the holder’s applicable employment agreement.
“Accelerable Company RSU” means an Unvested Company RSU that is outstanding immediately prior to the Effective Time and is subject to “double trigger” acceleration upon a change of control of the Company and termination of the holder’s employment in accordance with the holder’s applicable employment agreement.
“Acceptable Confidentiality Agreement” means (a) a confidentiality agreement between the Company and a Person making an Acquisition Proposal entered into prior to the date of this Agreement, or (b) if entered into on or after the date of this Agreement, a confidentiality agreement on terms no less favorable to the Company in any material respect than those contained in the Confidentiality Agreement and including a “standstill” or similar provision, except that such confidentiality agreement need not restrict the making of, or amendment or modification to, any confidential Acquisition Proposal to the Company Board.
“Acquisition Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any Person or group (as defined under Section 13(d) of the Exchange Act) (other than Parent and its Subsidiaries, including Merger Sub), relating to, in one or more transactions or series of transactions (other than the transactions contemplated by this Agreement): (a) direct or indirect acquisition of assets of the Company or any Company Subsidiary (including any voting equity interests of Subsidiaries) equal to 20% or more of the fair market value of the Company’s and the Company Subsidiaries’ consolidated assets, taken as a whole or to which 20% or more of the Company’s and the Company Subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 20% or more of the voting equity interests of the Company; (c) any direct or indirect acquisition of the equity interests of any Company Subsidiary whose business constitutes 20% or more of the consolidated net revenues, net income, or assets of the Company and the Company Subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in such Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 20% or more of the voting power of the Company; (d) merger, consolidation, other business combination, or similar transaction involving the Company or any Company Subsidiary, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own 20% or more of the consolidated net revenues, net income, or assets of the Company and the Company Subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute 20% or more of the consolidated net revenues, net income, or assets of the Company and the Company Subsidiaries, taken as a whole; or (f) any combination of the foregoing.
“Affiliate” means, with respect to any Person, any Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” means, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise. Prior to the Closing, the Company and the Company Subsidiaries shall not be deemed Affiliates of Parent; on and after the Closing, the Surviving Corporation and the Company Subsidiaries shall be deemed Affiliates of Parent (and not of any Company Shareholder). For the avoidance of doubt, in no event will any investment funds or investment vehicles affiliated with, or managed or advised by Kravis Roberts & Co. L.P. (“KKR”), or any portfolio company (as such term is commonly understood in the private equity industry) or investment of KKR or of any such investment fund or investment vehicle (other than any Subsidiary of Parent or any direct or indirect owner of 100% of Parent’s equity securities) be considered an Affiliate of Parent.
“Anti-Corruption Laws” means applicable Laws that prohibit bribery or corruption (governmental or commercial), including Laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official, commercial entity, or any other Person to obtain an improper business advantage, such as the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 and other similar Laws.
“Approved Line of Credit Draw” means any incurrence of indebtedness under the Company Credit Agreement in the Ordinary Course in an amount not to exceed $3,000,000 for any single instance with respect to which the Company has requested approval of Parent in writing (email sufficient), which such request shall include the materials expected to be provided to Comerica, and which Parent has approved in writing (email sufficient) or has failed to provide a response in writing (email sufficient) to the Company (a) if the request is made at or before 12:00 p.m. Pacific Time on a Business Day, by 5:00 p.m. Pacific Time on such Business Day or (b) the request is made after 12:00 p.m. Pacific Time on a Business Day or on any day that is not a Business Day, by 12:00 p.m. Pacific Time on the immediately following Business Day.
“ASX” means the Australian Securities Exchange.
“ASX Listing Rules” means the official Listing Rules of ASX as amended or waived and applicable to the Company from time to time.
“ASX Settlement Operating Rules” the rules of ASX Settlement Pty Ltd ACN 008 504 532.
“Business Associate” has the same meaning as the term “business associate” in 45 C.F.R. §160.103.
“Business Day” means any day, other than a Saturday or a Sunday, on which commercial banks in Seattle, Washington are not required or authorized by Law to remain closed.
“Company Business” means the business of the Company and the Company Subsidiaries as of the date of this Agreement.
“Company CDIs” means depositary receipts known as CHESS Depositary Interests that provide beneficial, but not legal, title to Company Stock.
“Company Credit Agreement” means that certain Amended and Restated Loan and Security Agreement, dated as of May 10, 2019, by and among Comerica Bank (“Comerica”), the

Company, Limeade Technologies Canada, Inc., and TinyHR, Inc., as amended, supplemented, and modified from time to time.
“Company Equity Award” means a Company Stock Option or a Company RSU Award granted under a Company Equity Incentive Plan.
“Company Equity Incentive Plans” means (i) the Amended and Restated 2006 Stock Plan, (ii) the Amended 2016 Stock Plan, and (iii) the 2019 Omnibus Incentive Plan.
“Company Intellectual Property” means all (a) Owned Intellectual Property, and (b) Intellectual Property that is (i) licensed by a Third Party to the Company or a Company Subsidiary pursuant to a Contract and that is used in and material to the Company Business as currently conducted, or (ii) licensed by an Affiliate of the Company (other than a Company Subsidiary) to the Company or a Company Subsidiary pursuant to a Contract and that is used exclusively in, or relates exclusively to, the Company Business, excluding, in each case ((b)(i) and (b)(ii)), Incidental Licenses.
“Company IT Systems” means all information technology and computer systems owned, leased or licensed by the Company or any Company Subsidiary and used by the Company or any Company Subsidiary in the conduct of the Company Business as currently conducted.
“Company Material Adverse Effect” means any event, circumstance, development, change, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the Company Business, assets, liabilities, condition (financial or otherwise) and results of operations of the Company and the Company Subsidiaries, taken as a whole or (b) the ability of the Company and the Company Subsidiaries to consummate the Merger; provided, however, that, solely with respect to clause (b), a “Company Material Adverse Effect” shall not be deemed to include events, circumstances, developments, changes, occurrences or effects arising from or related to, shareholder litigation arising from or relating to this Agreement, the Merger or any of the other transaction contemplated hereby, including any action alleging or asserting any misrepresentation or omission in any documents (including exhibits and all other information incorporated therein) filed with or furnished to the SEC (provided that no order, injunction or other binding decree entered by a court in such a shareholder litigation enjoins or otherwise bars the Merger from being consummated on or before the End Date), and solely with respect to clause (a), none of the following, and no event, circumstance, development, change, occurrence or effect arising out of or resulting from the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a “Company Material Adverse Effect” has occurred or would reasonably be expected to occur:
(i) the negotiation, execution, announcement or performance of this Agreement or the pendency or consummation of the Merger or the other transactions contemplated by this Agreement (including the impact of any announcement on relationships with customers, vendors or employees of the Company or any Company Subsidiary); provided, however, that this clause (i) shall not apply to any representation or warranty contained in this Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the execution of this Agreement or the pendency or consummation of the Merger or the other transactions contemplated by this Agreement;

(ii) the identity of Parent or any of its Affiliates as the acquiror of the Company, or any communication by Parent or any of its Affiliates regarding plans, proposals or projections with respect to the Company or the Company Subsidiaries;
(iii) general business, economic or political conditions, or the capital, credit, banking, debt, financial or currency markets, in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on any securities exchange or other market;
(iv) general conditions in any industry in which the Company and the Company Subsidiaries operate, or changes therein;
(v) any changes in GAAP or other accounting standards (or the official interpretation thereof);
(vi) any changes in applicable Law (or official interpretation thereof), including the adoption, implementation, repeal or modification of any Law (or the official interpretation thereof) by any Governmental Entity, or any panel or advisory body empowered or appointed thereby;
(vii) the taking of any action, or refraining from taking any action, by the Company or any Company Subsidiaries, in each case at the written direction or written consent of Parent or Merger Sub or as required by or in accordance with this Agreement, or the taking of any action, or failure to take any action, by Parent, Merger Sub or any of their Affiliates;
(viii) any outbreak, continuation or escalation of acts of terrorism, cyberterrorism, hostilities, sabotage or war, hurricanes, volcanoes, tornados, floods, earthquakes, tsunamis, mudslides, weather-related events, epidemics, pandemics (including COVID-19), plagues, public health events, fires or natural or man-made disaster or act of God;
(ix) any failure, in and of itself, by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets, guidance or forecasts of revenue, earnings, cash flow or any other financial measures (which include, for the avoidance of doubt, annualized recurring revenue and bookings) (whether made by the Company or any Third Parties), any change, in and of itself, in the Company’s credit ratings, or in the price or trading volume of shares of the Company Stock (it being understood that the underlying causes of such failures or changes in this clause (x) may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, unless (and to the extent) such underlying cause would otherwise be excepted by this definition);
provided, that in the case of clauses (iii), (iv), (v), (vi) and (viii), such effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect has a disproportionate adverse effect on the Company and the Company Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and the Company Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been or would reasonably be expected to be a Company Material Adverse Effect.

“Company Payoff Letter” means, with respect to the Company Credit Agreement, a payoff letter executed by Comerica, which shall be in form and substance reasonably satisfactory to Parent and the Company.
“Company Products” means the products or services of the Company or any Company Subsidiary.
“Company RSU” means restricted stock units of the Company.
“Company RSU Award” means an award granting Company RSUs pursuant to a Company Equity Incentive Plan.
“Company Shareholders Meeting” means the special meeting of the Company Shareholders to be held to consider the adoption of this Agreement.
“Company Software” means all computer software (a) used by the Company or any Company Subsidiary in, and material to, the conduct of the Company Business as currently conducted or (b) incorporated by the Company or any Company Subsidiary into the Company Products.
“Company Stock Option” means a stock option to acquire shares of Company Stock granted pursuant to a Company Equity Incentive Plan.
“Confidentiality Agreement” means, the confidentiality agreement, dated March 2, 2023, by and between MH Sub I LLC and the Company.
“Contract” means any written contract, agreement, lease, sublease, license, sublicense or other legally binding commitment or arrangement.
“Covered Entity” has the same meaning as the term “covered entity” in 45 C.F.R. §160.103.
“COVID-19” means SARS-CoV-2 or the coronavirus (COVID-19) pandemic, including any evolutions or mutations of SARS-CoV-2 or the coronavirus (COVID-19) disease or related or associated epidemics, pandemics or disease outbreaks.
“COVID-19 Measure” means any quarantine, “shelter in place”, “stay at home”, social distancing, shut down, closure, sequester, safety or similar law, directive, protocols or guidelines promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and the Families First Coronavirus Response Act.
“Depositary” means CHESS Depositary Nominees Pty Ltd.
“Environmental Laws” means all applicable Laws regulating pollution or protection of the environment or natural resources.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
“GAAP” means United States generally accepted accounting principles.
“GDPR” means the EU General Data Protection Regulation (EU Regulation 2016/679).

“Healthcare Laws” means all healthcare Laws applicable to the Company Business, the Company or any Company Subsidiary or any of the Company Products, including, to the extent applicable, the Anti‑Kickback Statute (42 U.S.C. §1320a‑7(b)); the False Claims Act (42 U.S.C. §1320a‑7b(a)); the Stark Law (42 U.S.C. §1395nn); statutes governing all federal and state health care programs defined in 42 U.S.C. §1320a-7b(f), including Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), TRICARE (10 U.S.C. Section 1071 et seq.), ; HIPAA; and all applicable Laws analogous to the foregoing and related regulations applicable to health and wellness programs and state Laws related to the corporate practice of medicine and licensure of healthcare professionals in states and all other jurisdictions in which the Company or the Company Subsidiaries operate.
“HIPAA” means, collectively, the Health Information Portability and Accountability Act of 1996, Public Law 104-191, as amended by the Health Information Technology for Economic and Clinical Health Act, enacted as Title XIII of the American Recovery and Reinvestment Act of 2009, Public Law 111-5, and the regulations issued pursuant thereto, including the Standards for Privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the Security Standards for the Protection of Electronic Protected Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and C, and the Notification of Breach of Unsecured Protected Health Information requirements at 45 C.F.R. Part 164, Subpart D and any guidance issued by the U.S. Department of Health and Human Services interpreting the foregoing and included in a preamble to such regulations or included in a guidance document published on the website of the U.S. Department of Health and Human Services Office for Civil Rights.
“Incidental License” means any (a) nondisclosure agreement or Contract permitting the use of confidential information; (b) Contract pursuant to which current or former employees or contractors of any member of the Company or any Company Subsidiary assign, or license Intellectual Property rights to (or waive such rights for the benefit of) the Company or any Company Subsidiary; (c) Contract under which Intellectual Property is licensed to a consultant, contractor, or vendor of the Company Group for the benefit of a member of the Company or any Company Subsidiary or that permits the consultant, contactor, or vendor to identify the Company or any Company Subsidiary as a customer of such consultant, contractor or vendor; (d) Contract by which the Company or any Company Subsidiary grants an Intellectual Property license in the Ordinary Course; (e) Contract containing a non-exclusive license of Intellectual Property that is merely incidental to the transaction contemplated in such Contract, the commercial purpose of which is primarily for something other than such license, such as (i) a sales, reseller, marketing or similar agreement that includes a license to use trademarks or other rights for the purposes of advertising or providing products or services during the term of and in accordance with such agreement, or (ii) a Contract for the purchase or lease of a photocopier, computer, network equipment, mobile phone or other equipment that also contains a license of Intellectual Property; (f) shrink wrap, click-wrap, or browse-wrap Contract; (g) Contract that is a non-exclusive license or terms of use that permits the use of generally available software, data or content; (h) non-exclusive licenses implied by law to end-user customers for use of products or services; or (i) (k) licenses granted or obtained pursuant to Contracts that have Intellectual Property Rights license provisions that are not substantially or materially different from the corresponding form license provisions set forth in any form Contract used by Company.

“Intellectual Property” means all intellectual property rights worldwide (including all proprietary rights associated therewith), including (a) Patents, (b) Trademarks, (c) copyrights and rights in works of authorship, (d) domain name registrations, uniform resource locators and other names and locators associated with the Internet, (e) trade secrets, inventions, rights in research and development, know-how, methods, processes, designs, formulae, models, tools, algorithms, ideas, discoveries and improvements, (f) social media usernames and other digital identifiers, (g) software (including firmware, middleware, and all related software specifications and documentation), and data and databases and (h) all registrations and applications for the foregoing and any renewals or extensions thereof.
“Intervening Event” means any event, occurrence, fact, condition, development, change or effect that is not known (or, if known, the consequences of which were not reasonably foreseeable) by the Company Board as of the date hereof; provided that in no event shall (1) the receipt, existence or terms of an Acquisition Proposal, or (2) the fact, in each case in and of itself, that the Company meets or exceeds any internal or published projections, forecasts or estimates of its revenue, earnings or other financial performance or results of operations for any period ending on or after the date of this Agreement, or changes after the date of this Agreement in the market price or trading volume of the Company CDIs or the credit rating of the Company constitute an Intervening Event.
“Knowledge” means (a) with respect to the Company and Company Subsidiaries, the actual knowledge, after reasonable due inquiry, of Henry Albrecht, David Smith, Paul Crick, Adam Smith, Lauren Chucko, Alan Saporta and Sarah Visbeek, and (b) with respect to Parent and its Subsidiaries, the actual knowledge, after reasonable due inquiry, of Blake DeSimone and B. Lynn Walsh.
“made available”, as used in Article III, means, with respect to any document, that such document was in the electronic data room or was otherwise furnished to Parent or its Representatives by the Company or any of its Affiliates or Representatives.
“Merger Consideration” means AUD$0.425.
“Open Source Software” means any software that is subject to any license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, the GNU General Public License (GPL), the Lesser GNU Public License (LGPL), or any “copyleft” license or any other license that requires as a condition of use, modification or distribution of such software that such software or other software, combined or distributed with it, be: (a) disclosed or distributed in source code form; (b) licensed for the purpose of making derivative works; (c) redistributable at no charge; or (d) licensed subject to a patent non-assert or royalty-free patent license.
“Ordinary Course” means, with respect to an action taken by a Person, that such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of the business of such Person.
“Organizational Documents” means, as applicable, the articles of incorporation, certificate of formation, bylaws and operating agreement of a Person or any other comparable document.
“Owned Intellectual Property” means all Intellectual Property that is owned by the Company or any Company Subsidiary.

“Patent(s)” means all issued patents and all patent applications, including all provisionals, non-provisionals, converted provisionals, continuations, divisionals, continuations-in-part, reexaminations and reissues, and all extensions, and renewals of any of the foregoing.
“Permitted Liens” means (i) such Liens as are set forth in Section 8.06(b)(ii) of the Company Disclosure Schedule, (ii) Liens for Taxes and other governmental charges that are not yet due and payable, or that the Company Group is contesting in good faith for which appropriate reserves have been established in accordance with GAAP, (iii) Liens disclosed in the Financial Statements or the notes thereto or securing liabilities reflected in the Financial Statements or the notes thereto, (iv) restrictions under leases, subleases, licenses, permits or occupancy agreements to which the Company or a Company Subsidiary is a party, (v) easements, covenants, rights-of-way and other similar restrictions of record, (vi) Liens that will be removed prior to or in connection with Closing, (vii) pledges or deposits made in the Ordinary Course secure obligations under workers’ compensation, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (viii) mechanics’, carriers’, workmen’s, repairmen’s Liens or other like encumbrances arising or incurred in the ordinary course of business, and statutory or common law Liens or encumbrances to secure landlords, lessors, grantors or renters under leases, licenses, easements or rental agreements for amounts which are not yet due and payable, (ix) Liens resulting from applicable securities Laws; and (x) other imperfections of title, licenses or Liens, if any, that do not materially impair the continued use and operation of the assets to which they relate in the conduct of the Company Business, including non-exclusive licenses, sublicenses or other rights to Intellectual Property rights owned by or licensed to the Company granted by the Company to any licensee in the Ordinary Course.
“Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.
“Personal Information” means information that identifies an individual (directly or indirectly in combination with other information available or likely to be available with any Person), as well as any “personal data” as defined in Article 4 (1) of the EU Regulation 2016/679 of April 27, 2016.
“Privacy and Security Laws” means, to the extent applicable, all data privacy, security, and protection or similar Laws concerning privacy, data protection, commercial electronic messages or the collection, retention, protection, processing, transmitting, securing, sharing, transferring or storing and use of Personal Information and Protected Health Information, including, to the extent applicable to the Company Business, the Company or any Company Subsidiary, Healthcare Laws, the Federal Trade Commission Act, the Privacy Act of 1974, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Fair Credit Reporting Act, the Computer Fraud and Abuse Act, and all other state Law equivalents of such Laws (including state social security number protection Laws and state data breach notification Laws, the Privacy and Electronic Communications (EC Directive) Regulations 2003 (“PECR”), the Data Protection Act of 2018, Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (repealing the DPA and its implementing Directive 95/46/EC), and any applicable Laws concerning requirements for website and mobile application privacy policies and practices, data or web scraping, call or electronic monitoring or recording of any outbound communications (including outbound calling and text messaging, telemarketing, and e-mail marketing)).
“Proceeding” means any suit, formal charge, complaint, action, indictment, hearing, mediation, investigation for which the Company or any Company Subsidiary has received written notice from a Governmental Entity, or other proceeding, whether judicial or administrative, civil or criminal, at law or in equity, before any Governmental Entity or arbitrator.
“Protected Health Information” has the same meaning as “protected health information” in 45 C.F.R. §160.103.
“Representatives” means, as to any Person, such Person’s directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2022, as amended, including the rules and regulations promulgated thereunder.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
“Specified Breach” means any failure of a representation or warranty set forth in Section 3.17(a), Section 3.18(a), Section 3.18(b)(i) or Section 3.18(b)(ii) to be true and correct (disregarding all qualifications and exceptions contained therein relating to “materiality,” “Company Material Adverse Effect” or similar qualifiers) that (a) relates to: (i) an administrative matter; (ii) a contractual matter; or (iii) a Breach under HIPAA that either (A) does not requires immediate notification to the U.S. Department of Health and Human Services or the media or (B) is reasonably unlikely to result in material monetary penalties as may be imposed by the U.S. Department to Health and Human Services under HIPAA and (b) in the case of clauses (a)(i), (ii), and (iii), is reasonably capable of being cured (in accordance with, and to the extent required by, applicable Laws as are implicated by the relevant representation or warranty) by the Company in the Ordinary Course (taking into account the Company’s past responses to situations of a similar nature) within a reasonable time following the Effective Time (not to exceed 180 days).
“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person or by another subsidiary of such first Person.
“Superior Proposal” means any bona fide, written Acquisition Proposal (except that the references in the definition thereof to “20% or more” shall be deemed to be references to “50% or more”) that the Company Board determines in good faith, after consultation with outside legal counsel and its financial advisor, (1) is reasonably capable of being consummated and (2) would result in a transaction that, if consummated, is more favorable to the Company Shareholders than the Merger and the transactions contemplated by this Agreement, taking into consideration, in each case, among other things, all of the legal, financial, regulatory and other aspects of such Acquisition Proposal and this Agreement (in each case taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the time of determination), including conditions, form of consideration, financing, and the identity of the Person or group making such Acquisition Proposal.
“Termination Fee” means $2,437,500.
“Third Party” means any Person other than the Company, Parent, Merger Sub and their respective Affiliates and successors and permitted assigns.
“Trademark(s)” mean(s) any trademark, trade dress, service mark, trade name, logo or business symbol, whether or not registered, all registrations and applications therefor, and all goodwill associated therewith and symbolized thereby.
“U.S. Dollar Merger Consideration” means $0.284.
“Unvested Company RSU” means each outstanding Company RSU that is not a Vested Company RSU.
“Unvested Company Stock Option” means each outstanding Company Stock Option that is not a Vested Company Stock Option.
“Vested Company RSU” means a Company RSU that is outstanding and vested as of immediately prior to the Effective Time (but not yet settled) or that vests solely as a result of the consummation of the transactions contemplated by this Agreement. For the avoidance of doubt, Accelerable Company RSUs will only be deemed Vested Company RSUs if all conditions to the vesting of such Company RSUs have been met in accordance with the terms of the applicable agreements governing the vesting thereof as of the Effective Time.
“Vested Company Stock Option” means a Company Stock Option that is unexpired, unexercised, outstanding, and vested as of the Effective Time.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended.
SECTION 8.07.     Limitation on Damages. Notwithstanding anything to the contrary contained in this Agreement, to the maximum extent permitted by Law, in no event shall any Party be liable in connection with this Agreement, the negotiation of this Agreement or the transactions contemplated hereby, for punitive damages, whether or not caused by or resulting from the actions of such Party or the breach of its covenants, agreements, representations or warranties hereunder and whether or not based on or in warranty, contract, tort (including negligence or strict liability) or otherwise, except that the foregoing shall not preclude any Party from seeking any remedy against any other Party hereto based on or arising out of actual fraud by such other Party.
SECTION 8.08.     Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable Law, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Upon such holding that any provision of this Agreement is illegal, invalid or unenforceable under any applicable Law, the Parties shall negotiate in good faith to modify this Agreement to add a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to effect the original intent of the Parties.
SECTION 8.09.     Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of, under or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), will be governed by, and enforced and construed in accordance with, the Law of the State of Washington, including its statutes of limitations, without regard to the conflict of Laws rules of such state that would result in the application of the Laws of another jurisdiction.
SECTION 8.10.     Jurisdiction. Each Party irrevocably agrees that any Proceeding that may be based upon, arise out of, under or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) and any disputes relating hereto (whether for breach of contract, tortious conduct or otherwise) shall (subject to Section 8.13) be brought exclusively in the United States District Court sitting in the Western District of Washington or, solely if such court lacks subject matter jurisdiction, any state court within King County in the State of Washington, and the appellate courts having jurisdiction thereover (collectively, the “Chosen Courts”), and hereby irrevocably accepts and submits to the exclusive jurisdiction and venue of the Chosen Courts in personam with respect to any such Proceeding and waives to the fullest extent permitted by Law any objection that it may now or hereafter have that any such Proceeding has been brought in an inconvenient forum.
SECTION 8.11.     Service of Process. Each Party consents to service of any process, summons, notice or document that may be served in any Proceeding in the Chosen Courts, which service may be made by certified or registered mail, postage prepaid, or as otherwise provided in Section 8.04, to such Party’s address set forth in Section 8.04.
SECTION 8.12.     Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF, UNDER OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.
SECTION 8.13.     Remedies Cumulative. Except as otherwise provided in this Agreement, and any all remedies expressly conferred upon a Party will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a Party of any one remedy will not preclude the exercise of it of any other remedy.
SECTION 8.14.     Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under this Agreement (including failing to take such actions as are required of them hereunder to consummate the Closing) in accordance with its specified terms or otherwise breach any provision of this Agreement. The Parties acknowledge and agree that (a) each Party shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction without proof of damages or otherwise, this being in addition to any other remedy to which it is entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, no Party would have entered into this Agreement. The Parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at law. The Parties acknowledge and agree that a Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.14 shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything else in this Agreement, in no event shall specific performance of any Party’s obligation to consummate the Merger survive any valid termination of this Agreement.
SECTION 8.15.     Amendments; Waiver. At any time prior to the Effective Time (whether before or after the Company Shareholder Approval), any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent, and Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that in the case of the Company, any amendment or waiver shall require the approval or recommendation of the Company Board; provided, further, that after receipt of the Company Shareholder Approval, if any such amendment or waiver shall by applicable Law (including the WBCA) or in accordance with the rules of the ASX require further approval of the Company Shareholders, then the effectiveness of such amendment or waiver shall be subject to receipt of such approval of the Company Shareholders. Notwithstanding the foregoing, no failure or delay by the Company, Parent, or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

SECTION 8.16.     Joint Drafting. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.
SECTION 8.17.     Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.
SECTION 8.18.     Entire Agreement. This Agreement, together with the Schedules and Exhibits expressly contemplated hereby and attached hereto, the Company Disclosure Schedule, the Parent Disclosure Schedule, the Confidentiality Agreement and the other agreements, certificates and documents delivered in connection herewith or therewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

LIMEADE, INC.

By:	/s/ Henry Albrecht
Name:	Henry Albrecht
Title:	Chief Executive Officer

WEBMD HEALTH CORP.

By:	/s/ Robert N. Brisco
Name:	Robert N. Brisco
Title:	Chief Executive Officer

LOTUS MERGER SUB, INC.

By:	/s/ Blake DeSimone
Name:	Blake DeSimone
Title:	CFO

EXHIBIT A
Schedule of Supporting Shareholders

Henry Albrecht
Carl and Mollie Albrecht Dynastic Irrevocable Education Trust
Alexander Stephen Albrecht Parental Trust
Josephine Chelan Albrecht Parental Trust
William Cortez Albrecht Parental Trust
TVC Capital Partners II LP
TVC Capital II LP
Oak HC/FT Partners LP

EXHIBIT B
Form of Voting and Support Agreement

[See attached.]

EXHIBIT C
Form of Articles of Incorporation

[See attached.]

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
LIMEADE, INC.

ARTICLE 1
NAME

The name of the corporation is Limeade, Inc. (the “Corporation”).

ARTICLE 2
DURATION

The Corporation is organized under the Washington Business Corporation Act, as amended (the “Act”) and shall have perpetual existence.

ARTICLE 3
PURPOSE AND POWERS

The purpose and powers of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Act.

ARTICLE 4
CAPITAL STOCK

4.1 Authorized Capital. The amount of the total authorized capital stock of the Corporation is 1,000 shares of common stock, par value $0.001 per share. All such shares are classified as common stock.

4.2 Meetings of Shareholders. Meetings of shareholders may be held within or without the state of Washington, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Act) outside the State of Washington at such place or places as may be designated from time to time by the board or in the Bylaws.

4.3 Contracts with Interested Shareholders. Subject to the limitations set forth in the Act, the Corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its shareholders and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise. Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the shareholder’s having an interest in the contract or transaction.

ARTICLE 5
DIRECTORS

5.1 Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the board of directors. The total number of directors constituting the entire board shall be fixed from time to time by the board. Elections of directors need not be by written ballot unless the bylaws of the Corporation (the “Bylaws”) shall so provide.

5.2 Authority of Board of Directors to Amend Bylaws. In furtherance of and not in limitation of the power conferred by the Act, the board, acting by majority vote, is expressly authorized to adopt, amend or repeal the Bylaws.

5.3 No Cumulative Voting. The shareholders of the Corporation shall not be entitled to cumulative voting as to the election of any directors.

5.4 Contracts with Interested Directors. Subject to the limitations set forth in the Act, the Corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its directors and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise. Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the director’s having an interest in the contract or transaction.

5.5 Personal Liability of Directors. The personal liability of all the directors of the Corporation is hereby eliminated to the fullest extent allowed as provided by the Act.

5.6 Indemnification of Directors, Officers, Employees and Agents. The Corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the Corporation and shall advance or reimburse the reasonable expenses incurred by the individual in advance of final disposition of the proceeding to the extent such limitation may be disregarded if authorized by the Articles of Incorporation, to the full extent and under all circumstances permitted by applicable law, without regard to the limitations in RCW 238.08.510 through 23B.08.550 and 23B.08.560(2) of the Business Corporation Act, or any other limitation that may hereafter be enacted. The Corporation shall, to the fullest extent legally permissible under the provisions of the Act, indemnify and hold harmless such other persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by such person in connection with any action, suit or other proceeding in which such person may be involved or with which such person may be threatened, or other matters referred to in or covered by said provisions both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the Corporation after the date hereof. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws or any agreement or resolution adopted by the board of directors or shareholders entitled to vote thereon after notice.

ARTICLE 6
REGISTERED AGENT

The Registered Office of the Corporation in the State of Washington is located at MC-CSC1, 300 Deschutes Way SW, Suite 208, Tumwater, WA 98501. The name of the Registered Agent at such address upon whom process against this Corporation may be service is Corporation Service Company.

ARTICLE 7
NO PREEMPTIVE RIGHTS

No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation.

ARTICLE 8
OTHER MATTERS

Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change, or repel any provisions contained in these Articles in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of the Corporation are subject to this reservation. A shareholder of the Corporation does not have a vested property right resulting from any provision of these Articles.

EXHIBIT D
Form of Articles of Merger

[See attached.]

ARTICLES OF MERGER
OF
LOTUS MERGER SUB, INC.
WITH AND INTO
LIMEADE, INC.
[_____], 2023
Pursuant to RCW 23B.11.050 of the Washington Business Corporation Act (the “Act”), Limeade, Inc., a Washington corporation (the “Corporation”), hereby submits these Articles of Merger for filing with the Secretary of State of the State of Washington, and certifies as follows:

FIRST: Merging Entities. The name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name of Corporation State of Incorporation

Lotus Merger Sub, Inc. Washington
Limeade, Inc. Washington

SECOND: Surviving Corporation. The name and jurisdiction of organization of the surviving corporation is:

Name of Corporation State of Incorporation
Limeade, Inc. Washington

THIRD: Amendment and Restatement of Surviving Corporation’s Articles of Incorporation. Pursuant to RCW 23B.11.010(3)(a) of the Act, the articles of incorporation of the Corporation are amended and restated pursuant to the Plan of Merger to read in their entirety as set forth on Exhibit A to these Articles of Merger.

FOURTH: Plan of Merger. The Plan of Merger was approved by the directors of Lotus Merger Sub, Inc., a Washington corporation (“Merger Sub”), and the directors of the Corporation in accordance with RCW 23B.11.010.

FIFTH: Merger Sub Shareholder Approval. The Plan of Merger was approved by the sole shareholder of Merger Sub pursuant to RCW 23B.11.030.

SIXTH: Corporation Shareholder Approval. The Plan of Merger was approved by the shareholders of the Corporation pursuant to RCW 23B.11.030.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, these Articles of Merger have been executed as of the date first written above.

LIMEADE, INC.

By: ________________________________
Name:
Title:

EXHIBIT A
AMENDED AND RESTATED ARTICLES OF INCORPORATION

[See attached.]

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
LIMEADE, INC.

ARTICLE 1
NAME

The name of the corporation is Limeade, Inc. (the “Corporation”).

ARTICLE 2
DURATION

The Corporation is organized under the Washington Business Corporation Act, as amended (the “Act”) and shall have perpetual existence.

ARTICLE 3
PURPOSE AND POWERS

The purpose and powers of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Act.

ARTICLE 4
CAPITAL STOCK

4.1 Authorized Capital. The amount of the total authorized capital stock of the Corporation is 1,000 shares of common stock, par value $0.001 per share. All such shares are classified as common stock.

4.2 Meetings of Shareholders. Meetings of shareholders may be held within or without the state of Washington, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Act) outside the State of Washington at such place or places as may be designated from time to time by the board or in the Bylaws.

4.3 Contracts with Interested Shareholders. Subject to the limitations set forth in the Act, the Corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its shareholders and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise. Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the shareholder’s having an interest in the contract or transaction.

ARTICLE 5
DIRECTORS

5.1 Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the board of directors. The total number of directors constituting the entire board shall be fixed from time to time by the board. Elections of directors need not be by written ballot unless the bylaws of the Corporation (the “Bylaws”) shall so provide.

5.2 Authority of Board of Directors to Amend Bylaws. In furtherance of and not in limitation of the power conferred by the Act, the board, acting by majority vote, is expressly authorized to adopt, amend or repeal the Bylaws.

5.3 No Cumulative Voting. The shareholders of the Corporation shall not be entitled to cumulative voting as to the election of any directors.

5.4 Contracts with Interested Directors. Subject to the limitations set forth in the Act, the Corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its directors and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members or otherwise. Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the director’s having an interest in the contract or transaction.

5.5 Personal Liability of Directors. The personal liability of all the directors of the Corporation is hereby eliminated to the fullest extent allowed as provided by the Act.

5.6 Indemnification of Directors, Officers, Employees and Agents. The Corporation shall indemnify any individual made a party to a proceeding because that individual is or was a director of the Corporation and shall advance or reimburse the reasonable expenses incurred by the individual in advance of final disposition of the proceeding to the extent such limitation may be disregarded if authorized by the Articles of Incorporation, to the full extent and under all circumstances permitted by applicable law, without regard to the limitations in RCW 238.08.510 through 23B.08.550 and 23B.08.560(2) of the Business Corporation Act, or any other limitation that may hereafter be enacted. The Corporation shall, to the fullest extent legally permissible under the provisions of the Act, indemnify and hold harmless such other persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by such person in connection with any action, suit or other proceeding in which such person may be involved or with which such person may be threatened, or other matters referred to in or covered by said provisions both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the Corporation after the date hereof. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaws or any agreement or resolution adopted by the board of directors or shareholders entitled to vote thereon after notice.

ARTICLE 6
REGISTERED AGENT

The Registered Office of the Corporation in the State of Washington is located at MC-CSC1, 300 Deschutes Way SW, Suite 208, Tumwater, WA 98501. The name of the Registered Agent at such address upon whom process against this Corporation may be service is Corporation Service Company.

ARTICLE 7
NO PREEMPTIVE RIGHTS

No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation.

ARTICLE 8
OTHER MATTERS

Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change, or repel any provisions contained in these Articles in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of the Corporation are subject to this reservation. A shareholder of the Corporation does not have a vested property right resulting from any provision of these Articles.

Annex B
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made effective as of June 8, 2023, by and among Limeade Inc., a Washington corporation (the “Company”), WebMD Health Corp., a Delaware corporation (“Parent”), and each Person identified on Exhibit A attached hereto (collectively, the “Shareholders” and each a “Shareholder”). The Company, Parent, and the Shareholders are hereinafter at times individually referred to as a “Party” and collectively as the “Parties”.
WITNESSETH:
WHEREAS, the Company, Parent, and Lotus Merger Sub, Inc., a Washington corporation and wholly-owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company, with the Company continuing as the surviving company of such merger (the “Merger”), pursuant to which each share of Company Stock issued and outstanding immediately prior to the Effective Time will automatically be converted into the right to receive the consideration set forth in the Merger Agreement, subject to the terms and conditions set forth therein;
WHEREAS, as of the date hereof, each Shareholder has Beneficial Ownership of (a) the number of Shares set forth opposite such Shareholder’s name on Exhibit A attached hereto under the heading “Shares” and (b) the number of Company Stock Options and Company RSUs set forth opposite such Shareholder’s name on Exhibit A hereto under the heading “Options and RSUs”.
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each Shareholder has agreed to enter into this Agreement with respect to its Covered Securities; and
WHEREAS, Parent and Company desire that the Shareholders agree, and the Shareholders each desire to agree, on the terms and subject to the conditions set forth herein, to undertake the obligations set forth herein, including to vote, or consent to, all of the Covered Shares in a manner so as to facilitate the consummation of the Merger and the related transactions contemplated by the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1.Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement. For purposes of this Agreement, the following terms shall have the respective meanings set forth below.
a.“Beneficial Ownership” shall mean “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided, that the following will also be deemed to be having beneficial ownership or an acquisition of beneficial ownership of securities for purposes of this Agreement: having the right to acquire securities pursuant to any agreement, Contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing; provided, however, that for purposes hereof, no Shareholder shall be deemed to have beneficial ownership of (x) unexercised Company Stock Options that are “out-of-the-money” with respect to the Merger Consideration at the time of any such determination or (y) unvested Company RSUs. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall have correlative meanings.
b.“Covered Shares” shall mean, with respect to any Shareholder, (i) all Shares of which such Shareholder has Beneficial Ownership as of the date hereof, and (ii) all Shares of which such Shareholder acquires Beneficial Ownership after the date of this Agreement through the Expiration Date, including by way of any recapitalization, reclassification, stock dividend, distribution, split-up or combination of the securities of the Company or by way of the vesting and settlement or exercise of any rights, warrants or options to acquire any Shares (including Company RSUs and Company Stock Options).
c.“Covered Securities” shall mean, with respect to any Shareholder, (i) all Covered Shares of such Shareholder and (ii) all Company RSUs and Company Stock Options of which such Shareholder has Beneficial Ownership as of the date hereof, and (ii) all Company RSUs and Company Stock Options of which such Shareholder acquires Beneficial Ownership after the date of this Agreement through the Expiration Date.
d.“Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger shall become consummated in accordance with the terms and provisions of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with Article VII of the Merger Agreement, (iii) the date of any amendment, modification or supplement to the Merger Agreement as in effect as of the date hereof, in each such case, if such amendment, modification or supplement decreases the amount, or changes the form, of Merger Consideration payable to any Shareholder, and such amendment, modification or supplement was obtained without the prior written consent of the Shareholders, and (iv) the termination of this Agreement by the mutual written consent of the Parties.
e.“Shares” shall mean shares of Company Stock.
f.“Transfer” shall mean, with respect to a Covered Security, to directly or indirectly (i) sell, pledge, encumber, assign, grant an option with respect to, transfer, tender, or otherwise dispose of such Covered Security or of any interest in such Covered Security (including by merger, by testamentary disposition, by gift, by operation of Law or otherwise), (ii) enter into any Contract providing for the sale, pledge, encumbrance, exchange, assignment, grant of an option with respect to, transfer, tender, or other disposition of such Covered Security or any interest therein (including by merger, by testamentary disposition, by gift, by operation of Law or otherwise), (iii) grant or permit the grant of any proxy (other than as contemplated by Section 3), power-of-attorney or other authorization or consent or execute any written consent with respect to such Covered Security (other than any written consent executed in accordance with this Agreement), (iv) create or permit to exist any Liens, other than Liens arising under or imposed by applicable Law or pursuant to this Agreement, the Merger Agreement (or the transactions contemplated by the Merger Agreement) or any Permitted Transfer, (v) enter into, renew, or maintain any put equivalent position (as defined in Rule 16a-1 under the Exchange Act) for the purpose of hedging economic exposure to such Covered Security, (vi) deposit such Covered Security into a voting trust, enter into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Security or grant any proxy or power-of-attorney (other than this Agreement) with respect to such Covered Security, or (vii) agree to take any of the actions referred to in the foregoing clauses (iii) through (vi).
2.Transfer Restrictions.

a.From the date hereof until the Expiration Date, no Shareholder shall Transfer (or cause or permit the Transfer of) any of such Shareholder’s Covered Securities or any rights to acquire such Covered Securities or other equity securities of the Company, or enter into any Contract or agreement relating thereto, except (i) with both Parent’s and the Company’s prior written consent, (ii) Transfers between the Shareholders or any of their Affiliates or (iii) for the avoidance of doubt, Transfers between accounts holding the Covered Securities or new accounts established and actually held and controlled by the Shareholders (so long as for the avoidance of doubt, such Transfers pursuant to this clause (iii) do not reduce the aggregate Beneficial Ownership of the transferring Shareholder); provided, that in the case of clause (ii), if such Transfer is to an Affiliate of such Shareholder, such Shareholder shall cause such Affiliate, at the time of and as a condition to such Transfer, to execute and deliver to Parent and the Company a joinder to this Agreement (in form and substance reasonably acceptable to Parent and the Company) providing that such transferee shall agree to be bound as a Shareholder under this Agreement (a “Joinder”) (each such exception set forth in the foregoing clauses (i) through (iii), a “Permitted Transfer”). Any transfer (other than a Permitted Transfer) of Covered Securities in breach or violation of this Agreement shall be void and of no force or effect.
b.In the event that any Shareholder acquires Beneficial Ownership of Shares, Company Stock Options or Company RSUs after the execution of this Agreement, the number of Shares, Company Stock Options or Company RSUs Beneficially Owned by such Shareholder set forth on Exhibit A hereto will be deemed amended accordingly and such Shares, Company Stock Options or Company RSUs shall automatically become Covered Securities subject to the terms of this Agreement. Each Shareholder agrees (i) to cause any of its Subsidiaries (as applicable) and (ii) to use its reasonable best efforts to cause any other Affiliates (as applicable), in each case, that acquires any Shares on or after the date hereof to execute and deliver to Parent and the Company a Joinder.
3.Agreement to Vote Shares.
a.At every meeting of the shareholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company, each Shareholder (in such Shareholder’s capacity as such) unconditionally and irrevocably agrees to, or to cause the holder of record on any applicable record date to, (i) appear at such meeting or otherwise cause all of such Shareholder’s Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted (including by proxy or written consent, if applicable) all of such Shareholder’s Covered Shares entitled to vote or act by written consent, as the case may be:
i. in favor of the approval of the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement;
ii. in favor of the approval of any proposal to adjourn or postpone the meeting to a later date if there are not sufficient votes for the approval of the Merger Agreement and the Merger on the date on which such meeting is held;
iii. against approval of an Acquisition Proposal, Acquisition Agreement, or any proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action, made in opposition to, in competition with, or inconsistent with the Merger Agreement, the Merger, or the transactions contemplated by the Merger Agreement that would reasonably be expected to impede, frustrate, interfere with, delay, postpone, prevent, or adversely affect the consummation of the Merger or other transactions contemplated by the Merger Agreement;

iv. against any action, proposal, transaction, or agreement that would or would reasonably be expected to (x) result in a breach in any respect of any covenant, representation, warranty, or other obligation or agreement contained in the Merger Agreement, or of such Shareholder contained in this Agreement, or (y) result in any of the conditions of the consummation of the Merger under the Merger Agreement not being fulfilled; and
v. in favor of any other matter or action reasonably necessary to the approval and adoption of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement.
b.Notwithstanding Section 3(a), nothing in this Agreement shall require any Shareholder to vote (or cause to vote) in favor of, or otherwise act by written consent with respect to, any amendment to the Merger Agreement or the taking of any action that (x) would result in the amendment, modification or waiver of a provision therein, in any such case, in a manner that decreases the amount or changes the form of the Merger Consideration payable to such Shareholder or (y) materially amends or waives any other terms and conditions of the Merger Agreement in a manner adverse to such Shareholder, and, for the avoidance of doubt, any Shareholder may act in such Shareholder’s sole discretion with respect to any such foregoing proposed items.
4.No Adverse Act. Each Shareholder agrees that prior to the Expiration Date, except as expressly permitted by this Agreement, each Shareholder shall not, directly or indirectly, (a) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of Section 3 or this Section 4 or (b) knowingly or intentionally take or permit any other action that would reasonably be expected to in any way (i) restrict, limit, or interfere with the performance of such Shareholder’s obligations hereunder, (ii) make any representation or warranty of such Shareholder herein untrue or incorrect (except in the case of Section 7(c) for Permitted Transfers), or (iii) otherwise restrict, limit, interfere, prevent, or disable such Shareholder from performing its obligations under this Agreement, the Merger Agreement, or the transactions contemplated hereby or thereby. Each Shareholder agrees that such Shareholder will not, in such Shareholder’s capacity as a Beneficial Owner of the Shares, bring, commence, institute, maintain, prosecute, participate in (including as a member to a class action lawsuit) or voluntarily aid any Proceeding, in law or in equity, in any court or before any Governmental Entity which (x) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement or (y) alleges that the execution and delivery of this Agreement by such Shareholder, either alone or together with any other voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any members thereof.
5.Waiver of Appraisal Rights. To the fullest extent permitted by Law, each Shareholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent (or any similar rights) in connection with the Merger Agreement and the Merger that such Shareholder may have by virtue of ownership of the Covered Shares or otherwise.
6.Prior Directions. Each Shareholder hereby represents that any directions heretofore given in respect of the Covered Shares, if any, are revocable, and hereby revokes such directions.
7.Representations and Warranties of the Shareholders. Each Shareholder hereby represents and warrants to Parent and the Company as follows:
a.Power; Organization; Binding Agreement. Such Shareholder has full power and authority to execute and deliver this Agreement, to perform such Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. If not a natural person, such Shareholder is duly organized, validly existing and in good standing (or equivalent) under the laws of its jurisdiction of formation. This Agreement has been duly executed and delivered by such Shareholder and, assuming this Agreement constitutes a valid and binding obligation of the Company and Parent, constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, or other similar Laws affecting creditors’ rights generally and general principles of equity.
b.Ownership of Securities. Such Shareholder is the sole Beneficial Owner of the Shares set forth opposite such Shareholder’s name on Exhibit A hereto under the heading “Shares”, all of which are free and clear of any Liens (other than Permitted Liens). No Person has a right to acquire any of the Shares. Such Shareholder is the sole Beneficial Owner of the Company RSUs and Company Stock Options set forth opposite such Shareholder’s name on Exhibit A hereto under the heading “Options and RSUs”. The Shares, Company RSUs and Company Stock Options set forth opposite such Shareholder’s name on Exhibit A constitute all of the Shares, Company RSUs, Company Stock Options or other options, warrants, rights or securities convertible, exchangeable or exercisable for Shares, Beneficially Owned by such Shareholder.
c.Voting Power. Such Shareholder has sole voting power, power of disposition, power to issue instructions with respect to matters set forth herein, and power to agree to all matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the Shares set forth opposite such Shareholder’s name on Exhibit A hereto, with no limitations, qualifications, or restrictions on such rights, subject to applicable federal securities Laws, “blue sky” or other applicable securities Laws and those arising under the terms of this Agreement.
d.Reliance. Such Shareholder understands and acknowledges that Parent, Merger Sub, and the Company are entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the performance of such Shareholder’s obligations hereunder.
e.No Conflicts; Consents and Approvals. The execution, delivery, and performance of this Agreement by such Shareholder, and the consummation by such Shareholder of the transactions contemplated hereby, do not and will not (i) conflict with or violate any Law that is applicable to such Shareholder or by which any of its assets or properties is subject or bound, (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default), or result in a right of payment or loss of a benefit under, or give rise to any right of termination, cancellation, amendment, or acceleration of any Contract to which such Shareholder is a party or by which such Shareholder is bound, or (iii) if such Shareholder is not a natural person, conflict with or violate the certificate of incorporation, bylaws, operating agreement, limited partnership agreement, or any equivalent organizational or governing documents of such Shareholder. The execution, delivery, and performance by such Shareholder of this Agreement, and the consummation by the Shareholder of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Entity.
f.No Finder. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commissions payable by the Company or any of its Subsidiaries in connection with this Agreement based upon arrangements made by or on behalf of such Shareholder in its capacity as a shareholder of the Company.
g.Litigation. There are no Proceedings pending or, to the knowledge of such Shareholder, threatened against such Shareholder, or any Order to which such Shareholder is subject, except in each case, for those that, individually or in the aggregate, would not reasonably be expected to

(i) impair or adversely affect the ability of such Shareholder to perform its obligations under this Agreement or (ii) prevent, materially delay, or adversely affect the consummation of the Merger.
8.Information. Each Shareholder hereby agrees that it shall promptly (a) furnish to Parent and the Company any information that Parent or the Company may reasonably request for the preparation of any announcement or disclosure reasonably necessary in connection with the Merger and any of the other transactions contemplated by the Merger Agreement and (b) notify Parent and the Company of any required corrections with respect to any information supplied by it for use in any such announcement or disclosure, if and to the extent such information contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading.
9.Disclosure. Each Shareholder shall permit Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, including the Company Proxy Statement, and in any press release or other disclosure document that Parent and the Company determine to be necessary or desirable in connection with the Merger Agreement, the Merger, and the other transactions contemplated by the Merger Agreement, this Agreement and such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments, arrangements, and understandings under this agreement. Except as required by applicable Law, each Party shall not, and shall cause its Affiliates and representatives not to, make any press release, public announcement or other public communication with respect to this Agreement, the Merger Agreement, or the transactions contemplated hereby or thereby, without the prior written consent of Parent and the Company. Within 2 Business Days of the date hereof, the Parties agree that Parent shall cause a notice to be published on the ASX, attaching this Agreement, containing the information referred to in section 671(B)(3) of the Corporations Act (Cth) 2001.
10.No Ownership Interest. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in Parent or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Covered Securities. Except as provided in this Agreement, all rights, ownership, and economic benefits relating to the Covered Securities shall remain vested in and belong to the Shareholders.
11.Further Assurances. Subject to the terms and conditions of this Agreement, upon request of Parent or the Company, each Shareholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Shareholder’s obligations under this Agreement.
12.Termination. This Agreement and all rights and obligations of the Parties hereunder shall terminate and shall have no further force or effect as of the Expiration Date; provided, however, that Section 14 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 12 shall relieve any Party from liability, or otherwise limit the liability of any Party, for any willful or intentional breach of this Agreement prior to such termination.
13.No Agreement as Director or Officer. Notwithstanding any provision of this Agreement, no Shareholder makes any agreement or understanding in this Agreement in such Shareholder’s capacity as a director or officer of the Company or any of its Subsidiaries (if such Shareholder holds such office), and nothing in this Agreement will (a) limit or affect any actions or omissions taken by such Shareholder in such Shareholder’s capacity as such a director or officer or any actions taken by any director or officer of the Company affiliated with such Shareholder, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (b) be construed to prohibit limit, or restrict such Shareholder from exercising such Shareholder’s fiduciary duties as an officer or director to the Company or its shareholders or any director or officer affiliated with such Shareholder from exercising such director’s or officer’s fiduciary duties to the Company or its shareholders.
14.Miscellaneous.
a.Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable Law, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Upon such holding that any provision of this Agreement is illegal, invalid or unenforceable under any applicable Law, the Parties shall negotiate in good faith to modify this Agreement to add a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to effect the original intent of the Parties.
b.Assignment. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties. Any assignment or transfer in violation of the preceding sentence shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
c.Amendments; Waiver. This Agreement may not be amended except by an instrument in writing signed by each of the Parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver. No waiver of any of the provisions of this Agreement shall be effective unless it is in writing signed by the Party making such waiver. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that Party of the right to thereafter insist upon strict adherence to that term or any other term of this Agreement.
d.Specific Performance; Effect of Breach Under Merger Agreement.
i. The Parties agree that irreparable damage to Parent and the Company for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Shareholders do not perform their respective obligations under this Agreement in accordance with its specified terms or otherwise breach any provision of this Agreement. The Parties acknowledge and agree that (a) Parent and the Company shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction without proof of damages or otherwise, this being in addition to any other remedy to which it is entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, no Party would have entered into this Agreement. The Parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at law. The Parties acknowledge and agree that a Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 14(d) shall not be required to provide any bond or other security in connection with any such order or injunction.

ii. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that no breach of any representation or warranty contained in this Agreement shall give rise to the failure of any condition to the Merger to be satisfied or the right of any Party to terminate the Merger Agreement.
e.Notices. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement (each, a “Notice”) shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by email as a PDF attachment (provided that any notice received by e-mail transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m., Pacific time shall be deemed to have been received at 9:00 a.m., Pacific time on the next Business Day) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 14(e) or to such other address as the Party to whom notice is to be given may have provided to the other Party at least two (2) Business Days prior to such address taking effect in accordance with this Section 14(e). Such Notice shall be deemed to have been given as of the date it is delivered by hand or internationally recognized overnight delivery service or is confirmed to have been received by email:

If to Parent or Merger Sub, to: WebMD Health Corp.
395 Hudson Street, Third Floor
New York, NY 10014
Attention: General Counsel
with a copy (which shall not constitute notice) to:

MH Sub I, LLC d/b/a Internet Brands
909 N. Pacific Coast Highway, 11th Floor
El Segundo, CA 90245
Attention: Lynn Walsh, Chief Development Officer and General Counsel

If to the Company, to: Limeade, Inc.
10885 NE 4th Street, Suite #400
Bellevue, WA 98004
Attention: General Counsel

with a copy (which shall not constitute notice) to:

Perkins Coie LLP
1201 3rd Avenue, Suite 4900
Seattle, WA 98101
Attention: Eric DeJong
E-mail: edejong@perkinscoie.com

If to a Shareholder, to such address listed in Exhibit A.
f.No Third-Party Beneficiaries. The Parties agree that their respective representations, warranties and covenants (if any) set forth in this Agreement are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder.
g.Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of, under or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), will be governed by, and enforced and construed in accordance with, the Law of the State of Washington, including its statutes of limitations, without regard to the conflict of Laws rules of such state that would result in the application of the Laws of another jurisdiction.
h.Consent to Jurisdiction; Waiver of Jury Trial.
i. Each Party irrevocably agrees that any Proceeding that may be based upon, arise out of, under or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) and any disputes relating hereto (whether for breach of contract, tortious conduct or otherwise) shall be brought exclusively in the United States District Court sitting in the Western District of Washington or, solely if such court lacks subject matter jurisdiction, any state court within King County in the State of Washington, and the appellate courts having jurisdiction thereover (collectively, the “Chosen Courts”), and hereby irrevocably accepts and submits to the exclusive jurisdiction and venue of the Chosen Courts in personam with respect to any such Proceeding and waives to the fullest extent permitted by Law any objection that it may now or hereafter have that any such Proceeding has been brought in an inconvenient forum. Each Party consents to service of any process, summons, notice or document that may be served in any Proceeding in the Chosen Courts, which service may be made by certified or registered mail, postage prepaid, or as otherwise provided in Section 8.04, to such Party’s address set forth in Section 14(e).
ii. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF, UNDER OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(h)(II).
i.Entire Agreement. This Agreement and the documents and instruments and other agreements contemplated herein constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter of this Agreement.
j.Mutual Drafting; Interpretation. Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires, the singular shall include the plural, and vice versa. As used in this Agreement, (i) the words “include” and “including,” and words of similar meaning shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” (ii) “or” is used in the sense of “and/or”, (iii) “any” is used in the sense of “any or all”, (iv) unless otherwise required by the context in which they appear, the terms “shall” and “will” are used interchangeably and (v) unless expressly stated herein to the contrary, reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and as in effect from time to time, including any rule or regulation promulgated thereunder. Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and the Exhibits to this Agreement. The term “or” shall not be deemed to be exclusive. The words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
k.Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such expense, regardless of whether the Merger is consummated.
l.Counterparts. This Agreement may be executed in two or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The exchange of a fully-executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format or through other electronic means shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

PARENT:
WebMD Health Corp.
By:	/s/ Robert N. Brisco
Name:	Robert N. Brisco
Title:	CEO

COMPANY

By:	/s/ Henry Albrecht
Name:	Henry Albrecht
Title:	Chief Executive Officer

SHAREHOLDERS

By:	/s/ Henry Albrecht
Name:	Henry Albrecht

Carl and Mollie Albrecht Dynastic Irrevocable Education Trust
By:	/s/ George Albrecht	By:	/s/ Lily Bowdler
Name:	George Albrecht	Name:	Lily Bowdler
Title:	Trustee	Title:	Trustee

Alexander Stephen Albrecht Parental Trust
By:	/s/ Carl Albrecht
Name:	Carl Albrecht
Title:	Trustee

Josephine Chelan Albrecht Parental Trust
By:	/s/ Carl Albrecht
Name:	Carl Albrecht
Title:	Trustee

William Cortez Albrecht Parental Trust
By:	/s/ Carl Albrecht
Name:	Carl Albrecht
Title:	Trustee

TVC Capital Partners II LP
By:	Steven Hamerslag
Its:	General Partner

By:	/s/ Steven Hamerslag
Name:	Steven Hamerslag
Title:	General Partner

TVC Capital II LP
By:	Steven Hamerslag
Its:	General Partner

By:	/s/ Steven Hamerslag
Name:	Steven Hamerslag
Title:	General Partner

Oak HC/FT Partners LP
By:	Andrew W. Adams
Its:	General Partner

By:	/s/ Andrew W. Adams
Name:	Andrew W. Adams
Title:	General Partner

Exhibit A

List of Shareholders

Shareholder	Address	Shares	Shares underlying Company Stock Options
Henry Albrecht	**	**	**
Carl and Mollie Albrecht Dynastic Irrevocable Education Trust	**	**	**
Alexander Stephen Albrecht Parental Trust	**	**	**
Josephine Chelan Albrecht Parental Trust	**	**	**
William Cortez Albrecht Parental Trust	**	**	**
TVC Capital Partners II LP	**	**	**
TVC Capital II LP	**	**	**
Oak HC/FT Partners LP	**	**	**

** redacted

June 8, 2023                                         Annex C

Board of Directors
Limeade, Inc.
10885 NE 4th Street, Suite #400
Bellevue, WA 98004

Members of the Board of Directors:

We understand that WebMD Corporation, a Delaware corporation (“Parent”), Lotus Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Limeade, Inc., a Washington corporation (the “Company”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger,” and together with other transactions contemplated by the Agreement, the “Transaction”), and that, in connection with the Transaction and subject to the terms of the Agreement, each share of common stock, no par value per share, of the Company (the “Company Stock”) issued and outstanding immediately prior to the time that the Merger becomes effective (the “Effective Time”) (other than the Excluded Shares and the Dissenting Shares (each as defined in the Agreement), but including the shares of Company Stock that are underlying Company CDIs (as defined in the Agreement) outstanding immediately prior to the Effective Time) shall be converted automatically into the right to receive an amount in cash in Australian dollars equal to, without interest, AUD$0.425 (the “Company Stock Transaction Consideration”). The terms and conditions of the Transaction are more completely described in the Agreement.
The Board of Directors of the Company (the “Board”) has requested that Raymond James & Associates, Inc. (“Raymond James”) provide an opinion (this “Opinion”) to the Board as to whether, as of the date hereof, the Company Stock Transaction Consideration to be received by the holders of the Company Stock, including holders of Company CDIs representing shares of Company Stock (“Company Shareholders”), in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders. In connection with our review of the proposed Transaction and the preparation of this Opinion, we have, among other things:
1. reviewed the financial terms and conditions as stated in the draft of the Agreement dated as of June 7, 2023;
2. reviewed certain information related to the historical condition and prospects of the Company, as made available to Raymond James by or on behalf of the Company, including, but not limited to, financial projections prepared by the management of the Company (the “Projections”);
3. reviewed the Company’s (a) audited financial statements for years ended December 31, 2022 and 2021, and (b) unaudited financial statements for the three month period ended March 31, 2023;
4. reviewed the Company’s recent public filings and certain other publicly available information regarding the Company;
5. reviewed the financial and operating performance of the Company and those of other selected public companies that we deemed to be relevant to this Opinion;
6. considered certain publicly available financial terms of certain transactions we deemed to be relevant to this Opinion;
7. reviewed the current and historical market prices and trading volume for the Company CDIs, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant to this Opinion;
8. conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;
9. received a certificate addressed to Raymond James from a member of senior management of the Company regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of the Company; and

10. discussed with members of the senior management of the Company certain information relating to the aforementioned and any other matters which we have deemed relevant to this Opinion including, but not limited to, the past and current business operations of the Company and the financial condition and future prospects and operations of the Company.
With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company or otherwise reviewed by or discussed with us, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. Furthermore, we have undertaken no independent analysis of any potential or actual litigation, regulatory action, restructuring or bankruptcy proceedings, possible unasserted claims or other contingent liabilities, to which the Company is a party or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is a party or may be subject. With your consent, this Opinion makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, claims or investigations or possible assertions. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company. With respect to the Projections and any other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that the Projections and such other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company, and we have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We express no opinion with respect to the Projections or the assumptions on which they are based. We have assumed that the final form of the Agreement will be substantially similar to the draft reviewed by us, and that the Transaction will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto. Furthermore, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without being waived. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction or the Company that would be material to our analyses or this Opinion.
Our Opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of June 6, 2023 and any material change in such circumstances and conditions would require a reevaluation of this Opinion, which we are under no obligation to undertake. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect.
We express no opinion as to the underlying business decision to effect the Transaction, the structure or tax consequences of the Transaction or the availability or advisability of any alternatives to the Transaction. We provided advice to the Board with respect to the proposed Transaction. We did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Transaction. Our Opinion is limited to the fairness, from a financial point of view, of the Company Stock Transaction Consideration to be received by the Company Shareholders.
We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board to approve or consummate the Transaction. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting or tax advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the fact that the Company has been assisted by legal, accounting and tax advisors and we have, with the consent of the Board, relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors as to all legal, accounting and tax matters with respect to the Company and the Transaction.

In formulating our Opinion, we have considered only what we understand to be the consideration to be received by the Company Shareholders pursuant to the Agreement as is described above and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any of the Company’s officers, directors or employees, or class of such persons, whether relative to the compensation received by the Company Shareholders or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (1) the fairness of the Transaction to the holders of any class of securities, creditors, or other constituencies of the Company, or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion, or (2) the fairness of the Transaction to any one class or group of the Company’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Transaction amongst or within such classes or groups of security holders or other constituents). We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.
The delivery of this Opinion was approved by an opinion committee of Raymond James.
Raymond James has been engaged to render financial advisory services to the Company in connection with the proposed Transaction and will receive a fee for such services, a substantial portion of which is contingent upon consummation of the Transaction. Raymond James will also receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Transaction or on the conclusion reached herein. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.
In the ordinary course of our business, Raymond James may trade in the securities of the Company and Parent for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company and/or Parent or other participants in the Transaction in the future, for which Raymond James may receive compensation.
It is understood that this letter is solely for the information of the Board (solely in each director’s capacity as such) in evaluating the proposed Transaction and does not constitute a recommendation to the Board or any shareholder of the Company regarding how said shareholder should act or vote with respect to the proposed Transaction or any other matter. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be disclosed, reproduced, quoted, summarized, referred to at any time, in any manner, or used for any other purpose, nor shall any references to Raymond James or any of its affiliates be made, without our prior written consent, except that this Opinion may be disclosed in and filed with a proxy statement used in connection with the Transaction that is required to be filed with the Securities and Exchange Commission, provided that this Opinion is quoted in full in such proxy statement.
The Board requested that Raymond James provide a U.S.-style fairness opinion. Accordingly, this Opinion was obtained in accordance with U.S. practice, and is not an Australian-standard “Independent Expert’s Report” to Company Shareholders on whether the Transaction is fair and reasonable to Company Shareholders. The Board obtained this Opinion in its discretion and this Opinion has been prepared and issued on this basis. “Independent Expert Reports” as defined by the Australian Corporations Act 2001 (Cth) (the “Corporations Act”) have different disclosure requirements than detailed in this Opinion. This Opinion has not been prepared to satisfy the requirements of the ASX Listing Rules, the Corporations Act or guidance published by the Australian Securities and Investments Commission.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Company Stock Transaction Consideration to be received by the Company Shareholders in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/Reed Welch
RAYMOND JAMES & ASSOCIATES, INC.

Annex D
Chapter 23B.13 of the Revised Code of Washington
RCW 23B.13.010—Definitions.
As used in this chapter:
(1) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2) “Dissenter” means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.
(3) “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(4) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
(5) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
(6) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(7) “Shareholder” means the record shareholder or the beneficial shareholder.
RCW 23B.13.020—Right to dissent.
(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate actions:
(a) A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, or would have been required but for the provisions of RCW 23B.11.030(9), and the shareholder was, or but for the provisions of RCW 23B.11.030(9) would have been, entitled to vote on the merger, or (ii) if the corporation was a subsidiary and the plan of merger provided for the merger of the subsidiary with its parent under RCW 23B.11.040;
(b) A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;
(c) A sale, lease, exchange, or other disposition, which has become effective, of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale, lease, exchange, or other disposition, including a disposition in dissolution, but not including a disposition pursuant to court order or a disposition for cash pursuant to a plan by which all or substantially all of the net proceeds of the disposition will be distributed to the shareholders within one year after the date of the disposition;
(d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation;
(e) Any action described in RCW 23B.25.120;
(f) Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

(g) A plan of entity conversion in the case of a conversion of a domestic corporation to a foreign corporation, which has become effective, to which the domestic corporation is a party as the converting entity, if: (i) The shareholder was entitled to vote on the plan; and (ii) the shareholder does not receive shares in the surviving entity that have terms as favorable to the shareholder in all material respects and that represent at least the same percentage interest of the total voting rights of the outstanding shares of the surviving entity as the shares held by the shareholder before the conversion.
(2) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this chapter may not challenge the corporate action creating the shareholder’s entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.
(3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder’s shares shall terminate upon the occurrence of any one of the following events:
(a) The proposed corporate action is abandoned or rescinded;
(b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or
(c) The shareholder’s demand for payment is withdrawn with the written consent of the corporation.
RCW 23B.13.030—Dissent by nominees and beneficial owners.
(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:
(a) The beneficial shareholder delivers to the corporation the record shareholder’s executed written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.
RCW 23B.13.200—Notice of dissenters’ rights.
(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.
(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 would be submitted for approval by a vote at a shareholders’ meeting but for the provisions of RCW 23B.11.030(9), the offer made pursuant to RCW 23B.11.030(9) must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.
(3) If corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.
RCW 23B.13.210—Notice of intent to demand payment.
(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 does not require shareholder approval pursuant to RCW 23B.11.030(9), a shareholder who wishes to assert dissenters’ rights with respect to any class or series of shares:
(a) Shall deliver to the corporation before the shares are purchased pursuant to the offer under RCW 23B.11.030(9) written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected; and
(b) Shall not tender, or cause to be tendered, any shares of such class or series in response to such offer.
(3) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters’ rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.
(4) A shareholder who does not satisfy the requirements of subsection (1), (2), or (3) of this section is not entitled to payment for the shareholder’s shares under this chapter.
RCW 23B.13.220—Dissenters’ rights—Notice.
(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved at a shareholders’ meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (6) of this section.
(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.11.030(9), the corporation shall within 10 days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(2) a notice in compliance with subsection (6) of this section.
(3) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(3) shall comply with subsection (6) of this section.
(4) In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(a)(ii), the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders of the subsidiary other than the parent a notice in compliance with subsection (6) of this section.
(5) In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(d) that, pursuant to RCW 23B.10.020(4)(b), is not required to be approved by the shareholders of the corporation, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders entitled to dissent under RCW 23B.13.020(1)(d) a notice in compliance with subsection (6) of this section.
(6) Any notice under subsection (1), (2), (3), (4), or (5) of this section must:
(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1), (2), (3), (4), or (5) of this section is delivered; and
(e) Be accompanied by a copy of this chapter.
RCW 23B.13.230—Duty to demand payment.

(1) A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to RCW 23B.13.220(6)(c), and deposit the shareholder’s certificates, all in accordance with the terms of the notice.
(2) The shareholder who demands payment and deposits the shareholder’s share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.
(3) A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder’s shares under this chapter.
RCW 23B.13.240—Share restrictions.
(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.
(2) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.
RCW 23B.13.250—Payment.
(1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.
(2) The payment must be accompanied by:
(a) The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(b) An explanation of how the corporation estimated the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s right to demand payment under RCW 23B.13.280; and
(e) A copy of this chapter.
RCW 23B.13.260—Failure to take corporate action.
(1) If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.
(2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must deliver a new dissenters’ notice under RCW 23B.13.220 and repeat the payment demand procedure.
RCW 23B.13.270—After-acquired shares.
(1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. The corporation shall deliver with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under RCW 23B.13.280.
RCW 23B.13.280—Procedure if shareholder dissatisfied with payment or offer.

(1) A dissenter may deliver a notice to the corporation informing the corporation of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under RCW 23B.13.250, or reject the corporation’s offer under RCW 23B.13.270 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:
(a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;
(b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or
(c) The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.
(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.
RCW 23B.13.300—Court action.
(1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(2) The corporation shall commence the proceeding in the superior court of the county where a corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.
(5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(6) Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.
RCW 23B.13.310—Court costs and counsel fees.
(1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.
(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or
(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

Limeade

Limeade, Inc.
ARBN 637 017 602

LODGE YOUR INSTRUCTION

ONLINE
https://investorcentre.linkgroup.com

BY FAX
+61 2 9287 0309

BY HAND
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

ALL ENQUIRIES TO
Telephone: 1300 554 474 Overseas: +61 1300 554 474

X99999999999

CDI VOTING INSTRUCTION FORM

STEP 1

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

I/We being a holder of CHESS Depositary Interests (**CDIs**) of Limeade, Inc. (**Company**) hereby direct CHESS Depositary Nominees Pty Ltd (**CDN**) to vote the shares underlying my/our CDI holding at the Special Meeting of Shareholders of the Company to be held on **Tuesday, 8 August 2023 at 10:00am (AEST), being Monday, 7 August 2023 at 5:00pm (PDT)** and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below.

The Meeting will be conducted as a virtual meeting and you can participate by logging in: Online at **https://meetings.linkgroup.com/LMESM23** (refer to details in the Virtual Special Meeting Online Guide).

STEP 2

PROXY APPOINTMENT– **this only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting**

If you wish to attend the Meeting in person or appoint another person or company other than CDN, who need not be a Shareholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert their name(s) and email address in these boxes.

Name

Email

Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Special Meeting and Proxy Statement* including any cut off time for receipt of valid proxies.

STEP 3

VOTING INSTRUCTIONS

Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Meeting. Please read the voting instructions overleaf before marking any boxes with an ☒

Proposals

* If you mark the Abstain box for a particular Item, you are directing CDN not to vote on your behalf on a show of hands or on a poll. The effect of this would be as follows: for Proposal 1, it will have the same effect as a vote against the proposal; for Proposal 2, your votes will not be counted in computing the required majority on a poll. If you do not mark the "For", "Against" or "Abstain" box, your vote will be treated as a vote "For" the proposal.

STEP 4

SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED

CDI Holder 1 (Individual)	Joint CDI Holder 2 (Individual)	Joint CDI Holder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the CDI Holder in accordance with the instructions overleaf.

LME PRX2304I

HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM

YOUR NAME AND ADDRESS

This is your name and address as it appears on the Company's CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. **Please note: you cannot change ownership of your CDIs using this form.**

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

Each CHESS Depositary Interest (CDI) is evidence of an indirect ownership in the Company's shares of common stock (Shares). The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Meetings of Shareholders on the instruction of the registered holders of the CDIs.

APPOINTMENT OF A PROXY

If you wish to attend the Meeting in person or appoint some person or company other than CDN, who need not be a Shareholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name(s) and email address or the name and email address of your chosen appointee in the box in Step 2. Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Special Meeting and Proxy Statement* including any cut off time for receipt of valid proxies.

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: where the holding is in one name, the holder must sign.

Joint Holding: where the holding is in more than one name, either holder may sign.

Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the *Corporations Act 2001*) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature.

LODGEMENT OF A CDI VOTING INSTRUCTION FORM

This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given below by **Saturday, 5 August 2023 at 10:00am (AEST), being Friday, 4 August 2023 at 5:00pm (PDT),** being not later than 72 hours before the commencement of the Meeting. Any CDI Voting Instruction Form received after that time will be invalid.

CDI Voting Instruction Forms may be lodged using the reply paid envelope or:

ONLINE

https://investorcentre.linkgroup.com

Login to the Link website using the holding details as shown on the Proxy Form. Select 'Voting' and follow the prompts to lodge your vote. To use the online lodgement facility, shareholders will need their "Holder Identifier" - Securityholder Reference Number (SRN) or Holder Identification Number (HIN) and postcode.

BY MAIL

BY FAX

+61 2 9287 0309

BY HAND

delivering it to Link Market Services Limited*
Level 12
680 George Street
Sydney NSW 2000

* During business hours (Monday to Friday, 9:00am–5:00pm)

Limeade, Inc.

ARBN 637 017 602

LODGE YOUR VOTE

ONLINE
https://investorcentre.linkgroup.com

BY FAX
+61 2 9287 0309

BY HAND
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

ALL ENQUIRIES TO
Telephone: 1300 554 474 Overseas: +61 1300 554 474

X99999999999

This proxy is solicited by the Board of Directors

PROXY FORM

I/We being a shareholder(s) of Limeade, Inc. and entitled to attend and vote hereby appoint:

STEP 1

APPOINT A PROXY

☐ Elizabeth Bastoni and Sarah Visbeek, or either one of them, with full power of substitution **(Management Proxies)**

OR if you are **NOT** appointing the Management Proxies as your proxy, please write the name and email of the person or body corporate you are appointing as your proxy

Name

Email

or failing the person or body corporate named, or if no person or body corporate is named, the Management Proxies, as my/our proxy to act on my/our behalf to vote and act with respect to all the shares of common stock of Limeade, Inc. (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees fit) at the Special Meeting of the Company to be held on **Tuesday, 8 August 2023 at 10:00am (AEST), being Monday, 7 August 2023 at 5:00pm (PDT)** (the **Meeting**) and at any postponement or adjournment of the Meeting.

The Meeting will be conducted as a virtual meeting and you can participate by logging in: Online at **https://meetings.linkgroup.com/LMESM23** (refer to details in the Virtual Special Meeting Online Guide).

The Management Proxies intend to vote undirected proxies in favour of each item of business.

STEP 2

VOTING DIRECTIONS

Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Meeting.

Please read the voting instructions overleaf before marking any boxes with an ☒

ⓘ * If you mark the Abstain box for a particular Item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll. The effect of this would be as follows: for Proposal 1, it will have the same effect as a vote against the Proposal; for Proposal 2, your votes will not be counted in computing the required majority on a poll.

STEP 3

SIGNATURE OF SHAREHOLDERS – THIS MUST BE COMPLETED

Shareholder 1 (Individual)	Joint Shareholder 2 (Individual)	Joint Shareholder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director
		Date

This form should be signed by the shareholder. If a joint holding, either shareholder may sign. If signed by the shareholder's attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company's constitution and the *Corporations Act 2001* (Cth).

LME PRX2303N

HOW TO COMPLETE THIS SHAREHOLDER PROXY FORM

YOUR NAME AND ADDRESS

This is your name and address as it appears on the Company's share register. If this information is incorrect, please make the correction on the form. Shareholders sponsored by a broker should advise their broker of any changes. **Please note: you cannot change ownership of your shares using this form.**

APPOINTMENT OF PROXY

If you wish to appoint the Management Proxies as your proxy, mark the box in Step 1. If you wish to appoint someone other than the Management Proxies as your proxy, please write the name email address of that individual or body corporate in Step 1. A proxy need not be a shareholder of the Company.

DEFAULT TO MANAGEMENT PROXIES

Any directed proxies that are not voted on a poll at the Meeting will default to the Management Proxies, who is required to vote those proxies as directed. **Any undirected proxies that default to the Management Proxies will be voted according to the instructions set out in this Proxy Form.**

VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT

You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your shares will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of shares you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

APPOINTMENT OF A SECOND PROXY

You are entitled to appoint up to two persons as proxies to attend the Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the Company's share registry or you may copy this form and return them both together.

To appoint a second proxy you must:

(a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of shares applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded; and

(b) return both forms together.

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: where the holding is in one name, the holder must sign.

Joint Holding: where the holding is in more than one name, either shareholder may sign.

Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the *Corporations Act 2001*) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

CORPORATE REPRESENTATIVES

If a representative of the corporation is to attend the Meeting the appropriate "Certificate of Appointment of Corporate Representative" must be produced prior to admission in accordance with the Notice of Meeting. A form of the certificate may be obtained from the Company's share registry or online at www.linkmarketservices.com.au.

LODGEMENT OF A PROXY FORM

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below by **Sunday, 6 August 2023 at 10:00am (AEST), being Saturday, 5 August 2023 at 5:00pm (PDT),** being not later than 48 hours before the commencement of the Meeting. Any Proxy Form received after that time will not be valid for the scheduled Meeting.

Proxy Forms may be lodged using the reply paid envelope or:

ONLINE
https://investorcentre.linkgroup.com

Login to the Link website using the holding details as shown on the Proxy Form. Select 'Voting' and follow the prompts to lodge your vote. To use the online lodgement facility, shareholders will need their "Holder Identifier" - Securityholder Reference Number (SRN) or Holder Identification Number (HIN).

BY HAND
delivering it to Link Market Services Limited*
Level 12
680 George Street
Sydney NSW 2000

* During business hours (Monday to Friday, 9:00am–5:00pm)